UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

200 Clarendon Street, Boston, MA 02116

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-670-2000

Date of fiscal year end: April 30, 2014

Date of reporting period: April 30, 2014

Item 1. Reports to Stockholders.

APRIL 30, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares Dow Jones U.S. ETF | IYY | NYSE Arca
➢	iShares U.S. Energy ETF | IYE | NYSE Arca
➢	iShares U.S. Healthcare ETF | IYH | NYSE Arca
➢	iShares U.S. Technology ETF | IYW | NYSE Arca
➢	iShares U.S. Telecommunications ETF | IYZ | NYSE Arca
➢	iShares U.S. Utilities ETF | IDU | NYSE Arca
➢	iShares Transportation Average ETF | IYT | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. DOMESTIC MARKET OVERVIEW

Domestic equities delivered solid performance for the 12-month period ended April 30, 2014 (the “reporting period”), with the Dow Jones Industrial Average and S&P 500® reaching several record highs throughout the reporting period. Performance was mixed however, as the actions of the U.S. Federal Reserve Bank (the “Fed”) kept volatility levels elevated.

The reporting period began in a positive environment for domestic equities, as investors responded to encouraging data, including a rebound in the housing market and strong corporate fundamentals. The Fed’s ongoing quantitative easing program (“QE3”) helped to support stock market strength. However, the health of the U.S. economy triggered concerns that the Fed would terminate QE3 earlier than had been previously expected. The Fed escalated those concerns with comments made in June 2013 about “tapering” QE3, indicating that the Fed might begin scaling back its bond-purchasing program if the U.S. economy and labor market showed further signs of improvement. Those comments spurred market volatility and declines over the course of the next several months, until the Fed announced in September 2013 that it would delay any tapering of stimulus until the economic recovery appeared more sustainable. When the Fed did, in fact, begin to reduce its bond-buying program at the end of 2013, the effect on markets was positive, as investors had digested the possibility of tapering and were reassured that the tapering of the stimulus would be gradual.

Markets continued to gain strength during the first four months of 2014, although mixed data kept performance volatile. The U.S. economy grew only moderately, as evidenced by an annual gross domestic product (“GDP”) growth in the first quarter of 2014 of 2.3%. Although harsh weather conditions accounted for some of the disappointing growth rate, a decline in export levels also hurt. The labor market rebounded, however. Unemployment levels declined throughout the first quarter of 2014, dipping to 6.3% in April 2014. Other indicators of economic health reflected improvement. Consumer spending climbed 0.9% in March 2014 from February 2014, the biggest monthly increase since August 2009. Industrial production levels expanded throughout the first quarter of 2014, increasing 3.8% in March 2014 versus March 2013.

Discouraging economic data from China weighed on markets. The country registered annual GDP growth of 7.7% for 2013, matching its 7.7% growth rate for 2012, but significantly lagging its 9.3% and 10.5% rates of growth for 2011 and 2010, respectively. For the first quarter of 2014, GDP growth was expected to slow to 7.3% on an annual basis. Factory output growth fell to a five-month low in December 2013, and oil consumption increased at its slowest rate in five years in China, which is the world’s second-largest oil consumer.

Concerns about Europe abated, as the European Union appeared to have emerged from its longest recession since the introduction of the single currency for the collective countries. GDP for the EU as a whole turned positive in the second quarter of 2013, although unemployment levels remained stubbornly high throughout the Eurozone.

For the reporting period, value-oriented stocks outpaced growth-oriented stocks among small- and mid-capitalization stocks, while growth-oriented large-capitalization stocks outperformed their value-oriented counterparts. Underlying the overall relative performance, growth stocks generally outpaced value stocks for much of the reporting period. In the final months of the reporting period, investors largely shifted toward value stocks, as growth-oriented stocks became relatively expensive.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.23%	20.25%	20.50%	20.23%	20.25%	20.50%
5 Years	19.30%	19.30%	19.54%	141.61%	141.67%	144.09%
10 Years	8.04%	8.03%	8.24%	116.59%	116.50%	120.75%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,079.30	$1.03	$1,000.00	$1,023.80	$1.00	0.20%

[a]

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. ETF

The iShares Dow Jones U.S. ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of U.S. equities, as represented by the Dow Jones U.S. IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 20.23%, net of fees, while the total return for the Index was 20.50%.

U.S. equities, as represented by the Index, experienced solid gains for the reporting period, climbing to record highs.

In terms of sector returns, nine of the ten major sectors contributed positively to Index performance. Typically growth-oriented sectors generally outpaced value-oriented sectors, although performance was mixed. The growth-oriented information technology sector, which is the largest sector at an average of 18% of the Index, contributed the most to Index returns. The industrials sector, also a growth-oriented sector, achieved the greatest absolute sector gains and was the second-largest contributor to Index performance. The value-oriented health care sector, which accounted for 13% of the Index on average, contributed substantially to Index results, largely as a result of increased health care spending along with the implementation of the Affordable Care Act. The financials sector, which accounted for an average of 18% of the Index, also contributed substantially. Reflecting increased consumer spending during the reporting period, consumer-based sectors performed well, as the consumer discretionary sector, a growth-oriented sector, contributed meaningfully to Index gains, outpacing both the absolute returns and the contribution to Index performance that the value-oriented consumer staples sector generated. The telecommunication services sector experienced a modest decline for the reporting period. Because it represented an average 2% of the Index, its impact on Index returns was slight.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*
Information Technology	18.00%
Financials	17.03
Health Care	12.67
Consumer Discretionary	12.55
Industrials	11.47
Energy	10.01
Consumer Staples	8.83
Materials	3.84
Utilities	3.32
Telecommunication Services	2.28

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*
Apple Inc.	2.66%
Exxon Mobil Corp.	2.24
Microsoft Corp.	1.54
Johnson & Johnson	1.45
General Electric Co.	1.37
Chevron Corp.	1.21
Wells Fargo & Co.	1.20
Berkshire Hathaway Inc. Class B	1.17
Procter & Gamble Co. (The)	1.13
J.P. Morgan Chase & Co.	1.07

TOTAL	15.04%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® U.S. ENERGY ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	21.57%	21.72%	22.14%	21.57%	21.72%	22.14%
5 Years	16.20%	16.17%	16.53%	111.87%	111.59%	114.88%
10 Years	13.18%	13.16%	13.69%	244.80%	244.26%	260.89%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,098.00	$2.29	$1,000.00	$1,022.60	$2.21	0.44%

[a]

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. ENERGY ETF

The iShares U.S. Energy ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the energy sector, as represented by the Dow Jones U.S. Oil & Gas IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 21.57%, net of fees, while the total return for the Index was 22.14%.

The stocks of energy-related companies, as represented by the Index, delivered solid results for the reporting period, outpacing the returns of broader equity markets.

Although energy stocks outperformed the broader equity market for the entire reporting period, the sector lagged for much of the reporting period. Harsh winter weather conditions in early 2014 largely fueled outperformance, particularly among natural gas producers.

Oil prices gained only modestly during the course of the reporting period. The U.S. and Chinese economies largely drive prices for oil. For the reporting period, the U.S. economy showed modest improvement, although growth was inconsistent. The Chinese economy continued to soften, however, reducing demand for oil.

The types of geopolitical events that might be expected to drive up oil prices occurred during the reporting period: Libyan oil production fell sharply after protestors seized three of the country’s largest oil ports in July 2013. In Eastern Europe, increasing tensions over Ukraine led to concerns about potential oil sanctions against Russia, the world’s largest producer of oil. However, a boom in U.S. shale oil production, combined with increased oil production in Canada, offset a considerable amount of oil supply that previously was imported from overseas markets.

Natural gas prices, however, rebounded measurably in the first few months of 2014 as unusually harsh winter weather conditions created a spike in demand. In January of 2014, demand for natural gas reached its highest level on record. Meanwhile, natural gas supply declined. For the week ended February 7, 2014, supplies of natural gas in underground storage dropped to their lowest level for the second week of February since 2004. As a result, prices for natural gas surged in early 2014, reaching their highest levels since early 2010.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*
Oil, Gas & Consumable Fuels	78.19%
Energy Equipment & Services	21.09
Other**	0.72

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*
Exxon Mobil Corp.	22.37%
Chevron Corp.	12.11
Schlumberger Ltd.	6.71
ConocoPhillips	4.60
Occidental Petroleum Corp.	3.85
Halliburton Co.	2.71
EOG Resources Inc.	2.71
Anadarko Petroleum Corp.	2.52
Phillips 66	2.47
Apache Corp.	1.73

TOTAL	61.78%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® U.S. HEALTHCARE ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.99%	23.96%	24.55%	23.99%	23.96%	24.55%
5 Years	21.71%	21.70%	22.23%	167.08%	166.98%	172.81%
10 Years	8.97%	8.94%	9.47%	136.18%	135.46%	147.12%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,108.20	$2.30	$1,000.00	$1,022.60	$2.21	0.44%

[a]

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. HEALTHCARE ETF

The iShares U.S. Healthcare ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the healthcare sector, as represented by the Dow Jones U.S. Health Care IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 23.99%, net of fees, while the total return for the Index was 24.55%.

Health care stocks, as represented by the Index, delivered solid gains for the reporting period and outpaced broad U.S. stock indexes.

The largest driver of gains for the sector was the implementation of the Affordable Care Act. As millions of Americans obtained health care coverage for the first time, health care spending climbed 9.9% in the first quarter of 2014, its sharpest rise since 1980.

Within the health care sector, biotechnology companies experienced an acceleration of IPOs during the reporting period. In September 2013, six biotech companies completed IPOs, the highest number in a single month since August 2000. For the first quarter of 2014, a total of 24 biotech IPOs were completed. Merger and acquisition activity remained solid, and in-licensing agreements and collaborations accelerated. Biotechnology companies also benefited from strong pipelines of new medications, including those being developed to address hepatitis, HIV, and cancer.

Pharmaceutical companies largely began to move past their patent expirations on blockbuster drugs, replacing them with new products in their pipelines. Investor demand for yield benefited pharmaceutical stocks, which typically offer higher dividend yields than the broader equity market.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*
Pharmaceuticals	45.86%
Biotechnology	19.92
Health Care Equipment & Supplies	16.71
Health Care Providers & Services	13.73
Life Sciences Tools & Services	3.64
Other**	0.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*
Johnson & Johnson	12.11%
Pfizer Inc.	8.44
Merck & Co. Inc.	7.28
Gilead Sciences Inc.	5.10
Amgen Inc.	3.56
AbbVie Inc.	3.50
Bristol-Myers Squibb Co.	3.48
UnitedHealth Group Inc.	3.14
Biogen Idec Inc.	2.87
Abbott Laboratories	2.53

TOTAL	52.01%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® U.S. TECHNOLOGY ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	24.84%	24.87%	25.37%	24.84%	24.87%	25.37%
5 Years	17.80%	17.80%	18.20%	126.86%	126.88%	130.70%
10 Years	8.10%	8.06%	8.56%	117.88%	117.12%	127.36%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,110.70	$2.30	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. TECHNOLOGY ETF

The iShares U.S. Technology ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the technology sector, as represented by the Dow Jones U.S. Technology IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 24.84%, net of fees, while the total return for the Index was 25.37%.

Technology stocks, as represented by the Index, delivered solid returns during the reporting period, outperforming broader equity markets.

The technology sector began the reporting period on a negative note, as the uneven economic recovery kept corporate technology spending levels low. Enterprise IT spending on PCs, servers, and storage was sluggish early in the reporting period, while sales of smartphones and tablets accounted for the bulk of growth. As the reporting period progressed, however, improving overseas demand and a recovering U.S. economic environment led to an uptick in IT spending from corporations. Underlying overall technology spending, corporations appeared to continue their shift toward mobile devices, cloud computing and consumption-based software.

Continued decline in demand for personal computers hurt the performance of traditional semiconductor chip makers. An ongoing global trend toward innovative consumer-related products, such as tablets and smartphones, largely benefited stock prices for makers of the devices and their components.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Computers & Peripherals	24.26%
Software	22.90
Internet Software & Services	16.11
Semiconductors & Semiconductor Equipment	14.46
Communications Equipment	10.89
IT Services	8.96
Electronic Equipment, Instruments & Components	1.19
Other**	1.23

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Apple Inc.	17.62%
Microsoft Corp.	10.22
International Business Machines Corp.	6.44
Google Inc. Class A	5.06
Google Inc. Class C	4.98
Oracle Corp.	4.74
QUALCOMM Inc.	4.46
Intel Corp.	4.44
Cisco Systems Inc.	3.99
Facebook Inc. Class A	3.42

TOTAL	65.37%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® U.S. TELECOMMUNICATIONS ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.81%	12.73%	12.61%	12.81%	12.73%	12.61%
5 Years	14.78%	14.76%	15.19%	99.19%	99.06%	102.79%
10 Years	6.23%	6.21%	6.36%	82.96%	82.69%	85.21%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through May 8, 2007 reflects the performance of the Dow Jones U.S. Telecommunications Index. Index performance beginning on May 9, 2007 reflects the performance of the Dow Jones U.S. Select Telecommunications Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,015.40	$2.20	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. TELECOMMUNICATIONS ETF

The iShares U.S. Telecommunications ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the telecommunications sector, as represented by the Dow Jones U.S. Select Telecommunications IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 12.81%, net of fees, while the total return for the Index was 12.61%.

Telecommunications stocks, as represented by the Index, delivered positive results during the reporting period, but lagged the performance of broader equity markets.

As a traditionally defensive sector with generally attractive dividend yields, the telecommunications sector overall had benefited in recent reporting periods from an investor shift toward dividend-paying stocks in a low-interest-rate environment. During the reporting period, however, improving economic conditions and the Fed talks of tapering its quantitative easing program led to anticipations of higher interest rates. In this environment, the sector became less attractive, underperforming other sector groups.

Within the sector, wireless telecommunications companies benefited from the ongoing trend toward smartphones, which in turn drove up usage of texting and internet services from mobile devices. However, the rate of revenue growth for wireless data carriers slowed as penetration increased. Competition within the industry drove down pricing during the reporting period, also crimping revenues.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Diversified Telecommunication Services	63.55%
Wireless Telecommunication Services	33.99
Communications Equipment	2.46

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

AT&T Inc.	8.91%
Verizon Communications Inc.	8.41
CenturyLink Inc.	7.11
Level 3 Communications Inc.	5.86
Frontier Communications Corp.	5.75
SBA Communications Corp. Class A	5.42
Windstream Holdings Inc.	5.24
Sprint Corp.	5.01
T-Mobile US Inc.	4.87
Telephone & Data Systems Inc.	4.64

TOTAL	61.22%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® U.S. UTILITIES ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	9.08%	9.11%	9.54%	9.08%	9.11%	9.54%
5 Years	16.06%	16.05%	16.61%	110.59%	110.52%	115.64%
10 Years	10.03%	10.03%	10.53%	160.03%	160.10%	172.06%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,127.40	$2.32	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. UTILITIES ETF

The iShares U.S. Utilities ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the utilities sector, as represented by the Dow Jones U.S. Utilities IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 9.08%, net of fees, while the total return for the Index was 9.54%.

Utilities stocks, as represented by the Index, delivered positive results during the reporting period, but lagged the performance of broader equity markets.

Because utilities are viewed as necessities that are relatively resilient to changes in economic or market conditions, the utilities sector had benefited from the uncertain economic environment that had characterized previous reporting periods. Many investors’ search for yield in a low-interest-rate environment had also benefited the utilities sector, as many utilities stocks offered dividend yields that surpassed the yields of other instruments. During the course of the reporting period, however, economic conditions improved, and investors began to anticipate a rise in interest rates. In that environment, utilities stocks began to lose their relative attractiveness, and investors largely shifted toward other areas of the equity market.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Electric Utilities	52.59%
Multi-Utilities	34.19
Gas Utilities	6.47
Independent Power Producers & Energy Traders	4.80
Water Utilities	1.95

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Duke Energy Corp.	8.16%
NextEra Energy Inc.	6.74
Dominion Resources Inc.	6.54
Southern Co. (The)	6.31
Exelon Corp.	4.66
American Electric Power Co. Inc.	4.07
Sempra Energy	3.47
PPL Corp.	3.26
PG&E Corp.	3.23
Public Service Enterprise Group Inc.	3.22

TOTAL	49.66%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® TRANSPORTATION AVERAGE ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	25.91%	25.99%	25.97%	25.91%	25.99%	25.97%
5 Years	21.06%	21.06%	21.57%	159.99%	160.03%	165.57%
10 Years	11.42%	11.41%	11.92%	194.95%	194.53%	208.37%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,106.20	$2.30	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TRANSPORTATION AVERAGE ETF

The iShares Transportation Average ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the transportation sector, as represented by the Dow Jones Transportation Average IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 25.91%, net of fees, while the total return for the Index was 25.97%.

Transportation stocks, as represented by the Index, delivered solid results during the reporting period and outperformed broader equity markets.

Railroad stocks performed well, continuing to benefit from a trend in the energy sector toward transporting supplies by rail to new shale fields and crude oil away from the fields around the country. Because no pipeline infrastructure exists in key new oil and gas fields, demand has grown for transportation by rail. Automotive production and assembly activity in Mexico also translated into higher demand for rail, used to transport manufactured goods into the U.S.

The delivery service group performed well, benefiting from improving economic conditions and an ongoing trend toward e-commerce. The trucking group also fared well, with the American Trucking Associations reporting 2013 as the best year since 1998 for the For-Hire Truck Tonnage Index.

Airlines gained during the reporting period, benefiting from improving global economic conditions and steady oil prices. Newer planes with greater fuel efficiency, as well as additional charges for baggage and other amenities, also helped boost profitability among airlines.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*
Road & Rail	46.55%
Air Freight & Logistics	25.21
Airlines	14.30
Marine	9.26
Trading Companies & Distributors	4.68

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Union Pacific Corp.	14.46%
FedEx Corp.	9.98
United Parcel Service Inc. Class B	7.52
Kirby Corp.	7.43
Kansas City Southern Industries Inc.	7.41
J.B. Hunt Transport Services Inc.	4.73
Alaska Air Group Inc.	4.73
Ryder System Inc.	4.71
Norfolk Southern Corp.	4.71
Landstar System Inc.	4.69

TOTAL	70.37%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2013 and held through April 30, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.98%

AEROSPACE & DEFENSE — 2.65%
Alliant Techsystems Inc.	1,393	$200,898
B/E Aerospace Inc.[a]	4,409	386,978
Boeing Co. (The)	30,763	3,969,042
Curtiss-Wright Corp.	2,155	137,791
DigitalGlobe Inc.[a,b]	3,096	92,199
Esterline Technologies Corp.[a]	1,386	151,102
Exelis Inc.	8,283	153,567
General Dynamics Corp.	14,626	1,600,816
HEICO Corp.	2,535	140,236
Hexcel Corp.[a]	4,503	187,730
Honeywell International Inc.	35,281	3,277,605
Huntington Ingalls Industries Inc.	2,227	229,381
L-3 Communications Holdings Inc.	3,862	445,559
Lockheed Martin Corp.	12,166	1,996,927
Moog Inc. Class Aa	2,036	133,256
Northrop Grumman Corp.	9,750	1,184,722
Precision Castparts Corp.	6,509	1,647,363
Raytheon Co.	14,148	1,350,851
Rockwell Collins Inc.	6,065	470,947
Spirit AeroSystems Holdings Inc. Class Aa	4,526	135,916
Teledyne Technologies Inc.[a]	1,675	155,540
Textron Inc.	12,549	513,254
TransDigm Group Inc.	2,234	397,362
Triumph Group Inc.	2,379	154,183
United Technologies Corp.	37,857	4,479,619

		23,592,844
AIR FREIGHT & LOGISTICS — 0.65%
C.H. Robinson Worldwide Inc.	6,830	402,287
Expeditors International of Washington Inc.	9,322	384,439
FedEx Corp.	12,445	1,695,631
Forward Air Corp.	1,305	57,720
Hub Group Inc. Class Aa	1,582	70,636
United Parcel Service Inc. Class B	31,991	3,151,114
UTi Worldwide Inc.	3,929	38,465

		5,800,292
AIRLINES — 0.42%
Alaska Air Group Inc.	3,180	299,174
American Airlines Group Inc.[a]	8,645	303,180
Delta Air Lines Inc.	38,213	1,407,385
JetBlue Airways Corp.[a,b]	10,081	79,690

Security	Shares	Value

Southwest Airlines Co.	31,891	$770,806
Spirit Airlines Inc.[a]	3,319	188,652
United Continental Holdings Inc.[a]	16,730	683,755

		3,732,642
AUTO COMPONENTS — 0.57%
Autoliv Inc.	4,297	438,208
BorgWarner Inc.	10,188	633,082
Cooper Tire & Rubber Co.	2,790	70,168
Dana Holding Corp.	7,206	152,551
Delphi Automotive PLC	12,486	834,564
Gentex Corp.	6,514	186,756
Goodyear Tire & Rubber Co. (The)	12,364	311,573
Johnson Controls Inc.	29,870	1,348,332
Lear Corp.	3,595	298,601
Tenneco Inc.[a]	2,701	161,709
TRW Automotive Holdings Corp.[a]	5,122	411,553
Visteon Corp.[a,b]	2,211	191,937

		5,039,034
AUTOMOBILES — 0.73%
Ford Motor Co.	177,415	2,865,252
General Motors Co.	58,422	2,014,391
Harley-Davidson Inc.	9,854	728,605
Tesla Motors Inc.[a,b]	3,690	767,114
Thor Industries Inc.	1,978	120,401

		6,495,763
BEVERAGES — 1.86%
Beam Inc.	7,473	623,771
Brown-Forman Corp. Class B NVS	7,380	662,134
Coca-Cola Co. (The)	170,163	6,940,949
Coca-Cola Enterprises Inc.	10,579	480,710
Constellation Brands Inc. Class Aa	7,472	596,564
Dr Pepper Snapple Group Inc.	8,772	486,144
Molson Coors Brewing Co. Class B NVS	7,100	425,787
Monster Beverage Corp.[a]	6,060	405,778
PepsiCo Inc.	68,398	5,874,704

		16,496,541
BIOTECHNOLOGY — 2.38%
Acorda Therapeutics Inc.[a,b]	1,763	62,498
Aegerion Pharmaceuticals Inc.[a,b]	1,129	49,970
Alexion Pharmaceuticals Inc.[a]	8,905	1,408,771
Alkermes PLC[a]	6,469	299,256
Alnylam Pharmaceuticals Inc.[a]	2,421	119,912
Amgen Inc.	33,966	3,795,700

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2014

Security	Shares	Value

Arena Pharmaceuticals Inc.[a,b]	9,686	$61,990
ARIAD Pharmaceuticals Inc.[a,b]	7,806	56,750
Biogen Idec Inc.[a]	10,645	3,056,392
BioMarin Pharmaceutical Inc.[a,b]	6,372	371,042
Celgene Corp.[a]	18,280	2,687,343
Cepheid Inc.[a,b]	2,977	129,440
Cubist Pharmaceuticals Inc.[a,b]	3,310	231,899
Gilead Sciences Inc.[a]	69,132	5,426,171
Incyte Corp.[a]	6,712	325,935
Isis Pharmaceuticals Inc.[a]	5,227	139,090
Medivation Inc.[a,b]	3,388	203,991
Myriad Genetics Inc.[a,b]	3,344	141,150
PDL BioPharma Inc.[b]	8,031	68,183
Pharmacyclics Inc.[a,b]	3,005	284,213
Regeneron Pharmaceuticals Inc.[a]	3,528	1,047,428
Seattle Genetics Inc.[a,b]	5,006	192,631
Theravance Inc.[a,b]	3,446	92,766
United Therapeutics Corp.[a,b]	2,096	209,621
Vertex Pharmaceuticals Inc.[a]	10,615	718,636

		21,180,778
BUILDING PRODUCTS — 0.17%
A.O. Smith Corp.	3,488	163,099
Allegion PLC	4,037	199,226
Fortune Brands Home & Security Inc.	7,490	298,476
Lennox International Inc.	2,053	172,103
Masco Corp.	16,025	321,942
Owens Corning	4,941	201,840
Simpson Manufacturing Co. Inc.	1,797	58,924
USG Corp.[a,b]	3,858	115,200

		1,530,810
CAPITAL MARKETS — 2.04%
Affiliated Managers Group Inc.[a]	2,365	468,743
Ameriprise Financial Inc.	8,586	958,455
Bank of New York Mellon Corp. (The)	50,870	1,722,967
BlackRock Inc.[c]	5,631	1,694,931
Charles Schwab Corp. (The)	52,826	1,402,530
E*TRADE Financial Corp.[a]	12,946	290,638
Eaton Vance Corp. NVS	5,442	196,293
Federated Investors Inc. Class B	4,162	118,783
Financial Engines Inc.	2,270	100,448
Franklin Resources Inc.	18,032	943,975
Goldman Sachs Group Inc. (The)	18,954	3,029,228
Greenhill & Co. Inc.	1,151	57,723

Security	Shares	Value

Invesco Ltd.	19,424	$683,919
Janus Capital Group Inc.	6,696	81,222
Legg Mason Inc.	4,665	218,742
LPL Financial Holdings Inc.	3,529	167,098
Morgan Stanley	63,240	1,956,013
Northern Trust Corp.	10,022	603,825
Raymond James Financial Inc.	5,588	277,724
SEI Investments Co.	6,433	208,301
State Street Corp.	19,417	1,253,562
Stifel Financial Corp.[a,b]	2,632	123,099
T. Rowe Price Group Inc.	11,722	962,728
TD Ameritrade Holding Corp.	10,707	341,553
Waddell & Reed Financial Inc. Class A	3,824	257,929

		18,120,429
CHEMICALS — 2.65%
Air Products and Chemicals Inc.	9,489	1,115,147
Airgas Inc.	2,963	314,848
Albemarle Corp.	3,657	245,165
Ashland Inc.	3,202	309,313
Axiall Corp.	3,135	146,091
Cabot Corp.	2,686	155,251
Celanese Corp. Series A	7,007	430,440
CF Industries Holdings Inc.	2,495	611,699
Chemtura Corp.[a]	4,381	97,696
Cytec Industries Inc.	1,696	161,663
Dow Chemical Co. (The)	54,777	2,733,372
E.I. du Pont de Nemours and Co.	41,757	2,811,081
Eastman Chemical Co.	6,899	601,386
Ecolab Inc.	12,239	1,280,689
FMC Corp.	5,931	456,687
H.B. Fuller Co.	2,206	102,204
Huntsman Corp.	8,672	217,234
International Flavors & Fragrances Inc.	3,666	361,174
LyondellBasell Industries NV Class A	19,453	1,799,403
Minerals Technologies Inc.	1,568	93,280
Monsanto Co.	23,657	2,618,830
Mosaic Co. (The)	15,310	766,113
NewMarket Corp.	499	185,788
Olin Corp.[b]	3,682	103,464
PolyOne Corp.	4,217	158,011
PPG Industries Inc.	6,231	1,206,446
Praxair Inc.	13,280	1,733,704

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2014

Security	Shares	Value

Rockwood Holdings Inc.	3,355	$238,373
RPM International Inc.	5,943	253,528
Scotts Miracle-Gro Co. (The) Class A	1,999	122,359
Sensient Technologies Corp.	2,220	119,991
Sherwin-Williams Co. (The)	3,807	760,791
Sigma-Aldrich Corp.	5,322	512,030
Valspar Corp. (The)	3,602	263,090
W.R. Grace & Co.[a]	3,473	319,863
Westlake Chemical Corp.	1,800	128,160

		23,534,364
COMMERCIAL BANKS — 5.64%
Associated Banc-Corp.	7,298	128,080
BancorpSouth Inc.	3,735	87,250
Bank of America Corp.	475,379	7,197,238
Bank of Hawaii Corp.	2,016	111,223
BB&T Corp.	32,173	1,201,018
BOK Financial Corp.	923	60,383
Cathay General Bancorp	3,293	77,715
CIT Group Inc.	9,036	389,000
Citigroup Inc.	136,368	6,533,391
City National Corp.	2,123	154,066
Comerica Inc.	8,186	394,893
Commerce Bancshares Inc.	3,658	159,050
Cullen/Frost Bankers Inc.	2,348	179,411
East West Bancorp Inc.	6,280	216,723
F.N.B. Corp.	7,870	97,903
Fifth Third Bancorp	38,302	789,404
First Financial Bankshares Inc.	1,383	81,666
First Horizon National Corp.	10,795	124,035
First Niagara Financial Group Inc.	16,038	143,059
First Republic Bank	5,612	284,865
FirstMerit Corp.	7,396	143,408
Fulton Financial Corp.	8,318	101,396
Glacier Bancorp Inc.	3,232	82,933
Hancock Holding Co.	3,689	124,430
Huntington Bancshares Inc.	37,291	341,586
IBERIABANK Corp.	1,337	84,097
International Bancshares Corp.	2,542	58,364
J.P. Morgan Chase & Co.	170,210	9,528,356
KeyCorp	40,022	545,900
M&T Bank Corp.	5,849	713,636
MB Financial Inc.	2,416	64,845
National Penn Bancshares Inc.	5,287	51,654
Old National Bancorp	4,538	64,077

Security	Shares	Value

PNC Financial Services Group Inc. (The)[c]	23,934	$2,011,413
Popular Inc.[a]	4,625	142,912
PrivateBancorp Inc.	3,046	83,978
Prosperity Bancshares Inc.	2,571	151,689
Regions Financial Corp.	63,918	648,129
Signature Bank[a]	2,154	255,938
SunTrust Banks Inc.	23,944	916,097
Susquehanna Bancshares Inc.	8,226	85,221
SVB Financial Group[a]	2,062	219,995
Synovus Financial Corp.	44,053	141,410
TCF Financial Corp.	7,314	114,830
Texas Capital Bancshares Inc.[a]	1,845	103,671
Trustmark Corp.	2,973	67,992
U.S. Bancorp	82,037	3,345,469
UMB Financial Corp.	1,637	96,108
Umpqua Holdings Corp.	7,669	127,535
United Bankshares Inc.	2,847	83,275
Valley National Bancorp	8,936	89,539
Webster Financial Corp.	4,000	120,560
Wells Fargo & Co.	215,221	10,683,570
Westamerica Bancorp	1,112	56,512
Wintrust Financial Corp.	2,086	93,495
Zions Bancorp	8,256	238,764

		50,193,157
COMMERCIAL SERVICES & SUPPLIES — 0.61%
ABM Industries Inc.	2,273	61,575
ADT Corp. (The)	8,278	250,327
Brady Corp. Class A	2,069	53,359
Brink’s Co. (The)	2,103	53,500
Cintas Corp.	4,558	268,603
Clean Harbors Inc.[a,b]	2,535	152,100
Copart Inc.[a]	5,088	184,542
Covanta Holding Corp.	5,909	109,021
Deluxe Corp.	2,266	124,517
Healthcare Services Group Inc.	3,015	87,736
Herman Miller Inc.	2,573	79,326
HNI Corp.	2,079	73,243
Iron Mountain Inc.	7,688	218,647
KAR Auction Services Inc.	6,170	183,743
MSA Safety Inc.	1,376	72,584
Pitney Bowes Inc.	9,084	243,451
R.R. Donnelley & Sons Co.	8,911	156,834
Republic Services Inc.	12,143	426,098
Rollins Inc.	2,866	86,209

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2014

Security	Shares	Value

Stericycle Inc.[a]	3,868	$450,390
Tetra Tech Inc.[a]	2,890	82,856
Tyco International Ltd.	20,603	842,663
United Stationers Inc.	1,813	68,042
Waste Connections Inc.	5,571	248,801
Waste Management Inc.	19,383	861,574

		5,439,741
COMMUNICATIONS EQUIPMENT — 1.64%
ADTRAN Inc.	2,462	55,223
ARRIS Group Inc.[a]	5,133	133,920
Aruba Networks Inc.[a,b]	4,941	97,684
Brocade Communications Systems Inc.[a]	20,455	190,436
Ciena Corp.[a,b]	4,552	89,993
Cisco Systems Inc.	231,472	5,349,318
F5 Networks Inc.[a]	3,037	319,401
Finisar Corp.[a,b]	4,164	108,889
Harris Corp.	4,722	347,161
InterDigital Inc.	1,816	63,051
JDS Uniphase Corp.[a]	10,548	133,643
Juniper Networks Inc.[a]	21,231	524,193
Motorola Solutions Inc.	10,132	644,193
Palo Alto Networks Inc.[a,b]	2,079	132,183
Plantronics Inc.	1,919	83,611
Polycom Inc.[a]	6,355	78,166
QUALCOMM Inc.	75,962	5,978,969
Riverbed Technology Inc.[a]	7,319	142,355
ViaSat Inc.[a]	1,906	122,384

		14,594,773
COMPUTERS & PERIPHERALS — 3.66%
3D Systems Corp.[a,b]	4,302	203,657
Apple Inc.	40,091	23,657,298
Diebold Inc.	2,837	106,700
Electronics For Imaging Inc.[a]	2,080	78,603
EMC Corp.	91,264	2,354,611
Hewlett-Packard Co.	85,313	2,820,448
Lexmark International Inc. Class A	2,833	121,819
NCR Corp.[a]	7,502	228,886
NetApp Inc.	14,902	530,660
SanDisk Corp.	10,099	858,112
Seagate Technology PLC	14,932	785,124
Western Digital Corp.	9,543	841,025

		32,586,943

Security	Shares	Value

CONSTRUCTION & ENGINEERING — 0.27%
AECOM Technology Corp.[a]	4,387	$142,227
Chicago Bridge & Iron Co. NV	4,812	385,297
EMCOR Group Inc.	2,965	136,360
Fluor Corp.	7,129	539,665
Foster Wheeler AGa	4,346	148,981
Jacobs Engineering Group Inc.[a]	5,939	342,680
KBR Inc.	6,677	169,395
Quanta Services Inc.[a]	9,746	343,839
URS Corp.	3,372	158,889

		2,367,333
CONSTRUCTION MATERIALS — 0.10%
Eagle Materials Inc.	2,233	186,076
Martin Marietta Materials Inc.	2,059	255,995
Texas Industries Inc.[a,b]	934	80,978
Vulcan Materials Co.	5,824	375,823

		898,872
CONSUMER FINANCE — 0.84%
American Express Co.	41,118	3,594,947
Capital One Financial Corp.	25,814	1,907,655
Cash America International Inc.[b]	1,308	56,963
Discover Financial Services	21,183	1,184,130
Portfolio Recovery Associates Inc.[a]	2,256	128,930
Santander Consumer USA Holdings Inc.[a]	3,459	78,658
SLM Corp.	19,016	489,662

		7,440,945
CONTAINERS & PACKAGING — 0.34%
AptarGroup Inc.	2,876	193,900
Avery Dennison Corp.	4,337	211,038
Ball Corp.	6,259	351,693
Bemis Co. Inc.	4,606	185,346
Crown Holdings Inc.[a]	6,248	294,718
Greif Inc. Class A	1,383	74,945
MeadWestvaco Corp.	7,887	308,145
Owens-Illinois Inc.[a]	7,349	233,551
Packaging Corp. of America	4,450	296,504
Rock-Tenn Co. Class A	3,220	307,864
Sealed Air Corp.	8,825	302,786
Silgan Holdings Inc.	2,031	101,042
Sonoco Products Co.	4,530	190,622

		3,052,154
DISTRIBUTORS — 0.13%
Genuine Parts Co.	6,949	605,397

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2014

Security	Shares	Value

LKQ Corp.[a]	13,396	$390,091
Pool Corp.	2,082	122,880

		1,118,368
DIVERSIFIED CONSUMER SERVICES — 0.13%
Apollo Education Group Inc.[a]	4,493	129,668
DeVry Education Group Inc.	2,568	115,637
Graham Holdings Co. Class B	189	126,863
H&R Block Inc.	12,174	345,985
Hillenbrand Inc.	2,781	84,542
Service Corp. International	9,515	178,597
Sotheby’s	3,117	131,101
Weight Watchers International Inc.[b]	1,229	24,334

		1,136,727
DIVERSIFIED FINANCIAL SERVICES — 1.72%
Berkshire Hathaway Inc. Class Ba	80,914	10,425,769
CBOE Holdings Inc.	3,917	209,011
CME Group Inc.	14,284	1,005,451
IntercontinentalExchange Group Inc.	5,204	1,063,906
Leucadia National Corp.	14,145	360,980
McGraw Hill Financial Inc.	12,160	898,989
Moody’s Corp.	8,497	667,015
MSCI Inc. Class Aa	5,201	210,849
NASDAQ OMX Group Inc. (The)	5,268	194,389
PHH Corp.[a,b]	2,494	59,282
Voya Financial Inc.	6,193	219,170

		15,314,811
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.14%
AT&T Inc.	234,135	8,358,619
CenturyLink Inc.	25,999	907,625
Frontier Communications Corp.[b]	44,460	264,537
Level 3 Communications Inc.[a]	7,695	331,116
tw telecom inc.[a]	6,440	197,644
Verizon Communications Inc.	186,174	8,699,911
Windstream Holdings Inc.	26,606	241,316

		19,000,768
ELECTRIC UTILITIES — 1.75%
ALLETE Inc.	1,635	84,628
American Electric Power Co. Inc.	22,045	1,186,241
Cleco Corp.	2,702	141,990
Duke Energy Corp.	31,816	2,369,974
Edison International	14,624	827,133
El Paso Electric Co.	1,799	68,038
Entergy Corp.	7,996	579,710

Security	Shares	Value

Exelon Corp.	38,698	$1,355,591
FirstEnergy Corp.	18,765	633,319
Great Plains Energy Inc.	6,922	185,717
Hawaiian Electric Industries Inc.	4,408	105,748
IDACORP Inc.	2,209	124,013
ITC Holdings Corp.	7,156	264,557
NextEra Energy Inc.	19,621	1,959,157
Northeast Utilities	14,102	666,461
OGE Energy Corp.	8,848	330,296
Pepco Holdings Inc.	11,105	297,170
Pinnacle West Capital Corp.	4,922	275,386
PNM Resources Inc.	3,559	98,513
Portland General Electric Co.	3,537	118,383
PPL Corp.	28,249	941,822
Southern Co. (The)	40,017	1,833,979
UIL Holdings Corp.	2,481	91,127
UNS Energy Corp.	1,859	111,652
Westar Energy Inc.	5,731	205,628
Xcel Energy Inc.	22,318	711,275

		15,567,508
ELECTRICAL EQUIPMENT — 0.74%
Acuity Brands Inc.	1,902	236,932
AMETEK Inc.	11,020	580,975
Babcock & Wilcox Co. (The)	5,041	175,376
Eaton Corp. PLC	21,420	1,555,949
Emerson Electric Co.	31,712	2,162,124
EnerSys Inc.	2,130	143,945
Generac Holdings Inc.	3,002	176,758
General Cable Corp.	2,232	57,184
Hubbell Inc. Class B	2,397	282,175
Polypore International Inc.[a,b]	2,117	73,418
Regal Beloit Corp.	2,021	151,029
Rockwell Automation Inc.	6,229	742,372
Sensata Technologies Holding NVa,b	6,321	268,453

		6,606,690
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.69%
Amphenol Corp. Class A	7,064	673,552
Anixter International Inc.	1,199	117,478
Arrow Electronics Inc.[a]	4,481	254,297
Avnet Inc.	6,191	267,018
Belden Inc.	1,881	138,837
Benchmark Electronics Inc.[a]	2,474	57,347
Cognex Corp.[a]	3,751	129,147

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2014

Security	Shares	Value

Corning Inc.	62,623	$1,309,447
Dolby Laboratories Inc. Class Aa,b	2,135	85,080
FEI Co.	1,880	149,498
FLIR Systems Inc.	6,385	217,345
Ingram Micro Inc. Class Aa	6,976	188,073
IPG Photonics Corp.[a]	1,495	96,622
Itron Inc.[a]	1,809	68,742
Jabil Circuit Inc.	8,211	141,722
Knowles Corporation[a]	3,800	106,134
Littelfuse Inc.	985	89,192
National Instruments Corp.	4,268	116,559
TE Connectivity Ltd.	18,345	1,081,988
Tech Data Corp.[a]	1,694	105,858
Trimble Navigation Ltd.[a,b]	11,579	444,981
Universal Display Corp.[a,b]	1,799	46,864
Vishay Intertechnology Inc.	5,925	84,253
Zebra Technologies Corp. Class Aa	2,319	161,031

		6,131,065
ENERGY EQUIPMENT & SERVICES — 2.11%
Atwood Oceanics Inc.[a]	2,567	127,221
Baker Hughes Inc.	19,666	1,374,653
Bristow Group Inc.	1,623	124,646
Cameron International Corp.[a]	9,703	630,307
CARBO Ceramics Inc.	893	124,940
Core Laboratories NV	2,038	382,492
Diamond Offshore Drilling Inc.[b]	3,136	171,257
Dresser-Rand Group Inc.[a]	3,403	205,677
Dril-Quip Inc.[a]	1,850	209,272
Ensco PLC Class A	10,435	526,446
Exterran Holdings Inc.	2,545	109,486
FMC Technologies Inc.[a]	10,528	596,938
Halliburton Co.	38,317	2,416,653
Helix Energy Solutions Group Inc.[a]	4,506	108,324
Helmerich & Payne Inc.	4,824	524,128
McDermott International Inc.[a,b]	10,590	76,566
Nabors Industries Ltd.	11,610	296,287
National Oilwell Varco Inc.	19,318	1,517,043
Nobel Corp. PLC	11,287	347,752
Oceaneering International Inc.	4,874	357,167
Oil States International Inc.[a]	2,337	227,016
Patterson-UTI Energy Inc.	6,549	213,039
Rowan Companies PLC Class Aa	5,623	173,863
Schlumberger Ltd.	58,731	5,964,133
SEACOR Holdings Inc.[a]	852	71,048
Superior Energy Services Inc.	7,218	237,617

Security	Shares	Value

Tidewater Inc.	2,219	$113,014
Transocean Ltd.	15,150	652,510
Unit Corp.[a]	1,970	129,921
Weatherford International Ltd.[a]	34,344	721,224

		18,730,640
FOOD & STAPLES RETAILING — 2.08%
Casey’s General Stores Inc.	1,717	117,889
Costco Wholesale Corp.	19,810	2,291,621
CVS Caremark Corp.	53,188	3,867,831
Fresh Market Inc. (The)[a,b]	1,871	69,414
Kroger Co. (The)	23,414	1,077,981
Rite Aid Corp.[a]	40,456	295,329
Safeway Inc.	10,360	352,862
Sysco Corp.	26,531	966,524
United Natural Foods Inc.[a]	2,214	152,833
Wal-Mart Stores Inc.	72,686	5,793,801
Walgreen Co.	39,370	2,673,223
Whole Foods Market Inc.	16,709	830,437

		18,489,745
FOOD PRODUCTS — 1.63%
Archer-Daniels-Midland Co.	29,638	1,296,070
B&G Foods Inc. Class A	2,349	77,047
Bunge Ltd.	6,622	527,442
Campbell Soup Co.	8,039	365,694
ConAgra Foods Inc.	18,839	574,778
Darling International Inc.[a]	7,104	142,151
Dean Foods Co.	4,147	65,689
Flowers Foods Inc.	7,908	162,272
General Mills Inc.	28,094	1,489,544
Hain Celestial Group Inc.[a]	2,277	195,868
Hershey Co. (The)	6,713	646,059
Hillshire Brands Co. (The)	5,550	197,858
Hormel Foods Corp.	6,031	287,618
Ingredion Inc.	3,286	231,499
J.M. Smucker Co. (The)	4,700	454,396
Kellogg Co.	11,546	771,619
Keurig Green Mountain Inc.	5,825	545,686
Kraft Foods Group Inc.	26,719	1,519,242
Lancaster Colony Corp.	887	84,159
McCormick & Co. Inc. NVS	5,964	424,637
Mead Johnson Nutrition Co. Class A	8,996	793,987
Mondelez International Inc. Class A	76,571	2,729,756
Post Holdings Inc.[a]	1,705	89,103

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2014

Security	Shares	Value

TreeHouse Foods Inc.[a,b]	1,623	$121,465
Tyson Foods Inc. Class A	12,195	511,824
WhiteWave Foods Co. (The) Class Aa	7,625	211,136

		14,516,599
GAS UTILITIES — 0.21%
AGL Resources Inc.	5,287	285,498
Atmos Energy Corp.	4,455	227,383
National Fuel Gas Co.	3,772	277,770
New Jersey Resources Corp.	1,861	92,548
Northwest Natural Gas Co.	1,178	52,150
ONE GAS Inc.	2,301	84,171
Piedmont Natural Gas Co.	3,403	121,793
Questar Corp.	7,892	191,618
South Jersey Industries Inc.	1,429	82,096
Southwest Gas Corp.	2,040	112,220
UGI Corp.	5,078	237,092
WGL Holdings Inc.	2,295	91,318

		1,855,657
HEALTH CARE EQUIPMENT & SUPPLIES — 2.00%
Abbott Laboratories	69,538	2,693,902
Alere Inc.[a]	3,365	112,391
Align Technology Inc.[a]	3,208	161,651
Baxter International Inc.	24,534	1,785,830
Becton, Dickinson and Co.	8,731	986,865
Boston Scientific Corp.[a]	59,075	744,936
C.R. Bard Inc.	3,499	480,518
CareFusion Corp.[a]	9,375	366,188
Cooper Companies Inc. (The)	2,191	289,015
Covidien PLC	20,276	1,444,665
DENTSPLY International Inc.	6,362	283,936
Edwards Lifesciences Corp.[a]	4,922	400,995
Haemonetics Corp.[a,b]	2,276	69,099
Hill-Rom Holdings Inc.	2,702	100,947
Hologic Inc.[a]	12,267	257,423
IDEXX Laboratories Inc.[a,b]	2,327	294,226
Intuitive Surgical Inc.[a]	1,708	617,784
Masimo Corp.[a]	2,421	64,786
Medtronic Inc.	45,084	2,651,841
ResMed Inc.[b]	6,379	317,993
Sirona Dental Systems Inc.[a,b]	2,423	182,258
St. Jude Medical Inc.	12,767	810,321
Steris Corp.	2,624	126,083
Stryker Corp.	13,242	1,029,565
Teleflex Inc.	1,825	186,314

Security	Shares	Value

Thoratec Corp.[a]	2,587	$84,802
Varian Medical Systems Inc.[a]	4,595	365,532
West Pharmaceutical Services Inc.	3,078	133,524
Zimmer Holdings Inc.	7,697	745,070

		17,788,460
HEALTH CARE PROVIDERS & SERVICES — 2.09%
Aetna Inc.	16,316	1,165,778
AmerisourceBergen Corp.	10,327	673,114
Brookdale Senior Living Inc.[a]	4,412	140,478
Cardinal Health Inc.	15,330	1,065,588
Centene Corp.[a,b]	2,583	171,511
Chemed Corp.[b]	790	65,783
Cigna Corp.	12,257	981,050
Community Health Systems Inc.[a]	5,147	195,020
DaVita HealthCare Partners Inc.[a]	8,020	555,786
Express Scripts Holding Co.[a]	34,958	2,327,504
HCA Holdings Inc.[a]	14,116	734,032
Health Net Inc.[a]	3,557	122,112
HealthSouth Corp.	3,905	135,269
Henry Schein Inc.[a]	3,858	440,699
Humana Inc.	6,886	755,738
Laboratory Corp. of America Holdings[a]	3,796	374,665
LifePoint Hospitals Inc.[a]	2,104	117,656
Magellan Health Services Inc.[a]	1,206	69,610
McKesson Corp.	10,335	1,748,579
MEDNAX Inc.[a,b]	4,490	266,033
Omnicare Inc.	4,554	269,916
Owens & Minor Inc.	2,853	95,690
Patterson Companies Inc.	3,771	153,480
Quest Diagnostics Inc.	6,531	365,279
Team Health Holdings Inc.[a,b]	3,189	154,603
Tenet Healthcare Corp.[a]	4,456	200,876
UnitedHealth Group Inc.	44,525	3,341,156
Universal Health Services Inc. Class B	3,996	326,833
VCA Antech Inc.[a]	3,964	121,417
WellCare Health Plans Inc.[a]	1,911	128,935
WellPoint Inc.	12,706	1,279,240

		18,543,430
HEALTH CARE TECHNOLOGY — 0.13%
Allscripts Healthcare Solutions Inc.[a]	7,088	107,879
athenahealth Inc.[a,b]	1,673	206,850
Cerner Corp.[a]	13,257	680,084

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2014

Security	Shares	Value

HMS Holdings Corp.[a,b]	3,908	$63,192
Medidata Solutions Inc.[a]	2,296	83,368

		1,141,373
HOTELS, RESTAURANTS & LEISURE — 1.93%
Bally Technologies Inc.[a,b]	1,748	113,812
Bob Evans Farms Inc.	1,046	49,026
Brinker International Inc.	2,963	145,602
Carnival Corp.	19,579	769,651
Cheesecake Factory Inc. (The)	2,201	98,803
Chipotle Mexican Grill Inc.[a]	1,383	689,426
Choice Hotels International Inc.	1,782	78,729
Cracker Barrel Old Country Store Inc.	1,070	101,372
Darden Restaurants Inc.	5,805	288,567
Domino’s Pizza Inc.	2,428	180,595
Dunkin’ Brands Group Inc.	4,833	219,950
Hilton Worldwide Holdings Inc.[a]	5,339	116,550
Hyatt Hotels Corp. Class Aa	2,662	149,817
International Game Technology	10,975	137,736
Jack in the Box Inc.[a]	1,954	104,617
Las Vegas Sands Corp.	17,475	1,382,797
Life Time Fitness Inc.[a,b]	1,789	85,872
Marriott International Inc. Class A	9,991	578,779
Marriott Vacations Worldwide Corp.[a]	1,309	71,314
McDonald’s Corp.	44,503	4,511,714
MGM Resorts International[a]	14,892	375,725
Norwegian Cruise Line Holdings Ltd.[a]	4,168	136,585
Panera Bread Co. Class Aa	1,199	183,411
Papa John’s International Inc.	1,512	66,316
Penn National Gaming Inc.[a]	2,983	33,290
Royal Caribbean Cruises Ltd.	7,350	390,506
Six Flags Entertainment Corp.	4,296	172,441
Starbucks Corp.	34,069	2,405,953
Starwood Hotels & Resorts Worldwide Inc.	8,600	659,190
Vail Resorts Inc.	1,610	111,460
Wendy’s Co. (The)	11,355	94,360
Wyndham Worldwide Corp.	5,678	405,069
Wynn Resorts Ltd.	3,652	744,606
Yum! Brands Inc.	19,990	1,539,030

		17,192,671
HOUSEHOLD DURABLES — 0.48%
D.R. Horton Inc.	12,822	285,674

Security	Shares	Value

Garmin Ltd.	5,578	$318,504
Harman International Industries Inc.	3,045	333,763
Jarden Corp.[a]	5,576	318,668
Leggett & Platt Inc.	6,404	210,436
Lennar Corp. Class A	7,902	304,938
M.D.C. Holdings Inc.	1,744	48,134
Mohawk Industries Inc.[a]	2,735	362,141
Newell Rubbermaid Inc.	12,485	375,923
NVR Inc.[a]	190	204,630
PulteGroup Inc.	15,482	284,714
Ryland Group Inc. (The)	2,128	81,694
Tempur Sealy International Inc.[a,b]	2,679	134,432
Toll Brothers Inc.[a,b]	7,136	244,337
Tupperware Brands Corp.	2,224	188,840
Whirlpool Corp.	3,445	528,394

		4,225,222
HOUSEHOLD PRODUCTS — 1.79%
Church & Dwight Co. Inc.	6,215	428,897
Clorox Co. (The)	5,888	534,042
Colgate-Palmolive Co.	39,308	2,645,428
Energizer Holdings Inc.	2,779	310,386
Kimberly-Clark Corp.	17,004	1,908,699
Procter & Gamble Co. (The)	121,872	10,060,534

		15,887,986
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.16%
AES Corp. (The)	29,488	426,102
Calpine Corp.[a]	15,637	358,556
Dynegy Inc.[a]	4,419	125,721
NRG Energy Inc.	14,502	474,505

		1,384,884
INDUSTRIAL CONGLOMERATES — 2.13%
3M Co.	28,320	3,939,029
Carlisle Companies Inc.	2,867	235,811
Danaher Corp.	27,068	1,986,250
General Electric Co.	450,957	12,126,233
Roper Industries Inc.	4,441	617,077

		18,904,400
INSURANCE — 3.19%
ACE Ltd.	15,217	1,557,003
Aflac Inc.	20,504	1,286,011
Alleghany Corp.[a]	756	308,433

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2014

Security	Shares	Value

Allied World Assurance Co. Holdings Ltd.	1,515	$163,150
Allstate Corp. (The)	20,112	1,145,378
American Financial Group Inc.	3,183	185,983
American International Group Inc.	65,890	3,500,736
Aon PLC	13,609	1,155,132
Arch Capital Group Ltd.[a]	5,250	300,930
Argo Group International Holdings Ltd.	1,243	55,214
Arthur J. Gallagher & Co.	6,855	308,612
Aspen Insurance Holdings Ltd.	2,948	134,959
Assurant Inc.	3,263	219,959
Assured Guaranty Ltd.	7,273	173,897
Axis Capital Holdings Ltd.	4,751	217,358
Brown & Brown Inc.	5,293	157,626
Chubb Corp. (The)	11,048	1,017,300
Cincinnati Financial Corp.	6,590	321,197
CNO Financial Group Inc.	9,976	172,086
Endurance Specialty Holdings Ltd.	1,938	98,489
Erie Indemnity Co. Class A	1,144	81,968
Everest Re Group Ltd.	2,118	334,708
Fidelity National Financial Inc. Class A	12,300	395,814
First American Financial Corp.	4,829	128,451
Genworth Financial Inc. Class Aa	22,110	394,663
Hanover Insurance Group Inc. (The)	1,895	110,763
Hartford Financial Services Group Inc. (The)	20,074	720,054
HCC Insurance Holdings Inc.	4,510	207,189
Kemper Corp.	2,216	87,333
Lincoln National Corp.	11,908	577,657
Loews Corp.	13,682	601,598
Markel Corp.[a]	638	399,337
Marsh & McLennan Companies Inc.	24,574	1,211,744
MBIA Inc.[a]	6,348	76,938
Mercury General Corp.	1,328	63,558
MetLife Inc.	50,620	2,649,957
Montpelier Re Holdings Ltd.	1,813	55,442
Old Republic International Corp.	10,853	179,726
PartnerRe Ltd.	2,120	223,448
Platinum Underwriters Holdings Ltd.	1,174	73,622
Primerica Inc.	2,531	116,148

Security	Shares	Value

Principal Financial Group Inc.	12,295	$575,898
ProAssurance Corp.	2,768	125,723
Progressive Corp. (The)	24,614	596,889
Protective Life Corp.	3,510	179,537
Prudential Financial Inc.	20,708	1,670,721
Reinsurance Group of America Inc.	3,175	243,554
RenaissanceRe Holdings Ltd.	1,822	184,405
RLI Corp.	1,558	67,087
Selective Insurance Group Inc.	2,485	57,006
StanCorp Financial Group Inc.	1,981	121,039
Torchmark Corp.	4,091	326,053
Travelers Companies Inc. (The)	15,849	1,435,602
Unum Group	11,788	391,597
Validus Holdings Ltd.	4,135	153,284
W.R. Berkley Corp.	4,635	205,052
White Mountains Insurance Group Ltd.	244	145,487
Willis Group Holdings PLC	7,985	327,305
XL Group PLC	12,290	385,292

		28,361,102
INTERNET & CATALOG RETAIL — 1.18%
Amazon.com Inc.[a]	16,715	5,083,533
Expedia Inc.	4,626	328,400
Groupon Inc.[a]	16,802	117,446
HSN Inc.	1,484	86,131
Lands’ End Inc.[a,b]	607	16,784
Liberty Interactive Corp. Series Aa	21,212	616,421
Liberty Ventures Series Aa	3,366	195,363
Netflix Inc.[a]	2,693	867,254
Priceline.com Inc. (The)[a]	2,350	2,720,712
Shutterfly Inc.[a]	1,710	69,990
TripAdvisor Inc.[a]	4,941	398,936

		10,500,970
INTERNET SOFTWARE & SERVICES — 2.85%
Akamai Technologies Inc.[a]	8,027	425,993
AOL Inc.[a]	3,539	151,505
Conversant Inc.[a,b]	2,807	68,603
CoStar Group Inc.[a,b]	1,292	207,870
eBay Inc.[a]	52,489	2,720,505
Equinix Inc.[a]	2,235	419,755
Facebook Inc. Class Aa	76,802	4,591,223
Google Inc. Class Aa	12,703	6,794,581
Google Inc. Class Ca	12,704	6,690,689
IAC/InterActiveCorp	3,485	230,986
j2 Global Inc.	1,934	89,660

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2014

Security	Shares	Value

LinkedIn Corp. Class Aa	4,362	$669,436
OpenTable Inc.[a,b]	1,049	70,451
Pandora Media Inc.[a]	7,326	171,575
Rackspace Hosting Inc.[a,b]	5,126	148,756
Twitter Inc.[a,b]	3,528	137,486
VeriSign Inc.[a,b]	5,548	261,755
Yahoo! Inc.[a]	42,209	1,517,413

		25,368,242
IT SERVICES — 3.35%
Accenture PLC Class A	28,706	2,302,795
Acxiom Corp.[a]	3,317	93,672
Alliance Data Systems Corp.[a,b]	2,395	579,351
Amdocs Ltd.	7,263	337,947
Automatic Data Processing Inc.	21,653	1,688,068
Blackhawk Network Holdings Inc. Class Ba,b	1,711	39,404
Broadridge Financial Solutions Inc.	5,214	199,905
CACI International Inc. Class Aa	1,038	72,297
Cognizant Technology Solutions Corp. Class Aa	27,342	1,309,819
Computer Sciences Corp.	6,602	390,706
Convergys Corp.	4,385	94,453
CoreLogic Inc.[a]	4,101	114,951
DST Systems Inc.	1,358	125,194
Euronet Worldwide Inc.[a]	2,164	99,522
Fidelity National Information Services Inc.	12,977	693,361
Fiserv Inc.[a]	11,413	693,682
FleetCor Technologies Inc.[a]	3,288	375,259
Gartner Inc.[a]	4,067	280,379
Genpact Ltd.[a]	7,006	118,121
Global Payments Inc.	3,148	210,381
International Business Machines Corp.	44,014	8,647,431
Jack Henry & Associates Inc.	3,824	210,932
Leidos Holdings Inc.	3,309	123,227
MasterCard Inc. Class A	45,934	3,378,446
MAXIMUS Inc.	3,056	130,094
NeuStar Inc. Class Aa,b	2,721	69,984
Paychex Inc.	14,532	607,583
Science Applications International Corp.	1,807	70,473
Teradata Corp.[a,b]	7,255	329,812
Total System Services Inc.	7,529	239,196
Vantiv Inc. Class Aa	6,391	196,523

Security	Shares	Value

VeriFone Systems Inc.[a]	4,948	$165,461
Visa Inc. Class A	22,788	4,617,077
Western Union Co.	24,801	393,592
WEX Inc.[a,b]	1,715	164,589
Xerox Corp.	50,105	605,770

		29,769,457
LEISURE EQUIPMENT & PRODUCTS — 0.16%
Brunswick Corp.	4,052	162,850
Hasbro Inc.	5,186	286,578
Mattel Inc.	15,196	595,911
Polaris Industries Inc.	2,983	400,707

		1,446,046
LIFE SCIENCES TOOLS & SERVICES — 0.59%
Agilent Technologies Inc.	15,013	811,303
Bio-Rad Laboratories Inc. Class Aa	905	111,505
Charles River Laboratories International Inc.[a]	2,168	116,465
Covance Inc.[a,b]	2,538	224,055
Illumina Inc.[a,b]	5,772	784,126
Mettler-Toledo International Inc.[a]	1,327	309,350
PAREXEL International Corp.[a]	2,610	118,363
PerkinElmer Inc.	5,066	212,620
TECHNE Corp.	1,497	133,697
Thermo Fisher Scientific Inc.	17,648	2,011,872
Waters Corp.[a]	3,820	376,423

		5,209,779
MACHINERY — 2.12%
Actuant Corp. Class A	3,280	111,061
AGCO Corp.	3,812	212,328
Caterpillar Inc.	28,719	3,026,983
Chart Industries Inc.[a]	1,345	91,756
CLARCOR Inc.	2,253	130,133
Colfax Corp.[a,b]	4,183	301,092
Crane Co.	2,167	157,606
Cummins Inc.	7,772	1,172,406
Deere & Co.	16,631	1,552,338
Donaldson Co. Inc.	6,092	256,412
Dover Corp.	7,602	656,813
Flowserve Corp.	6,128	447,650
Graco Inc.	2,702	195,895
Harsco Corp.	3,595	86,028
IDEX Corp.	3,593	267,930
Illinois Tool Works Inc.	17,583	1,498,599
Ingersoll-Rand PLC	11,632	695,594
ITT Corp.	4,142	178,686

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2014

Security	Shares	Value

Joy Global Inc.	4,504	$271,952
Kennametal Inc.	3,543	165,564
Lincoln Electric Holdings Inc.	3,689	246,462
Manitowoc Co. Inc. (The)	5,948	189,027
Middleby Corp. (The)[a,b]	861	217,385
Mueller Industries Inc.	2,518	72,871
Navistar International Corp.[a,b]	3,009	114,131
Nordson Corp.	2,674	198,812
Oshkosh Corp.	3,706	205,720
PACCAR Inc.	15,861	1,014,787
Pall Corp.	4,990	419,909
Parker Hannifin Corp.	6,696	849,588
Pentair Ltd. Registered	8,909	661,850
Snap-on Inc.	2,596	301,136
SPX Corp.	2,051	208,874
Stanley Black & Decker Inc.	6,968	598,482
Terex Corp.	4,973	215,281
Timken Co. (The)	3,572	225,322
Toro Co. (The)	2,489	158,151
Trinity Industries Inc.	3,548	266,313
Valmont Industries Inc.	1,167	173,778
WABCO Holdings Inc.[a]	2,745	293,742
Wabtec Corp.	4,282	319,223
Woodward Inc.	2,719	121,893
Xylem Inc.	8,359	314,215

		18,863,778
MARINE — 0.03%
Kirby Corp.[a]	2,550	256,581
Matson Inc.	1,912	45,295

		301,876
MEDIA — 3.55%
AMC Networks Inc. Class Aa	2,683	176,193
Cablevision NY Group Class A	9,620	160,654
CBS Corp. Class B NVS	24,733	1,428,578
Charter Communications Inc. Class Aa	3,114	422,040
Cinemark Holdings Inc.	4,597	136,163
Comcast Corp. Class A	117,087	6,060,423
DIRECTV[a]	21,314	1,653,966
Discovery Communications Inc. Series Aa	9,972	756,875
DISH Network Corp. Class Aa	9,459	537,839
DreamWorks Animation SKG Inc. Class Aa	3,216	77,280
Gannett Co. Inc.	10,311	280,150

Security	Shares	Value

Interpublic Group of Companies Inc. (The)	19,567	$340,857
John Wiley & Sons Inc. Class A	2,054	118,023
Lamar Advertising Co. Class Aa	2,837	141,623
Liberty Global PLC Series Aa	9,991	397,842
Liberty Global PLC Series C NVS[a,b]	23,894	918,246
Liberty Media Corp.[a]	4,492	582,657
Live Nation Entertainment Inc.[a]	6,336	132,296
Madison Square Garden Inc. Class Aa	2,764	150,914
Meredith Corp.	1,629	71,790
Morningstar Inc.	984	72,157
New York Times Co. (The) Class A	5,684	91,399
News Corp. Class A NVS[a]	22,278	379,172
Omnicom Group Inc.	11,566	782,787
Regal Entertainment Group Class A	3,554	66,815
Scripps Networks Interactive Inc. Class A	5,049	379,028
Sinclair Broadcast Group Inc. Class A	3,356	89,706
Sirius XM Holdings Inc.[a]	135,002	430,656
Starz Series Aa	3,989	128,725
Time Warner Cable Inc.	12,497	1,767,826
Time Warner Inc.	40,198	2,671,559
Twenty-First Century Fox Inc. Class A	87,392	2,798,292
Viacom Inc. Class B NVS	17,926	1,523,352
Walt Disney Co. (The)	73,194	5,807,212

		31,533,095
METALS & MINING — 0.60%
Alcoa Inc.	52,530	707,579
Allegheny Technologies Inc.	4,826	198,831
Carpenter Technology Corp.	2,428	152,479
Cliffs Natural Resources Inc.[b]	6,795	120,407
Coeur Mining Inc.[a]	4,670	40,442
Commercial Metals Co.	5,156	98,995
Compass Minerals International Inc.	1,469	134,560
Freeport-McMoRan Copper & Gold Inc.	46,868	1,610,853
Kaiser Aluminum Corp.	877	61,741
Newmont Mining Corp.	22,300	553,709
Nucor Corp.	14,259	737,903

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2014

Security	Shares	Value

Reliance Steel & Aluminum Co.	3,494	$247,445
Royal Gold Inc.	2,924	193,569
Steel Dynamics Inc.	9,881	180,526
Stillwater Mining Co.[a]	5,120	80,794
United States Steel Corp.	6,480	168,610
Worthington Industries Inc.	2,416	88,909

		5,377,352
MULTI-UTILITIES — 1.14%
Alliant Energy Corp.	4,986	291,581
Ameren Corp.	10,887	449,742
Avista Corp.	2,682	86,226
Black Hills Corp.	1,989	114,865
CenterPoint Energy Inc.	19,210	475,640
CMS Energy Corp.	11,820	358,264
Consolidated Edison Inc.	13,132	762,050
Dominion Resources Inc.	26,209	1,901,201
DTE Energy Co.	7,943	620,666
Integrys Energy Group Inc.	3,521	215,767
MDU Resources Group Inc.	8,525	301,956
NiSource Inc.	13,970	507,390
NorthWestern Corp.	1,672	80,891
PG&E Corp.	20,604	939,130
Public Service Enterprise Group Inc.	22,692	929,691
SCANA Corp.	6,333	339,956
Sempra Energy	10,209	1,006,710
TECO Energy Inc.	9,165	164,603
Vectren Corp.	3,693	149,825
Wisconsin Energy Corp.	10,038	486,642

		10,182,796
MULTILINE RETAIL — 0.62%
Big Lots Inc.[a]	2,580	101,910
Dillard’s Inc. Class A	1,079	105,666
Dollar General Corp.[a]	13,171	743,371
Dollar Tree Inc.[a]	9,303	484,407
Family Dollar Stores Inc.	4,325	254,094
J.C. Penney Co. Inc.[a,b]	13,150	112,038
Kohl’s Corp.	9,037	495,137
Macy’s Inc.	16,544	950,122
Nordstrom Inc.	6,445	394,950
Sears Holdings Corp.[a,b]	2,022	88,584
Target Corp.	28,496	1,759,628

		5,489,907
OIL, GAS & CONSUMABLE FUELS — 7.90%
Alpha Natural Resources Inc.[a,b]	9,837	42,299

Security	Shares	Value

Anadarko Petroleum Corp.	22,673	$2,245,080
Apache Corp.	17,683	1,534,884
Cabot Oil & Gas Corp.	18,893	742,117
Cheniere Energy Inc.[a]	9,777	551,912
Chesapeake Energy Corp.	22,655	651,331
Chevron Corp.	85,811	10,770,997
Cimarex Energy Co.	3,881	462,305
Cobalt International Energy Inc.[a,b]	13,374	240,732
Concho Resources Inc.[a,b]	4,693	612,202
ConocoPhillips	55,141	4,097,528
CONSOL Energy Inc.	10,242	455,871
Continental Resources Inc.[a]	1,907	264,158
Denbury Resources Inc.	16,260	273,493
Devon Energy Corp.	17,311	1,211,770
Energen Corp.	3,222	251,026
Energy XXI (Bermuda) Ltd.	2,916	69,780
EOG Resources Inc.	24,603	2,411,094
EQT Corp.	6,755	736,227
EXCO Resources Inc.[b]	8,402	53,353
Exxon Mobil Corp.	194,219	19,889,968
Gulfport Energy Corp.[a]	3,757	276,778
Hess Corp.	12,292	1,095,955
HollyFrontier Corp.	8,921	469,155
Kinder Morgan Inc.	29,963	978,592
Kodiak Oil & Gas Corp.[a]	12,081	153,549
Marathon Oil Corp.	31,422	1,135,905
Marathon Petroleum Corp.	13,251	1,231,680
Murphy Oil Corp.	7,653	485,430
Newfield Exploration Co.[a]	6,063	205,233
Noble Energy Inc.	16,101	1,155,730
Oasis Petroleum Inc.[a]	4,296	199,807
Occidental Petroleum Corp.	35,768	3,424,786
ONEOK Inc.	9,421	595,596
Peabody Energy Corp.	12,105	230,116
Phillips 66	26,461	2,202,084
Pioneer Natural Resources Co.	6,434	1,243,499
QEP Resources Inc.	8,015	245,980
Range Resources Corp.	7,307	660,918
Rosetta Resources Inc.[a]	2,813	133,167
SandRidge Energy Inc.[a,b]	15,521	106,474
SemGroup Corp. Class A	1,867	119,264
SM Energy Co.	3,006	222,835
Southwestern Energy Co.[a]	15,759	754,541
Spectra Energy Corp.	30,090	1,194,874
Teekay Corp.	1,685	94,545

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2014

Security	Shares	Value

Tesoro Corp.	5,965	$335,770
Ultra Petroleum Corp.[a,b]	6,770	201,746
Valero Energy Corp.	23,869	1,364,591
Western Refining Inc.	2,400	104,400
Whiting Petroleum Corp.[a]	5,290	389,979
Williams Companies Inc. (The)	30,804	1,299,005
World Fuel Services Corp.	3,237	147,413
WPX Energy Inc.[a]	8,982	191,137

		70,218,661
PAPER & FOREST PRODUCTS — 0.14%
Domtar Corp.	1,444	134,812
International Paper Co.	19,898	928,242
Louisiana-Pacific Corp.[a]	6,246	102,372
Resolute Forest Products Inc.[a]	4,317	77,015

		1,242,441
PERSONAL PRODUCTS — 0.18%
Avon Products Inc.	19,316	295,149
Estee Lauder Companies Inc. (The) Class A	11,487	833,612
Herbalife Ltd.[b]	3,677	220,546
Nu Skin Enterprises Inc. Class A	2,647	230,289

		1,579,596
PHARMACEUTICALS — 5.49%
AbbVie Inc.	71,471	3,722,210
Actavis PLC[a]	7,856	1,605,217
Allergan Inc.	13,455	2,231,377
Bristol-Myers Squibb Co.	73,959	3,704,606
Eli Lilly and Co.	44,408	2,624,513
Endo International PLC[a]	6,121	385,286
Forest Laboratories Inc.[a]	10,807	993,271
Hospira Inc.[a]	7,423	339,973
Impax Laboratories Inc.[a]	2,919	76,332
Jazz Pharmaceuticals PLC[a]	2,364	318,904
Johnson & Johnson	127,150	12,879,024
Mallinckrodt PLC[a]	2,632	187,477
Merck & Co. Inc.	132,278	7,746,200
Mylan Inc.[a]	16,730	849,549
Nektar Therapeutics[a,b]	5,972	70,290
Perrigo Co. PLC	6,032	873,796
Pfizer Inc.	286,920	8,974,858
Questcor Pharmaceuticals Inc.[b]	2,539	208,655
Salix Pharmaceuticals Ltd.[a,b]	2,806	308,660
VIVUS Inc.[a,b]	4,475	23,270
Zoetis Inc.	22,454	679,458

		48,802,926

Security	Shares	Value

PROFESSIONAL SERVICES — 0.34%
Acacia Research Corp.	2,273	$36,459
Advisory Board Co. (The)[a,b]	1,633	93,506
Corporate Executive Board Co. (The)	1,484	102,426
Dun & Bradstreet Corp. (The)	1,732	191,836
Equifax Inc.	5,482	388,180
FTI Consulting Inc.[a,b]	1,850	63,455
IHS Inc. Class Aa,b	2,798	337,523
Manpowergroup Inc.	3,554	289,082
Nielsen Holdings NV	11,291	530,112
Robert Half International Inc.	6,257	280,314
Towers Watson & Co. Class A	2,909	326,448
Verisk Analytics Inc. Class Aa	6,686	401,762

		3,041,103
REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.29%
Alexandria Real Estate Equities Inc.	3,223	237,922
American Campus Communities Inc.	4,696	179,387
American Capital Agency Corp.	15,889	360,839
American Realty Capital Properties Inc.	31,751	415,621
American Tower Corp.	17,823	1,488,577
Annaly Capital Management Inc.	42,566	491,637
Apartment Investment and Management Co. Class A	6,573	202,646
ARMOUR Residential REIT Inc.	16,764	71,079
AvalonBay Communities Inc.	5,447	743,788
BioMed Realty Trust Inc.	8,743	182,729
Boston Properties Inc.	6,867	804,400
Brandywine Realty Trust	7,132	103,771
Camden Property Trust	3,803	260,467
CBL & Associates Properties Inc.[b]	7,798	141,690
Chimera Investment Corp.	45,736	141,324
Columbia Property Trust Inc.	5,597	158,619
CommonWealth REIT	4,887	124,179
Corporate Office Properties Trust	3,879	103,763
Corrections Corp. of America	5,203	170,658
Crown Castle International Corp.	15,100	1,098,223
CubeSmart[b]	5,860	108,996
CYS Investments Inc.	7,852	67,527
DCT Industrial Trust Inc.	14,036	109,762
DDR Corp.	13,000	223,210
DiamondRock Hospitality Co.	8,662	106,283

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2014

Security	Shares	Value

Digital Realty Trust Inc.[b]	5,763	$307,744
Douglas Emmett Inc.[b]	5,901	162,868
Duke Realty Corp.	14,434	252,884
DuPont Fabros Technology Inc.[b]	2,970	71,963
EastGroup Properties Inc.	1,357	85,830
EPR Properties	2,494	133,703
Equity Lifestyle Properties, Inc.	3,498	146,461
Equity Residential	15,071	895,820
Essex Property Trust Inc.	2,814	487,554
Extra Space Storage Inc.	4,936	258,301
Federal Realty Investment Trust[b]	3,033	356,499
Franklin Street Properties Corp.	3,987	48,562
Gaming and Leisure Properties Inc.	4,151	152,549
General Growth Properties Inc.	23,453	538,715
GEO Group Inc. (The)	3,051	102,300
Hatteras Financial Corp.	4,457	87,223
HCP Inc.	20,497	858,004
Health Care REIT Inc.	12,961	817,709
Healthcare Realty Trust Inc.	4,343	109,226
Highwoods Properties Inc.	4,026	162,449
Home Properties Inc.[b]	2,518	155,109
Hospitality Properties Trust	6,622	198,991
Host Hotels & Resorts Inc.	33,963	728,506
Invesco Mortgage Capital Inc.	5,846	97,453
Kilroy Realty Corp.	3,704	220,647
Kimco Realty Corp.	18,253	418,359
LaSalle Hotel Properties	4,605	152,333
Lexington Realty Trust	7,676	82,594
Liberty Property Trust	6,581	246,787
Macerich Co. (The)	6,332	411,010
Mack-Cali Realty Corp.	3,989	81,256
Medical Properties Trust Inc.	7,423	100,211
MFA Financial Inc.	16,632	131,892
Mid-America Apartment Communities Inc.	3,381	235,487
National Retail Properties Inc.[b]	5,506	187,920
Omega Healthcare Investors Inc.[b]	5,521	192,020
Piedmont Office Realty Trust Inc. Class A	6,790	119,572
Plum Creek Timber Co. Inc.[b]	7,941	346,228
Post Properties Inc.	2,448	122,914
Potlatch Corp.	1,789	68,393
Prologis Inc.	22,352	908,162
Public Storage	6,540	1,147,835

Security	Shares	Value

Rayonier Inc.	5,601	$252,605
Realty Income Corp.[b]	9,882	429,373
Redwood Trust Inc.[b]	3,672	80,050
Regency Centers Corp.[b]	4,170	218,633
Retail Properties of America Inc. Class A	8,384	120,059
RLJ Lodging Trust	5,388	143,698
Ryman Hospitality Properties Inc.	2,283	103,991
Senior Housing Properties Trust	8,438	198,040
Simon Property Group Inc.	14,154	2,451,473
SL Green Realty Corp.	4,210	440,829
Sovran Self Storage Inc.	1,447	109,827
Spirit Realty Capital Inc.	16,084	173,225
Starwood Property Trust Inc.	9,783	235,281
Starwood Waypoint Residential Trust[a]	1,751	47,575
Sunstone Hotel Investors Inc.	8,177	117,013
Tanger Factory Outlet Centers Inc.	4,175	148,964
Taubman Centers Inc.	2,856	208,031
Two Harbors Investment Corp.	16,500	171,270
UDR Inc.	11,258	291,132
Ventas Inc.	13,208	872,785
Vornado Realty Trust	7,825	802,845
Washington Real Estate Investment Trust	2,932	71,717
Weingarten Realty Investors	4,976	155,251
Weyerhaeuser Co.	26,156	780,757
WP Carey Inc.	2,632	161,815

		29,273,379
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.16%
Alexander & Baldwin Inc.	1,927	71,896
Altisource Portfolio Solutions SAa	759	78,716
CBRE Group Inc. Class Aa	12,397	330,256
Forest City Enterprises Inc. Class Aa	7,145	135,112
Howard Hughes Corp. (The)[a]	1,420	202,719
Jones Lang LaSalle Inc.	1,982	229,694
Realogy Holdings Corp.[a]	6,533	274,713
St. Joe Co. (The)[a,b]	3,856	68,830

		1,391,936
ROAD & RAIL — 1.01%
Avis Budget Group Inc.[a,b]	4,817	253,326
Con-way Inc.	2,466	104,756
CSX Corp.	45,266	1,277,406
Genesee & Wyoming Inc. Class Aa	2,265	224,258

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2014

Security	Shares	Value

Hertz Global Holdings Inc.[a]	20,047	$570,738
J.B. Hunt Transport Services Inc.	4,128	314,141
Kansas City Southern Industries Inc.	4,925	496,834
Landstar System Inc.	2,104	132,531
Norfolk Southern Corp.	13,917	1,315,574
Old Dominion Freight Line Inc.[a]	3,141	190,439
Ryder System Inc.	2,364	194,273
Union Pacific Corp.	20,470	3,898,102

		8,972,378
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.21%
Advanced Micro Devices Inc.[a,b]	27,245	111,432
Altera Corp.	14,354	466,792
Analog Devices Inc.	14,223	729,498
Applied Materials Inc.	54,518	1,039,113
Atmel Corp.[a]	18,591	144,452
Avago Technologies Ltd.[b]	11,358	721,233
Broadcom Corp. Class A	24,852	765,690
Cavium Inc.[a]	2,257	95,629
Cirrus Logic Inc.[a,b]	2,884	64,313
Cree Inc.[a,b]	5,406	255,001
Cypress Semiconductor Corp.[a]	6,046	57,256
Fairchild Semiconductor International Inc.[a]	5,663	72,090
First Solar Inc.[a]	3,152	212,728
Hittite Microwave Corp.	1,358	80,611
Integrated Device Technology Inc.[a]	6,468	75,482
Intel Corp.	223,349	5,961,185
International Rectifier Corp.[a]	3,066	79,839
KLA-Tencor Corp.	7,458	477,237
Lam Research Corp.[a]	7,287	419,804
Linear Technology Corp.	10,705	476,373
LSI Corp.	24,673	274,857
Marvell Technology Group Ltd.	18,268	289,731
Maxim Integrated Products Inc.	12,690	411,664
Microchip Technology Inc.	8,910	423,581
Micron Technology Inc.[a]	47,758	1,247,439
Microsemi Corp.[a,b]	4,185	98,431
NVIDIA Corp.	24,932	460,494
ON Semiconductor Corp.[a]	20,125	189,376
PMC-Sierra Inc.[a]	8,806	60,233
RF Micro Devices Inc.[a]	12,234	103,255
Semtech Corp.[a,b]	3,103	74,410
Silicon Laboratories Inc.[a]	1,701	76,460

Security	Shares	Value

Skyworks Solutions Inc.[a]	8,588	$352,537
SunEdison Inc.[a,b]	11,270	216,722
Synaptics Inc.[a,b]	1,650	102,548
Teradyne Inc.[a]	8,545	150,990
Texas Instruments Inc.	48,914	2,223,141
Veeco Instruments Inc.[a,b]	1,733	64,069
Xilinx Inc.	12,046	568,451

		19,694,147
SOFTWARE — 3.58%
ACI Worldwide Inc.[a,b]	1,664	95,098
Activision Blizzard Inc.	19,364	387,474
Adobe Systems Inc.[a]	21,016	1,296,477
ANSYS Inc.[a]	4,168	318,060
Aspen Technology Inc.[a]	4,197	180,429
Autodesk Inc.[a]	10,302	494,702
CA Inc.	14,628	440,888
Cadence Design Systems Inc.[a,b]	12,975	201,891
Citrix Systems Inc.[a]	8,157	483,792
CommVault Systems Inc.[a,b]	1,998	96,703
Compuware Corp.	9,525	98,679
Concur Technologies Inc.[a,b]	2,127	171,160
Electronic Arts Inc.[a]	13,813	390,908
FactSet Research Systems Inc.	1,827	194,575
Fair Isaac Corp.	1,475	84,370
Fortinet Inc.[a]	6,246	137,287
Guidewire Software Inc.[a,b]	2,938	110,939
Informatica Corp.[a]	4,841	171,613
Intuit Inc.	12,826	971,569
Mentor Graphics Corp.	4,248	87,934
MICROS Systems Inc.[a,b]	3,400	175,100
Microsoft Corp.	339,509	13,716,164
NetSuite Inc.[a]	1,346	104,059
Nuance Communications Inc.[a,b]	12,066	194,142
Oracle Corp.	155,539	6,358,434
Progress Software Corp.[a]	2,329	49,980
PTC Inc.[a,b]	5,369	189,902
QLIK Technologies Inc.[a,b]	3,984	87,568
Red Hat Inc.[a]	8,443	410,752
Rovi Corp.[a]	4,626	103,114
Salesforce.com Inc.[a,b]	25,264	1,304,886
ServiceNow Inc.[a,b]	4,525	224,983
SolarWinds Inc.[a]	3,012	121,444
Solera Holdings Inc.	3,097	200,624
Splunk Inc.[a]	3,905	213,096

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2014

Security	Shares	Value

SS&C Technologies Holdings Inc.[a,b]	2,756	$107,263
Symantec Corp.	31,045	629,593
Synopsys Inc.[a]	6,904	259,728
Take-Two Interactive Software Inc.[a]	4,032	82,172
TIBCO Software Inc.[a]	6,976	136,939
TiVo Inc.[a,b]	5,424	64,329
Tyler Technologies Inc.[a]	1,299	106,063
Ultimate Software Group Inc. (The)[a]	1,254	150,016
VMware Inc. Class Aa,b	3,853	356,441
Workday Inc. Class Aa,b	1,448	105,805

		31,867,145
SPECIALTY RETAIL — 2.23%
Aaron’s Inc.	3,123	92,035
Abercrombie & Fitch Co. Class A	3,358	123,440
Advance Auto Parts Inc.	3,351	406,443
Aeropostale Inc.[a,b]	3,614	17,962
American Eagle Outfitters Inc.	7,448	86,099
ANN INC.[a]	1,943	76,146
Ascena Retail Group Inc.[a]	5,676	97,627
AutoNation Inc.[a]	2,802	148,478
AutoZone Inc.[a]	1,532	817,920
Bed Bath & Beyond Inc.[a]	9,586	595,578
Best Buy Co. Inc.	12,306	319,095
Buckle Inc. (The)[b]	1,206	56,670
Cabela’s Inc.[a,b]	2,053	134,697
CarMax Inc.[a]	9,994	437,537
Chico’s FAS Inc.	6,941	110,223
Children’s Place Retail Stores Inc. (The)	1,063	51,024
CST Brands Inc.	3,378	110,224
Dick’s Sporting Goods Inc.	4,622	243,395
DSW Inc. Class A	3,356	112,057
Express Inc.[a]	3,585	52,233
Foot Locker Inc.	6,540	304,306
GameStop Corp. Class A	5,228	207,447
Gap Inc. (The)	11,897	467,552
Genesco Inc.[a]	1,099	83,931
GNC Holdings Inc. Class A	4,267	192,015
Group 1 Automotive Inc.	957	69,028
Guess? Inc.	2,756	74,164
Home Depot Inc. (The)	63,289	5,032,108
L Brands Inc.	10,894	590,455

Security	Shares	Value

Lowe’s Companies Inc.	47,138	$2,164,106
Lumber Liquidators Holdings Inc.[a,b]	1,238	107,904
Men’s Wearhouse Inc. (The)	2,039	96,608
Murphy USA Inc.[a]	2,033	86,403
O’Reilly Automotive Inc.[a]	4,793	713,150
Outerwall Inc.[a,b]	891	61,791
PetSmart Inc.	4,643	314,238
Pier 1 Imports Inc.	4,491	82,006
Rent-A-Center Inc.	2,390	69,812
Ross Stores Inc.	9,692	659,831
Sally Beauty Holdings Inc.[a]	6,253	171,395
Signet Jewelers Ltd.	3,604	365,157
Staples Inc.	29,622	370,275
Tiffany & Co.	4,918	430,276
TJX Companies Inc. (The)	32,079	1,866,356
Tractor Supply Co.	6,221	418,300
Ulta Salon, Cosmetics & Fragrance Inc.[a]	2,878	252,429
Urban Outfitters Inc.[a]	4,908	174,995
Vitamin Shoppe Inc.[a]	1,363	65,260
Williams-Sonoma Inc.	3,859	242,422

		19,822,603
TEXTILES, APPAREL & LUXURY GOODS — 0.85%
Carter’s Inc.	2,437	179,509
Coach Inc.	12,348	551,338
Crocs Inc.[a]	3,960	59,915
Deckers Outdoor Corp.[a,b]	1,541	121,662
Fossil Group Inc.[a]	2,179	232,390
Hanesbrands Inc.	4,418	362,674
Iconix Brand Group Inc.[a,b]	2,314	98,345
Kate Spade & Co.[a]	5,539	192,591
Lululemon Athletica Inc.[a,b]	4,781	219,591
Michael Kors Holdings Ltd.[a]	8,007	730,238
Nike Inc. Class B	33,484	2,442,658
PVH Corp.	3,678	461,847
Ralph Lauren Corp.	2,676	405,066
Steven Madden Ltd.[a]	2,535	90,271
Under Armour Inc. Class Aa,b	7,138	348,977
VF Corp.	15,788	964,489
Wolverine World Wide Inc.	4,496	126,338

		7,587,899
THRIFTS & MORTGAGE FINANCE — 0.15%
Capitol Federal Financial Inc.	6,286	75,683
Hudson City Bancorp Inc.	21,334	212,487
MGIC Investment Corp.[a]	15,173	130,488

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2014

Security	Shares	Value

New York Community Bancorp Inc.	19,767	$304,609
Ocwen Financial Corp.[a]	5,212	197,535
People’s United Financial Inc.	13,528	193,180
Radian Group Inc.	7,771	108,638
Washington Federal Inc.	4,429	95,578

		1,318,198
TOBACCO — 1.29%
Altria Group Inc.	89,673	3,596,784
Lorillard Inc.	16,293	968,130
Philip Morris International Inc.	71,208	6,083,299
Reynolds American Inc.	13,990	789,456
Universal Corp.	1,009	55,061

		11,492,730
TRADING COMPANIES & DISTRIBUTORS — 0.31%
Air Lease Corp.	3,956	141,902
Applied Industrial Technologies Inc.	1,925	92,246
Beacon Roofing Supply Inc.[a,b]	2,179	77,529
Fastenal Co.	12,444	623,195
GATX Corp.	2,073	136,051
MRC Global Inc.[a]	4,564	133,223
MSC Industrial Direct Co. Inc. Class A	2,167	197,327
United Rentals Inc.[a]	4,185	392,679
W.W. Grainger Inc.	2,754	700,618
Watsco Inc.	1,200	123,492
WESCO International Inc.[a]	1,957	171,785

		2,790,047
WATER UTILITIES — 0.06%
American Water Works Co. Inc.	7,928	360,962
Aqua America Inc.	7,873	197,533

		558,495
WIRELESS TELECOMMUNICATION SERVICES — 0.15%
NII Holdings Inc.[a,b]	7,622	6,554
SBA Communications Corp. Class Aa,b	5,766	517,556
Sprint Corp.[a]	38,476	327,046
T-Mobile US Inc.	11,538	337,948
Telephone & Data Systems Inc.	4,526	123,062

		1,312,166

TOTAL COMMON STOCKS (Cost: $631,022,262)		889,004,669

Security	Shares	Value

SHORT-TERM INVESTMENTS — 2.24%

MONEY MARKET FUNDS — 2.24%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	17,723,612	$17,723,612
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	964,537	964,537
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,178,596	1,178,596

		19,866,745

TOTAL SHORT-TERM INVESTMENTS (Cost: $19,866,745)		19,866,745

TOTAL INVESTMENTS IN SECURITIES — 102.22% (Cost: $650,889,007)		908,871,414
Other Assets Less Liabilities — (2.22)%		(19,703,571)

NET ASSETS — 100.00%		$889,167,843

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® U.S. ENERGY ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.86%

ELECTRIC UTILITIES — 0.38%
OGE Energy Corp.	242,127	$9,038,601

		9,038,601
ENERGY EQUIPMENT & SERVICES — 21.06%
Atwood Oceanics Inc.[a,b]	70,690	3,503,396
Baker Hughes Inc.	532,907	37,250,199
Bristow Group Inc.	44,166	3,391,949
Cameron International Corp.[a]	264,274	17,167,239
CARBO Ceramics Inc.	24,327	3,403,591
Core Laboratories NV	55,295	10,377,766
Diamond Offshore Drilling Inc.[b]	84,694	4,625,139
Dresser-Rand Group Inc.[a,b]	92,836	5,611,008
Dril-Quip Inc.[a,b]	49,479	5,597,065
Ensco PLC Class A	284,695	14,362,863
Exterran Holdings Inc.	71,405	3,071,843
FMC Technologies Inc.[a,b]	287,720	16,313,724
Halliburton Co.	1,037,153	65,413,240
Helix Energy Solutions Group Inc.[a]	119,896	2,882,300
Helmerich & Payne Inc.	131,085	14,242,385
McDermott International Inc.[a,b]	289,467	2,092,846
Nabors Industries Ltd.	317,902	8,112,859
National Oilwell Varco Inc.	522,331	41,018,654
Nobel Corp. PLC	309,820	9,545,554
Oceaneering International Inc.	131,903	9,665,852
Oil States International Inc.[a]	64,917	6,306,037
Patterson-UTI Energy Inc.	175,446	5,707,258
Rowan Companies PLC Class Aa	151,049	4,670,435
Schlumberger Ltd.	1,593,509	161,820,839
SEACOR Holdings Inc.[a]	23,110	1,927,143
Superior Energy Services Inc.	193,822	6,380,620
Tidewater Inc.	60,305	3,071,334
Transocean Ltd.	413,685	17,817,413
Unit Corp.[a]	53,595	3,534,590
Weatherford International Ltd.[a]	937,923	19,696,383

		508,581,524
MACHINERY — 0.10%
Chart Industries Inc.[a,b]	36,928	2,519,228

		2,519,228
OIL, GAS & CONSUMABLE FUELS — 78.08%
Anadarko Petroleum Corp.	614,054	60,803,627
Apache Corp.	481,152	41,763,994
Cabot Oil & Gas Corp.	514,715	20,218,005

Security	Shares	Value

Cheniere Energy Inc.[a]	267,970	$15,126,907
Chesapeake Energy Corp.	617,238	17,745,593
Chevron Corp.	2,327,016	292,087,048
Cimarex Energy Co.	106,057	12,633,510
Cobalt International Energy Inc.[a]	360,597	6,490,746
Concho Resources Inc.[a,b]	128,196	16,723,168
ConocoPhillips	1,494,500	111,056,295
Continental Resources Inc.[a]	52,027	7,206,780
Denbury Resources Inc.	433,468	7,290,932
Devon Energy Corp.	466,808	32,676,560
Energen Corp.	88,567	6,900,255
Energy XXI (Bermuda) Ltd.	86,012	2,058,267
EOG Resources Inc.	665,810	65,249,380
EQT Corp.	183,948	20,048,493
EXCO Resources Inc.[b]	209,184	1,328,318
Exxon Mobil Corp.	5,267,092	539,402,892
Gulfport Energy Corp.[a]	103,799	7,646,872
Hess Corp.	333,102	29,699,374
HollyFrontier Corp.	242,574	12,756,967
Kinder Morgan Inc.	816,625	26,670,973
Kodiak Oil & Gas Corp.[a,b]	323,053	4,106,004
Marathon Oil Corp.	849,553	30,711,341
Marathon Petroleum Corp.	359,071	33,375,649
Murphy Oil Corp.	209,894	13,313,576
Newfield Exploration Co.[a]	165,754	5,610,773
Noble Energy Inc.	438,716	31,491,034
Oasis Petroleum Inc.[a,b]	116,454	5,416,276
Occidental Petroleum Corp.	968,730	92,755,897
ONEOK Inc.	253,349	16,016,724
Phillips 66	716,259	59,607,074
Pioneer Natural Resources Co.	174,213	33,670,147
QEP Resources Inc.	218,331	6,700,578
Range Resources Corp.	199,538	18,048,212
Rosetta Resources Inc.[a,b]	74,613	3,532,179
SandRidge Energy Inc.[a,b]	442,186	3,033,396
SemGroup Corp. Class A	52,044	3,324,571
SM Energy Co.	81,586	6,047,970
Southwestern Energy Co.[a]	430,203	20,598,120
Spectra Energy Corp.	816,921	32,439,933
Teekay Corp.	46,794	2,625,611
Tesoro Corp.	160,689	9,045,184
Ultra Petroleum Corp.[a,b]	185,950	5,541,310
Valero Energy Corp.	649,105	37,109,333
Western Refining Inc.	65,200	2,836,200
Whiting Petroleum Corp.[a]	144,646	10,663,303

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. ENERGY ETF

April 30, 2014

Security	Shares	Value

Williams Companies Inc. (The)	834,271	$35,181,208
World Fuel Services Corp.	87,461	3,982,974
WPX Energy Inc.[a]	245,116	5,216,068

		1,885,585,601
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.24%
First Solar Inc.[a,b]	86,007	5,804,612

		5,804,612

TOTAL COMMON STOCKS
(Cost: $2,225,592,533)		2,411,529,566

SHORT-TERM INVESTMENTS — 1.54%

MONEY MARKET FUNDS — 1.54%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	31,944,521	31,944,521
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	1,738,452	1,738,452
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	3,445,485	3,445,485

		37,128,458

TOTAL SHORT-TERM INVESTMENTS
(Cost: $37,128,458)		37,128,458

TOTAL INVESTMENTS IN SECURITIES — 101.40%
(Cost: $2,262,720,991)		2,448,658,024
Other Assets, Less Liabilities — (1.40)%		(33,761,046)

NET ASSETS — 100.00%		$2,414,896,978

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® U.S. HEALTHCARE ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.82%

BIOTECHNOLOGY — 19.89%
Acorda Therapeutics Inc.[a,b]	47,495	$1,683,698
Aegerion Pharmaceuticals Inc.[a,b]	28,518	1,262,207
Alexion Pharmaceuticals Inc.[a]	225,694	35,704,791
Alkermes PLC[a]	163,931	7,583,448
Alnylam Pharmaceuticals Inc.[a,b]	61,467	3,044,461
Amgen Inc.	861,263	96,246,140
Arena Pharmaceuticals Inc.[a,b]	252,731	1,617,478
ARIAD Pharmaceuticals Inc.[a]	215,127	1,563,973
Biogen Idec Inc.[a]	269,662	77,425,353
BioMarin Pharmaceutical Inc.[a]	163,805	9,538,365
Celgene Corp.[a]	463,165	68,089,887
Cepheid Inc.[a,b]	77,489	3,369,222
Cubist Pharmaceuticals Inc.[a]	85,615	5,998,187
Gilead Sciences Inc.[b]	1,754,723	137,728,208
Incyte Corp.[a]	169,845	8,247,673
Isis Pharmaceuticals Inc.[a,b]	132,898	3,536,416
Medivation Inc.[a]	85,866	5,169,992
Myriad Genetics Inc.[a,b]	83,330	3,517,359
PDL BioPharma Inc.[b]	182,955	1,553,288
Pharmacyclics Inc.[a,b]	77,561	7,335,719
Regeneron Pharmaceuticals Inc.[a]	89,844	26,673,785
Seattle Genetics Inc.[a,b]	127,561	4,908,547
Theravance Inc.[a,b]	88,517	2,382,878
United Therapeutics Corp.[a,b]	53,114	5,311,931
Vertex Pharmaceuticals Inc.[a]	269,001	18,211,368

		537,704,374
COMMERCIAL SERVICES & SUPPLIES — 0.09%
Healthcare Services Group Inc.	80,353	2,338,272

		2,338,272
HEALTH CARE EQUIPMENT & SUPPLIES — 16.68%
Abbott Laboratories	1,760,263	68,192,589
Alere Inc.[a,b]	88,080	2,941,872
Align Technology Inc.[a,b]	82,102	4,137,120
Baxter International Inc.	619,666	45,105,488
Becton, Dickinson and Co.	220,215	24,890,901
Boston Scientific Corp.[a]	1,510,819	19,051,428
C.R. Bard Inc.	88,642	12,173,206
CareFusion Corp.[a]	237,962	9,294,796
Cooper Companies Inc. (The)	54,652	7,209,145
Covidien PLC	514,216	36,637,890
DENTSPLY International Inc.	161,570	7,210,869
Edwards Lifesciences Corp.[a]	122,463	9,977,061

Security	Shares	Value

Haemonetics Corp.[a,b]	59,474	$1,805,631
Hill-Rom Holdings Inc.	65,605	2,451,003
Hologic Inc.[a]	314,040	6,590,129
IDEXX Laboratories Inc.[a,b]	59,028	7,463,500
Intuitive Surgical Inc.[a]	43,555	15,753,843
Masimo Corp.[a]	59,481	1,591,712
Medtronic Inc.	1,141,690	67,154,206
ResMed Inc.[b]	161,709	8,061,194
Sirona Dental Systems Inc.[a,b]	63,288	4,760,523
St. Jude Medical Inc.	323,795	20,551,269
Steris Corp.	67,330	3,235,206
Stryker Corp.	336,258	26,144,059
Teleflex Inc.	46,924	4,790,471
Thoratec Corp.[a,b]	64,412	2,111,425
Varian Medical Systems Inc.[a]	118,167	9,400,185
West Pharmaceutical Services Inc.	80,580	3,495,560
Zimmer Holdings Inc.	193,182	18,700,018

		450,882,299
HEALTH CARE PROVIDERS & SERVICES — 13.70%
Aetna Inc.	413,783	29,564,795
Brookdale Senior Living Inc.[a]	115,164	3,666,822
Centene Corp.[a,b]	65,914	4,376,690
Cigna Corp.	312,098	24,980,324
Community Health Systems Inc.[a]	129,248	4,897,207
DaVita HealthCare Partners Inc.[a]	201,897	13,991,462
Express Scripts Holding Co.[a]	885,269	58,941,210
HCA Holdings Inc.[a]	357,678	18,599,256
Health Net Inc.[a]	90,977	3,123,240
HealthSouth Corp.	100,049	3,465,697
Henry Schein Inc.[a,b]	97,438	11,130,343
Humana Inc.	175,736	19,287,026
Laboratory Corp. of America Holdings[a]	97,397	9,613,084
LifePoint Hospitals Inc.[a]	53,910	3,014,647
Magellan Health Services Inc.[a]	31,166	1,798,902
MEDNAX Inc.[a,b]	115,212	6,826,311
Owens & Minor Inc.[b]	72,490	2,431,315
Patterson Companies Inc.	93,742	3,815,299
Quest Diagnostics Inc.	164,794	9,216,928
Team Health Holdings Inc.[a,b]	79,777	3,867,589
Tenet Healthcare Corp.[a,b]	110,749	4,992,565
UnitedHealth Group Inc.	1,128,413	84,676,112

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. HEALTHCARE ETF

April 30, 2014

Security	Shares	Value

Universal Health Services Inc. Class B	102,174	$8,356,811
WellCare Health Plans Inc.[a,b]	50,883	3,433,076
WellPoint Inc.	322,245	32,443,627

		370,510,338
HEALTH CARE TECHNOLOGY — 0.06%
HMS Holdings Corp.[a,b]	99,453	1,608,155

		1,608,155
LIFE SCIENCES TOOLS & SERVICES — 3.63%
Bio-Rad Laboratories Inc. Class Aa	23,015	2,835,678
Charles River Laboratories International Inc.[a]	54,380	2,921,294
Covance Inc.[a,b]	64,830	5,723,192
Illumina Inc.[a,b]	146,266	19,870,236
PAREXEL International Corp.[a,b]	64,680	2,933,238
TECHNE Corp.	37,963	3,390,476
Thermo Fisher Scientific Inc.	446,944	50,951,616
Waters Corp.[a]	97,109	9,569,121

		98,194,851
PHARMACEUTICALS — 45.77%
AbbVie Inc.	1,812,088	94,373,543
Actavis PLC[a]	198,723	40,605,071
Allergan Inc.	340,486	56,466,198
Bristol-Myers Squibb Co.	1,875,430	93,940,289
Eli Lilly and Co.	1,124,050	66,431,355
Endo International PLC[a]	156,775	9,868,202
Forest Laboratories Inc.[a]	272,082	25,007,057
Hospira Inc.[a,b]	189,578	8,682,672
Impax Laboratories Inc.[a,b]	74,431	1,946,371
Jazz Pharmaceuticals PLC[a]	60,197	8,120,575
Johnson & Johnson	3,226,940	326,856,753
Mallinckrodt PLC[a]	66,540	4,739,644
Merck & Co. Inc.	3,354,407	196,434,074
Mylan Inc.[a]	424,314	21,546,665
Nektar Therapeutics[a,b]	142,501	1,677,237
Perrigo Co. PLC	152,596	22,105,056
Pfizer Inc.	7,281,051	227,751,275
Questcor Pharmaceuticals Inc.	63,798	5,242,920
Salix Pharmaceuticals Ltd.[a,b]	72,123	7,933,530
VIVUS Inc.[a,b]	115,252	599,310

Security	Shares	Value

Zoetis Inc.	570,492	$17,263,088

		1,237,590,885

TOTAL COMMON STOCKS
(Cost: $2,442,387,682)		2,698,829,174

SHORT-TERM INVESTMENTS — 7.62%

MONEY MARKET FUNDS — 7.62%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	191,771,653	191,771,653
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	10,436,403	10,436,403
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	3,874,625	3,874,625

		206,082,681

TOTAL SHORT-TERM INVESTMENTS
(Cost: $206,082,681)		206,082,681

TOTAL INVESTMENTS IN SECURITIES — 107.44%
(Cost: $2,648,470,363)		2,904,911,855
Other Assets, Less Liabilities — (7.44)%		(201,101,990)

NET ASSETS — 100.00%		$2,703,809,865

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® U.S. TECHNOLOGY ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.85%

COMMERCIAL SERVICES & SUPPLIES — 0.18%
Pitney Bowes Inc.	267,981	$7,181,891

		7,181,891
COMMUNICATIONS EQUIPMENT — 10.87%
ADTRAN Inc.	75,597	1,695,641
ARRIS Group Inc.[a]	156,252	4,076,615
Aruba Networks Inc.[a,b]	144,178	2,850,399
Brocade Communications Systems Inc.[a]	585,670	5,452,588
Ciena Corp.[a,b]	138,807	2,744,214
Cisco Systems Inc.	6,795,704	157,048,719
F5 Networks Inc.[a]	89,340	9,395,888
Finisar Corp.[a,b]	127,408	3,331,719
Harris Corp.	140,553	10,333,456
InterDigital Inc.	53,921	1,872,137
JDS Uniphase Corp.[a]	308,661	3,910,735
Juniper Networks Inc.[a]	624,561	15,420,411
Motorola Solutions Inc.	298,065	18,950,973
Palo Alto Networks Inc.[a,b]	61,689	3,922,187
Plantronics Inc.	56,202	2,448,721
Polycom Inc.[a]	181,058	2,227,013
QUALCOMM Inc.	2,231,930	175,675,210
Riverbed Technology Inc.[a]	212,011	4,123,614
ViaSat Inc.[a,b]	56,037	3,598,136

		429,078,376
COMPUTERS & PERIPHERALS — 24.22%
3D Systems Corp.[a,b]	126,932	6,008,961
Apple Inc.	1,176,926	694,492,263
Diebold Inc.	84,972	3,195,797
Electronics For Imaging Inc.[a,b]	61,610	2,328,242
EMC Corp.	2,672,265	68,944,437
Hewlett-Packard Co.	2,500,094	82,653,108
Lexmark International Inc. Class A	81,385	3,499,555
NCR Corp.[a]	220,454	6,726,052
NetApp Inc.	436,850	15,556,229
SanDisk Corp.	297,485	25,277,300
Seagate Technology PLC	433,699	22,803,893
Western Digital Corp.	277,392	24,446,557

		955,932,394
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.19%
Corning Inc.	1,836,515	38,401,529

Security	Shares	Value

Ingram Micro Inc. Class Aa	203,521	$5,486,926
Tech Data Corp.[a]	50,356	3,146,746

		47,035,201
HEALTH CARE TECHNOLOGY — 0.81%
Allscripts Healthcare Solutions Inc.[a]	210,526	3,204,206
athenahealth Inc.[a,b]	49,439	6,112,638
Cerner Corp.[a,b]	390,216	20,018,081
Medidata Solutions Inc.[a,b]	67,302	2,443,735

		31,778,660
HOUSEHOLD DURABLES — 0.24%
Garmin Ltd.	161,756	9,236,268

		9,236,268
INTERNET SOFTWARE & SERVICES — 16.08%
Akamai Technologies Inc.[a]	235,779	12,512,791
AOL Inc.[a]	105,069	4,498,004
Equinix Inc.[a,b]	65,175	12,240,517
Facebook Inc. Class Aa	2,253,661	134,723,855
Google Inc. Class Aa	372,537	199,262,590
Google Inc. Class Ca	372,541	196,202,443
IAC/InterActiveCorp	100,761	6,678,439
j2 Global Inc.[b]	58,769	2,724,531
Pandora Media Inc.[a]	219,293	5,135,842
Rackspace Hosting Inc.[a,b]	153,769	4,462,376
Twitter Inc.[a,b]	100,904	3,932,229
VeriSign Inc.[a,b]	166,193	7,840,986
Yahoo! Inc.[a]	1,238,400	44,520,480

		634,735,083
IT SERVICES — 8.95%
Amdocs Ltd.	210,351	9,787,632
CACI International Inc. Class Aa,[b]	30,612	2,132,126
Cognizant Technology Solutions Corp. Class Aa	801,325	38,387,474
Computer Sciences Corp.	191,911	11,357,293
DST Systems Inc.	38,578	3,556,506
Gartner Inc.[a,b]	121,897	8,403,579
International Business Machines Corp.	1,291,747	253,789,533
Leidos Holdings Inc.	88,680	3,302,443
Science Applications International Corp.	54,629	2,130,531
Teradata Corp.[a,b]	209,507	9,524,188
Vantiv Inc. Class Aa,b	187,369	5,761,597

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. TECHNOLOGY ETF

April 30, 2014

Security	Shares	Value

VeriFone Systems Inc.[a]	146,881	$4,911,701

		353,044,603
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 14.44%
Advanced Micro Devices Inc.[a,b]	818,363	3,347,105
Altera Corp.	418,665	13,614,986
Analog Devices Inc.	412,282	21,145,944
Applied Materials Inc.	1,597,682	30,451,819
Atmel Corp.[a]	563,870	4,381,270
Avago Technologies Ltd.	329,410	20,917,535
Broadcom Corp. Class A	728,147	22,434,209
Cavium Inc.[a,b]	69,496	2,944,545
Cirrus Logic Inc.[a,b]	83,194	1,855,226
Cree Inc.[a,b]	160,838	7,586,728
Cypress Semiconductor Corp.	187,479	1,775,426
Fairchild Semiconductor International Inc.[a]	166,223	2,116,019
Hittite Microwave Corp.	41,185	2,444,742
Integrated Device Technology Inc.[a]	180,577	2,107,334
Intel Corp.	6,562,216	175,145,545
International Rectifier Corp.[a,b]	93,051	2,423,048
KLA-Tencor Corp.	219,603	14,052,396
Lam Research Corp.[a]	214,115	12,335,165
Linear Technology Corp.	310,989	13,839,010
LSI Corp.	738,382	8,225,575
Marvell Technology Group Ltd.	536,973	8,516,392
Maxim Integrated Products Inc.	372,598	12,087,079
Microchip Technology Inc.	262,301	12,469,790
Micron Technology Inc.[a]	1,399,550	36,556,246
Microsemi Corp.[a,b]	125,198	2,944,657
NVIDIA Corp.	730,337	13,489,324
ON Semiconductor Corp.[a]	594,725	5,596,362
PMC-Sierra Inc.[a,b]	266,503	1,822,881
RF Micro Devices Inc.[a]	369,561	3,119,095
Semtech Corp.[a,b]	89,794	2,153,260
Silicon Laboratories Inc.[a]	51,981	2,336,546
Skyworks Solutions Inc.[a]	249,876	10,257,410
SunEdison Inc.[a,b]	323,580	6,222,443
Synaptics Inc.[a,b]	47,218	2,934,599
Teradyne Inc.[a,b]	256,448	4,531,436
Texas Instruments Inc.	1,430,324	65,008,226
Xilinx Inc.	352,038	16,612,673

		569,802,046

Security	Shares	Value

SOFTWARE — 22.87%
ACI Worldwide Inc.[a,b]	50,459	$2,883,732
Adobe Systems Inc.[a]	612,781	37,802,460
ANSYS Inc.[a]	121,736	9,289,674
Aspen Technology Inc.[a,b]	121,748	5,233,947
Autodesk Inc.[a]	299,482	14,381,126
CA Inc.	425,295	12,818,391
Cadence Design Systems Inc.[a,b]	380,119	5,914,652
Citrix Systems Inc.[a,b]	242,244	14,367,492
CommVault Systems Inc.[a,b]	59,017	2,856,423
Compuware Corp.	288,450	2,988,342
Concur Technologies Inc.[a,b]	62,894	5,061,080
Fair Isaac Corp.	46,188	2,641,954
Fortinet Inc.[a]	179,793	3,951,850
Guidewire Software Inc.[a,b]	88,549	3,343,610
Informatica Corp.[a,b]	144,611	5,126,460
Intuit Inc.	373,752	28,311,714
Mentor Graphics Corp.	127,584	2,640,989
MICROS Systems Inc.[a]	99,437	5,121,005
Microsoft Corp.	9,967,032	402,668,093
NetSuite Inc.[a,b]	40,548	3,134,766
Nuance Communications Inc.[a,b]	348,068	5,600,414
Oracle Corp.	4,570,529	186,843,226
Progress Software Corp.[a,b]	67,940	1,457,992
PTC Inc.[a,b]	156,486	5,534,910
QLIK Technologies Inc.[a,b]	116,212	2,554,340
Red Hat Inc.[a]	249,791	12,152,332
Rovi Corp.[a]	130,294	2,904,253
Salesforce.com Inc.[a,b]	740,468	38,245,172
ServiceNow Inc.[a,b]	133,902	6,657,607
SolarWinds Inc.[a]	85,689	3,454,980
Solera Holdings Inc.	90,581	5,867,837
Splunk Inc.[a,b]	114,606	6,254,049
SS&C Technologies Holdings Inc.[a,b]	81,809	3,184,006
Symantec Corp.	912,315	18,501,748
Synopsys Inc.[a]	203,019	7,637,575
TIBCO Software Inc.[a]	200,680	3,939,348
Tyler Technologies Inc.[a,b]	38,292	3,126,542
Ultimate Software Group Inc. (The)[a,b]	36,773	4,399,154
VMware Inc. Class Aa,b	113,535	10,503,123

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® U.S. TECHNOLOGY ETF

April 30, 2014

Security	Shares	Value

Workday Inc. Class Aa,b	43,553	$3,182,418

		902,538,786

TOTAL COMMON STOCKS
(Cost: $3,465,484,590)		3,940,363,308

SHORT-TERM INVESTMENTS — 4.74%

MONEY MARKET FUNDS — 4.74%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	170,894,758	170,894,758
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	9,300,262	9,300,262
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	6,970,683	6,970,683

		187,165,703

TOTAL SHORT-TERM INVESTMENTS
(Cost: $187,165,703)		187,165,703

TOTAL INVESTMENTS IN SECURITIES — 104.59%
(Cost: $3,652,650,293)		4,127,529,011
Other Assets, Less Liabilities — (4.59)%		(181,056,978)

NET ASSETS — 100.00%		$3,946,472,033

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. TELECOMMUNICATIONS ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 100.17%

COMMUNICATIONS EQUIPMENT — 2.46%
Ruckus Wireless Inc.[a,b]	1,410,689	$14,741,700

		14,741,700
DIVERSIFIED TELECOMMUNICATION SERVICES — 63.67%
8x8 Inc.[a,b]	1,904,930	18,477,821
AT&T Inc.	1,496,807	53,436,010
Atlantic Tele-Network Inc.	287,641	17,019,718
CenturyLink Inc.[b]	1,220,054	42,592,085
Cincinnati Bell Inc.[a,b]	5,415,322	18,141,329
Consolidated Communications Holdings Inc.[b]	990,066	19,722,115
Frontier Communications Corp.[b]	5,794,310	34,476,145
General Communication Inc. Class Aa	1,518,544	15,853,599
Level 3 Communications Inc.[a]	816,563	35,136,706
tw telecom inc.[a]	890,910	27,342,028
Verizon Communications Inc.	1,078,885	50,416,296
Vonage Holdings Corp.[a]	4,429,522	17,009,364
Windstream Holdings Inc.[b]	3,460,362	31,385,483

		381,008,699
WIRELESS TELECOMMUNICATION SERVICES — 34.04%
Leap Wireless International Inc.	692,354	1,744,732
NII Holdings Inc.[a,b,c]	13,100,463	11,265,088
NTELOS Holdings Corp.[b,c]	1,134,779	15,648,602
SBA Communications Corp. Class Aa	362,122	32,504,071
Shenandoah Telecommunications Co.	653,762	18,324,949
Sprint Corp.[a]	3,532,105	30,022,892
T-Mobile US Inc.[a]	996,851	29,197,766
Telephone & Data Systems Inc.	1,023,195	27,820,672
United States Cellular Corp.	469,152	19,488,574
USA Mobility Inc.	1,034,712	17,724,617

		203,741,963

TOTAL COMMON STOCKS
(Cost: $607,794,377)		599,492,362

SHORT-TERM INVESTMENTS — 8.00%

MONEY MARKET FUNDS — 8.00%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	45,395,287	45,395,287

Security	Shares	Value

BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	2,470,456	$2,470,456

		47,865,743

TOTAL SHORT-TERM INVESTMENTS
(Cost: $47,865,743)		47,865,743

TOTAL INVESTMENTS IN SECURITIES — 108.17%
(Cost: $655,660,120)		647,358,105
Other Assets, Less Liabilities — (8.17)%		(48,919,131)

NET ASSETS — 100.00%		$598,438,974

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® U.S. UTILITIES ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.91%

ELECTRIC UTILITIES — 52.54%
ALLETE Inc.	43,556	$2,254,459
American Electric Power Co. Inc.	559,820	30,123,914
Cleco Corp.	69,503	3,652,383
Duke Energy Corp.	810,795	60,396,120
Edison International	373,932	21,149,594
El Paso Electric Co.	46,249	1,749,137
Entergy Corp.	204,938	14,858,005
Exelon Corp.	984,058	34,471,552
FirstEnergy Corp.	480,580	16,219,575
Great Plains Energy Inc.	176,542	4,736,622
Hawaiian Electric Industries Inc.	116,677	2,799,081
IDACORP Inc.	57,756	3,242,422
ITC Holdings Corp.	180,509	6,673,418
NextEra Energy Inc.	499,687	49,893,747
Northeast Utilities	362,025	17,109,302
Pepco Holdings Inc.	287,291	7,687,907
Pinnacle West Capital Corp.	126,594	7,082,934
PNM Resources Inc.	91,159	2,523,281
Portland General Electric Co.	89,826	3,006,476
PPL Corp.	723,872	24,133,892
Southern Co. (The)	1,019,086	46,704,711
UIL Holdings Corp.	64,629	2,373,823
UNS Energy Corp.	47,905	2,877,174
Westar Energy Inc.	147,728	5,300,481
Xcel Energy Inc.	571,884	18,225,943

		389,245,953
GAS UTILITIES — 6.47%
AGL Resources Inc.	136,321	7,361,334
Atmos Energy Corp.	114,890	5,863,986
National Fuel Gas Co.	96,043	7,072,606
New Jersey Resources Corp.	48,227	2,398,329
Northwest Natural Gas Co.	31,083	1,376,044
ONE GAS Inc.[a]	59,449	2,174,644
Piedmont Natural Gas Co.	89,622	3,207,571
Questar Corp.	200,899	4,877,828
South Jersey Industries Inc.	37,480	2,153,226
Southwest Gas Corp.	53,483	2,942,100
UGI Corp.	131,608	6,144,778
WGL Holdings Inc.	59,352	2,361,616

		47,934,062
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 4.80%
AES Corp. (The)	756,179	10,926,787

Security	Shares	Value

Calpine Corp.[a,b]	399,770	$9,166,726
Dynegy Inc.[a,b]	113,021	3,215,447
NRG Energy Inc.	373,251	12,212,773

		35,521,733
MULTI-UTILITIES — 34.16%
Alliant Energy Corp.	127,437	7,452,516
Ameren Corp.	278,487	11,504,298
Avista Corp.	68,797	2,211,824
Black Hills Corp.	51,198	2,956,685
CenterPoint Energy Inc.	492,182	12,186,426
CMS Energy Corp.	306,239	9,282,104
Consolidated Edison Inc.	336,164	19,507,597
Dominion Resources Inc.	667,365	48,410,657
DTE Energy Co.	203,242	15,881,330
Integrys Energy Group Inc.	91,708	5,619,866
NiSource Inc.	360,367	13,088,529
NorthWestern Corp.	44,372	2,146,717
PG&E Corp.	525,258	23,941,260
Public Service Enterprise Group Inc.	580,924	23,800,456
SCANA Corp.	162,078	8,700,347
Sempra Energy	260,863	25,723,700
TECO Energy Inc.	235,277	4,225,575
Vectren Corp.	94,631	3,839,180
Wisconsin Energy Corp.	259,318	12,571,737

		253,050,804
WATER UTILITIES — 1.94%
American Water Works Co. Inc.	204,685	9,319,308
Aqua America Inc.	202,817	5,088,678

		14,407,986

TOTAL COMMON STOCKS
(Cost: $735,562,042)		740,160,538

SHORT-TERM INVESTMENTS — 0.54%

MONEY MARKET FUNDS — 0.54%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	2,454,570	2,454,570
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	133,580	133,580

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. UTILITIES ETF

April 30, 2014

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,415,242	$1,415,242

		4,003,392

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,003,392)		4,003,392

TOTAL INVESTMENTS IN SECURITIES — 100.45%
(Cost: $739,565,434)		744,163,930
Other Assets, Less Liabilities — (0.45)%		(3,362,371)

NET ASSETS — 100.00%		$740,801,559

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments

iSHARES® TRANSPORTATION AVERAGE ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.94%

AIR FREIGHT & LOGISTICS — 25.20%
C.H. Robinson Worldwide Inc.[a]	654,604	$38,556,176
Expeditors International of Washington Inc.	668,906	27,585,683
FedEx Corp.	627,521	85,499,736
United Parcel Service Inc. Class B	654,436	64,461,946

		216,103,541
AIRLINES — 14.29%
Alaska Air Group Inc.	430,789	40,528,629
Delta Air Lines Inc.	736,940	27,141,500
JetBlue Airways Corp.[a,b]	957,059	7,565,552
Southwest Airlines Co.	843,906	20,397,208
United Continental Holdings Inc.[b]	658,544	26,914,693

		122,547,582
MARINE — 9.25%
Kirby Corp.[b]	633,310	63,723,652
Matson Inc.	660,431	15,645,611

		79,369,263
ROAD & RAIL — 46.52%
Con-way Inc.	634,947	26,972,549
CSX Corp.	817,420	23,067,592
J.B. Hunt Transport Services Inc.	533,034	40,563,887
Kansas City Southern Industries Inc.	629,802	63,534,426
Landstar System Inc.	637,545	40,158,960
Norfolk Southern Corp.	426,766	40,342,190
Ryder System Inc.	491,180	40,365,172
Union Pacific Corp.	650,755	123,923,275

		398,928,051
TRADING COMPANIES & DISTRIBUTORS — 4.68%
GATX Corp.	611,643	40,142,130

		40,142,130

TOTAL COMMON STOCKS
(Cost: $812,503,110)		857,090,567

SHORT-TERM INVESTMENTS — 0.77%

MONEY MARKET FUNDS — 0.77%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	5,553,076	5,553,076
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	302,204	302,204

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	754,544	$754,544

		6,609,824

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,609,824)		6,609,824

TOTAL INVESTMENTS IN SECURITIES — 100.71%
(Cost: $819,112,934)		863,700,391
Other Assets, Less Liabilities — (0.71)%		(6,113,697)

NET ASSETS — 100.00%		$857,586,694

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2014

	iShares Dow Jones U.S. ETF	iShares U.S. Energy ETF	iShares U.S. Healthcare ETF

ASSETS
Investments, at cost:
Unaffiliated	$628,355,427	$2,225,592,533	$2,442,387,682
Affiliated (Note 2)	22,533,580	37,128,458	206,082,681

Total cost of investments	$650,889,007	$2,262,720,991	$2,648,470,363

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$885,298,325	$2,411,529,566	$2,698,829,174
Affiliated (Note 2)	23,573,089	37,128,458	206,082,681

Total fair value of investments	908,871,414	2,448,658,024	2,904,911,855
Receivables:
Dividends and interest	755,161	692,709	2,169,145
Capital shares sold	—	56,937	—

Total Assets	909,626,575	2,449,407,670	2,907,081,000

LIABILITIES
Payables:
Investment securities purchased	1,608,807	—	—
Collateral for securities on loan (Note 1)	18,688,149	33,682,973	202,208,056
Capital shares redeemed	16,702	3,547	90,350
Investment advisory fees (Note 2)	145,074	824,172	972,729

Total Liabilities	20,458,732	34,510,692	203,271,135

NET ASSETS	$889,167,843	$2,414,896,978	$2,703,809,865

Net assets consist of:
Paid-in capital	$704,770,026	$2,320,334,013	$2,464,832,177
Undistributed net investment income	774,384	—	1,724,504
Accumulated net realized loss	(74,358,974)	(91,374,068)	(19,188,308)
Net unrealized appreciation	257,982,407	185,937,033	256,441,492

NET ASSETS	$889,167,843	$2,414,896,978	$2,703,809,865

Shares outstanding[b]	9,350,000	45,150,000	22,150,000

Net asset value per share	$95.10	$53.49	$122.07

[a]	Securities on loan with values of $18,368,806, $33,218,418 and $201,467,726, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2014

	iShares U.S. Technology ETF	iShares U.S. Telecommunications ETF	iShares U.S. Utilities ETF

ASSETS
Investments, at cost:
Unaffiliated	$3,465,484,590	$561,098,110	$735,562,042
Affiliated (Note 2)	187,165,703	94,562,010	4,003,392

Total cost of investments	$3,652,650,293	$655,660,120	$739,565,434

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,940,363,308	$572,578,672	$740,160,538
Affiliated (Note 2)	187,165,703	74,779,433	4,003,392

Total fair value of investments	4,127,529,011	647,358,105	744,163,930
Receivables:
Dividends and interest	504,307	1,649,439	400,838
Capital shares sold	14,595	3,356	14,463

Total Assets	4,128,047,913	649,010,900	744,579,231

LIABILITIES
Payables:
Investment securities purchased	—	1,198,393	939,721
Collateral for securities on loan (Note 1)	180,195,020	47,865,743	2,588,150
Due to custodian	—	1,295,621	—
Investment advisory fees (Note 2)	1,380,860	212,169	249,801

Total Liabilities	181,575,880	50,571,926	3,777,672

NET ASSETS	$3,946,472,033	$598,438,974	$740,801,559

Net assets consist of:
Paid-in capital	$3,610,537,783	$810,026,807	$773,509,063
Undistributed net investment income	552,949	223,652	—
Accumulated net realized loss	(139,497,417)	(203,509,470)	(37,306,000)
Net unrealized appreciation (depreciation)	474,878,718	(8,302,015)	4,598,496

NET ASSETS	$3,946,472,033	$598,438,974	$740,801,559

Shares outstanding[b]	43,450,000	20,400,000	6,850,000

Net asset value per share	$90.83	$29.34	$108.15

[a]	Securities on loan with values of $177,960,765, $44,994,494 and $2,485,271, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2014

iShares Transportation Average ETF

ASSETS
Investments, at cost:
Unaffiliated	$812,503,110
Affiliated (Note 2)	6,609,824

Total cost of investments	$819,112,934

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$857,090,567
Affiliated (Note 2)	6,609,824

Total fair value of investments	863,700,391
Receivables:
Investment securities sold	13,570,235
Dividends and interest	233,019

Total Assets	877,503,645

LIABILITIES
Payables:
Investment securities purchased	13,751,406
Collateral for securities on loan (Note 1)	5,855,280
Capital shares redeemed	7,532
Investment advisory fees (Note 2)	302,733

Total Liabilities	19,916,951

NET ASSETS	$857,586,694

Net assets consist of:
Paid-in capital	$855,545,702
Accumulated net realized loss	(42,546,465)
Net unrealized appreciation	44,587,457

NET ASSETS	$857,586,694

Shares outstanding[b]	6,250,000

Net asset value per share	$137.21

[a]	Securities on loan with a value of $5,787,925. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2014

	iShares Dow Jones U.S. ETF	iShares U.S. Energy ETF	iShares U.S. Healthcare ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$15,579,986	$31,981,445	$29,606,316
Dividends — affiliated (Note 2)	79,382	—	—
Interest — affiliated (Note 2)	138	206	239
Securities lending income — affiliated (Note 2)	98,097	190,220	541,767

Total investment income	15,757,603	32,171,871	30,148,322

EXPENSES
Investment advisory fees (Note 2)	1,593,268	7,082,295	8,123,615

Total expenses	1,593,268	7,082,295	8,123,615

Net investment income	14,164,335	25,089,576	22,024,707

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,452,298)	(11,549,899)	6,860,889
Investments — affiliated (Note 2)	(2,303)	—	—
In-kind redemptions — unaffiliated	2,232,097	147,215,082	186,104,137
In-kind redemptions — affiliated (Note 2)	7,503	—	—

Net realized gain (loss)	(215,001)	135,665,183	192,965,026

Net change in unrealized appreciation/depreciation	131,291,291	171,155,230	145,386,788

Net realized and unrealized gain	131,076,290	306,820,413	338,351,814

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$145,240,625	$331,909,989	$360,376,521

[a]	Net of foreign withholding tax of $2,912, $10,870 and $ —, respectively.

See notes to financial statements.

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2014

	iShares U.S. Technology ETF	iShares U.S. Telecommunications ETF	iShares U.S. Utilities ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$46,450,232	$13,169,144	$32,133,807
Dividends — affiliated (Note 2)	—	810,180	—
Interest — affiliated (Note 2)	445	90	121
Securities lending income — affiliated (Note 2)	484,487	601,651	10,944

Total investment income	46,935,164	14,581,065	32,144,872

EXPENSES
Investment advisory fees (Note 2)	12,625,964	2,183,233	3,764,937

Total expenses	12,625,964	2,183,233	3,764,937

Net investment income	34,309,200	12,397,832	28,379,935

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(52,328,306)	1,134,223	(6,032,569)
Investments — affiliated (Note 2)	—	(18,351,367)	—
In-kind redemptions — unaffiliated	144,797,044	54,376,444	113,126,844
In-kind redemptions — affiliated (Note 2)	—	2,888,721	—

Net realized gain	92,468,738	40,048,021	107,094,275

Net change in unrealized appreciation/depreciation	496,734,799	(3,912,815)	(129,169,880)

Net realized and unrealized gain (loss)	589,203,537	36,135,206	(22,075,605)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$623,512,737	$48,533,038	$6,304,330

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2014

iShares Transportation Average ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$9,848,160
Interest — affiliated (Note 2)	74
Securities lending income — affiliated (Note 2)	33,363

Total investment income	9,881,597

EXPENSES
Investment advisory fees (Note 2)	3,053,442

Total expenses	3,053,442

Net investment income	6,828,155

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,185,621)
In-kind redemptions — unaffiliated	87,877,780

Net realized gain	84,692,159

Net change in unrealized appreciation/depreciation	53,688,153

Net realized and unrealized gain	138,380,312

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$145,208,467

See notes to financial statements.

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. ETF		iShares U.S. Energy ETF
	Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$14,164,335	$12,944,455	$25,089,576	$16,541,231
Net realized gain (loss)	(215,001)	13,214,056	135,665,183	65,081,561
Net change in unrealized appreciation/depreciation	131,291,291	73,043,069	171,155,230	39,203,453

Net increase in net assets resulting from operations	145,240,625	99,201,580	331,909,989	120,826,245

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(14,057,821)	(12,899,499)	(25,362,875)	(16,760,485)

Total distributions to shareholders	(14,057,821)	(12,899,499)	(25,362,875)	(16,760,485)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	50,307,967	30,643,838	1,870,411,284	729,480,298
Cost of shares redeemed	(4,738,523)	(72,430,291)	(977,848,356)	(543,392,760)

Net increase (decrease) in net assets from capital share transactions	45,569,444	(41,786,453)	892,562,928	186,087,538

INCREASE IN NET ASSETS	176,752,248	44,515,628	1,199,110,042	290,153,298

NET ASSETS
Beginning of year	712,415,595	667,899,967	1,215,786,936	925,633,638

End of year	$889,167,843	$712,415,595	$2,414,896,978	$1,215,786,936

Undistributed net investment income included in net assets at end of year	$774,384	$667,870	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	550,000	400,000	38,450,000	17,850,000
Shares redeemed	(50,000)	(1,050,000)	(20,500,000)	(13,200,000)

Net increase (decrease) in shares outstanding	500,000	(650,000)	17,950,000	4,650,000

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Healthcare ETF		iShares U.S. Technology ETF
	Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$22,024,707	$11,402,565	$34,309,200	$17,851,355
Net realized gain	192,965,026	18,456,010	92,468,738	164,570,813
Net change in unrealized appreciation/depreciation	145,386,788	163,303,702	496,734,799	(211,538,663)

Net increase (decrease) in net assets resulting from operations	360,376,521	193,162,277	623,512,737	(29,116,495)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(20,929,393)	(11,300,087)	(33,933,355)	(17,674,251)

Total distributions to shareholders	(20,929,393)	(11,300,087)	(33,933,355)	(17,674,251)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,961,360,843	351,047,891	1,983,082,374	900,231,349
Cost of shares redeemed	(583,139,463)	(163,835,101)	(485,403,777)	(687,178,273)

Net increase in net assets from capital share transactions	1,378,221,380	187,212,790	1,497,678,597	213,053,076

INCREASE IN NET ASSETS	1,717,668,508	369,074,980	2,087,257,979	166,262,330

NET ASSETS
Beginning of year	986,141,357	617,066,377	1,859,214,054	1,692,951,724

End of year	$2,703,809,865	$986,141,357	$3,946,472,033	$1,859,214,054

Undistributed net investment income included in net assets at end of year	$1,724,504	$629,190	$552,949	$177,104

SHARES ISSUED AND REDEEMED
Shares sold	17,300,000	3,950,000	24,000,000	12,400,000
Shares redeemed	(5,050,000)	(1,950,000)	(5,800,000)	(9,500,000)

Net increase in shares outstanding	12,250,000	2,000,000	18,200,000	2,900,000

See notes to financial statements.

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Telecommunications ETF		iShares U.S. Utilities ETF
	Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$12,397,832	$13,694,145	$28,379,935	$26,660,684
Net realized gain	40,048,021	47,224,276	107,094,275	15,722,605
Net change in unrealized appreciation/depreciation	(3,912,815)	50,764,839	(129,169,880)	140,605,700

Net increase in net assets resulting from operations	48,533,038	111,683,260	6,304,330	182,988,989

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(13,104,434)	(13,965,338)	(28,782,016)	(26,841,208)

Total distributions to shareholders	(13,104,434)	(13,965,338)	(28,782,016)	(26,841,208)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	447,999,592	561,358,963	1,238,998,641	472,042,963
Cost of shares redeemed	(432,523,574)	(581,574,925)	(1,593,014,805)	(163,474,314)

Net increase (decrease) in net assets from capital share transactions	15,476,018	(20,215,962)	(354,016,164)	308,568,649

INCREASE (DECREASE) IN NET ASSETS	50,904,622	77,501,960	(376,493,850)	464,716,430

NET ASSETS
Beginning of year	547,534,352	470,032,392	1,117,295,409	652,578,979

End of year	$598,438,974	$547,534,352	$740,801,559	$1,117,295,409

Undistributed net investment income included in net assets at end of year	$223,652	$930,254	$—	$385,552

SHARES ISSUED AND REDEEMED
Shares sold	15,600,000	23,200,000	12,700,000	5,300,000
Shares redeemed	(15,650,000)	(24,200,000)	(16,750,000)	(1,850,000)

Net increase (decrease) in shares outstanding	(50,000)	(1,000,000)	(4,050,000)	3,450,000

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Transportation Average ETF
	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,828,155	$6,421,821
Net realized gain	84,692,159	81,551,436
Net change in unrealized appreciation/depreciation	53,688,153	30,268,046

Net increase in net assets resulting from operations	145,208,467	118,241,303

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,999,631)	(6,585,577)

Total distributions to shareholders	(6,999,631)	(6,585,577)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,012,429,640	1,824,468,459
Cost of shares redeemed	(832,372,289)	(1,909,438,253)

Net increase (decrease) in net assets from capital share transactions	180,057,351	(84,969,794)

INCREASE IN NET ASSETS	318,266,187	26,685,932

NET ASSETS
Beginning of year	539,320,507	512,634,575

End of year	$857,586,694	$539,320,507

SHARES ISSUED AND REDEEMED
Shares sold	8,150,000	18,600,000
Shares redeemed	(6,800,000)	(19,200,000)

Net increase (decrease) in shares outstanding	1,350,000	(600,000)

See notes to financial statements.

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$80.50	$70.31	$69.08	$59.50	$43.17

Income from investment operations:
Net investment income[a]	1.57	1.47	1.20	1.05	0.94
Net realized and unrealized gain[b]	14.58	10.20	1.22	9.59	16.34

Total from investment operations	16.15	11.67	2.42	10.64	17.28

Less distributions from:
Net investment income	(1.55)	(1.48)	(1.19)	(1.06)	(0.95)

Total distributions	(1.55)	(1.48)	(1.19)	(1.06)	(0.95)

Net asset value, end of year	$95.10	$80.50	$70.31	$69.08	$59.50

Total return	20.23%	16.85%	3.71%	18.16%	40.33%

Ratios/Supplemental data:
Net assets, end of year (000s)	$889,168	$712,416	$667,900	$676,972	$597,931
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.78%	2.04%	1.85%	1.75%	1.80%
Portfolio turnover rate[c]	5%	7%	5%	5%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Energy ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$44.70	$41.05	$45.98	$34.64	$27.29

Income from investment operations:
Net investment income[a]	0.77	0.69	0.57	0.50	0.47
Net realized and unrealized gain (loss)[b]	8.77	3.69	(4.92)	11.35	7.36

Total from investment operations	9.54	4.38	(4.35)	11.85	7.83

Less distributions from:
Net investment income	(0.75)	(0.73)	(0.58)	(0.51)	(0.48)

Total distributions	(0.75)	(0.73)	(0.58)	(0.51)	(0.48)

Net asset value, end of year	$53.49	$44.70	$41.05	$45.98	$34.64

Total return	21.57%	10.81%	(9.41)%	34.71%	28.89%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,414,897	$1,215,787	$925,634	$1,177,210	$744,713
Ratio of expenses to average net assets	0.45%	0.46%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	1.58%	1.65%	1.41%	1.36%	1.48%
Portfolio turnover rate[c]	6%	9%	8%	6%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Healthcare ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$99.61	$78.11	$73.64	$64.22	$49.35

Income from investment operations:
Net investment income[a]	1.37	1.39	1.20	1.04	0.87
Net realized and unrealized gain[b]	22.39	21.48	4.49	9.44	14.92

Total from investment operations	23.76	22.87	5.69	10.48	15.79

Less distributions from:
Net investment income	(1.30)	(1.37)	(1.22)	(1.06)	(0.92)

Total distributions	(1.30)	(1.37)	(1.22)	(1.06)	(0.92)

Net asset value, end of year	$122.07	$99.61	$78.11	$73.64	$64.22

Total return	23.99%	29.59%	7.90%	16.59%	32.12%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,703,810	$986,141	$617,066	$644,322	$722,485
Ratio of expenses to average net assets	0.45%	0.46%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	1.21%	1.63%	1.67%	1.63%	1.46%
Portfolio turnover rate[c]	5%	6%	7%	8%	4%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Technology ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$73.63	$75.75	$68.33	$59.57	$41.61

Income from investment operations:
Net investment income[a]	1.01	0.78	0.40	0.26	0.23
Net realized and unrealized gain (loss)[b]	17.18	(2.14)	7.44	8.78	17.98

Total from investment operations	18.19	(1.36)	7.84	9.04	18.21

Less distributions from:
Net investment income	(0.99)	(0.76)	(0.42)	(0.28)	(0.25)

Total distributions	(0.99)	(0.76)	(0.42)	(0.28)	(0.25)

Net asset value, end of year	$90.83	$73.63	$75.75	$68.33	$59.57

Total return	24.84%	(1.77)%	11.58%	15.24%	43.88%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,946,472	$1,859,214	$1,692,952	$1,581,811	$1,420,740
Ratio of expenses to average net assets	0.45%	0.46%	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	1.21%	1.08%	0.60%	0.42%	0.44%
Portfolio turnover rate[c]	9%	5%	6%	8%	4%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Telecommunications ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$26.77	$21.91	$24.53	$20.37	$17.20

Income from investment operations:
Net investment income[a]	0.71	0.63	0.63	0.58	0.73
Net realized and unrealized gain (loss)[b]	2.66	4.89	(2.66)	4.30	3.17

Total from investment operations	3.37	5.52	(2.03)	4.88	3.90

Less distributions from:
Net investment income	(0.80)	(0.66)	(0.59)	(0.72)	(0.73)

Total distributions	(0.80)	(0.66)	(0.59)	(0.72)	(0.73)

Net asset value, end of year	$29.34	$26.77	$21.91	$24.53	$20.37

Total return	12.81%	25.59%	(8.20)%	24.48%	23.04%

Ratios/Supplemental data:
Net assets, end of year (000s)	$598,439	$547,534	$470,032	$686,835	$583,531
Ratio of expenses to average net assets	0.45%	0.46%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	2.54%	2.63%	2.81%	2.65%	3.90%
Portfolio turnover rate[c]	53%	40%	25%	29%	28%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Utilities ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$102.50	$87.59	$82.42	$74.40	$61.49

Income from investment operations:
Net investment income[a]	3.28	3.10	2.93	2.89	2.72
Net realized and unrealized gain[b]	5.60	14.84	5.19	8.08	12.98

Total from investment operations	8.88	17.94	8.12	10.97	15.70

Less distributions from:
Net investment income	(3.23)	(3.03)	(2.95)	(2.95)	(2.79)

Total distributions	(3.23)	(3.03)	(2.95)	(2.95)	(2.79)

Net asset value, end of year	$108.15	$102.50	$87.59	$82.42	$74.40

Total return	9.08%	21.00%	10.07%	15.18%	25.85%

Ratios/Supplemental data:
Net assets, end of year (000s)	$740,802	$1,117,295	$652,579	$510,978	$468,726
Ratio of expenses to average net assets	0.45%	0.46%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	3.38%	3.41%	3.48%	3.79%	3.87%
Portfolio turnover rate[c]	8%	5%	6%	8%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Transportation Average ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$110.07	$93.21	$99.71	$84.23	$56.23

Income from investment operations:
Net investment income[a]	1.24	1.09	1.23	0.99	0.93
Net realized and unrealized gain (loss)[b]	27.13	16.90	(6.45)	15.55	28.02

Total from investment operations	28.37	17.99	(5.22)	16.54	28.95

Less distributions from:
Net investment income	(1.23)	(1.13)	(1.26)	(1.06)	(0.95)
Return of capital	—	—	(0.02)	—	—

Total distributions	(1.23)	(1.13)	(1.28)	(1.06)	(0.95)

Net asset value, end of year	$137.21	$110.07	$93.21	$99.71	$84.23

Total return	25.91%	19.51%	(5.13)%	19.89%	51.90%

Ratios/Supplemental data:
Net assets, end of year (000s)	$857,587	$539,321	$512,635	$618,186	$547,498
Ratio of expenses to average net assets	0.45%	0.46%	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	1.00%	1.13%	1.35%	1.16%	1.33%
Portfolio turnover rate[c]	12%	12%	25%	8%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name[a]	Diversification Classification
Dow Jones U.S.	iShares Dow Jones U.S. Index Fund	Diversified
U.S. Energy	iShares Dow Jones U.S. Energy Sector Index Fund	Non-diversified
U.S. Healthcare	iShares Dow Jones U.S. Healthcare Sector Index Fund	Non-diversified
U.S. Technology	iShares Dow Jones U.S. Technology Sector Index Fund	Non-diversified
U.S. Telecommunications	iShares Dow Jones U.S. Telecommunications Sector Index Fund	Non-diversified
U.S. Utilities	iShares Dow Jones U.S. Utilities Sector Index Fund	Non-diversified
Transportation Average	iShares Dow Jones Transportation Average Index Fund	Non-diversified

[a]	The Funds changed their names effective July 1, 2013.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The Funds may invest in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of April 30, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
Dow Jones U.S.
Assets:
Common Stocks	$889,004,669	$—	$—	$889,004,669
Money Market Funds	19,866,745	—	—	19,866,745

	$908,871,414	$—	$—	$908,871,414

U.S. Energy
Assets:
Common Stocks	$2,411,529,566	$—	$—	$2,411,529,566
Money Market Funds	37,128,458	—	—	37,128,458

	$2,448,658,024	$—	$—	$2,448,658,024

U.S. Healthcare
Assets:
Common Stocks	$2,698,829,174	$—	$—	$2,698,829,174
Money Market Funds	206,082,681	—	—	206,082,681

	$2,904,911,855	$—	$—	$2,904,911,855

U.S. Technology
Assets:
Common Stocks	$3,940,363,308	$—	$—	$3,940,363,308
Money Market Funds	187,165,703	—	—	187,165,703

	$4,127,529,011	$—	$—	$4,127,529,011

U.S. Telecommunications
Assets:
Common Stocks	$597,747,630	$1,744,732	$—	$599,492,362
Money Market Funds	47,865,743	—	—	47,865,743

	$645,613,373	$1,744,732	$—	$647,358,105

U.S. Utilities
Assets:
Common Stocks	$740,160,538	$—	$—	$740,160,538
Money Market Funds	4,003,392	—	—	4,003,392

	$744,163,930	$—	$—	$744,163,930

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
Transportation Average
Assets:
Common Stocks	$857,090,567	$—	$—	$857,090,567
Money Market Funds	6,609,824	—	—	6,609,824

	$863,700,391	$—	$—	$863,700,391

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2014 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

(“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of April 30, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of April 30, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Dow Jones U.S.	$18,368,806	$18,368,806	$—
U.S. Energy	33,218,418	33,218,418	—
U.S. Healthcare	201,467,726	201,467,726	—
U.S. Technology	177,960,765	177,960,765	—
U.S. Telecommunications	44,994,494	44,994,494	—
U.S. Utilities	2,485,271	2,485,271	—
Transportation Average	5,787,925	5,787,925	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares U.S. Energy, iShares U.S. Healthcare, iShares U.S. Technology, iShares U.S. Telecommunications, iShares U.S. Utilities and iShares Transportation Average ETFs, BFA is entitled to an annual

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion

For its investment advisory services to the iShares Dow Jones U.S. ETF, BFA is entitled to an annual investment advisory fee of 0.20% based on the average daily net assets of the Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) each Fund retains 70% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

For the year ended April 30, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
Dow Jones U.S.	$50,686
U.S. Energy	96,413
U.S. Healthcare	278,433
U.S. Technology	256,089
U.S. Telecommunications	305,528
U.S. Utilities	5,892
Transportation Average	17,965

In addition, commencing the business day following the date that the aggregate securities lending income generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 (or lesser amount as may be agreed to by the Funds and BTC) and pursuant to a securities lending agreement, (i) each Fund will receive for the remainder of that calendar year 75% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES® TRUST

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended April 30, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Dow Jones U.S.
BlackRock Inc.	5,306	537	(212)	5,631	$1,694,931	$37,908	$1,904
PNC Financial Services Group Inc. (The)	22,309	2,437	(812)	23,934	2,011,413	41,474	3,296

					$3,706,344	$79,382	$5,200

U.S. Telecommunications
NII Holdings Inc.	3,011,751	14,295,263	(4,206,551)	13,100,463	$11,265,088	$—	$(15,589,155)
NTELOS Holdings Corp.	725,076	1,198,927	(789,224)	1,134,779	15,648,602	810,180	126,509

					$26,913,690	$810,180	$(15,462,646)

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2014 were as follows:

iShares ETF	Purchases	Sales
Dow Jones U.S.	$42,458,553	$40,439,974
U.S. Energy	101,289,761	98,817,961
U.S. Healthcare	97,173,214	96,550,724
U.S. Technology	246,420,959	244,297,176
U.S. Telecommunications	260,565,414	260,864,490
U.S. Utilities	70,712,111	70,021,340
Transportation Average	82,904,378	83,042,555

72	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended April 30, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Dow Jones U.S.	$50,062,674	$4,721,820
U.S. Energy	1,862,759,306	975,037,184
U.S. Healthcare	1,956,966,072	581,382,162
U.S. Technology	1,977,687,431	484,229,366
U.S. Telecommunications	441,003,799	421,575,814
U.S. Utilities	1,235,545,134	1,589,686,063
Transportation Average	1,010,788,917	831,093,312

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2014, attributable to the expiration of capital loss carryforwards, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Dow Jones U.S.	$2,108,390	$—	$(2,108,390)
U.S. Energy	135,546,761	273,299	(135,820,060)
U.S. Healthcare	178,548,214	—	(178,548,214)
U.S. Technology	135,055,920	—	(135,055,920)
U.S. Telecommunications	37,571,474	—	(37,571,474)
U.S. Utilities	98,916,190	16,529	(98,932,719)
Transportation Average	84,319,304	171,476	(84,490,780)

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended April 30, 2014 and April 30, 2013 was as follows:

iShares ETF	2014	2013
Dow Jones U.S.
Ordinary income	$14,057,821	$12,899,499

U.S. Energy
Ordinary income	$25,362,875	$16,760,485

U.S. Healthcare
Ordinary income	$20,929,393	$11,300,087

U.S. Technology
Ordinary income	$33,933,355	$17,674,251

U.S. Telecommunications
Ordinary income	$13,104,434	$13,965,338

U.S. Utilities
Ordinary income	$28,782,016	$26,841,208

Transportation Average
Ordinary income	$6,999,631	$6,585,577

As of April 30, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Dow Jones U.S.	$774,384	$(53,533,116)	$237,156,549	$—	$184,397,817
U.S. Energy	—	(80,514,926)	175,116,113	(38,222)	94,562,965
U.S. Healthcare	1,724,504	(7,256,713)	244,509,897	—	238,977,688
U.S. Technology	552,949	(85,001,435)	422,869,026	(2,486,290)	335,934,250
U.S. Telecommunications	223,652	(189,070,208)	(22,741,277)	—	(211,587,833)
U.S. Utilities	—	(33,672,792)	975,717	(10,429)	(32,707,504)
Transportation Average	—	(39,205,562)	41,283,756	(37,202)	2,040,992

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2015.

74	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
Dow Jones U.S.	$8,576,409	$—	$—	$12,857,723	$29,445,888	$2,653,096	$53,533,116
U.S. Energy	4,844,394	712,195	—	17,026,947	47,146,200	10,785,190	80,514,926
U.S. Healthcare	—	—	—	—	5,013,547	2,243,166	7,256,713
U.S. Technology	38,508,756	5,706,797	4,320,339	10,350,313	19,733,772	6,381,458	85,001,435
U.S. Telecommunications	7,086,465	3,799,540	—	37,556,483	109,926,562	30,701,158	189,070,208
U.S. Utilities	5,129,260	4,406,966	—	345,393	18,294,046	5,497,127	33,672,792
Transportation Average	19,294,122	781,024	—	10,444,516	3,834,866	4,851,034	39,205,562

[a]	Must be utilized prior to losses subject to expiration.

For the year ended April 30, 2014, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
U.S. Healthcare	$13,211,801
U.S. Utilities	1,110,553
Transportation Average	1,194,997

As of April 30, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones U.S.	$671,714,865	$281,977,573	$(44,821,024)	$237,156,549
U.S. Energy	2,273,541,911	221,147,176	(46,031,063)	175,116,113
U.S. Healthcare	2,660,401,958	288,006,962	(43,497,065)	244,509,897
U.S. Technology	3,704,659,985	521,150,953	(98,281,927)	422,869,026
U.S. Telecommunications	670,099,382	28,283,681	(51,024,958)	(22,741,277)
U.S. Utilities	743,188,213	42,490,156	(41,514,439)	975,717
Transportation Average	822,416,635	63,488,705	(22,204,949)	41,283,756

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

6.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	75

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Dow Jones U.S. ETF, iShares U.S. Energy ETF, iShares U.S. Healthcare ETF, iShares U.S. Technology ETF, iShares U.S. Telecommunications ETF, iShares U.S. Utilities ETF and iShares Transportation Average ETF (the “Funds”) at April 30, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 19, 2014

76	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2014 qualified for the dividends-received deduction:

iShares ETF	Dividends- Received Deduction
Dow Jones U.S.	100.00%
U.S. Energy	100.00
U.S. Healthcare	100.00
U.S. Technology	100.00
U.S. Telecommunications	100.00
U.S. Utilities	100.00
Transportation Average	100.00

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2014:

iShares ETF	Qualified Dividend Income
Dow Jones U.S.	$14,057,821
U.S. Energy	25,362,875
U.S. Healthcare	20,929,393
U.S. Technology	33,933,355
U.S. Telecommunications	13,104,434
U.S. Utilities	28,782,016
Transportation Average	6,999,631

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	77

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Dow Jones U.S.	$1.535091	$—	$0.019885	$1.554976	99%	—%	1%	100%
U.S Healthcare	1.297092	—	—	1.297092	100	—	—	100
U.S. Telecommunications	0.800195	—	—	0.800195	100	—	—	100
U.S. Utilities	3.202463	—	0.027270	3.229733	99	—	1	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

78	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones U.S. ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,316	99.76
Less than –0.5% and Greater than –1.0%	1	0.08
Less than –1.0%	1	0.08

	1,319	100.00%

iShares U.S. Energy ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Between 0.5% and –0.5%	1,318	99.92

	1,319	100.00%

iShares U.S. Healthcare ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.08%
Greater than 0.5% and Less than 1.0%	2	0.15
Between 0.5% and –0.5%	1,316	99.77

	1,319	100.00%

iShares U.S. Technology ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	2	0.15%
Between 0.5% and –0.5%	1,316	99.77
Less than –0.5%	1	0.08

	1,319	100.00%

SUPPLEMENTAL INFORMATION	79

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares U.S. Telecommunications ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	3	0.23%
Between 0.5% and –0.5%	1,314	99.62
Less than –0.5% and Greater than –1.0%	2	0.15

	1,319	100.00%

iShares U.S. Utilities ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	2	0.15%
Greater than 0.5% and Less than 1.0%	2	0.15
Between 0.5% and –0.5%	1,314	99.62
Less than –0.5% and Greater than –1.0%	1	0.08

	1,319	100.00%

iShares Transportation Average ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	2	0.15%
Greater than 0.5% and Less than 1.0%	2	0.15
Between 0.5% and –0.5%	1,314	99.62
Less than –0.5% and Greater than –1.0%	1	0.08

	1,319	100.00%

80	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 301 funds (as of April 30, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (43)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).	Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	81

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).
Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).
Charles A. Hurty (70)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

82	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).
Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	83

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).
Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).
Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).
Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).
Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).
Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

84	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	85

Notes:

86	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-41-0414

APRIL 30, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares U.S. Basic Materials ETF | IYM | NYSE Arca
➢	iShares U.S. Consumer Goods ETF | IYK | NYSE Arca
➢	iShares U.S. Consumer Services ETF | IYC | NYSE Arca
➢	iShares U.S. Financials ETF | IYF | NYSE Arca
➢	iShares U.S. Industrials ETF | IYJ | NYSE Arca
➢	iShares U.S. Financial Services ETF | IYG | NYSE Arca
➢	iShares U.S. Real Estate ETF | IYR | NYSE Arca
➢	iShares MSCI KLD 400 Social ETF | DSI | NYSE Arca
➢	iShares MSCI USA ESG Select ETF | KLD | NYSE Arca
➢	iShares Cohen & Steers REIT ETF | ICF | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. DOMESTIC MARKET OVERVIEW

Domestic equities delivered solid performance for the 12-month period ended April 30, 2014 (the “reporting period”), with the Dow Jones Industrial Average and S&P 500® reaching several record highs throughout the reporting period. Performance was mixed however, as the actions of the U.S. Federal Reserve Bank (the “Fed”) kept volatility levels elevated.

The reporting period began in a positive environment for domestic equities, as investors responded to encouraging data, including a rebound in the housing market and strong corporate fundamentals. The Fed’s ongoing quantitative easing program (“QE3”) helped to support stock market strength. However, the health of the U.S. economy triggered concerns that the Fed would terminate QE3 earlier than had been previously expected. The Fed escalated those concerns with comments made in June 2013 about “tapering” QE3, indicating that the Fed might begin scaling back its bond-purchasing program if the U.S. economy and labor market showed further signs of improvement. Those comments spurred market volatility and declines over the course of the next several months, until the Fed announced in September 2013 that it would delay any tapering of stimulus until the economic recovery appeared more sustainable. When the Fed did, in fact, begin to reduce its bond-buying program at the end of 2013, the effect on markets was positive, as investors had digested the possibility of tapering and were reassured that the tapering of the stimulus would be gradual.

Markets continued to gain strength during the first four months of 2014, although mixed data kept performance volatile. The U.S. economy grew only moderately, as evidenced by an annual gross domestic product (“GDP”) growth in the first quarter of 2014 of 2.3%. Although harsh weather conditions accounted for some of the disappointing growth rate, a decline in export levels also hurt. The labor market rebounded, however. Unemployment levels declined throughout the first quarter of 2014, dipping to 6.3% in April 2014. Other indicators of economic health reflected improvement. Consumer spending climbed 0.9% in March 2014 from February 2014, the biggest monthly increase since August 2009. Industrial production levels expanded throughout the first quarter of 2014, increasing 3.8% in March 2014 versus March 2013.

Discouraging economic data from China weighed on markets. The country registered annual GDP growth of 7.7% for 2013, matching its 7.7% growth rate for 2012, but significantly lagging its 9.3% and 10.5% rates of growth for 2011 and 2010, respectively. For the first quarter of 2014, GDP growth was expected to slow to 7.3% on an annual basis. Factory output growth fell to a five-month low in December 2013, and oil consumption increased at its slowest rate in five years in China, which is the world’s second-largest oil consumer.

Concerns about Europe abated, as the European Union appeared to have emerged from its longest recession since the introduction of the single currency for the collective countries. GDP for the EU as a whole turned positive in the second quarter of 2013, although unemployment levels remained stubbornly high throughout the Eurozone.

For the reporting period, value-oriented stocks outpaced growth-oriented stocks among small- and mid-capitalization stocks, while growth-oriented large-capitalization stocks outperformed their value-oriented counterparts. Underlying the overall relative performance, growth stocks generally outpaced value stocks for much of the reporting period. In the final months of the reporting period, investors largely shifted toward value stocks, as growth-oriented stocks became relatively expensive.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® U.S. BASIC MATERIALS ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	22.27%	22.30%	22.82%	22.27%	22.30%	22.82%
5 Years	17.23%	17.24%	17.78%	121.42%	121.53%	126.66%
10 Years	9.08%	9.07%	9.60%	138.42%	138.36%	150.17%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,096.10	$2.29	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. BASIC MATERIALS ETF

The iShares U.S. Basic Materials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the basic materials sector, as represented by the Dow Jones U.S. Basic Materials IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 22.27%, net of fees, while the total return for the Index was 22.82%.

Basic materials stocks, as represented by the Index, delivered solid results during the reporting period, but slightly lagged the performance of most other industrial sectors.

The chemicals industry benefited from improving economic conditions in the U.S. The key driver to gains in the industry, though, was a boom in shale gas production. The natural gas used by petrochemical companies in manufacturing feedstock is 2.6 to 3.8 times less expensive in the U.S. than in competing countries, while usage of natural gas has risen from 50% to 80% of the chemical industry’s feedstock. As a result, the U.S. chemicals industry experienced a renaissance as it became overwhelmingly competitive relative to foreign chemicals companies, which pay significantly higher natural gas input costs.

Companies in the metals and mining industry group generally performed well. Iron ore prices gained for most of the reporting period, benefiting from increasing demand from end steel users. In early 2014, though, iron ore prices fell sharply as the group struggled with lower demand in China, as well as rising production and oversupply of iron. Other industrial metals experienced price declines amid lackluster demand. For mining companies, a decline in metals prices generally saw a decline in demand for mining projects.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Chemicals	75.33%
Metals & Mining	18.14
Paper & Forest Products	3.82
Oil, Gas & Consumable Fuels	2.47
Electrical Equipment	0.24

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

E.I. du Pont de Nemours and Co.	9.46%
Dow Chemical Co. (The)	9.19
Monsanto Co.	8.80
LyondellBasell Industries NV Class A	6.05
Praxair Inc.	5.82
Freeport-McMoRan Copper & Gold Inc.	5.41
Ecolab Inc.	4.29
PPG Industries Inc.	4.06
Air Products and Chemicals Inc.	3.77
International Paper Co.	3.10

TOTAL	59.95%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® U.S. CONSUMER GOODS ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.92%	12.91%	13.42%	12.92%	12.91%	13.42%
5 Years	19.71%	19.69%	20.28%	145.81%	145.65%	151.78%
10 Years	8.61%	8.60%	9.13%	128.34%	128.15%	139.57%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,046.50	$2.23	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. CONSUMER GOODS ETF

The iShares U.S. Consumer Goods ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the consumer goods sector, as represented by the Dow Jones U.S. Consumer Goods IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 12.92%, net of fees, while the total return for the Index was 13.42%.

Consumer goods stocks, as represented by the Index, gained during the reporting period, but lagged the performance of broad U.S. stock indexes.

As the U.S. economy improved during the reporting period, personal income levels grew modestly, rising 0.54% in March 2014 over the previous month. Along with increased income levels, consumer spending, which accounts for about 70% of the economy, improved modestly during much of the reporting period, but gained considerable ground in the final months. Consumer spending rose 0.91% in March 2014, its largest increase in nearly five years, after a 0.5% increase in February 2014. Consumer spending on durable goods, such as motor vehicles, furnishings, and recreational goods, climbed 2.7% in March 2014, its largest monthly increase since March 2010. Despite the rise in spending, inflation remained steady as the Consumer Price Index for All Urban Consumers grew 0.2% in March 2014. Consumer Confidence increased to 84.10 in April 2014, its highest level since it reached an all-time high of 85.10 in July 2013.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Food, Beverage & Tobacco	47.98%
Household & Personal Products	19.72
Consumer Durables & Apparel	14.63
Automobiles & Components	13.05
Capital Goods	1.60
Retailing	1.26
Software & Services	1.05
Other**	0.71

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Procter & Gamble Co. (The)	11.35%
Coca-Cola Co. (The)	7.84
Philip Morris International Inc.	6.87
PepsiCo Inc.	6.63
Altria Group Inc.	4.06
Ford Motor Co.	3.23
Mondelez International Inc. Class A	3.08
Colgate-Palmolive Co.	2.98
Nike Inc. Class B	2.75
General Motors Co.	2.28

TOTAL	51.07%

*	Excludes money market funds.
**	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® U.S. CONSUMER SERVICES ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.85%	19.83%	20.38%	19.85%	19.83%	20.38%
5 Years	23.07%	23.07%	23.61%	182.37%	182.33%	188.60%
10 Years	8.89%	8.87%	9.35%	134.40%	133.85%	144.39%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,034.40	$2.22	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. CONSUMER SERVICES ETF

The iShares U.S. Consumer Services ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the consumer services sector, as represented by the Dow Jones U.S. Consumer Services IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 19.85%, net of fees, while the total return for the Index was 20.38%.

Consumer services stocks, as represented by the Index, gained during the reporting period but modestly lagged the performance of broad U.S. stock indexes.

As the U.S. economy improved during the reporting period, personal income levels grew modestly, rising 0.54% in March 2014 over the previous month. Along with increased income levels, consumer spending, which accounts for about 70% of the economy, improved modestly during much of the reporting period, but gained considerable ground in the final months. Consumer spending rose 0.91% in March 2014, its largest increase in nearly five years, after a 0.5% increase in February 2014. Largely driving the boost in consumer spending was a surge in household outlays on services, which climbed 0.4% in March 2014 following a 0.2% rise in February 2014. The two largest contributors to services spending were utility outlay, due to the harsh winter weather conditions, and health care, a result of implementation of the Affordable Care Act. Despite the increase in spending, inflation remained steady as the Consumer Price Index for All Urban Consumers rose 0.2% in March 2014. Consumer Confidence climbed to 84.10 in April 2014, its highest level since it reached an all-time high of 85.10 in July 2013.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Retailing	30.49%
Media	26.84
Food & Staples Retailing	15.72
Consumer Services	15.60
Transportation	3.87
Health Care Equipment & Services	3.36
Software & Services	2.68
Commercial & Professional Services	1.29
Other**	0.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Comcast Corp. Class A	5.16%
Walt Disney Co. (The)	4.95
Wal-Mart Stores Inc.	4.94
Amazon.com Inc.	4.33
Home Depot Inc. (The)	4.29
McDonald’s Corp.	3.84
CVS Caremark Corp.	3.29
Twenty-First Century Fox Inc. Class A	2.38
eBay Inc.	2.31
Priceline.com Inc.	2.31

TOTAL	37.80%

*	Excludes money market funds.
**	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® U.S. FINANCIALS ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.32%	17.37%	17.83%	17.32%	17.37%	17.83%
5 Years	16.96%	17.03%	17.43%	118.89%	119.52%	123.34%
10 Years	1.13%	1.13%	1.54%	11.89%	11.85%	16.51%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,067.70	$2.26	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. FINANCIALS ETF

The iShares U.S. Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the financials sector, as represented by the Dow Jones U.S. Financials IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 17.32%, net of fees, while the total return for the Index was 17.83%.

Financial stocks, as represented by the Index, delivered solid returns during the reporting period, but lagged the performance of broad U.S. stock indexes.

Within the sector, the key financial segments represented by the Index exhibited strength, although they faced challenges. Banks generally performed well. Although slow, the residential housing market’s recovery continued in the reporting period, enabling banks to remove foreclosed homes from their balance sheets. Interest rates remained generally low, giving banks access to favorable borrowing rates on money, but lowering their overall net interest margin as the rates at which banks could lend money remained low.

Diversified financial services firms benefited from improving corporate balance sheets and market conditions as the economy continued to recover. However, the group faced new headwinds in the form of government intervention.

Insurance companies also performed well, benefiting from improving balance sheets. Property and casualty insurers, in particular, experienced below-average insured catastrophe losses for much of the reporting period. However, low interest rates also continued to dampen earnings for companies in the insurance industry group for much of the reporting period.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Banks	32.31%
Diversified Financials	25.38
Real Estate	19.26
Insurance	17.79
Software & Services	5.26

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Wells Fargo & Co.	6.70%
Berkshire Hathaway Inc. Class B	6.54
J.P. Morgan Chase & Co.	5.98
Bank of America Corp.	4.51
Citigroup Inc.	4.10
Visa Inc. Class A	2.89
American Express Co.	2.25
American International Group Inc.	2.19
MasterCard Inc. Class A	2.12
U.S. Bancorp	2.10

TOTAL	39.38%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® U.S. INDUSTRIALS ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	26.53%	26.53%	27.11%	26.53%	26.53%	27.11%
5 Years	21.66%	21.65%	22.25%	166.56%	166.45%	173.07%
10 Years	9.25%	9.25%	9.78%	142.25%	142.20%	154.23%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,081.10	$2.27	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. INDUSTRIALS ETF

The iShares U.S. Industrials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the industrials sector, as represented by the Dow Jones U.S. Industrials IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 26.53%, net of fees, while the total return for the Index was 27.11%.

Industrials stocks, as represented by the Index, gained during the reporting period, and outpaced broad U.S. stock indexes.

During the reporting period, general industrial stocks and industrial engineering stocks benefited from economic recovery in the U.S. and improving economic conditions in Europe. A weakening U.S. dollar also supported the sector, as it made U.S.-made goods less expensive to foreign buyers. Industrial production (the total output of businesses in the industrial sector) generally strengthened over the course of the reporting period, gaining 3.8% for March 2014 over the same month in the previous year. The Manufacturing PMI largely gained during the reporting period, reaching 57.10 in February 2014, its highest level since May 2010.

Aerospace companies experienced moderate growth, with strong levels of commercial airplane sales offsetting ongoing weakness in military aircraft sales, which faced more than $40 billion cut from defense spending in fiscal 2013.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Capital Goods	63.39%
Transportation	12.36
Software & Services	8.80
Commercial & Professional Services	5.62
Materials	4.42
Technology Hardware & Equipment	3.88
Pharmaceuticals, Biotechnology & Life Sciences	1.16
Utilities	0.26
Other**	0.11

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

General Electric Co.	10.53%
United Technologies Corp.	3.89
Boeing Co. (The)	3.44
3M Co.	3.42
Union Pacific Corp.	3.38
Honeywell International Inc.	2.84
United Parcel Service Inc. Class B	2.73
Caterpillar Inc.	2.62
Accenture PLC Class A	1.99
Emerson Electric Co.	1.87

TOTAL	36.71%

*	Excludes money market funds.
**	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® U.S. FINANCIAL SERVICES ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	22.68%	22.76%	23.23%	22.68%	22.76%	23.23%
5 Years	15.63%	15.67%	16.11%	106.70%	107.05%	111.00%
10 Years	(0.38)%	(0.38)%	0.02%	(3.70)%	(3.76)%	0.20%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,066.80	$2.25	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. FINANCIAL SERVICES ETF

The iShares U.S. Financial Services ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the financial services sector, as represented by the Dow Jones U.S. Financial Services IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 22.68%, net of fees, while the total return for the Index was 23.23%.

Financial services stocks, as represented by the Index, gained during the reporting period, and outpaced broad U.S. stock indexes.

Within the sector, the key financial segments represented by the Index exhibited strength, although they faced challenges. Banks generally performed well. Although slow, the residential housing market’s recovery continued in the reporting period, enabling banks to remove foreclosed homes from their balance sheets. Interest rates remained generally low, giving banks access to favorable borrowing rates on money, but lowering their overall net interest margin as the rates at which could lend money remained hemmed in.

Diversified financial services firms benefited from improving corporate balance sheets and market conditions as the economy continued to recover. However, the group faced new headwinds in the form of government intervention.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Banks	57.13%
Diversified Financials	33.05
Software & Services	9.29
Other**	0.53

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Wells Fargo & Co.	11.85%
J.P. Morgan Chase & Co.	10.57
Bank of America Corp.	7.98
Citigroup Inc.	7.25
Visa Inc. Class A	5.12
American Express Co.	3.98
MasterCard Inc. Class A	3.74
U.S. Bancorp	3.70
Goldman Sachs Group Inc. (The)	3.35
PNC Financial Services Group Inc. (The)	2.24

TOTAL	59.78%

*	Excludes money market funds.
**	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® U.S. REAL ESTATE ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(1.23)%	(1.29)%	(0.59)%	(1.23)%	(1.29)%	(0.59)%
5 Years	20.70%	20.79%	21.33%	156.17%	157.10%	162.92%
10 Years	8.73%	8.72%	9.13%	130.86%	130.67%	139.64%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,075.50	$2.26	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. REAL ESTATE ETF

The iShares U.S. Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the real estate sector, as represented by the Dow Jones U.S. Real Estate IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was -1.23%, net of fees, while the total return for the Index was -0.59%.

Real estate stocks, including real estate investment trusts (“REITs”), as represented by the Index, declined slightly during the reporting period, and significantly lagged the performance of broad U.S. stock indexes.

The REIT group declined for the first eight months of the reporting period, before rebounding for the last four months to end the reporting period about where it began. The key driver of declines for the group was a rise in interest rates, triggered largely by Fed discussions in May 2013 of tapering quantitative easing. Yields on 10-year Treasury notes, which stood at 1.66% on May 1, 2013, soared to 3.04% by December 31, 2013. Because REITs offer high dividend yields, many investors view them as an alternative to bonds, and they typically offer an attractive yield advantage relative to Treasury paper. When interest rates on Treasury issues rose, that yield advantage shrank, and many investors abandoned REITs in favor of more stable fixed-income instruments, such as Treasury bonds. In the final months of the reporting period, REITs recovered earlier losses as Treasury bond yields drifted modestly lower and expectations for future rising interest rates moderated. Further supporting the REIT market, fundamentals for the group improved as economic conditions improved, balance sheets among REITs strengthened, and supply remained low across all property types.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Specialized REITs	35.73%
Retail REITs	19.61
Residential REITs	12.33
Office REITs	10.88
Diversified REITs	7.22
Mortgage REITs	6.29
Industrial REITs	3.64
Real Estate Services	2.76
Real Estate Development	0.66
Other**	0.88

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Simon Property Group Inc.	7.97
American Tower Corp.	4.83
Public Storage	3.72
Crown Castle International Corp.	3.57
Prologis Inc.	2.98
Equity Residential	2.92
Ventas Inc.	2.85
HCP Inc.	2.81
Health Care REIT Inc.	2.68
Boston Properties Inc.	2.63

TOTAL	36.96%

*	Excludes money market funds.
**	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI KLD 400 SOCIAL ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.76%	19.78%	20.36%	19.76%	19.78%	20.36%
5 Years	18.09%	18.10%	18.69%	129.63%	129.77%	135.58%
Since Inception	6.10%	6.10%	6.63%	55.52%	55.50%	61.41%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/14/06. The first day of secondary market trading was 11/17/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,072.40	$2.57	$1,000.00	$1,022.30	$2.51	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

The iShares MSCI KLD 400 Social ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI KLD 400 Social Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 19.76%, net of fees, while the total return for the Index was 20.36%.

Stocks represented by the Index generally gained during the reporting period, performing in line with broad U.S. stock indices.

The information technology sector, the largest sector weighting at an average of 23% of the Index, was the largest contributor to Index returns. An increase in IT spending among corporations and a continued shift toward smartphones and tablets fueled growth in the sector.

The financials sector, the Index’s second largest sector weighting at 15% of the Index during the reporting period, contributed meaningfully. Economic recovery and improvement in the real estate market supported gains for the real estate and commercial banking segments of the financial sector, while insurers benefited from below average insured catastrophe losses

The health care sector, which was the third largest sector at just under 15% of the Index on average, was the second largest sector contributor to Index returns as implementation of the Affordable Care Act spurred a sharp rise in health care spending.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Information Technology	24.31%
Financials	15.90
Health Care	13.01
Consumer Discretionary	12.62
Consumer Staples	11.78
Industrials	9.55
Energy	6.39
Materials	3.56
Utilities	1.98
Telecommunication Services	0.90

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Procter & Gamble Co. (The)	3.42%
International Business Machines Corp.	3.09
Merck & Co. Inc.	2.61
Oracle Corp.	2.27
Google Inc. Class A	2.26
Google Inc. Class C	2.22
QUALCOMM Inc.	2.03
Intel Corp.	2.02
PepsiCo Inc.	2.01
Cisco Systems Inc.	1.88

TOTAL	23.81%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI USA ESG SELECT ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.12%	18.14%	18.71%	18.12%	18.14%	18.71%
5 Years	17.46%	17.46%	18.06%	123.59%	123.62%	129.36%
Since Inception	6.69%	6.69%	7.23%	82.29%	82.25%	90.91%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/24/05. The first day of secondary market trading was 1/28/05.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,075.10	$2.57	$1,000.00	$1,022.30	$2.51	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA ESG SELECT ETF

The iShares MSCI USA ESG Select ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI USA ESG Select Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 18.12%, net of fees, while the total return for the Index was 18.71%.

Stocks represented by the Index generally gained during the reporting period, modestly lagging the returns of broad U.S. stock indices.

The information technology sector, the largest sector weighting at an average of 21% of the Index, was the largest contributor to Index returns. An increase in IT spending among corporations and a continued shift toward smartphones and tablets fueled growth in the sector.

The financials sector, the Index’s second largest sector weighting at 19% of the Index on average, contributed meaningfully. Economic recovery and improvement in the real estate market supported gains for the real estate and commercial banking segments of the financial sector, while insurers benefited from below average insured catastrophe losses.

The health care sector was the third largest sector contributor to Index returns as implementation of the Affordable Care Act spurred a sharp rise in health care spending.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Information Technology	22.23%
Financials	19.27
Consumer Discretionary	10.49
Industrials	10.38
Health Care	10.13
Energy	7.76
Consumer Staples	7.55
Materials	6.59
Utilities	5.60

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

NextEra Energy Inc.	4.15%
American Express Co.	3.23
Microsoft Corp.	3.14
Marsh & McLennan Companies Inc.	3.11
Apple Inc.	2.86
Eaton Corp. PLC	2.81
International Business Machines Corp.	2.68
Spectra Energy Corp.	2.60
Travelers Companies Inc. (The)	2.40
ACE Ltd.	2.37

TOTAL	29.35%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance

iSHARES® COHEN & STEERS REIT ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.05%	0.05%	0.42%	0.05%	0.05%	0.42%
5 Years	22.09%	22.18%	22.50%	171.29%	172.25%	175.90%
10 Years	9.62%	9.63%	10.00%	150.57%	150.79%	159.29%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,092.50	$1.82	$1,000.00	$1,023.10	$1.76	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® COHEN & STEERS REIT ETF

The iShares Cohen & Steers REIT ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate investment trusts (“REITs”), as represented by the Cohen & Steers Realty Majors Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 0.05%, net of fees, while the total return for the Index was 0.42%.

REITs, as represented by the Index, delivered slightly positive results during the reporting period, and significantly lagged the performance of broad U.S. stock indexes.

The REIT group declined for the first eight months of the reporting period, before rebounding for the last four months to end the reporting period about where it began. The key driver of declines for the group was a rise in interest rates, triggered largely by Fed discussions in May 2013 of tapering quantitative easing. Yields on 10-year Treasury notes, which stood at 1.66% on May 1, 2013, soared to 3.04% by December 31, 2013. Because REITs offer high dividend yields, many investors view them as an alternative to bonds, and they typically offer an attractive yield advantage relative to Treasury paper. When interest rates on Treasury issues rose, that yield advantage shrank, and many investors abandoned REITs in favor of more stable fixed-income instruments, such as Treasury bonds. In the final months of the reporting period, REITs recovered earlier losses as Treasury bond yields drifted modestly lower and expectations for future rising interest rates moderated. Further supporting the REIT market, fundamentals for the group improved as economic conditions improved, balance sheets among REITs strengthened, and supply remained low across all property types.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Specialized REITs	28.58%
Retail REITs	26.77
Residential REITs	18.43
Office REITs	15.14
Industrial REITs	5.89
Diversified REITs	5.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Simon Property Group Inc.	8.06%
Public Storage	7.37
Prologis Inc.	5.89
Equity Residential	5.79
Ventas Inc.	5.65
HCP Inc.	5.55
Health Care REIT Inc.	5.29
Boston Properties Inc.	5.21
Vornado Realty Trust	5.19
AvalonBay Communities Inc.	4.83

TOTAL	58.83%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2013 and held through April 30, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. BASIC MATERIALS ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.87%

CHEMICALS — 75.24%
Air Products and Chemicals Inc.	301,050	$35,379,396
Airgas Inc.	94,676	10,060,272
Albemarle Corp.	113,071	7,580,280
Ashland Inc.	102,917	9,941,782
Axiall Corp.	99,347	4,629,570
Cabot Corp.	85,135	4,920,803
Celanese Corp. Series A	224,253	13,775,862
CF Industries Holdings Inc.	78,887	19,340,726
Chemtura Corp.[a]	137,103	3,057,397
Cytec Industries Inc.	50,736	4,836,156
Dow Chemical Co. (The)	1,729,184	86,286,282
E.I. du Pont de Nemours and Co.	1,318,462	88,758,862
Eastman Chemical Co.	216,847	18,902,553
Ecolab Inc.	384,986	40,284,935
FMC Corp.	189,000	14,553,000
H.B. Fuller Co.	71,144	3,296,102
Huntsman Corp.	278,670	6,980,683
International Flavors & Fragrances Inc.	115,591	11,388,025
LyondellBasell Industries NV Class A	614,084	56,802,770
Minerals Technologies Inc.	48,996	2,914,772
Monsanto Co.	746,494	82,636,886
Mosaic Co. (The)	482,175	24,128,037
NewMarket Corp.	15,895	5,918,026
Olin Corp.	113,163	3,179,880
PolyOne Corp.	134,613	5,043,949
PPG Industries Inc.	196,996	38,142,365
Praxair Inc.	418,101	54,583,086
Rockwood Holdings Inc.	104,081	7,394,955
RPM International Inc.	189,417	8,080,529
Sensient Technologies Corp.	71,329	3,855,332
Sigma-Aldrich Corp.	169,895	16,345,598
W.R. Grace & Co.[a]	109,606	10,094,713
Westlake Chemical Corp.	56,894	4,050,853

		707,144,437
ELECTRICAL EQUIPMENT — 0.23%
Polypore International Inc.[a,b]	63,938	2,217,370

		2,217,370
METALS & MINING — 18.12%
Alcoa Inc.	1,665,596	22,435,578
Allegheny Technologies Inc.	153,537	6,325,724

Security	Shares	Value

Carpenter Technology Corp.	75,457	$4,738,700
Cliffs Natural Resources Inc.[b]	217,604	3,855,943
Coeur Mining Inc.[a,b]	147,070	1,273,626
Commercial Metals Co.	166,551	3,197,779
Compass Minerals International Inc.	47,587	4,358,969
Freeport-McMoRan Copper & Gold Inc.	1,476,871	50,760,056
Kaiser Aluminum Corp.	25,665	1,806,816
Newmont Mining Corp.	708,166	17,583,762
Nucor Corp.	452,796	23,432,193
Reliance Steel & Aluminum Co.	110,330	7,813,571
Royal Gold Inc.	92,617	6,131,245
Steel Dynamics Inc.	317,188	5,795,025
Stillwater Mining Co.[a,b]	170,619	2,692,368
United States Steel Corp.	205,797	5,354,838
Worthington Industries Inc.	74,979	2,759,227

		170,315,420
OIL, GAS & CONSUMABLE FUELS — 2.47%
Alpha Natural Resources Inc.[a,b]	312,694	1,344,584
CONSOL Energy Inc.	325,931	14,507,189
Peabody Energy Corp.	385,873	7,335,446

		23,187,219
PAPER & FOREST PRODUCTS — 3.81%
Domtar Corp.	46,250	4,317,900
International Paper Co.	624,082	29,113,425
Resolute Forest Products Inc.[a]	134,458	2,398,731

		35,830,056

TOTAL COMMON STOCKS
(Cost: $973,966,891)		938,694,502

SHORT-TERM INVESTMENTS — 1.32%

MONEY MARKET FUNDS — 1.32%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	10,214,686	10,214,686
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	555,893	555,893
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,614,953	1,614,953

		12,385,532

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,385,532)		12,385,532

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® U.S. BASIC MATERIALS ETF

April 30, 2014

Value

TOTAL INVESTMENTS IN SECURITIES — 101.19%
(Cost: $986,352,423)	$951,080,034
Other Assets, Less Liabilities — (1.19)%	(11,199,497)

NET ASSETS — 100.00%	$939,880,537

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. CONSUMER GOODS ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 100.52%

AUTO COMPONENTS — 5.73%
Autoliv Inc.	22,531	$2,297,710
BorgWarner Inc.	53,491	3,323,931
Cooper Tire & Rubber Co.	14,104	354,716
Dana Holding Corp.	37,081	785,005
Delphi Automotive PLC	65,430	4,373,341
Gentex Corp.	34,267	982,435
Goodyear Tire & Rubber Co. (The)	64,684	1,630,037
Johnson Controls Inc.	155,821	7,033,760
Lear Corp.	18,953	1,574,236
Tenneco Inc.[a]	14,277	854,764
TRW Automotive Holdings Corp.[a]	27,070	2,175,075
Visteon Corp.[a]	11,429	992,151

		26,377,161
AUTOMOBILES — 7.38%
Ford Motor Co.	925,450	14,946,017
General Motors Co.	305,908	10,547,708
Harley-Davidson Inc.	51,638	3,818,114
Tesla Motors Inc.[a,b]	19,353	4,023,295
Thor Industries Inc.	10,553	642,361

		33,977,495
BEVERAGES — 18.72%
Beam Inc.	38,522	3,215,431
Brown-Forman Corp. Class B NVS	38,039	3,412,859
Coca-Cola Co. (The)	889,133	36,267,735
Coca-Cola Enterprises Inc.	55,771	2,534,234
Constellation Brands Inc. Class Aa	39,249	3,133,640
Dr Pepper Snapple Group Inc.	46,294	2,565,614
Molson Coors Brewing Co. Class B NVS	37,160	2,228,485
Monster Beverage Corp.[a]	31,721	2,124,038
PepsiCo Inc.	357,258	30,684,890

		86,166,926
CHEMICALS — 0.14%
Scotts Miracle-Gro Co. (The) Class A	10,341	632,973

		632,973
COMMERCIAL SERVICES & SUPPLIES — 0.17%
Herman Miller Inc.	13,948	430,017
HNI Corp.	10,494	369,703

		799,720
DISTRIBUTORS — 1.27%
Genuine Parts Co.	36,075	3,142,854

Security	Shares	Value

LKQ Corp.[a]	70,725	$2,059,512
Pool Corp.	10,493	619,297

		5,821,663
DIVERSIFIED FINANCIAL SERVICES — 0.41%
Leucadia National Corp.	73,488	1,875,414

		1,875,414
FOOD PRODUCTS — 16.48%
Archer-Daniels-Midland Co.	154,494	6,756,023
B&G Foods Inc. Class A	12,627	414,166
Bunge Ltd.	34,612	2,756,846
Campbell Soup Co.	41,968	1,909,124
ConAgra Foods Inc.	98,655	3,009,964
Darling International Inc.[a,b]	38,729	774,967
Dean Foods Co.	22,338	353,834
Flowers Foods Inc.	41,124	843,864
General Mills Inc.	146,554	7,770,293
Hain Celestial Group Inc.[a,b]	11,733	1,009,273
Hershey Co. (The)	35,188	3,386,493
Hillshire Brands Co. (The)	28,731	1,024,260
Hormel Foods Corp.	31,595	1,506,766
Ingredion Inc.	17,482	1,231,607
J.M. Smucker Co. (The)	24,333	2,352,514
Kellogg Co.	60,261	4,027,243
Keurig Green Mountain Inc.	30,307	2,839,160
Kraft Foods Group Inc.	139,931	7,956,477
Lancaster Colony Corp.	4,574	433,981
McCormick & Co. Inc. NVS	30,780	2,191,536
Mead Johnson Nutrition Co. Class A	47,323	4,176,728
Mondelez International Inc. Class A	399,148	14,229,626
Post Holdings Inc.[a]	8,800	459,888
TreeHouse Foods Inc.[a,b]	8,525	638,011
Tyson Foods Inc. Class A	63,084	2,647,635
WhiteWave Foods Co. (The) Class Aa	40,800	1,129,752

		75,830,031
HOUSEHOLD DURABLES — 4.43%
D.R. Horton Inc.	66,821	1,488,772
Harman International Industries Inc.	15,907	1,743,566
Jarden Corp.[a]	29,037	1,659,465
Leggett & Platt Inc.	32,607	1,071,466
Lennar Corp. Class A	41,255	1,592,030
M.D.C. Holdings Inc.	9,037	249,421
Mohawk Industries Inc.[a]	14,332	1,897,700

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® U.S. CONSUMER GOODS ETF

April 30, 2014

Security	Shares	Value

Newell Rubbermaid Inc.	65,449	$1,970,669
NVR Inc.[a]	966	1,040,382
PulteGroup Inc.	80,533	1,481,002
Ryland Group Inc. (The)	10,890	418,067
Tempur Sealy International Inc.[a]	14,232	714,162
Toll Brothers Inc.[a,b]	37,544	1,285,507
Tupperware Brands Corp.	11,841	1,005,419
Whirlpool Corp.	18,178	2,788,142

		20,405,770
HOUSEHOLD PRODUCTS — 18.02%
Church & Dwight Co. Inc.	32,195	2,221,777
Clorox Co. (The)[b]	30,487	2,765,171
Colgate-Palmolive Co.	204,856	13,786,809
Energizer Holdings Inc.	14,697	1,641,508
Kimberly-Clark Corp.	89,031	9,993,730
Procter & Gamble Co. (The)	636,252	52,522,602

		82,931,597
LEISURE EQUIPMENT & PRODUCTS — 1.65%
Brunswick Corp.	21,798	876,062
Hasbro Inc.	27,349	1,511,306
Mattel Inc.	79,871	3,132,141
Polaris Industries Inc.	15,423	2,071,771

		7,591,280
MACHINERY — 1.61%
Middleby Corp. (The)[a,b]	4,496	1,135,150
Snap-on Inc.	13,640	1,582,240
Stanley Black & Decker Inc.	36,515	3,136,273
WABCO Holdings Inc.[a]	14,391	1,539,981

		7,393,644
PERSONAL PRODUCTS — 1.80%
Avon Products Inc.	101,837	1,556,070
Estee Lauder Companies Inc. (The) Class A	59,977	4,352,531
Herbalife Ltd.[b]	19,483	1,168,590
Nu Skin Enterprises Inc. Class A	13,959	1,214,433

		8,291,624
SOFTWARE — 1.06%
Activision Blizzard Inc.	101,182	2,024,652
Electronic Arts Inc.[a]	72,651	2,056,023
Take-Two Interactive Software Inc.[a]	21,807	444,427
TiVo Inc.[a]	28,430	337,180

		4,862,282

Security	Shares	Value

TEXTILES, APPAREL & LUXURY GOODS — 8.62%
Carter’s Inc.	12,608	$928,705
Coach Inc.	65,139	2,908,456
Crocs Inc.[a]	20,627	312,086
Deckers Outdoor Corp.[a]	8,106	639,969
Fossil Group Inc.[a]	11,281	1,203,119
Hanesbrands Inc.	23,341	1,916,063
Iconix Brand Group Inc.[a,b]	11,446	486,455
Kate Spade & Co.[a,b]	29,053	1,010,173
Lululemon Athletica Inc.[a]	25,217	1,158,217
Michael Kors Holdings Ltd.[a]	42,103	3,839,793
Nike Inc. Class B	174,541	12,732,766
PVH Corp.	19,154	2,405,168
Ralph Lauren Corp.	13,876	2,100,410
Steven Madden Ltd.[a,b]	13,555	482,693
Under Armour Inc. Class Aa,b	37,749	1,845,549
VF Corp.	82,675	5,050,616
Wolverine World Wide Inc.	23,591	662,907

		39,683,145
TOBACCO — 13.03%
Altria Group Inc.	467,639	18,757,000
Lorillard Inc.	84,996	5,050,462
Philip Morris International Inc.	371,978	31,778,081
Reynolds American Inc.	73,081	4,123,961
Universal Corp.	5,058	276,015

		59,985,519

TOTAL COMMON STOCKS
(Cost: $382,619,605)		462,626,244

SHORT-TERM INVESTMENTS — 2.73%

MONEY MARKET FUNDS — 2.73%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	11,693,442	11,693,442
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	636,369	636,369
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	252,013	252,013

		12,581,824

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,581,824)		12,581,824

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. CONSUMER GOODS ETF

April 30, 2014

Value

TOTAL INVESTMENTS IN SECURITIES — 103.25%
(Cost: $395,201,429)	$475,208,068
Other Assets, Less Liabilities — (3.25)%	(14,955,929)

NET ASSETS — 100.00%	$460,252,139

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® U.S. CONSUMER SERVICES ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.95%

AIRLINES — 3.16%
Alaska Air Group Inc.	11,071	$1,041,560
American Airlines Group Inc.[a]	31,204	1,094,324
Delta Air Lines Inc.	137,021	5,046,483
JetBlue Airways Corp.[a,b]	36,759	290,580
Southwest Airlines Co.	113,344	2,739,525
Spirit Airlines Inc.[a]	11,688	664,346
United Continental Holdings Inc.[a]	59,999	2,452,159

		13,328,977
COMMERCIAL SERVICES & SUPPLIES — 0.39%
Copart Inc.[a]	17,991	652,533
KAR Auction Services Inc.	22,342	665,345
Rollins Inc.	10,270	308,922

		1,626,800
DIVERSIFIED CONSUMER SERVICES — 0.97%
Apollo Education Group Inc.[a]	16,069	463,751
DeVry Education Group Inc.	9,163	412,610
Graham Holdings Co. Class B	699	469,190
H&R Block Inc.	44,122	1,253,947
Hillenbrand Inc.	10,053	305,611
Service Corp. International	34,115	640,339
Sotheby’s	11,253	473,301
Weight Watchers International Inc.[b]	4,366	86,447

		4,105,196
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.07%
Dolby Laboratories Inc. Class Aa	7,878	313,938

		313,938
FOOD & STAPLES RETAILING — 15.71%
Casey’s General Stores Inc.	6,196	425,417
Costco Wholesale Corp.	70,932	8,205,414
CVS Caremark Corp.	190,740	13,870,613
Fresh Market Inc. (The)[a,b]	6,469	240,000
Kroger Co. (The)	83,361	3,837,940
Rite Aid Corp.[a]	143,089	1,044,550
Safeway Inc.	37,626	1,281,541
Sysco Corp.	94,427	3,439,976
United Natural Foods Inc.[a,b]	7,963	549,686
Wal-Mart Stores Inc.	260,985	20,803,114
Walgreen Co.	141,012	9,574,715
Whole Foods Market Inc.	60,068	2,985,380

		66,258,346

Security	Shares	Value

HEALTH CARE PROVIDERS & SERVICES — 3.36%
AmerisourceBergen Corp.	37,034	$2,413,876
Cardinal Health Inc.	55,336	3,846,406
Chemed Corp.[b]	2,904	241,816
McKesson Corp.	37,122	6,280,671
Omnicare Inc.	16,081	953,121
VCA Antech Inc.[a]	14,286	437,580

		14,173,470
HOTELS, RESTAURANTS & LEISURE — 14.62%
Bally Technologies Inc.[a,b]	6,277	408,695
Bob Evans Farms Inc.	3,980	186,543
Brinker International Inc.	10,787	530,073
Carnival Corp.	70,794	2,782,912
Cheesecake Factory Inc. (The)	7,604	341,344
Chipotle Mexican Grill Inc.[a,b]	5,000	2,492,500
Choice Hotels International Inc.	5,657	249,926
Cracker Barrel Old Country Store Inc.	3,832	363,044
Darden Restaurants Inc.	21,193	1,053,504
Domino’s Pizza Inc.	8,973	667,412
Dunkin’ Brands Group Inc.	17,284	786,595
Hilton Worldwide Holdings Inc.[a,b]	19,075	416,407
Hyatt Hotels Corp. Class Aa	9,332	525,205
International Game Technology	39,930	501,122
Jack in the Box Inc.[a,b]	6,754	361,609
Las Vegas Sands Corp.	62,410	4,938,503
Life Time Fitness Inc.[a,b]	6,283	301,584
Marriott International Inc. Class A	35,640	2,064,625
Marriott Vacations Worldwide Corp.[a]	4,792	261,068
McDonald’s Corp.	159,680	16,188,358
MGM Resorts International[a]	53,789	1,357,096
Norwegian Cruise Line Holdings Ltd.[a,b]	14,900	488,273
Panera Bread Co. Class Aa,b	4,243	649,052
Papa John’s International Inc.	5,000	219,300
Penn National Gaming Inc.[a]	10,827	120,829
Royal Caribbean Cruises Ltd.	26,427	1,404,067
Six Flags Entertainment Corp.	15,300	614,142
Starbucks Corp.	121,936	8,611,120
Starwood Hotels & Resorts Worldwide Inc.	30,993	2,375,613
Vail Resorts Inc.	5,807	402,019
Wendy’s Co. (The)	42,493	353,117
Wyndham Worldwide Corp.	20,653	1,473,385

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. CONSUMER SERVICES ETF

April 30, 2014

Security	Shares	Value

Wynn Resorts Ltd.	13,074	$2,665,658
Yum! Brands Inc.	71,450	5,500,936

		61,655,636
INTERNET & CATALOG RETAIL — 8.93%
Amazon.com Inc.[a]	60,010	18,250,841
Expedia Inc.	16,443	1,167,289
Groupon Inc.[a,b]	61,777	431,821
HSN Inc.	5,360	311,095
Lands’ End Inc.[a,b]	2,102	58,120
Liberty Interactive Corp. Series Aa	76,203	2,214,459
Liberty Ventures Series Aa	11,872	689,051
Netflix Inc.[a]	9,653	3,108,652
Priceline.com Inc. (The)[a]	8,412	9,738,993
Shutterfly Inc.[a,b]	6,124	250,655
TripAdvisor Inc.[a]	17,880	1,443,631

		37,664,607
INTERNET SOFTWARE & SERVICES — 2.43%
Conversant Inc.[a,b]	10,202	249,337
eBay Inc.[a]	187,959	9,741,915
OpenTable Inc.[a,b]	3,742	251,313

		10,242,565
IT SERVICES — 0.09%
Acxiom Corp.[a,b]	12,330	348,199
Blackhawk Network Holdings Inc. Class Ba	944	21,740

		369,939
MEDIA — 26.83%
AMC Networks Inc. Class Aa,b	9,545	626,820
Cablevision NY Group Class A	34,462	575,515
CBS Corp. Class B NVS	89,018	5,141,680
Charter Communications Inc. Class Aa	11,136	1,509,262
Cinemark Holdings Inc.	16,711	494,980
Comcast Corp. Class A	420,469	21,763,475
DIRECTV[a]	76,431	5,931,046
Discovery Communications Inc. Series Aa	35,921	2,726,404
DISH Network Corp. Class Aa	33,959	1,930,909
DreamWorks Animation SKG Inc. Class Aa	11,464	275,480
Gannett Co. Inc.	36,612	994,748
Interpublic Group of Companies Inc. (The)	68,453	1,192,451
John Wiley & Sons Inc. Class A	7,455	428,364

Security	Shares	Value

Lamar Advertising Co. Class Aa,b	10,511	$524,709
Liberty Global PLC Series Aa	35,803	1,425,676
Liberty Global PLC Series C NVS[a,b]	85,683	3,292,798
Liberty Media Corp.[a,b]	16,226	2,104,675
Live Nation Entertainment Inc.[a]	22,761	475,250
Madison Square Garden Inc. Class Aa	9,903	540,704
Meredith Corp.	5,972	263,186
Morningstar Inc.	3,417	250,569
New York Times Co. (The) Class Ab	20,255	325,700
News Corp. Class A NVS[a]	80,369	1,367,880
Omnicom Group Inc.	41,688	2,821,444
Regal Entertainment Group Class A	12,790	240,452
Scripps Networks Interactive Inc. Class A	17,714	1,329,790
Sinclair Broadcast Group Inc. Class A	11,769	314,585
Sirius XM Holdings Inc.[a]	484,770	1,546,416
Starz Series Aa	14,934	481,920
Time Warner Cable Inc.	44,757	6,331,325
Time Warner Inc.	143,997	9,570,041
Twenty-First Century Fox Inc. Class A	313,075	10,024,662
Viacom Inc. Class B NVS	64,283	5,462,769
Walt Disney Co. (The)	262,845	20,854,122

		113,139,807
MULTILINE RETAIL — 4.68%
Big Lots Inc.[a]	9,399	371,261
Dillard’s Inc. Class A	3,838	375,855
Dollar General Corp.[a]	47,598	2,686,431
Dollar Tree Inc.[a]	33,553	1,747,105
Family Dollar Stores Inc.	15,402	904,867
J.C. Penney Co. Inc.[a,b]	51,137	435,687
Kohl’s Corp.	32,477	1,779,415
Macy’s Inc.	59,481	3,415,994
Nordstrom Inc.	23,119	1,416,732
Sears Holdings Corp.[a,b]	7,086	310,438
Target Corp.	101,963	6,296,215

		19,740,000
PROFESSIONAL SERVICES — 0.90%
Dun & Bradstreet Corp. (The)	6,064	671,649
IHS Inc. Class Aa,b	9,995	1,205,697

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® U.S. CONSUMER SERVICES ETF

April 30, 2014

Security	Shares	Value

Nielsen Holdings NV	40,993	$1,924,621

		3,801,967
ROAD & RAIL — 0.71%
Avis Budget Group Inc.[a,b]	17,252	907,283
Hertz Global Holdings Inc.[a]	72,470	2,063,221

		2,970,504
SOFTWARE — 0.16%
FactSet Research Systems Inc.	6,430	684,795

		684,795
SPECIALTY RETAIL — 16.87%
Aaron’s Inc.	11,606	342,029
Abercrombie & Fitch Co. Class A	12,297	452,038
Advance Auto Parts Inc.	11,750	1,425,157
Aeropostale Inc.[a,b]	12,556	62,403
American Eagle Outfitters Inc.	27,299	315,576
ANN INC.[a]	7,394	289,771
Ascena Retail Group Inc.[a]	20,719	356,367
AutoNation Inc.[a]	10,175	539,173
AutoZone Inc.[a,b]	5,431	2,899,557
Bed Bath & Beyond Inc.[a]	34,325	2,132,612
Best Buy Co. Inc.	44,253	1,147,480
Buckle Inc. (The)[b]	4,483	210,656
Cabela’s Inc.[a,b]	7,494	491,681
CarMax Inc.[a]	36,067	1,579,013
Chico’s FAS Inc.	25,564	405,956
Children’s Place Retail Stores Inc. (The)	3,559	170,832
CST Brands Inc.	12,173	397,205
Dick’s Sporting Goods Inc.	16,361	861,570
DSW Inc. Class A	11,785	393,501
Express Inc.[a]	13,501	196,710
Foot Locker Inc.	23,653	1,100,574
GameStop Corp. Class Ab	18,772	744,873
Gap Inc. (The)	42,727	1,679,171
Genesco Inc.[a,b]	3,843	293,490
GNC Holdings Inc. Class A	15,246	686,070
Group 1 Automotive Inc.	3,393	244,737
Guess? Inc.	9,577	257,717
Home Depot Inc. (The)	227,164	18,061,810
L Brands Inc.	39,324	2,131,361
Lowe’s Companies Inc.	168,704	7,745,201
Lumber Liquidators Holdings Inc.[a,b]	4,437	386,729
Men’s Wearhouse Inc. (The)	7,306	346,158
Murphy USA Inc.[a,b]	7,151	303,918
O’Reilly Automotive Inc.[a]	17,133	2,549,219

Security	Shares	Value

Outerwall Inc.[a,b]	3,236	$224,417
PetSmart Inc.[b]	16,776	1,135,400
Pier 1 Imports Inc.	16,716	305,234
Rent-A-Center Inc.	8,617	251,703
Ross Stores Inc.	34,612	2,356,385
Sally Beauty Holdings Inc.[a,b]	22,636	620,453
Signet Jewelers Ltd.	12,957	1,312,803
Staples Inc.[b]	104,889	1,311,112
Tiffany & Co.	17,774	1,555,047
TJX Companies Inc. (The)	114,724	6,674,642
Tractor Supply Co.	22,521	1,514,312
Ulta Salon, Cosmetics & Fragrance Inc.[a]	10,370	909,553
Urban Outfitters Inc.[a]	17,556	625,959
Vitamin Shoppe Inc.[a,b]	4,892	234,229
Williams-Sonoma Inc.	14,136	888,024

		71,119,588
TRADING COMPANIES & DISTRIBUTORS — 0.07%
Beacon Roofing Supply Inc.[a,b]	7,886	280,584

		280,584

TOTAL COMMON STOCKS
(Cost: $356,648,937)		421,476,719

SHORT-TERM INVESTMENTS — 4.00%

MONEY MARKET FUNDS — 4.00%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	15,813,304	15,813,304
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	860,576	860,576
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	202,362	202,362

		16,876,242

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,876,242)		16,876,242

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. CONSUMER SERVICES ETF

April 30, 2014

Value

TOTAL INVESTMENTS IN SECURITIES — 103.95%
(Cost: $373,525,179)	$438,352,961
Other Assets, Less Liabilities — (3.95)%	(16,658,689)

NET ASSETS — 100.00%	$421,694,272

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® U.S. FINANCIALS ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.80%

CAPITAL MARKETS — 11.36%
Affiliated Managers Group Inc.[a,b]	23,332	$4,624,402
Ameriprise Financial Inc.	83,656	9,338,519
Bank of New York Mellon Corp. (The)	498,066	16,869,495
BlackRock Inc.[c]	55,133	16,595,033
Charles Schwab Corp. (The)	513,076	13,622,168
E*TRADE Financial Corp.[a]	126,209	2,833,392
Eaton Vance Corp. NVS	54,140	1,952,830
Federated Investors Inc. Class B	41,397	1,181,470
Financial Engines Inc.	22,546	997,660
Franklin Resources Inc.	177,408	9,287,309
Goldman Sachs Group Inc. (The)	184,746	29,526,106
Greenhill & Co. Inc.	11,631	583,295
Invesco Ltd.	190,403	6,704,090
Janus Capital Group Inc.	66,221	803,261
Legg Mason Inc.	45,948	2,154,502
LPL Financial Holdings Inc.	33,508	1,586,604
Morgan Stanley	615,488	19,037,044
Northern Trust Corp.	98,064	5,908,356
Raymond James Financial Inc.	54,174	2,692,448
SEI Investments Co.	62,491	2,023,459
State Street Corp.	189,521	12,235,476
Stifel Financial Corp.[a,b]	26,795	1,253,202
T. Rowe Price Group Inc.	115,155	9,457,680
TD Ameritrade Holding Corp.	104,005	3,317,759
Waddell & Reed Financial Inc. Class A	37,223	2,510,691

		177,096,251
COMMERCIAL BANKS — 31.41%
Associated Banc-Corp.	70,617	1,239,328
BancorpSouth Inc.	37,203	869,062
Bank of America Corp.	4,636,773	70,200,743
Bank of Hawaii Corp.	19,729	1,088,449
BB&T Corp.	312,145	11,652,373
BOK Financial Corp.	9,242	604,612
Cathay General Bancorp	32,538	767,897
CIT Group Inc.	86,755	3,734,803
Citigroup Inc.	1,332,250	63,828,097
City National Corp.	20,889	1,515,915
Comerica Inc.	79,841	3,851,530
Commerce Bancshares Inc.	35,933	1,562,367
Cullen/Frost Bankers Inc.	23,209	1,773,400

Security	Shares	Value

East West Bancorp Inc.	62,694	$2,163,570
F.N.B. Corp.	73,515	914,527
Fifth Third Bancorp	373,185	7,691,343
First Financial Bankshares Inc.	13,500	797,175
First Horizon National Corp.	104,498	1,200,682
First Niagara Financial Group Inc.	155,693	1,388,781
First Republic Bank	54,479	2,765,354
FirstMerit Corp.	72,722	1,410,080
Fulton Financial Corp.	83,633	1,019,486
Glacier Bancorp Inc.	32,666	838,210
Hancock Holding Co.	36,322	1,225,141
Huntington Bancshares Inc.	365,304	3,346,185
IBERIABANK Corp.	13,177	828,833
International Bancshares Corp.	25,534	586,261
J.P. Morgan Chase & Co.	1,661,464	93,008,755
KeyCorp	390,972	5,332,858
M&T Bank Corp.[b]	57,437	7,007,888
MB Financial Inc.	24,336	653,178
National Penn Bancshares Inc.	48,920	477,948
Old National Bancorp	46,312	653,925
PNC Financial Services Group Inc. (The)[c]	234,333	19,693,345
Popular Inc.[a]	45,787	1,414,818
PrivateBancorp Inc.	28,628	789,274
Prosperity Bancshares Inc.	24,944	1,471,696
Regions Financial Corp.	622,251	6,309,625
Signature Bank[a]	20,685	2,457,792
SunTrust Banks Inc.	234,334	8,965,619
Susquehanna Bancshares Inc.	82,235	851,955
SVB Financial Group[a]	20,041	2,138,174
Synovus Financial Corp.	430,132	1,380,724
TCF Financial Corp.	72,496	1,138,187
Texas Capital Bancshares Inc.[a,b]	18,898	1,061,879
Trustmark Corp.	29,810	681,755
U.S. Bancorp	799,663	32,610,257
UMB Financial Corp.	16,474	967,188
Umpqua Holdings Corp.	74,987	1,247,034
United Bankshares Inc.	18,125	530,156
Valley National Bancorp	87,655	878,303
Webster Financial Corp.	40,020	1,206,203
Wells Fargo & Co.	2,100,842	104,285,797
Westamerica Bancorp	11,804	599,879
Wintrust Financial Corp.	20,348	911,997
Zions Bancorp	81,116	2,345,875

		489,936,288

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIALS ETF

April 30, 2014

Security	Shares	Value

CONSUMER FINANCE — 4.65%
American Express Co.	400,948	$35,054,884
Capital One Financial Corp.	251,335	18,573,656
Cash America International Inc.	12,362	538,365
Discover Financial Services	206,782	11,559,114
Portfolio Recovery Associates Inc.[a]	21,912	1,252,271
Santander Consumer USA Holdings Inc.[a]	33,860	769,976
SLM Corp.	188,405	4,851,429

		72,599,695
DIVERSIFIED FINANCIAL SERVICES — 9.32%
Berkshire Hathaway Inc. Class Ba	789,826	101,769,080
CBOE Holdings Inc.	38,123	2,034,243
CME Group Inc.	138,637	9,758,658
IntercontinentalExchange Group Inc.	50,511	10,326,469
McGraw Hill Financial Inc.	118,775	8,781,036
Moody’s Corp.	82,665	6,489,203
MSCI Inc. Class Aa,b	51,247	2,077,553
NASDAQ OMX Group Inc. (The)	51,578	1,903,228
Voya Financial Inc.	60,540	2,142,511

		145,281,981
INSURANCE — 17.75%
ACE Ltd.	147,770	15,119,826
Aflac Inc.	200,136	12,552,530
Alleghany Corp.[a]	7,309	2,981,926
Allied World Assurance Co. Holdings Ltd.	14,608	1,573,136
Allstate Corp. (The)	196,373	11,183,442
American Financial Group Inc.	31,513	1,841,305
American International Group Inc.	642,372	34,129,224
Aon PLC	132,247	11,225,125
Arch Capital Group Ltd.[a,b]	51,641	2,960,062
Argo Group International Holdings Ltd.[b]	11,759	522,335
Arthur J. Gallagher & Co.	67,035	3,017,916
Aspen Insurance Holdings Ltd.[b]	28,820	1,319,380
Assurant Inc.	31,448	2,119,910
Assured Guaranty Ltd.	70,729	1,691,130
Axis Capital Holdings Ltd.	46,953	2,148,100
Brown & Brown Inc.	52,624	1,567,143
Chubb Corp. (The)	107,910	9,936,353
Cincinnati Financial Corp.	64,816	3,159,132
CNO Financial Group Inc.	97,872	1,688,292

Security	Shares	Value

Endurance Specialty Holdings Ltd.	19,487	$990,329
Erie Indemnity Co. Class A	10,959	785,212
Everest Re Group Ltd.[b]	20,820	3,290,185
Fidelity National Financial Inc. Class A	120,983	3,893,233
First American Financial Corp.	46,565	1,238,629
Genworth Financial Inc. Class Aa	217,163	3,876,360
Hanover Insurance Group Inc. (The)	19,305	1,128,377
Hartford Financial Services Group Inc. (The)	195,651	7,018,001
HCC Insurance Holdings Inc.	43,720	2,008,497
Kemper Corp.	22,499	886,686
Lincoln National Corp.	115,602	5,607,853
Loews Corp.	134,168	5,899,367
Markel Corp.[a,b]	6,126	3,834,386
Marsh & McLennan Companies Inc.	240,802	11,873,947
MBIA Inc.[a]	62,787	760,978
Mercury General Corp.	9,676	463,093
MetLife Inc.	492,967	25,806,822
Montpelier Re Holdings Ltd.[b]	19,024	581,754
Old Republic International Corp.	107,024	1,772,317
PartnerRe Ltd.[b]	20,728	2,184,731
Platinum Underwriters Holdings Ltd.	12,256	768,574
Primerica Inc.	24,126	1,107,142
Principal Financial Group Inc.	120,489	5,643,705
ProAssurance Corp.	26,583	1,207,400
Progressive Corp. (The)	240,743	5,838,018
Protective Life Corp.	34,543	1,766,874
Prudential Financial Inc.	202,882	16,368,520
Reinsurance Group of America Inc.	31,027	2,380,081
RenaissanceRe Holdings Ltd.[b]	18,311	1,853,256
RLI Corp.	15,086	649,603
Selective Insurance Group Inc.	24,652	565,517
StanCorp Financial Group Inc.	19,040	1,163,344
Torchmark Corp.	38,919	3,101,844
Travelers Companies Inc. (The)	154,681	14,011,005
Unum Group	114,023	3,787,844
Validus Holdings Ltd.[b]	41,032	1,521,056
W.R. Berkley Corp.	45,757	2,024,290
White Mountains Insurance Group Ltd.[b]	2,438	1,453,682

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIALS ETF

April 30, 2014

Security	Shares	Value

Willis Group Holdings PLC	78,269	$3,208,246
XL Group PLC	121,322	3,803,445

		276,860,470
IT SERVICES — 5.25%
MasterCard Inc. Class A	447,722	32,929,953
Visa Inc. Class A	222,404	45,061,274
Western Union Co.	240,808	3,821,623

		81,812,850
REAL ESTATE INVESTMENT TRUSTS (REITS) — 18.36%
Alexandria Real Estate Equities Inc.	31,481	2,323,927
American Campus Communities Inc.	46,175	1,763,885
American Capital Agency Corp.	155,366	3,528,362
American Realty Capital Properties Inc.	308,793	4,042,100
American Tower Corp.	173,401	14,482,452
Annaly Capital Management Inc.	415,399	4,797,858
Apartment Investment and Management Co. Class A	64,329	1,983,263
ARMOUR Residential REIT Inc.	165,955	703,649
AvalonBay Communities Inc.	53,326	7,281,665
BioMed Realty Trust Inc.	84,671	1,769,624
Boston Properties Inc.	67,066	7,856,111
Brandywine Realty Trust	69,420	1,010,061
Camden Property Trust	37,495	2,568,033
CBL & Associates Properties Inc.[b]	74,820	1,359,479
Chimera Investment Corp.	451,606	1,395,463
Columbia Property Trust Inc.	55,062	1,560,457
CommonWealth REIT	48,935	1,243,438
Corporate Office Properties Trust	38,407	1,027,387
Corrections Corp. of America	51,108	1,676,342
Crown Castle International Corp.	146,728	10,671,527
CubeSmart	56,876	1,057,894
CYS Investments Inc.	71,042	610,961
DCT Industrial Trust Inc.[b]	139,497	1,090,867
DDR Corp.	127,913	2,196,266
DiamondRock Hospitality Co.	86,090	1,056,324
Digital Realty Trust Inc.[b]	56,433	3,013,522
Douglas Emmett Inc.	57,145	1,577,202
Duke Realty Corp.	143,832	2,519,937
DuPont Fabros Technology Inc.[b]	28,839	698,769
EastGroup Properties Inc.[b]	13,646	863,110
EPR Properties[b]	23,392	1,254,045

Security	Shares	Value

Equity Lifestyle Properties, Inc.	35,007	$1,465,743
Equity Residential	147,183	8,748,558
Essex Property Trust Inc.	27,028	4,682,871
Extra Space Storage Inc.	48,558	2,541,040
Federal Realty Investment Trust	29,239	3,436,752
Franklin Street Properties Corp.	39,125	476,543
Gaming and Leisure Properties Inc.	39,219	1,441,298
General Growth Properties Inc.	229,165	5,263,920
GEO Group Inc. (The)	31,090	1,042,448
Hatteras Financial Corp.	42,152	824,915
HCP Inc.	200,391	8,388,367
Health Care REIT Inc.	127,103	8,018,928
Healthcare Realty Trust Inc.	42,438	1,067,316
Highwoods Properties Inc.[b]	39,545	1,595,641
Home Properties Inc.	25,069	1,544,250
Hospitality Properties Trust	65,628	1,972,121
Host Hotels & Resorts Inc.	331,718	7,115,351
Invesco Mortgage Capital Inc.[b]	53,907	898,630
Kilroy Realty Corp.	36,181	2,155,302
Kimco Realty Corp.	179,980	4,125,142
LaSalle Hotel Properties[b]	46,029	1,522,639
Lexington Realty Trust[b]	71,189	765,994
Liberty Property Trust[b]	64,081	2,403,037
Macerich Co. (The)	61,743	4,007,738
Mack-Cali Realty Corp.	39,166	797,811
Medical Properties Trust Inc.[b]	75,362	1,017,387
MFA Financial Inc.[b]	161,316	1,279,236
Mid-America Apartment Communities Inc.	32,979	2,296,987
National Retail Properties Inc.[b]	53,750	1,834,488
Omega Healthcare Investors Inc.[b]	54,821	1,906,674
Piedmont Office Realty Trust Inc. Class A	67,807	1,194,081
Plum Creek Timber Co. Inc.	77,680	3,386,848
Post Properties Inc.	24,050	1,207,551
Potlatch Corp.	17,768	679,271
Prologis Inc.	218,975	8,896,954
Public Storage[b]	63,500	11,144,885
Rayonier Inc.	55,238	2,491,234
Realty Income Corp.[b]	96,213	4,180,455
Redwood Trust Inc.[b]	36,801	802,262
Regency Centers Corp.	40,726	2,135,264
Retail Properties of America Inc. Class A	82,188	1,176,932

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIALS ETF

April 30, 2014

Security	Shares	Value

RLJ Lodging Trust	53,523	$1,427,458
Ryman Hospitality Properties Inc.[b]	22,193	1,010,891
Senior Housing Properties Trust	88,483	2,076,696
Simon Property Group Inc.	137,893	23,883,068
SL Green Realty Corp.	42,345	4,433,945
Sovran Self Storage Inc.	14,392	1,092,353
Spirit Realty Capital Inc.	155,108	1,670,513
Starwood Property Trust Inc.	95,651	2,300,407
Starwood Waypoint Residential Trust[a]	17,511	475,774
Sunstone Hotel Investors Inc.	80,435	1,151,025
Tanger Factory Outlet Centers Inc.	42,225	1,506,588
Taubman Centers Inc.[b]	27,743	2,020,800
Two Harbors Investment Corp.	161,175	1,672,997
UDR Inc.	110,186	2,849,410
Ventas Inc.	129,144	8,533,836
Vornado Realty Trust	76,346	7,833,100
Washington Real Estate Investment Trust[b]	29,724	727,049
Weingarten Realty Investors[b]	48,909	1,525,961
Weyerhaeuser Co.	256,226	7,648,346
WP Carey Inc.	25,608	1,574,380

		286,331,441
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.87%
Alexander & Baldwin Inc.	18,900	705,159
Altisource Portfolio Solutions SAa,b	7,458	773,469
CBRE Group Inc. Class Aa	122,306	3,258,232
Forest City Enterprises Inc. Class Aa	69,555	1,315,285
Howard Hughes Corp. (The)[a]	13,657	1,949,673
Jones Lang LaSalle Inc.	19,529	2,263,216
Realogy Holdings Corp.[a]	64,160	2,697,928
St. Joe Co. (The)[a,b]	32,435	578,965

		13,541,927
THRIFTS & MORTGAGE FINANCE — 0.83%
Capitol Federal Financial Inc.	60,162	724,351
Hudson City Bancorp Inc.	209,070	2,082,337
MGIC Investment Corp.[a]	149,519	1,285,863
New York Community Bancorp Inc.	193,714	2,985,133
Ocwen Financial Corp.[a]	51,507	1,952,115
People’s United Financial Inc.	136,348	1,947,050

Security	Shares	Value

Radian Group Inc.	76,183	$1,065,038
Washington Federal Inc.	45,019	971,510

		13,013,397

TOTAL COMMON STOCKS
(Cost: $1,451,840,070)		1,556,474,300

SHORT-TERM INVESTMENTS — 3.16%

MONEY MARKET FUNDS — 3.16%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	43,916,355	43,916,355
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	2,389,971	2,389,971
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	3,008,654	3,008,654

		49,314,980

TOTAL SHORT-TERM INVESTMENTS
(Cost: $49,314,980)		49,314,980

TOTAL INVESTMENTS IN SECURITIES — 102.96%
(Cost: $1,501,155,050)		1,605,789,280
Other Assets, Less Liabilities — (2.96)%		(46,145,705)

NET ASSETS — 100.00%		$1,559,643,575

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® U.S. INDUSTRIALS ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.81%

AEROSPACE & DEFENSE — 20.45%
Alliant Techsystems Inc.	11,139	$1,606,467
B/E Aerospace Inc.[a]	34,401	3,019,376
Boeing Co. (The)	238,487	30,769,593
Curtiss-Wright Corp.	16,807	1,074,640
DigitalGlobe Inc.[a,b]	24,115	718,145
Esterline Technologies Corp.[a]	11,133	1,213,720
Exelis Inc.	66,311	1,229,406
General Dynamics Corp.	113,367	12,408,018
HEICO Corp.	19,750	1,092,570
Hexcel Corp.[a]	34,566	1,441,056
Honeywell International Inc.	273,418	25,400,532
Huntington Ingalls Industries Inc.	17,038	1,754,914
L-3 Communications Holdings Inc.	29,886	3,447,948
Lockheed Martin Corp.	94,145	15,452,960
Moog Inc. Class Aa,b	15,819	1,035,353
Northrop Grumman Corp.	75,582	9,183,969
Precision Castparts Corp.	50,640	12,816,478
Raytheon Co.	109,659	10,470,241
Rockwell Collins Inc.	47,069	3,654,908
Spirit AeroSystems Holdings Inc. Class Aa	35,321	1,060,690
Teledyne Technologies Inc.[a,b]	13,176	1,223,523
Textron Inc.	98,357	4,022,801
TransDigm Group Inc.	17,266	3,071,103
Triumph Group Inc.	18,354	1,189,523
United Technologies Corp.	293,604	34,742,161

		183,100,095
AIR FREIGHT & LOGISTICS — 5.01%
C.H. Robinson Worldwide Inc.	51,906	3,057,264
Expeditors International of Washington Inc.	70,493	2,907,131
FedEx Corp.	96,862	13,197,448
Forward Air Corp.	10,707	473,571
Hub Group Inc. Class Aa,b	12,142	542,140
United Parcel Service Inc. Class B	247,794	24,407,709
UTi Worldwide Inc.	31,922	312,516

		44,897,779
BUILDING PRODUCTS — 1.33%
A.O. Smith Corp.	26,750	1,250,830
Allegion PLC	31,417	1,550,429
Fortune Brands Home & Security Inc.	57,679	2,298,508

Security	Shares	Value

Lennox International Inc.	15,672	$1,313,784
Masco Corp.	124,093	2,493,028
Owens Corning	38,200	1,560,470
Simpson Manufacturing Co. Inc.	14,222	466,339
USG Corp.[a,b]	32,395	967,315

		11,900,703
CHEMICALS — 0.89%
Sherwin-Williams Co. (The)	29,758	5,946,838
Valspar Corp. (The)	27,519	2,009,988

		7,956,826
COMMERCIAL SERVICES & SUPPLIES — 3.90%
ABM Industries Inc.	17,895	484,776
ADT Corp. (The)[b]	64,131	1,939,322
Brady Corp. Class A	16,441	424,013
Brink’s Co. (The)	16,828	428,104
Cintas Corp.	34,984	2,061,607
Clean Harbors Inc.[a,b]	19,337	1,160,220
Covanta Holding Corp.	45,580	840,951
Deluxe Corp.	17,653	970,032
Iron Mountain Inc.	59,271	1,685,667
MSA Safety Inc.	11,448	603,882
R.R. Donnelley & Sons Co.	69,341	1,220,402
Republic Services Inc.	94,169	3,304,390
Stericycle Inc.[a]	29,646	3,451,980
Tetra Tech Inc.[a,b]	22,775	652,959
Tyco International Ltd.	160,611	6,568,990
United Stationers Inc.	13,647	512,172
Waste Connections Inc.	43,092	1,924,489
Waste Management Inc.	150,860	6,705,727

		34,939,683
CONSTRUCTION & ENGINEERING — 2.06%
AECOM Technology Corp.[a]	34,707	1,125,201
Chicago Bridge & Iron Co. NV	37,434	2,997,340
EMCOR Group Inc.	23,380	1,075,246
Fluor Corp.	55,834	4,226,634
Foster Wheeler AGa	34,357	1,177,758
Jacobs Engineering Group Inc.[a]	45,931	2,650,219
KBR Inc.	51,522	1,307,113
Quanta Services Inc.[a]	75,817	2,674,824
URS Corp.	25,223	1,188,508

		18,422,843
CONSTRUCTION MATERIALS — 0.79%
Eagle Materials Inc.	17,481	1,456,692
Martin Marietta Materials Inc.	16,065	1,997,361

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. INDUSTRIALS ETF

April 30, 2014

Security	Shares	Value

Texas Industries Inc.[a,b]	7,501	$650,337
Vulcan Materials Co.	45,458	2,933,405

		7,037,795
CONTAINERS & PACKAGING — 2.65%
AptarGroup Inc.	22,895	1,543,581
Avery Dennison Corp.	33,572	1,633,613
Ball Corp.	49,128	2,760,502
Bemis Co. Inc.	35,412	1,424,979
Crown Holdings Inc.[a]	48,042	2,266,141
Greif Inc. Class A	10,607	574,793
MeadWestvaco Corp.	61,034	2,384,598
Owens-Illinois Inc.[a]	57,529	1,828,272
Packaging Corp. of America	34,168	2,276,614
Rock-Tenn Co. Class A	25,042	2,394,266
Sealed Air Corp.	68,215	2,340,457
Silgan Holdings Inc.	15,336	762,966
Sonoco Products Co.	35,516	1,494,513

		23,685,295
DIVERSIFIED FINANCIAL SERVICES — 0.05%
PHH Corp.[a,b]	18,832	447,637

		447,637
ELECTRICAL EQUIPMENT — 5.66%
Acuity Brands Inc.	14,961	1,863,692
AMETEK Inc.	85,327	4,498,440
Babcock & Wilcox Co. (The)	38,651	1,344,668
Eaton Corp. PLC	165,733	12,038,845
Emerson Electric Co.	245,121	16,712,350
EnerSys Inc.	16,550	1,118,449
Generac Holdings Inc.	24,016	1,414,062
General Cable Corp.	17,329	443,969
Hubbell Inc. Class B	18,740	2,206,073
Regal Beloit Corp.	15,797	1,180,510
Rockwell Automation Inc.	48,434	5,772,364
Sensata Technologies Holding NVa,b	49,888	2,118,743

		50,712,165
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.88%
Amphenol Corp. Class A	55,239	5,267,039
Anixter International Inc.	9,283	909,548
Arrow Electronics Inc.[a]	34,779	1,973,708
Avnet Inc.	48,082	2,073,777
Belden Inc.	15,177	1,120,214
Benchmark Electronics Inc.[a]	18,770	435,089

Security	Shares	Value

Cognex Corp.[a]	28,620	$985,387
FEI Co.	14,778	1,175,147
FLIR Systems Inc.	48,939	1,665,884
IPG Photonics Corp.[a,b]	12,172	786,676
Itron Inc.[a,b]	13,769	523,222
Jabil Circuit Inc.	65,673	1,133,516
Knowles Corporation[a]	29,570	825,890
Littelfuse Inc.	7,798	706,109
National Instruments Corp.	34,403	939,546
TE Connectivity Ltd.	143,074	8,438,504
Trimble Navigation Ltd.[a]	90,473	3,476,877
Universal Display Corp.[a,b]	14,356	373,974
Vishay Intertechnology Inc.	47,442	674,625
Zebra Technologies Corp. Class Aa	17,542	1,218,116

		34,702,848
INDUSTRIAL CONGLOMERATES — 16.37%
3M Co.	219,525	30,533,732
Carlisle Companies Inc.	22,120	1,819,370
Danaher Corp.	209,458	15,370,028
General Electric Co.	3,498,523	94,075,284
Roper Industries Inc.	34,659	4,815,868

		146,614,282
INTERNET SOFTWARE & SERVICES — 0.76%
CoStar Group Inc.[a,b]	10,025	1,612,922
LinkedIn Corp. Class Aa	34,020	5,221,050

		6,833,972
IT SERVICES — 8.02%
Accenture PLC Class A	222,110	17,817,664
Alliance Data Systems Corp.[a,b]	18,565	4,490,874
Automatic Data Processing Inc.	168,007	13,097,826
Blackhawk Network Holdings Inc. Class Ba,b	13,540	311,826
Broadridge Financial Solutions Inc.	41,471	1,589,998
Convergys Corp.	34,824	750,109
CoreLogic Inc.[a]	31,910	894,437
Euronet Worldwide Inc.[a,b]	16,561	761,640
Fidelity National Information Services Inc.	101,477	5,421,916
Fiserv Inc.[a]	88,862	5,401,032
FleetCor Technologies Inc.[a]	25,561	2,917,277
Genpact Ltd.[a]	54,440	917,858
Global Payments Inc.	25,044	1,673,691
Jack Henry & Associates Inc.	29,794	1,643,437
MAXIMUS Inc.	23,628	1,005,844
NeuStar Inc. Class Aa,b	22,532	579,523

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® U.S. INDUSTRIALS ETF

April 30, 2014

Security	Shares	Value

Paychex Inc.	113,190	$4,732,474
Total System Services Inc.	57,562	1,828,745
WEX Inc.[a,b]	13,560	1,301,353
Xerox Corp.	387,817	4,688,708

		71,826,232
LIFE SCIENCES TOOLS & SERVICES — 1.15%
Agilent Technologies Inc.	116,352	6,287,662
Mettler-Toledo International Inc.[a]	10,231	2,385,051
PerkinElmer Inc.	39,498	1,657,731

		10,330,444
MACHINERY — 15.06%
Actuant Corp. Class A	25,483	862,854
AGCO Corp.	30,457	1,696,455
Caterpillar Inc.	222,399	23,440,855
CLARCOR Inc.	17,637	1,018,713
Colfax Corp.[a]	32,348	2,328,409
Crane Co.	17,125	1,245,501
Cummins Inc.	60,549	9,133,817
Deere & Co.	128,912	12,032,646
Donaldson Co. Inc.	46,488	1,956,680
Dover Corp.	59,202	5,115,053
Flowserve Corp.	47,901	3,499,168
Graco Inc.	21,160	1,534,100
Harsco Corp.	28,028	670,710
IDEX Corp.	28,165	2,100,264
Illinois Tool Works Inc.	136,293	11,616,252
Ingersoll-Rand PLC	90,284	5,398,983
ITT Corp.	31,981	1,379,660
Joy Global Inc.[b]	34,985	2,112,394
Kennametal Inc.	27,508	1,285,449
Lincoln Electric Holdings Inc.	28,210	1,884,710
Manitowoc Co. Inc. (The)	46,988	1,493,279
Mueller Industries Inc.	19,792	572,780
Navistar International Corp.[a,b]	23,642	896,741
Nordson Corp.	20,999	1,561,276
Oshkosh Corp.	29,414	1,632,771
PACCAR Inc.	123,575	7,906,328
Pall Corp.	38,221	3,216,297
Parker Hannifin Corp.	52,044	6,603,343
Pentair Ltd. Registered	68,903	5,118,804
SPX Corp.	15,628	1,591,556
Terex Corp.	38,755	1,677,704
Timken Co. (The)	27,246	1,718,678
Toro Co. (The)	19,569	1,243,414
Trinity Industries Inc.	26,984	2,025,419

Security	Shares	Value

Valmont Industries Inc.	9,392	$1,398,563
Wabtec Corp.	33,505	2,497,798
Woodward Inc.	20,888	936,409
Xylem Inc.	64,227	2,414,293

		134,818,126
MARINE — 0.26%
Kirby Corp.[a]	19,773	1,989,559
Matson Inc.	14,951	354,189

		2,343,748
MULTI-UTILITIES — 0.26%
MDU Resources Group Inc.	65,842	2,332,124

		2,332,124
PAPER & FOREST PRODUCTS — 0.09%
Louisiana-Pacific Corp.[a]	49,432	810,190

		810,190
PROFESSIONAL SERVICES — 1.71%
Acacia Research Corp.	17,409	279,240
Advisory Board Co. (The)[a,b]	12,618	722,507
Corporate Executive Board Co. (The)	11,756	811,399
Equifax Inc.	42,493	3,008,929
FTI Consulting Inc.[a,b]	14,085	483,116
Manpowergroup Inc.	27,664	2,250,190
Robert Half International Inc.	47,868	2,144,486
Towers Watson & Co. Class A	22,406	2,514,401
Verisk Analytics Inc. Class Aa	51,700	3,106,653

		15,320,921
ROAD & RAIL — 7.06%
Con-way Inc.	19,911	845,819
CSX Corp.	351,326	9,914,420
Genesee & Wyoming Inc. Class Aa	17,700	1,752,477
J.B. Hunt Transport Services Inc.	31,922	2,429,264
Kansas City Southern Industries Inc.	38,384	3,872,178
Landstar System Inc.	15,787	994,423
Norfolk Southern Corp.	107,993	10,208,578
Old Dominion Freight Line Inc.[a]	24,335	1,475,431
Ryder System Inc.	18,687	1,535,698
Union Pacific Corp.	158,681	30,217,623

		63,245,911
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.06%
Veeco Instruments Inc.[a,b]	14,014	518,098

		518,098

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. INDUSTRIALS ETF

April 30, 2014

Security	Shares	Value

TRADING COMPANIES & DISTRIBUTORS — 2.34%
Air Lease Corp.	30,844	$1,106,374
Applied Industrial Technologies Inc.	14,680	703,466
Fastenal Co.[b]	95,064	4,760,805
GATX Corp.	16,077	1,055,134
MRC Global Inc.[a]	35,664	1,041,032
MSC Industrial Direct Co. Inc. Class A	16,515	1,503,856
United Rentals Inc.[a,b]	32,461	3,045,816
W.W. Grainger Inc.	21,373	5,437,291
Watsco Inc.	9,452	972,705
WESCO International Inc.[a]	15,527	1,362,960

		20,989,439

TOTAL COMMON STOCKS
(Cost: $857,366,428)		893,787,156

SHORT-TERM INVESTMENTS — 2.17%

MONEY MARKET FUNDS — 2.17%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	17,154,136	17,154,136
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	933,545	933,545
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,341,916	1,341,916

		19,429,597

TOTAL SHORT-TERM INVESTMENTS
(Cost: $19,429,597)		19,429,597

TOTAL INVESTMENTS IN SECURITIES — 101.98%
(Cost: $876,796,025)		913,216,753
Other Assets, Less Liabilities — (1.98)%		(17,724,010)

NET ASSETS — 100.00%		$895,492,743

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® U.S. FINANCIAL SERVICES ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.79%

CAPITAL MARKETS — 20.07%
Affiliated Managers Group Inc.[a,b]	15,693	$3,110,353
Ameriprise Financial Inc.	56,238	6,277,848
Bank of New York Mellon Corp. (The)	334,704	11,336,424
BlackRock Inc.[c]	37,044	11,150,244
Charles Schwab Corp. (The)	344,627	9,149,847
E*TRADE Financial Corp.[a]	84,887	1,905,713
Eaton Vance Corp. NVS	36,343	1,310,892
Federated Investors Inc. Class B	28,044	800,376
Financial Engines Inc.	15,124	669,237
Franklin Resources Inc.	118,953	6,227,190
Goldman Sachs Group Inc. (The)	124,171	19,845,009
Greenhill & Co. Inc.	7,920	397,188
Invesco Ltd.[b]	127,618	4,493,430
Janus Capital Group Inc.	44,969	545,474
Legg Mason Inc.	30,944	1,450,964
LPL Financial Holdings Inc.	22,524	1,066,511
Morgan Stanley	413,642	12,793,947
Northern Trust Corp.	65,713	3,959,208
Raymond James Financial Inc.	36,464	1,812,261
SEI Investments Co.	42,033	1,361,028
State Street Corp.	127,289	8,217,778
Stifel Financial Corp.[a,b]	17,987	841,252
T. Rowe Price Group Inc.	77,212	6,341,422
TD Ameritrade Holding Corp.	69,861	2,228,566
Waddell & Reed Financial Inc. Class A	25,017	1,687,397

		118,979,559
COMMERCIAL BANKS — 55.54%
Associated Banc-Corp.	47,421	832,239
BancorpSouth Inc.	25,007	584,163
Bank of America Corp.	3,116,838	47,188,927
Bank of Hawaii Corp.	13,166	726,368
BB&T Corp.	209,654	7,826,384
BOK Financial Corp.	6,073	397,296
Cathay General Bancorp	22,007	519,365
CIT Group Inc.	58,283	2,509,083
Citigroup Inc.	895,524	42,904,555
City National Corp.	14,096	1,022,947
Comerica Inc.[b]	53,653	2,588,221
Commerce Bancshares Inc.	24,179	1,051,303
Cullen/Frost Bankers Inc.	15,661	1,196,657

Security	Shares	Value

East West Bancorp Inc.	42,158	$1,454,873
F.N.B. Corp.	49,219	612,284
Fifth Third Bancorp	250,876	5,170,554
First Financial Bankshares Inc.	9,009	531,981
First Horizon National Corp.	69,728	801,175
First Niagara Financial Group Inc.	104,135	928,884
First Republic Bank	36,504	1,852,943
FirstMerit Corp.	48,639	943,110
Fulton Financial Corp.	56,628	690,295
Glacier Bancorp Inc.	22,148	568,318
Hancock Holding Co.	24,401	823,046
Huntington Bancshares Inc.	244,844	2,242,771
IBERIABANK Corp.	8,893	559,370
International Bancshares Corp.	16,982	389,907
J.P. Morgan Chase & Co.	1,116,849	62,521,207
KeyCorp	261,917	3,572,548
M&T Bank Corp.	38,617	4,711,660
MB Financial Inc.	16,207	434,996
National Penn Bancshares Inc.	32,864	321,081
Old National Bancorp	29,916	422,414
PNC Financial Services Group Inc. (The)[c]	157,487	13,235,207
Popular Inc.[a]	30,504	942,574
PrivateBancorp Inc.	19,359	533,728
Prosperity Bancshares Inc.	16,873	995,507
Regions Financial Corp.	418,336	4,241,927
Signature Bank[a,b]	13,925	1,654,568
SunTrust Banks Inc.	157,529	6,027,060
Susquehanna Bancshares Inc.	55,389	573,830
SVB Financial Group[a]	13,500	1,440,315
Synovus Financial Corp.	286,086	918,336
TCF Financial Corp.	49,121	771,200
Texas Capital Bancshares Inc.[a,b]	12,685	712,770
Trustmark Corp.	19,868	454,381
U.S. Bancorp	537,490	21,918,842
UMB Financial Corp.	11,154	654,851
Umpqua Holdings Corp.	50,404	838,218
United Bankshares Inc.	12,551	367,117
Valley National Bancorp	59,179	592,974
Webster Financial Corp.	26,616	802,206
Wells Fargo & Co.	1,412,211	70,102,154
Westamerica Bancorp[b]	7,821	397,463
Wintrust Financial Corp.	13,774	617,351
Zions Bancorp	54,705	1,582,069

		329,275,573

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIAL SERVICES ETF

April 30, 2014

Security	Shares	Value

CONSUMER FINANCE — 8.23%
American Express Co.	269,491	$23,561,598
Capital One Financial Corp.	168,913	12,482,671
Cash America International Inc.	8,258	359,636
Discover Financial Services	138,886	7,763,727
Portfolio Recovery Associates Inc.[a,b]	14,682	839,076
Santander Consumer USA Holdings Inc.[a]	22,724	516,744
SLM Corp.	126,197	3,249,573

		48,773,025
DIVERSIFIED FINANCIAL SERVICES — 4.68%
CBOE Holdings Inc.	25,533	1,362,441
CME Group Inc.	93,098	6,553,168
IntercontinentalExchange Group Inc.	33,921	6,934,809
McGraw Hill Financial Inc.	79,845	5,902,941
Moody’s Corp.	55,405	4,349,292
MSCI Inc. Class Aa,b	34,426	1,395,630
NASDAQ OMX Group Inc. (The)	34,623	1,277,589

		27,775,870
INSURANCE — 0.44%
Fidelity National Financial Inc. Class A	81,402	2,619,516

		2,619,516
IT SERVICES — 9.27%
MasterCard Inc. Class A	300,932	22,133,549
Visa Inc. Class A	149,491	30,288,371
Western Union Co.	161,773	2,567,338

		54,989,258
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.09%
Altisource Portfolio Solutions SAa,b	4,990	517,513

		517,513
THRIFTS & MORTGAGE FINANCE — 1.47%
Capitol Federal Financial Inc.	40,140	483,285
Hudson City Bancorp Inc.	140,030	1,394,699
MGIC Investment Corp.[a]	99,530	855,958
New York Community Bancorp Inc.	130,198	2,006,351
Ocwen Financial Corp.[a]	34,381	1,303,040
People’s United Financial Inc.	91,599	1,308,034
Radian Group Inc.	51,010	713,120
Washington Federal Inc.	30,445	657,003

		8,721,490

TOTAL COMMON STOCKS
(Cost: $550,442,579)		591,651,804

Security	Shares	Value

SHORT-TERM INVESTMENTS — 1.09%

MONEY MARKET FUNDS — 1.09%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	4,977,048	$4,977,048
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	270,856	270,856
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,210,249	1,210,249

		6,458,153

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,458,153)		6,458,153

TOTAL INVESTMENTS IN SECURITIES — 100.88%
(Cost: $556,900,732)		598,109,957
Other Assets, Less Liabilities — (0.88)%		(5,192,926)

NET ASSETS — 100.00%		$592,917,031

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® U.S. REAL ESTATE ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.86%

DIVERSIFIED REAL ESTATE ACTIVITIES — 0.44%
Alexander & Baldwin Inc.	288,473	$10,762,928
St. Joe Co. (The)[a,b]	527,886	9,422,765

		20,185,693
DIVERSIFIED REITS — 7.20%
American Realty Capital Properties Inc.	4,687,883	61,364,388
Duke Realty Corp.	2,186,624	38,309,653
Lexington Realty Trust	1,089,900	11,727,324
Liberty Property Trust	980,545	36,770,438
Spirit Realty Capital Inc.	2,356,352	25,377,911
Vornado Realty Trust	1,162,129	119,234,435
Washington Real Estate Investment Trust[b]	448,498	10,970,261
WP Carey Inc.	388,361	23,876,434

		327,630,844
INDUSTRIAL REITS — 3.63%
DCT Industrial Trust Inc.	2,150,252	16,814,971
EastGroup Properties Inc.[b]	207,976	13,154,482
Prologis Inc.	3,327,834	135,209,895

		165,179,348
MORTGAGE REITS — 6.28%
American Capital Agency Corp.	2,365,161	53,712,806
Annaly Capital Management Inc.[b]	6,314,635	72,934,034
ARMOUR Residential REIT Inc.	2,487,553	10,547,225
Chimera Investment Corp.	6,838,415	21,130,702
CYS Investments Inc.	1,092,688	9,397,117
Hatteras Financial Corp.	650,232	12,725,040
Invesco Mortgage Capital Inc.	814,629	13,579,865
MFA Financial Inc.	2,461,345	19,518,466
Redwood Trust Inc.[b]	555,755	12,115,459
Starwood Property Trust Inc.	1,448,960	34,847,488
Two Harbors Investment Corp.	2,409,644	25,012,105

		285,520,307
OFFICE REITS — 10.87%
Alexandria Real Estate Equities Inc.	479,128	35,369,229
BioMed Realty Trust Inc.	1,289,330	26,946,997
Boston Properties Inc.	1,020,341	119,522,745
Brandywine Realty Trust[b]	1,053,062	15,322,052
Columbia Property Trust Inc.	834,896	23,660,953
CommonWealth REIT	746,567	18,970,268

Security	Shares	Value

Corporate Office Properties Trust	587,331	$15,711,104
Digital Realty Trust Inc.[b]	856,376	45,730,478
Douglas Emmett Inc.[b]	862,996	23,818,690
DuPont Fabros Technology Inc.[b]	439,048	10,638,133
Franklin Street Properties Corp.[b]	590,579	7,193,252
Highwoods Properties Inc.[b]	602,438	24,308,373
Kilroy Realty Corp.[b]	548,515	32,675,039
Mack-Cali Realty Corp.[b]	595,414	12,128,583
Piedmont Office Realty Trust Inc. Class Ab	1,035,212	18,230,083
SL Green Realty Corp.[b]	610,207	63,894,775

		494,120,754
REAL ESTATE DEVELOPMENT — 0.66%
Howard Hughes Corp. (The)[a]	209,209	29,866,677

		29,866,677
REAL ESTATE OPERATING COMPANIES — 0.44%
Forest City Enterprises Inc. Class Aa	1,058,898	20,023,761

		20,023,761
REAL ESTATE SERVICES — 2.75%
CBRE Group Inc. Class Aa	1,863,077	49,632,371
Jones Lang LaSalle Inc.	297,620	34,491,182
Realogy Holdings Corp.[a,b]	977,346	41,097,399

		125,220,952
RESIDENTIAL REITS — 12.32%
American Campus Communities Inc.	701,565	26,799,783
Apartment Investment and Management Co. Class A	977,692	30,142,244
AvalonBay Communities Inc.	810,783	110,712,419
Camden Property Trust	571,088	39,113,817
Equity Lifestyle Properties, Inc.	530,058	22,193,529
Equity Residential	2,233,189	132,740,754
Essex Property Trust Inc.	410,768	71,169,664
Home Properties Inc.	382,202	23,543,643
Mid-America Apartment Communities Inc.[b]	501,552	34,933,097
Post Properties Inc.	364,508	18,301,947
Starwood Waypoint Residential Trust[a]	258,325	7,018,690
UDR Inc.	1,680,462	43,456,747

		560,126,334

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. REAL ESTATE ETF

April 30, 2014

Security	Shares	Value

RETAIL REITS — 19.59%
CBL & Associates Properties Inc.[b]	1,139,517	$20,705,024
DDR Corp.[b]	1,946,427	33,420,152
Federal Realty Investment Trust	446,062	52,430,127
General Growth Properties Inc.	3,476,950	79,865,541
Kimco Realty Corp.	2,732,551	62,630,069
Macerich Co. (The)	938,376	60,909,986
National Retail Properties Inc.[b]	816,650	27,872,265
Realty Income Corp.[b]	1,462,335	63,538,456
Regency Centers Corp.[b]	617,713	32,386,693
Retail Properties of America Inc. Class A	1,252,765	17,939,595
Simon Property Group Inc.	2,090,597	362,091,400
Tanger Factory Outlet Centers Inc.	639,444	22,815,362
Taubman Centers Inc.	419,444	30,552,301
Weingarten Realty Investors[b]	751,707	23,453,258

		890,610,229
SPECIALIZED REITS — 35.68%
American Tower Corp.	2,628,952	219,570,071
Corrections Corp. of America	775,190	25,426,232
Crown Castle International Corp.	2,227,779	162,026,367
CubeSmart[b]	868,982	16,163,065
DiamondRock Hospitality Co.	1,312,446	16,103,713
EPR Properties[b]	354,764	19,018,898
Extra Space Storage Inc.	735,583	38,493,058
Gaming and Leisure Properties Inc.[b]	593,845	21,823,804
GEO Group Inc. (The)	486,794	16,322,203
HCP Inc.	3,046,306	127,518,369
Health Care REIT Inc.	1,930,263	121,780,293
Healthcare Realty Trust Inc.[b]	644,144	16,200,222
Hospitality Properties Trust	994,398	29,881,660
Host Hotels & Resorts Inc.[b]	5,044,326	108,200,793
LaSalle Hotel Properties[b]	690,925	22,855,799
Medical Properties Trust Inc.	1,142,781	15,427,544
Omega Healthcare Investors Inc.[b]	827,062	28,765,216
Plum Creek Timber Co. Inc.	1,181,534	51,514,882
Potlatch Corp.	272,196	10,406,053
Public Storage	961,622	168,774,277
Rayonier Inc.	840,094	37,888,239
RLJ Lodging Trust	815,190	21,741,117

Security	Shares	Value

Ryman Hospitality Properties Inc.[b]	339,308	$15,455,479
Senior Housing Properties Trust	1,342,631	31,511,550
Sovran Self Storage Inc.	218,660	16,596,294
Sunstone Hotel Investors Inc.	1,227,656	17,567,757
Ventas Inc.	1,957,092	129,324,639
Weyerhaeuser Co.	3,897,403	116,337,480

		1,622,695,074

TOTAL COMMON STOCKS
(Cost: $4,696,310,394)		4,541,179,973

SHORT-TERM INVESTMENTS — 9.23%

MONEY MARKET FUNDS — 9.23%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	390,891,624	390,891,624
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	21,272,709	21,272,709
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	7,478,385	7,478,385

		419,642,718

TOTAL SHORT-TERM INVESTMENTS
(Cost: $419,642,718)		419,642,718

TOTAL INVESTMENTS IN SECURITIES — 109.09%
(Cost: $5,115,953,112)		4,960,822,691
Other Assets, Less Liabilities — (9.09)%		(413,430,143)

NET ASSETS — 100.00%		$4,547,392,548

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.88%

AEROSPACE & DEFENSE — 0.01%
American Science and Engineering Inc.	423	$28,426

		28,426
AIR FREIGHT & LOGISTICS — 1.34%
C.H. Robinson Worldwide Inc.	8,106	477,443
Echo Global Logistics Inc.[a]	755	14,768
Expeditors International of Washington Inc.	10,991	453,269
United Parcel Service Inc. Class B	38,238	3,766,443

		4,711,923
AUTO COMPONENTS — 0.84%
Autoliv Inc.	5,126	522,750
BorgWarner Inc.	12,167	756,057
Johnson Controls Inc.	36,627	1,653,343

		2,932,150
AUTOMOBILES — 0.52%
Harley-Davidson Inc.	11,820	873,971
Tesla Motors Inc.[a,b]	4,567	949,433

		1,823,404
BEVERAGES — 2.18%
Coca-Cola Enterprises Inc.	13,188	599,263
PepsiCo Inc.	81,922	7,036,280

		7,635,543
BIOTECHNOLOGY — 4.43%
Amgen Inc.	40,280	4,501,290
Biogen Idec Inc.[a]	12,620	3,623,454
Cepheid Inc.[a,b]	3,625	157,615
Gilead Sciences Inc.[a,b]	81,906	6,428,802
Vertex Pharmaceuticals Inc.[a]	12,497	846,047

		15,557,208
BUILDING PRODUCTS — 0.24%
A.O. Smith Corp.	4,172	195,083
Builders FirstSource Inc.[a]	2,603	20,433
Masco Corp.	19,086	383,438
Owens Corning	5,980	244,283

		843,237
CAPITAL MARKETS — 3.39%
Bank of New York Mellon Corp. (The)	61,258	2,074,808
BlackRock Inc.[c]	7,144	2,150,344
Charles Schwab Corp. (The)	61,852	1,642,171
Franklin Resources Inc.	21,915	1,147,250

Security	Shares	Value

Invesco Ltd.	23,699	$834,442
Legg Mason Inc.	5,804	272,149
Northern Trust Corp.	12,136	731,194
State Street Corp.	23,396	1,510,446
T. Rowe Price Group Inc.	13,947	1,145,467
TD Ameritrade Holding Corp.	11,774	375,591

		11,883,862
CHEMICALS — 2.63%
Air Products and Chemicals Inc.	11,255	1,322,688
Albemarle Corp.	4,354	291,892
Eastman Chemical Co.	8,228	717,235
Ecolab Inc.	14,452	1,512,257
H.B. Fuller Co.	2,688	124,535
International Flavors & Fragrances Inc.	4,360	429,547
Minerals Technologies Inc.	1,839	109,402
Mosaic Co. (The)	15,891	795,186
Praxair Inc.	15,698	2,049,374
Sherwin-Williams Co. (The)	4,605	920,263
Sigma-Aldrich Corp.	6,398	615,552
Valspar Corp. (The)	4,402	321,522

		9,209,453
COMMERCIAL BANKS — 3.08%
Bank of Hawaii Corp.	2,381	131,360
BB&T Corp.	37,560	1,402,115
Cathay General Bancorp	4,015	94,754
CIT Group Inc.	10,168	437,732
Comerica Inc.	9,780	471,787
Heartland Financial USA Inc.	786	19,100
International Bancshares Corp.	2,876	66,033
KeyCorp	47,937	653,861
M&T Bank Corp.	6,268	764,759
Old National Bancorp	5,384	76,022
PNC Financial Services Group Inc. (The)[c]	28,386	2,385,559
Popular Inc.[a]	5,524	170,691
U.S. Bancorp	97,559	3,978,456
Umpqua Holdings Corp.	9,238	153,628

		10,805,857
COMMERCIAL SERVICES & SUPPLIES — 0.37%
ACCO Brands Corp.[a]	6,077	37,252
Copart Inc.[a]	6,039	219,035
Deluxe Corp.	2,700	148,365
HNI Corp.	2,418	85,186
Interface Inc.	3,542	63,721

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2014

Security	Shares	Value

Iron Mountain Inc.	7,669	$218,106
Knoll Inc.	2,639	48,003
R.R. Donnelley & Sons Co.	10,573	186,085
Steelcase Inc. Class A	4,815	79,351
Team Inc.[a]	1,045	44,820
Tetra Tech Inc.[a]	3,429	98,309
United Stationers Inc.	2,026	76,036

		1,304,269
COMMUNICATIONS EQUIPMENT — 4.21%
Black Box Corp.	847	18,007
Calix Inc.[a]	1,865	16,431
Cisco Systems Inc.	285,602	6,600,262
Digi International Inc.[a]	1,378	12,209
Motorola Solutions Inc.	12,446	791,317
Oplink Communications Inc.[a]	983	16,849
Plantronics Inc.	2,338	101,867
Polycom Inc.[a]	7,641	93,984
QUALCOMM Inc.	90,247	7,103,341

		14,754,267
COMPUTERS & PERIPHERALS — 1.83%
EMC Corp.	109,975	2,837,355
Hewlett-Packard Co.	102,684	3,394,733
Lexmark International Inc. Class A	3,319	142,717
Silicon Graphics International Corp.[a,b]	1,623	19,606
Super Micro Computer Inc.[a]	1,714	34,897

		6,429,308
CONSTRUCTION & ENGINEERING — 0.23%
AECOM Technology Corp.[a]	4,724	153,152
EMCOR Group Inc.	3,590	165,104
Granite Construction Inc.	1,976	73,863
Quanta Services Inc.[a]	11,356	400,640

		792,759
CONSUMER FINANCE — 1.69%
American Express Co.	51,497	4,502,383
Discover Financial Services	25,493	1,425,058

		5,927,441
CONTAINERS & PACKAGING — 0.56%
Avery Dennison Corp.	5,167	251,426
Ball Corp.	7,344	412,660
MeadWestvaco Corp.	9,509	371,517
Rock-Tenn Co. Class A	3,854	368,481
Sealed Air Corp.	9,965	341,899
Sonoco Products Co.	5,453	229,462

		1,975,445

Security	Shares	Value

DISTRIBUTORS — 0.38%
Genuine Parts Co.	8,255	$719,175
LKQ Corp.[a]	16,073	468,046
Pool Corp.	2,458	145,071
Weyco Group Inc.	310	7,778

		1,340,070
DIVERSIFIED CONSUMER SERVICES — 0.04%
DeVry Education Group Inc.	3,029	136,396

		136,396
DIVERSIFIED FINANCIAL SERVICES — 0.72%
CME Group Inc.	16,966	1,194,237
IntercontinentalExchange Group Inc.	6,111	1,249,333
PHH Corp.[a,b]	2,908	69,123

		2,512,693
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.60%
CenturyLink Inc.	31,579	1,102,423
Cincinnati Bell Inc.[a]	10,803	36,190
Frontier Communications Corp.[b]	53,437	317,950
Level 3 Communications Inc.[a]	8,370	360,161
Windstream Holdings Inc.	31,869	289,052

		2,105,776
ELECTRIC UTILITIES — 0.44%
ITC Holdings Corp.	8,415	311,103
MGE Energy Inc.	1,877	71,739
Northeast Utilities	16,844	796,047
Pepco Holdings Inc.	13,355	357,380

		1,536,269
ELECTRICAL EQUIPMENT — 0.25%
Rockwell Automation Inc.	7,412	883,362

		883,362
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.57%
Corning Inc.	77,344	1,617,263
Flextronics International Ltd.[a]	32,494	292,121
Itron Inc.[a]	2,093	79,534
Kemet Corp.[a]	2,411	12,079

		2,000,997
ENERGY EQUIPMENT & SERVICES — 1.32%
Baker Hughes Inc.	23,684	1,655,512
FMC Technologies Inc.[a]	12,646	717,028
Geospace Technologies Corp.[a,b]	662	38,482
National Oilwell Varco Inc.	22,878	1,796,609
Nobel Corp. PLC	13,544	417,291

		4,624,922

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2014

Security	Shares	Value

FOOD & STAPLES RETAILING — 0.77%
Safeway Inc.	13,138	$447,480
Sysco Corp.	31,086	1,132,463
United Natural Foods Inc.[a]	2,643	182,446
Whole Foods Market Inc.	18,807	934,708

		2,697,097
FOOD PRODUCTS — 3.15%
Bunge Ltd.	7,874	627,164
Campbell Soup Co.	10,895	495,613
Darling International Inc.[a]	8,461	169,305
General Mills Inc.	33,904	1,797,590
Hain Celestial Group Inc.[a]	2,557	219,953
Hillshire Brands Co. (The)	6,578	234,506
J.M. Smucker Co. (The)	5,620	543,342
Kellogg Co.	13,557	906,014
Keurig Green Mountain Inc.	6,637	621,754
Kraft Foods Group Inc.	31,853	1,811,162
McCormick & Co. Inc. NVS	6,407	456,178
Mondelez International Inc. Class A	89,026	3,173,777

		11,056,358
GAS UTILITIES — 0.27%
New Jersey Resources Corp.	2,264	112,589
Northwest Natural Gas Co.	1,457	64,502
Piedmont Natural Gas Co.	4,061	145,343
Questar Corp.	9,362	227,309
UGI Corp.	6,100	284,809
WGL Holdings Inc.	2,771	110,258

		944,810
HEALTH CARE EQUIPMENT & SUPPLIES — 1.78%
Becton, Dickinson and Co.	10,375	1,172,686
DENTSPLY International Inc.	7,625	340,304
Edwards Lifesciences Corp.[a]	5,847	476,355
Hologic Inc.[a]	14,602	306,423
IDEXX Laboratories Inc.[a,b]	2,776	350,998
Invacare Corp.	1,613	25,485
Medtronic Inc.	53,299	3,135,047
Varian Medical Systems Inc.[a]	5,654	449,776

		6,257,074
HEALTH CARE PROVIDERS & SERVICES — 1.29%
AmerisourceBergen Corp.	12,298	801,584
Cigna Corp.	14,780	1,182,991
Emeritus Corp.[a]	2,171	64,761
Henry Schein Inc.[a]	4,590	524,316
Humana Inc.	8,338	915,095

Security	Shares	Value

Laboratory Corp. of America Holdings[a]	4,674	$461,324
Molina Healthcare Inc.[a,b]	1,591	59,503
MWI Veterinary Supply Inc.[a]	661	103,539
Patterson Companies Inc.	4,503	183,272
Select Medical Holdings Corp.	2,309	32,234
Team Health Holdings Inc.[a]	3,733	180,976

		4,509,595
HEALTH CARE TECHNOLOGY — 0.24%
Cerner Corp.[a,b]	16,522	847,579

		847,579
HOTELS, RESTAURANTS & LEISURE — 2.87%
Choice Hotels International Inc.	1,721	76,034
Darden Restaurants Inc.	6,982	347,075
Jack in the Box Inc.[a]	2,166	115,968
Marriott International Inc. Class A	12,811	742,141
McDonald’s Corp.	53,149	5,388,246
Royal Caribbean Cruises Ltd.	8,229	437,207
Starbucks Corp.	40,275	2,844,220
Vail Resorts Inc.	1,928	133,475

		10,084,366
HOUSEHOLD DURABLES — 0.38%
Blyth Inc.[b]	583	5,463
CSS Industries Inc.	497	11,913
Ethan Allen Interiors Inc.	1,424	34,575
La-Z-Boy Inc.	2,808	68,038
Meritage Homes Corp.[a]	1,955	75,424
Mohawk Industries Inc.[a]	3,300	436,953
Newell Rubbermaid Inc.	15,357	462,399
Tupperware Brands Corp.	2,708	229,936

		1,324,701
HOUSEHOLD PRODUCTS — 5.30%
Clorox Co. (The)	6,899	625,739
Colgate-Palmolive Co.	49,436	3,327,043
Energizer Holdings Inc.	3,346	373,715
Kimberly-Clark Corp.	20,357	2,285,073
Procter & Gamble Co. (The)	145,216	11,987,581

		18,599,151
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.01%
Ormat Technologies Inc.[b]	853	22,758

		22,758
INDUSTRIAL CONGLOMERATES — 1.35%
3M Co.	34,163	4,751,732

		4,751,732

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2014

Security	Shares	Value

INSURANCE — 3.08%
ACE Ltd.	18,178	$1,859,973
Aflac Inc.	24,915	1,562,669
Chubb Corp. (The)	13,458	1,239,213
Hartford Financial Services Group Inc. (The)	22,707	814,500
Marsh & McLennan Companies Inc.	29,337	1,446,607
PartnerRe Ltd.	2,561	269,929
Principal Financial Group Inc.	15,736	737,074
Progressive Corp. (The)	30,475	739,019
Travelers Companies Inc. (The)	19,460	1,762,687
Willis Group Holdings PLC	9,027	370,017

		10,801,688
INTERNET & CATALOG RETAIL — 0.48%
Blue Nile Inc.[a]	696	24,172
HSN Inc.	1,980	114,919
Netflix Inc.[a,b]	2,838	913,949
NutriSystem Inc.	1,461	21,915
Shutterfly Inc.[a]	2,032	83,170
TripAdvisor Inc.[a,b]	6,219	502,122
Vitacost.com Inc.[a]	1,225	8,171

		1,668,418
INTERNET SOFTWARE & SERVICES — 5.00%
Google Inc. Class Aa	14,783	7,907,131
Google Inc. Class Ca	14,783	7,785,615
Yahoo! Inc.[a]	51,387	1,847,362

		17,540,108
IT SERVICES — 4.79%
Accenture PLC Class A	33,978	2,725,715
Blackhawk Network Holdings Inc. Class Ba	317	7,301
Cognizant Technology Solutions Corp. Class Aa	32,340	1,549,248
Convergys Corp.	5,436	117,091
FleetCor Technologies Inc.[a]	3,736	426,390
International Business Machines Corp.	55,109	10,827,265
Teradata Corp.[a,b]	8,734	397,048
Xerox Corp.	62,527	755,951

		16,806,009
LEISURE EQUIPMENT & PRODUCTS — 0.35%
Callaway Golf Co.	3,929	34,221
Mattel Inc.	18,094	709,556
Polaris Industries Inc.	3,517	472,439

		1,216,216

Security	Shares	Value

LIFE SCIENCES TOOLS & SERVICES — 1.24%
Affymetrix Inc.[a,b]	3,755	$27,900
Agilent Technologies Inc.	17,684	955,643
Fluidigm Corp.[a]	1,231	46,236
Mettler-Toledo International Inc.[a]	1,588	370,195
PAREXEL International Corp.[a,b]	3,020	136,957
TECHNE Corp.	1,874	167,367
Thermo Fisher Scientific Inc.	19,278	2,197,692
Waters Corp.[a]	4,554	448,751

		4,350,741
MACHINERY — 3.20%
CLARCOR Inc.	2,678	154,681
Cummins Inc.	9,514	1,435,187
Deere & Co.	19,440	1,814,530
Dover Corp.	9,108	786,931
Graco Inc.	3,275	237,438
Illinois Tool Works Inc.	22,537	1,920,829
Ingersoll-Rand PLC	15,557	930,309
Kadant Inc.	611	21,232
Lincoln Electric Holdings Inc.	4,143	276,794
Meritor Inc.[a]	5,209	61,831
Middleby Corp. (The)[a]	1,021	257,782
Nordson Corp.	3,091	229,816
Pall Corp.	5,921	498,252
Pentair Ltd. Registered	10,659	791,857
Snap-on Inc.	3,108	360,528
Tennant Co.	936	59,707
Timken Co. (The)	4,435	279,760
WABCO Holdings Inc.[a]	3,321	355,380
Wabtec Corp.	5,146	383,634
Xylem Inc.	9,865	370,825

		11,227,303
MEDIA — 2.48%
Cablevision NY Group Class A	10,273	171,559
Discovery Communications Inc. Series Aa	7,832	594,449
Discovery Communications Inc. Series C NVS[a]	4,516	316,707
DreamWorks Animation SKG Inc. Class Aa,b	3,657	87,878
John Wiley & Sons Inc. Class A	2,496	143,420
Liberty Global PLC Series Aa	11,258	448,294
Liberty Global PLC Series C NVS[a]	28,367	1,090,144
New York Times Co. (The) Class Ab	7,168	115,261
Scholastic Corp.	1,475	48,542

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2014

Security	Shares	Value

Scripps Networks Interactive Inc. Class A	4,482	$336,464
Time Warner Cable Inc.	15,068	2,131,519
Time Warner Inc.	48,343	3,212,876

		8,697,113
METALS & MINING — 0.31%
Compass Minerals International Inc.	1,790	163,964
Nucor Corp.	17,012	880,371
Schnitzer Steel Industries Inc. Class A	1,426	40,028

		1,084,363
MULTI-UTILITIES — 1.14%
Avista Corp.	3,209	103,170
CenterPoint Energy Inc.	21,772	539,075
Consolidated Edison Inc.	15,661	908,808
Integrys Energy Group Inc.	4,268	261,543
MDU Resources Group Inc.	9,591	339,713
NiSource Inc.	16,747	608,251
Sempra Energy	12,412	1,223,947

		3,984,507
MULTILINE RETAIL — 0.32%
Kohl’s Corp.	11,029	604,279
Nordstrom Inc.	8,271	506,847

		1,111,126
OIL, GAS & CONSUMABLE FUELS — 5.07%
Clean Energy Fuels Corp.[a,b]	3,638	32,196
Denbury Resources Inc.	19,604	329,739
Devon Energy Corp.	20,609	1,442,630
Energen Corp.	3,887	302,836
Energy XXI (Bermuda) Ltd.	3,295	78,849
EOG Resources Inc.	29,173	2,858,954
EQT Corp.	8,060	878,460
Hess Corp.	16,236	1,447,602
Marathon Petroleum Corp.	16,091	1,495,659
Noble Energy Inc.	19,197	1,377,961
ONEOK Inc.	11,027	697,127
Phillips 66	30,383	2,528,473
Pioneer Natural Resources Co.	7,412	1,432,517
QEP Resources Inc.	9,586	294,194
Quicksilver Resources Inc.[a,b]	5,804	18,921
Southwestern Energy Co.[a]	18,805	900,384
Spectra Energy Corp.	35,809	1,421,975
Ultra Petroleum Corp.[a,b]	8,180	243,764

		17,782,241

Security	Shares	Value

PAPER & FOREST PRODUCTS — 0.05%
Domtar Corp.	1,731	$161,606
Wausau Paper Corp.	2,177	26,037

		187,643
PERSONAL PRODUCTS — 0.37%
Avon Products Inc.	23,191	354,359
Estee Lauder Companies Inc. (The) Class A	12,790	928,170

		1,282,529
PHARMACEUTICALS — 4.00%
Bristol-Myers Squibb Co.	87,945	4,405,165
Endo International PLC[a]	7,586	477,501
Merck & Co. Inc.	156,092	9,140,748
VIVUS Inc.[a,b]	5,257	27,336

		14,050,750
PROFESSIONAL SERVICES — 0.52%
CBIZ Inc.[a,b]	2,156	18,477
Corporate Executive Board Co. (The)	1,797	124,029
Dun & Bradstreet Corp. (The)	2,038	225,729
Exponent Inc.	700	49,294
Heidrick & Struggles International Inc.	898	16,927
ICF International Inc.[a]	1,065	41,503
IHS Inc. Class Aa,b	3,422	412,796
Kelly Services Inc. Class A	1,539	32,411
Manpowergroup Inc.	4,222	343,418
Navigant Consulting Inc.[a]	2,643	44,402
On Assignment Inc.[a]	2,444	85,540
Resources Connection Inc.	2,123	28,894
Robert Half International Inc.	7,409	331,923
RPX Corp.[a]	1,546	25,324
TrueBlue Inc.[a]	2,195	58,716

		1,839,383
REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.52%
American Tower Corp.	21,094	1,761,771
AvalonBay Communities Inc.	6,574	897,680
Boston Properties Inc.	8,171	957,151
Corporate Office Properties Trust	4,673	125,003
Digital Realty Trust Inc.[b]	6,868	366,751
Duke Realty Corp.	17,417	305,146
Equity Residential	18,301	1,087,811
Federal Realty Investment Trust[b]	3,478	408,804
HCP Inc.	24,394	1,021,133
Host Hotels & Resorts Inc.	40,431	867,245
Liberty Property Trust	7,811	292,912

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2014

Security	Shares	Value

Macerich Co. (The)	7,513	$487,669
Plum Creek Timber Co. Inc.	9,460	412,456
Potlatch Corp.	2,169	82,921
Prologis Inc.	26,658	1,083,114
UDR Inc.	13,405	346,653
Vornado Realty Trust	9,000	923,400
Weyerhaeuser Co.	31,156	930,007

		12,357,627
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.23%
CBRE Group Inc. Class Aa	15,062	401,252
Forest City Enterprises Inc. Class Aa	7,666	144,964
Jones Lang LaSalle Inc.	2,377	275,470

		821,686
ROAD & RAIL — 1.32%
ArcBest Corp.	1,335	52,626
Avis Budget Group Inc.[a,b]	5,730	301,340
CSX Corp.	54,192	1,529,298
Genesee & Wyoming Inc. Class Aa	2,773	274,555
Hertz Global Holdings Inc.[a]	24,004	683,394
Norfolk Southern Corp.	16,462	1,556,153
Ryder System Inc.	2,811	231,008

		4,628,374
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.72%
Advanced Micro Devices Inc.[a,b]	32,887	134,508
Analog Devices Inc.	16,628	852,850
Applied Materials Inc.	64,377	1,227,025
Intel Corp.	265,541	7,087,289
Lam Research Corp.[a]	8,683	500,228
Microchip Technology Inc.	10,605	504,162
SunPower Corp.[a]	2,273	75,964
Texas Instruments Inc.	58,499	2,658,779

		13,040,805
SOFTWARE — 4.16%
Adobe Systems Inc.[a]	25,312	1,561,497
Advent Software Inc.	2,592	74,701
Autodesk Inc.[a]	12,032	577,777
CA Inc.	16,889	509,035
Compuware Corp.	11,580	119,969
FactSet Research Systems Inc.	2,190	233,235
Intuit Inc.	14,474	1,096,406
NetSuite Inc.[a]	1,797	138,926
Oracle Corp.	194,765	7,961,993
Salesforce.com Inc.[a]	30,534	1,577,081
Symantec Corp.	37,211	754,639

		14,605,259

Security	Shares	Value

SPECIALTY RETAIL — 2.32%
ANN INC.[a]	2,457	$96,290
Bed Bath & Beyond Inc.[a]	11,482	713,377
Best Buy Co. Inc.	14,606	378,734
Brown Shoe Co. Inc.	2,194	51,756
Buckle Inc. (The)[b]	1,575	74,009
CarMax Inc.[a,b]	11,939	522,689
Foot Locker Inc.	7,937	369,309
GameStop Corp. Class A	6,247	247,881
Gap Inc. (The)	13,203	518,878
Men’s Wearhouse Inc. (The)	2,426	114,944
New York & Co. Inc.[a]	1,762	7,383
Office Depot Inc.[a,b]	26,918	110,095
PetSmart Inc.	5,270	356,674
Pier 1 Imports Inc.	4,993	91,172
Signet Jewelers Ltd.	4,289	434,561
Staples Inc.	34,945	436,812
Tiffany & Co.	6,844	598,781
TJX Companies Inc. (The)	38,155	2,219,858
Tractor Supply Co.	7,465	501,947
Ulta Salon, Cosmetics & Fragrance Inc.[a]	3,244	284,531

		8,129,681
TEXTILES, APPAREL & LUXURY GOODS — 1.64%
Columbia Sportswear Co.	744	63,969
Deckers Outdoor Corp.[a,b]	1,844	145,584
Hanesbrands Inc.	5,299	434,995
Nike Inc. Class B	38,031	2,774,361
Oxford Industries Inc.	790	52,148
PVH Corp.	4,363	547,862
Under Armour Inc. Class Aa,b	8,695	425,098
VF Corp.	18,829	1,150,264
Wolverine World Wide Inc.	5,370	150,897

		5,745,178
THRIFTS & MORTGAGE FINANCE — 0.17%
New York Community Bancorp Inc.	23,572	363,245
People’s United Financial Inc.	16,991	242,631

		605,876
TRADING COMPANIES & DISTRIBUTORS — 0.68%
Air Lease Corp.	5,173	185,555
Applied Industrial Technologies Inc.	2,027	97,134
Fastenal Co.	15,073	754,856
H&E Equipment Services Inc.[a]	1,600	61,680
Houston Wire & Cable Co.	961	11,974

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2014

Security	Shares	Value

United Rentals Inc.[a]	4,985	$467,742
W.W. Grainger Inc.	3,154	802,378

		2,381,319
TRANSPORTATION INFRASTRUCTURE — 0.02%
Wesco Aircraft Holdings Inc.[a]	3,274	66,331

		66,331
WATER UTILITIES — 0.12%
American Water Works Co. Inc.	9,529	433,855

		433,855
WIRELESS TELECOMMUNICATION SERVICES — 0.30%
SBA Communications Corp. Class Aa,b	6,866	616,292
Sprint Corp.[a]	52,558	446,743

		1,063,035

TOTAL COMMON STOCKS
(Cost: $275,041,239)		350,359,422

SHORT-TERM INVESTMENTS — 3.20%

MONEY MARKET FUNDS — 3.20%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	10,414,983	10,414,983
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	566,794	566,794
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	249,577	249,577

		11,231,354

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,231,354)		11,231,354

TOTAL INVESTMENTS IN SECURITIES — 103.08%
(Cost: $286,272,593)		361,590,776
Other Assets, Less Liabilities — (3.08)%		(10,790,839)

NET ASSETS — 100.00%		$350,799,937

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI USA ESG SELECT ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.87%

AEROSPACE & DEFENSE — 2.00%
Rockwell Collins Inc.	65,743	$5,104,944

		5,104,944
AIR FREIGHT & LOGISTICS — 0.74%
Expeditors International of Washington Inc.	45,473	1,875,307

		1,875,307
AUTO COMPONENTS — 0.29%
Johnson Controls Inc.	16,300	735,782

		735,782
AUTOMOBILES — 0.75%
Ford Motor Co.	23,644	381,851
Tesla Motors Inc.[a,b]	7,373	1,532,773

		1,914,624
BEVERAGES — 1.39%
Coca-Cola Enterprises Inc.	78,066	3,547,319

		3,547,319
BIOTECHNOLOGY — 1.17%
Gilead Sciences Inc.[a]	32,435	2,545,823
Vertex Pharmaceuticals Inc.[a]	6,295	426,172

		2,971,995
BUILDING PRODUCTS — 0.79%
Masco Corp.	100,804	2,025,152

		2,025,152
CAPITAL MARKETS — 2.99%
BlackRock Inc.[c]	807	242,907
Franklin Resources Inc.	9,228	483,086
Legg Mason Inc.	7,159	335,685
Northern Trust Corp.	97,052	5,847,383
State Street Corp.	11,002	710,289

		7,619,350
CHEMICALS — 4.49%
Ecolab Inc.	56,119	5,872,292
Sigma-Aldrich Corp.	57,874	5,568,058

		11,440,350
COMMERCIAL BANKS — 0.64%
M&T Bank Corp.	13,333	1,626,759

		1,626,759
COMMUNICATIONS EQUIPMENT — 2.54%
Cisco Systems Inc.	144,625	3,342,284
Motorola Solutions Inc.	17,682	1,124,222

Security	Shares	Value

QUALCOMM Inc.	25,457	$2,003,720

		6,470,226
COMPUTERS & PERIPHERALS — 3.85%
Apple Inc.	12,330	7,275,810
EMC Corp.	9,425	243,165
Hewlett-Packard Co.	69,938	2,312,150

		9,831,125
CONSUMER FINANCE — 3.22%
American Express Co.	94,082	8,225,589

		8,225,589
CONTAINERS & PACKAGING — 2.10%
Ball Corp.	95,219	5,350,356

		5,350,356
DIVERSIFIED FINANCIAL SERVICES — 0.51%
IntercontinentalExchange Group Inc.	6,367	1,301,669

		1,301,669
ELECTRIC UTILITIES — 4.15%
NextEra Energy Inc.	105,977	10,581,803

		10,581,803
ELECTRICAL EQUIPMENT — 2.80%
Eaton Corp. PLC	98,363	7,145,088

		7,145,088
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.38%
Corning Inc.	27,589	576,886
Flextronics International Ltd.[a,b]	43,089	387,370

		964,256
ENERGY EQUIPMENT & SERVICES — 0.71%
FMC Technologies Inc.[a,b]	27,647	1,567,585
National Oilwell Varco Inc.	3,216	252,552

		1,820,137
FOOD & STAPLES RETAILING — 0.60%
Whole Foods Market Inc.	30,946	1,538,016

		1,538,016
FOOD PRODUCTS — 2.74%
Bunge Ltd.	8,399	668,980
Campbell Soup Co.	41,306	1,879,010
General Mills Inc.	32,022	1,697,806
Kellogg Co.	18,542	1,239,162
Keurig Green Mountain Inc.	7,839	734,358
Mondelez International Inc. Class A	21,531	767,580

		6,986,896

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG SELECT ETF

April 30, 2014

Security	Shares	Value

HEALTH CARE EQUIPMENT & SUPPLIES — 0.87%
Becton, Dickinson and Co.	19,721	$2,229,065

		2,229,065
HEALTH CARE PROVIDERS & SERVICES — 2.62%
Cigna Corp.	4,602	368,344
Henry Schein Inc.[a]	15,095	1,724,302
Patterson Companies Inc.	113,069	4,601,908

		6,694,554
HOTELS, RESTAURANTS & LEISURE — 1.35%
Marriott International Inc. Class A	22,721	1,316,228
Starbucks Corp.	30,229	2,134,772

		3,451,000
HOUSEHOLD DURABLES — 0.53%
Mohawk Industries Inc.[a]	10,256	1,357,997

		1,357,997
HOUSEHOLD PRODUCTS — 2.38%
Clorox Co. (The)	17,564	1,593,055
Procter & Gamble Co. (The)	54,338	4,485,602

		6,078,657
INSURANCE — 7.97%
ACE Ltd.	59,075	6,044,554
Marsh & McLennan Companies Inc.	160,551	7,916,770
Principal Financial Group Inc.	5,244	245,629
Travelers Companies Inc. (The)	67,575	6,120,943

		20,327,896
INTERNET SOFTWARE & SERVICES — 1.89%
Google Inc. Class Aa	4,529	2,422,472
Google Inc. Class Ca	4,529	2,385,243

		4,807,715
IT SERVICES — 5.12%
Accenture PLC Class A	53,259	4,272,437
International Business Machines Corp.	34,748	6,826,940
Teradata Corp.[a,b]	21,711	986,982
Xerox Corp.	79,669	963,198

		13,049,557
LEISURE EQUIPMENT & PRODUCTS — 0.43%
Mattel Inc.	28,054	1,100,138

		1,100,138
LIFE SCIENCES TOOLS & SERVICES — 3.23%
Agilent Technologies Inc.	71,980	3,889,799
Mettler-Toledo International Inc.[a]	3,674	856,483
Waters Corp.[a,b]	35,418	3,490,090

		8,236,372

Security	Shares	Value

MACHINERY — 2.61%
Cummins Inc.	17,807	$2,686,186
Deere & Co.	26,782	2,499,832
Xylem Inc.	39,433	1,482,286

		6,668,304
MEDIA — 2.58%
Discovery Communications Inc. Series Aa	3,306	250,925
Discovery Communications Inc. Series C NVS[a]	3,348	234,795
Scripps Networks Interactive Inc. Class A	23,528	1,766,247
Time Warner Cable Inc.	30,556	4,322,452

		6,574,419
MULTI-UTILITIES — 1.45%
PG&E Corp.	80,859	3,685,553

		3,685,553
OIL, GAS & CONSUMABLE FUELS — 7.03%
Denbury Resources Inc.	132,735	2,232,603
Devon Energy Corp.	10,192	713,440
EOG Resources Inc.	12,253	1,200,794
EQT Corp.	4,297	468,330
Hess Corp.	46,320	4,129,891
Marathon Oil Corp.	25,222	911,775
Noble Energy Inc.	4,994	358,469
Phillips 66	3,957	329,302
Pioneer Natural Resources Co.	5,063	978,526
Spectra Energy Corp.	166,736	6,621,087

		17,944,217
PERSONAL PRODUCTS — 0.42%
Estee Lauder Companies Inc. (The) Class A	14,786	1,073,020

		1,073,020
PHARMACEUTICALS — 2.23%
Merck & Co. Inc.	80,910	4,738,090
Zoetis Inc.	31,292	946,896

		5,684,986
PROFESSIONAL SERVICES — 0.11%
IHS Inc. Class Aa,b	2,329	280,947

		280,947
REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.09%
Digital Realty Trust Inc.[b]	4,680	249,912
Liberty Property Trust[b]	91,567	3,433,762

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG SELECT ETF

April 30, 2014

Security	Shares	Value

Prologis Inc.	96,593	$3,924,574
Vornado Realty Trust	2,689	275,891

		7,884,139
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.82%
CBRE Group Inc. Class Aa	78,955	2,103,361

		2,103,361
ROAD & RAIL — 1.12%
Norfolk Southern Corp.	30,217	2,856,413

		2,856,413
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.48%
Applied Materials Inc.	126,263	2,406,573
Intel Corp.	99,479	2,655,094
Texas Instruments Inc.	27,851	1,265,828

		6,327,495
SOFTWARE — 5.95%
Autodesk Inc.[a,b]	19,080	916,222
CA Inc.	38,450	1,158,883
Microsoft Corp.	198,083	8,002,553
Oracle Corp.	87,968	3,596,132
Salesforce.com Inc.[a,b]	6,712	346,675
Symantec Corp.	56,726	1,150,403

		15,170,868
SPECIALTY RETAIL — 2.37%
Best Buy Co. Inc.	10,142	262,982
CarMax Inc.[a]	6,784	297,004
Gap Inc. (The)	32,926	1,293,992
Staples Inc.	44,662	558,275
Tiffany & Co.	41,525	3,633,022

		6,045,275
TEXTILES, APPAREL & LUXURY GOODS — 2.18%
Nike Inc. Class B	63,282	4,616,422
PVH Corp.	7,505	942,403

		5,558,825
TRADING COMPANIES & DISTRIBUTORS — 0.19%
W.W. Grainger Inc.	1,882	478,781

		478,781

TOTAL COMMON STOCKS
(Cost: $194,261,826)		254,746,297

Security	Shares	Value

SHORT-TERM INVESTMENTS — 1.94%

MONEY MARKET FUNDS — 1.94%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	4,501,801	$4,501,801
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	244,993	244,993
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	212,442	212,442

		4,959,236

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,959,236)		4,959,236

TOTAL INVESTMENTS IN SECURITIES — 101.81%
(Cost: $199,221,062)		259,705,533
Other Assets, Less Liabilities — (1.81)%		(4,624,994)

NET ASSETS — 100.00%		$255,080,539

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Schedule of Investments

iSHARES® COHEN & STEERS REIT ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.88%

DIVERSIFIED REITS — 5.18%
Vornado Realty Trust	1,371,660	$140,732,316

		140,732,316
INDUSTRIAL REITS — 5.88%
Prologis Inc.	3,932,309	159,769,715

		159,769,715
OFFICE REITS — 15.12%
Alexandria Real Estate Equities Inc.[a]	565,231	41,725,352
Boston Properties Inc.	1,205,463	141,207,936
Digital Realty Trust Inc.[a]	1,013,247	54,107,390
Douglas Emmett Inc.	1,024,565	28,277,994
Highwoods Properties Inc.[a]	709,920	28,645,272
Kilroy Realty Corp.[a]	647,660	38,581,106
SL Green Realty Corp.[a]	746,425	78,158,162

		410,703,212
RESIDENTIAL REITS — 18.41%
American Campus Communities Inc.[a]	827,158	31,597,436
AvalonBay Communities Inc.	959,238	130,983,949
Camden Property Trust	673,106	46,101,030
Equity Residential	2,642,089	157,045,770
Essex Property Trust Inc.	478,459	82,897,806
UDR Inc.	1,978,211	51,156,537

		499,782,528
RETAIL REITS — 26.74%
Federal Realty Investment Trust[a]	513,086	60,308,128
General Growth Properties Inc.[a]	4,239,644	97,384,623
Kimco Realty Corp.[a]	3,231,439	74,064,582
Macerich Co. (The)[a]	1,108,526	71,954,422
Realty Income Corp.[a]	1,719,766	74,723,833
Regency Centers Corp.[a]	728,646	38,202,910
Simon Property Group Inc.	1,262,554	218,674,353
Tanger Factory Outlet Centers Inc.	746,004	26,617,423
Taubman Centers Inc.[a]	500,967	36,490,436
Weingarten Realty Investors[a]	885,772	27,636,086

		726,056,796
SPECIALIZED REITS — 28.55%
HCP Inc.	3,597,703	150,599,848
Health Care REIT Inc.	2,276,193	143,605,016

Security	Shares	Value

Host Hotels & Resorts Inc.[a]	5,963,630	$127,919,863
Public Storage	1,139,581	200,007,861
Ventas Inc.	2,318,107	153,180,511

		775,313,099

TOTAL COMMON STOCKS
(Cost: $2,404,368,850)		2,712,357,666

SHORT-TERM INVESTMENTS — 9.63%

MONEY MARKET FUNDS — 9.63%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[b,c,d]	244,890,800	244,890,800
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[b,c,d]	13,327,200	13,327,200
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	3,369,932	3,369,932

		261,587,932

TOTAL SHORT-TERM INVESTMENTS
(Cost: $261,587,932)		261,587,932

TOTAL INVESTMENTS IN SECURITIES — 109.51%
(Cost: $2,665,956,782)		2,973,945,598
Other Assets, Less Liabilities — (9.51)%		(258,279,966)

NET ASSETS — 100.00%		$2,715,665,632

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2014

	iShares U.S. Basic Materials ETF	iShares U.S. Consumer Goods ETF	iShares U.S. Consumer Services ETF

ASSETS
Investments, at cost:
Unaffiliated	$973,966,891	$382,619,605	$356,648,937
Affiliated (Note 2)	12,385,532	12,581,824	16,876,242

Total cost of investments	$986,352,423	$395,201,429	$373,525,179

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$938,694,502	$462,626,244	$421,476,719
Affiliated (Note 2)	12,385,532	12,581,824	16,876,242

Total fair value of investments	951,080,034	475,208,068	438,352,961
Receivables:
Investment securities sold	—	—	25,785
Dividends and interest	1,340,707	764,543	157,515

Total Assets	952,420,741	475,972,611	438,536,261

LIABILITIES
Payables:
Investment securities purchased	1,432,744	3,227,669	—
Collateral for securities on loan (Note 1)	10,770,579	12,329,811	16,673,880
Capital shares redeemed	—	—	10,060
Investment advisory fees (Note 2)	336,881	162,992	158,049

Total Liabilities	12,540,204	15,720,472	16,841,989

NET ASSETS	$939,880,537	$460,252,139	$421,694,272

Net assets consist of:
Paid-in capital	$1,046,230,658	$400,095,425	$379,318,847
Undistributed net investment income	1,916,913	921,291	263,656
Accumulated net realized loss	(72,994,645)	(20,771,216)	(22,716,013)
Net unrealized appreciation (depreciation)	(35,272,389)	80,006,639	64,827,782

NET ASSETS	$939,880,537	$460,252,139	$421,694,272

Shares outstanding[b]	11,200,000	4,750,000	3,550,000

Net asset value per share	$83.92	$96.90	$118.79

[a]	Securities on loan with values of $10,414,439, $12,185,545 and $16,400,759, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2014

	iShares U.S. Financials ETF	iShares U.S. Industrials ETF	iShares U.S. Financial Services ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,419,960,413	$857,366,428	$529,484,909
Affiliated (Note 2)	81,194,637	19,429,597	27,415,823

Total cost of investments	$1,501,155,050	$876,796,025	$556,900,732

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,520,185,922	$893,787,156	$567,266,353
Affiliated (Note 2)	85,603,358	19,429,597	30,843,604

Total fair value of investments	1,605,789,280	913,216,753	598,109,957
Receivables:
Due from custodian (Note 4)	—	130,084	—
Dividends and interest	808,129	764,080	347,508

Total Assets	1,606,597,409	914,110,917	598,457,465

LIABILITIES
Payables:
Investment securities purchased	27,384	130,084	16,704
Collateral for securities on loan (Note 1)	46,306,326	18,087,681	5,247,904
Capital shares redeemed	53,412	73,007	50,763
Investment advisory fees (Note 2)	566,712	327,402	225,063

Total Liabilities	46,953,834	18,618,174	5,540,434

NET ASSETS	$1,559,643,575	$895,492,743	$592,917,031

Net assets consist of:
Paid-in capital	$1,599,455,704	$873,610,770	$661,124,965
Undistributed net investment income	271,198	—	687,232
Accumulated net realized loss	(144,717,557)	(14,538,755)	(110,104,391)
Net unrealized appreciation	104,634,230	36,420,728	41,209,225

NET ASSETS	$1,559,643,575	$895,492,743	$592,917,031

Shares outstanding[b]	19,400,000	8,850,000	7,300,000

Net asset value per share	$80.39	$101.19	$81.22

[a]	Securities on loan with values of $45,455,620, $17,787,614 and $5,158,211, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2014

	iShares U.S. Real Estate ETF	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF

ASSETS
Investments, at cost:
Unaffiliated	$4,696,310,394	$271,577,750	$194,048,767
Affiliated (Note 2)	419,642,718	14,694,843	5,172,295

Total cost of investments	$5,115,953,112	$286,272,593	$199,221,062

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$4,541,179,973	$345,823,519	$254,503,390
Affiliated (Note 2)	419,642,718	15,767,257	5,202,143

Total fair value of investments	4,960,822,691	361,590,776	259,705,533
Receivables:
Investment securities sold	6,202,586	8,664	—
Dividends and interest	2,576,970	322,856	225,583
Capital shares sold	388,033	—	—

Total Assets	4,969,990,280	361,922,296	259,931,116

LIABILITIES
Payables:
Investment securities purchased	2,081,196	—	—
Collateral for securities on loan (Note 1)	412,164,333	10,981,777	4,746,794
Capital shares redeemed	6,673,957	—	—
Investment advisory fees (Note 2)	1,678,246	140,582	103,783

Total Liabilities	422,597,732	11,122,359	4,850,577

NET ASSETS	$4,547,392,548	$350,799,937	$255,080,539

Net assets consist of:
Paid-in capital	$4,734,494,223	$283,034,572	$205,919,431
Undistributed net investment income	—	322,322	109,857
Accumulated net realized loss	(31,971,254)	(7,875,140)	(11,433,220)
Net unrealized appreciation (depreciation)	(155,130,421)	75,318,183	60,484,471

NET ASSETS	$4,547,392,548	$350,799,937	$255,080,539

Shares outstanding[b]	65,200,000	5,000,000	3,250,000

Net asset value per share	$69.75	$70.16	$78.49

[a]	Securities on loan with values of $405,236,345, $10,922,541 and $4,645,876 respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2014

iShares Cohen & Steers REIT ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,404,368,850
Affiliated (Note 2)	261,587,932

Total cost of investments	$2,665,956,782

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,712,357,666
Affiliated (Note 2)	261,587,932

Total fair value of investments	2,973,945,598
Receivables:
Dividends and interest	569,822
Capital shares sold	253,333

Total Assets	2,974,768,753

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	258,218,000
Capital shares redeemed	126,851
Investment advisory fees (Note 2)	758,270

Total Liabilities	259,103,121

NET ASSETS	$2,715,665,632

Net assets consist of:
Paid-in capital	$2,900,870,919
Accumulated net realized loss	(493,194,103)
Net unrealized appreciation	307,988,816

NET ASSETS	$2,715,665,632

Shares outstanding[b]	31,750,000

Net asset value per share	$85.53

[a]	Securities on loan with a value of $253,912,577. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2014

	iShares U.S. Basic Materials ETF	iShares U.S. Consumer Goods ETF	iShares U.S. Consumer Services ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$16,834,249	$11,168,871	$6,304,636
Interest — affiliated (Note 2)	141	66	73
Securities lending income — affiliated (Note 2)	183,276	74,838	92,042

Total investment income	17,017,666	11,243,775	6,396,751

EXPENSES
Investment advisory fees (Note 2)	3,180,314	2,076,900	2,037,670

Total expenses	3,180,314	2,076,900	2,037,670

Net investment income	13,837,352	9,166,875	4,359,081

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(59,960,689)	(799,456)	(2,405,400)
In-kind redemptions — unaffiliated	73,310,387	40,858,287	66,784,518

Net realized gain	13,349,698	40,058,831	64,379,118

Net change in unrealized appreciation/depreciation	112,028,860	6,615,100	5,270,245

Net realized and unrealized gain	125,378,558	46,673,931	69,649,363

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$139,215,910	$55,840,806	$74,008,444

[a]	Net of foreign withholding tax of $30,779, $ — and $4,649, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2014

	iShares U.S. Financials ETF	iShares U.S. Industrials ETF	iShares U.S. Financial Services ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$24,555,142	$22,906,872	$9,005,276
Dividends — affiliated (Note 2)	721,280	—	552,596
Interest — affiliated (Note 2)	186	162	74
Securities lending income — affiliated (Note 2)	80,720	121,679	15,060

Total investment income	25,357,328	23,028,713	9,573,006

EXPENSES
Investment advisory fees (Note 2)	5,824,159	5,663,659	2,592,034

Total expenses	5,824,159	5,663,659	2,592,034

Net investment income	19,533,169	17,365,054	6,980,972

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(17,250,017)	(3,453,316)	(2,904,198)
Investments — affiliated (Note 2)	(61,008)	—	(17,973)
In-kind redemptions — unaffiliated	94,252,269	276,729,947	54,458,983
In-kind redemptions — affiliated (Note 2)	2,356,783	—	2,259,279

Net realized gain	79,298,027	273,276,631	53,796,091

Net change in unrealized appreciation/depreciation	94,889,833	8,732,075	42,739,212

Net realized and unrealized gain	174,187,860	282,008,706	96,535,303

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$193,721,029	$299,373,760	$103,516,275

[a]	Net of foreign withholding tax of $ —, $1,413 and $ —, respectively.

See notes to financial statements.

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2014

	iShares U.S. Real Estate ETF	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$151,858,006	$5,110,417	$4,287,937
Dividends — affiliated (Note 2)	—	79,770	7,353
Interest — affiliated (Note 2)	941	45	32
Securities lending income — affiliated (Note 2)	871,235	24,118	13,747

Total investment income	152,730,182	5,214,350	4,309,069

EXPENSES
Investment advisory fees (Note 2)	19,553,780	1,339,672	1,148,582

Total expenses	19,553,780	1,339,672	1,148,582

Net investment income	133,176,402	3,874,678	3,160,487

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(125,408,893)	(888,066)	6,212,582
Investments — affiliated (Note 2)	—	(4,990)	(239)
In-kind redemptions — unaffiliated	219,953,801	15,925,868	6,850,271
In-kind redemptions — affiliated (Note 2)	—	—	162,941

Net realized gain	94,544,908	15,032,812	13,225,555

Net change in unrealized appreciation/depreciation	(406,272,770)	27,211,135	21,204,263

Net realized and unrealized gain (loss)	(311,727,862)	42,243,947	34,429,818

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(178,551,460)	$46,118,625	$37,590,305

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2014

iShares Cohen & Steers REIT ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$77,721,210
Interest — affiliated (Note 2)	364
Securities lending income — affiliated (Note 2)	645,059

Total investment income	78,366,633

EXPENSES
Investment advisory fees (Note 2)	9,352,589

Total expenses	9,352,589

Net investment income	69,014,044

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(27,663,258)
In-kind redemptions — unaffiliated	111,669,180

Net realized gain	84,005,922

Net change in unrealized appreciation/depreciation	(207,620,548)

Net realized and unrealized loss	(123,614,626)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(54,600,582)

See notes to financial statements.

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares U.S. Basic Materials ETF		iShares U.S. Consumer Goods ETF
	Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$13,837,352	$11,538,165	$9,166,875	$8,936,363
Net realized gain (loss)	13,349,698	(24,349,995)	40,058,831	16,603,166
Net change in unrealized appreciation/depreciation	112,028,860	12,176,873	6,615,100	52,941,197

Net increase (decrease) in net assets resulting from operations	139,215,910	(634,957)	55,840,806	78,480,726

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(12,509,443)	(10,949,161)	(9,220,300)	(8,977,121)

Total distributions to shareholders	(12,509,443)	(10,949,161)	(9,220,300)	(8,977,121)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	880,577,535	320,168,018	60,962,622	101,540,536
Cost of shares redeemed	(574,382,384)	(396,318,651)	(141,943,233)	(90,544,438)

Net increase (decrease) in net assets from capital share transactions	306,195,151	(76,150,633)	(80,980,611)	10,996,098

INCREASE (DECREASE) IN NET ASSETS	432,901,618	(87,734,751)	(34,360,105)	80,499,703

NET ASSETS
Beginning of year	506,978,919	594,713,670	494,612,244	414,112,541

End of year	$939,880,537	$506,978,919	$460,252,139	$494,612,244

Undistributed net investment income included in net assets at end of year	$1,916,913	$589,004	$921,291	$974,716

SHARES ISSUED AND REDEEMED
Shares sold	11,450,000	4,700,000	650,000	1,250,000
Shares redeemed	(7,500,000)	(5,950,000)	(1,550,000)	(1,200,000)

Net increase (decrease) in shares outstanding	3,950,000	(1,250,000)	(900,000)	50,000

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Consumer Services ETF		iShares U.S. Financials ETF
	Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$4,359,081	$4,863,842	$19,533,169	$10,202,958
Net realized gain (loss)	64,379,118	14,266,641	79,298,027	(1,369,408)
Net change in unrealized appreciation/depreciation	5,270,245	52,079,334	94,889,833	122,847,537

Net increase in net assets resulting from operations	74,008,444	71,209,817	193,721,029	131,681,087

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,104,568)	(4,990,134)	(19,805,516)	(9,836,881)

Total distributions to shareholders	(4,104,568)	(4,990,134)	(19,805,516)	(9,836,881)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	155,749,916	87,373,633	968,558,137	578,748,164
Cost of shares redeemed	(183,934,036)	(89,261,104)	(462,614,929)	(343,494,959)

Net increase (decrease) in net assets from capital share transactions	(28,184,120)	(1,887,471)	505,943,208	235,253,205

INCREASE IN NET ASSETS	41,719,756	64,332,212	679,858,721	357,097,411

NET ASSETS
Beginning of year	379,974,516	315,642,304	879,784,854	522,687,443

End of year	$421,694,272	$379,974,516	$1,559,643,575	$879,784,854

Undistributed net investment income included in net assets at end of year	$263,656	$9,143	$271,198	$543,545

SHARES ISSUED AND REDEEMED
Shares sold	1,350,000	1,000,000	12,800,000	9,400,000
Shares redeemed	(1,600,000)	(1,050,000)	(6,050,000)	(5,800,000)

Net increase (decrease) in shares outstanding	(250,000)	(50,000)	6,750,000	3,600,000

See notes to financial statements.

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Industrials ETF		iShares U.S. Financial Services ETF
	Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$17,365,054	$10,428,760	$6,980,972	$4,624,292
Net realized gain	273,276,631	42,049,514	53,796,091	9,569,330
Net change in unrealized appreciation/depreciation	8,732,075	61,347,211	42,739,212	52,303,514

Net increase in net assets resulting from operations	299,373,760	113,825,485	103,516,275	66,497,136

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(18,035,938)	(10,247,121)	(6,803,793)	(4,571,096)

Total distributions to shareholders	(18,035,938)	(10,247,121)	(6,803,793)	(4,571,096)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,054,363,899	983,769,624	311,678,656	240,839,812
Cost of shares redeemed	(1,357,248,455)	(566,816,525)	(244,132,499)	(184,214,328)

Net increase (decrease) in net assets from capital share transactions	(302,884,556)	416,953,099	67,546,157	56,625,484

INCREASE (DECREASE) IN NET ASSETS	(21,546,734)	520,531,463	164,258,639	118,551,524

NET ASSETS
Beginning of year	917,039,477	396,508,014	428,658,392	310,106,868

End of year	$895,492,743	$917,039,477	$592,917,031	$428,658,392

Undistributed net investment income included in net assets at end of year	$—	$496,372	$687,232	$510,053

SHARES ISSUED AND REDEEMED
Shares sold	11,550,000	13,550,000	4,100,000	4,050,000
Shares redeemed	(14,000,000)	(7,850,000)	(3,200,000)	(3,250,000)

Net increase (decrease) in shares outstanding	(2,450,000)	5,700,000	900,000	800,000

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Real Estate ETF		iShares MSCI KLD 400 Social ETF
	Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$133,176,402	$144,569,640	$3,874,678	$3,001,447
Net realized gain	94,544,908	520,716,653	15,032,812	6,594,693
Net change in unrealized appreciation/depreciation	(406,272,770)	201,913,971	27,211,135	20,045,916

Net increase (decrease) in net assets resulting from operations	(178,551,460)	867,200,264	46,118,625	29,642,056

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(162,396,953)	(167,936,210)	(3,682,697)	(3,029,265)
Long term capital gain	(5,226,731)	—	—	—

Total distributions to shareholders	(167,623,684)	(167,936,210)	(3,682,697)	(3,029,265)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	21,360,992,147	12,212,722,316	146,596,017	32,535,549
Cost of shares redeemed	(22,236,633,684)	(11,069,721,650)	(49,068,357)	(20,975,043)

Net increase (decrease) in net assets from capital share transactions	(875,641,537)	1,143,000,666	97,527,660	11,560,506

INCREASE (DECREASE) IN NET ASSETS	(1,221,816,681)	1,842,264,720	139,963,588	38,173,297

NET ASSETS
Beginning of year	5,769,209,229	3,926,944,509	210,836,349	172,663,052

End of year	$4,547,392,548	$5,769,209,229	$350,799,937	$210,836,349

Undistributed net investment income included in net assets at end of year	$—	$—	$322,322	$130,341

SHARES ISSUED AND REDEEMED
Shares sold	323,050,000	184,700,000	2,200,000	600,000
Shares redeemed	(336,400,000)	(167,600,000)	(750,000)	(400,000)

Net increase (decrease) in shares outstanding	(13,350,000)	17,100,000	1,450,000	200,000

See notes to financial statements.

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI USA ESG Select ETF		iShares Cohen & Steers REIT ETF
	Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,160,487	$3,133,099	$69,014,044	$68,809,345
Net realized gain	13,225,555	10,651,648	84,005,922	78,671,350
Net change in unrealized appreciation/depreciation	21,204,263	8,615,161	(207,620,548)	269,236,491

Net increase (decrease) in net assets resulting from operations	37,590,305	22,399,908	(54,600,582)	416,717,186

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,268,145)	(3,104,740)	(85,863,837)	(84,162,432)

Total distributions to shareholders	(3,268,145)	(3,104,740)	(85,863,837)	(84,162,432)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	30,327,788	27,975,626	382,976,558	601,509,901
Cost of shares redeemed	(18,504,793)	(27,384,735)	(716,698,469)	(651,284,398)

Net increase (decrease) in net assets from capital share transactions	11,822,995	590,891	(333,721,911)	(49,774,497)

INCREASE (DECREASE) IN NET ASSETS	46,145,155	19,886,059	(474,186,330)	282,780,257

NET ASSETS
Beginning of year	208,935,384	189,049,325	3,189,851,962	2,907,071,705

End of year	$255,080,539	$208,935,384	$2,715,665,632	$3,189,851,962

Undistributed net investment income included in net assets at end of year	$109,857	$217,515	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	400,000	450,000	4,700,000	7,550,000
Shares redeemed	(250,000)	(450,000)	(9,050,000)	(8,350,000)

Net increase (decrease) in shares outstanding	150,000	—	(4,350,000)	(800,000)

See notes to financial statements.

FINANCIAL STATEMENTS	71

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Basic Materials ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$69.93	$69.97	$84.01	$63.98	$41.45

Income from investment operations:
Net investment income[a]	1.49	1.51	1.18	0.94	0.85
Net realized and unrealized gain (loss)[b]	13.89	(0.12)	(13.75)	20.02	22.47

Total from investment operations	15.38	1.39	(12.57)	20.96	23.32

Less distributions from:
Net investment income	(1.39)	(1.43)	(1.47)	(0.93)	(0.79)

Total distributions	(1.39)	(1.43)	(1.47)	(0.93)	(0.79)

Net asset value, end of year	$83.92	$69.93	$69.97	$84.01	$63.98

Total return	22.27%	2.06%	(14.85)%	33.11%	56.55%

Ratios/Supplemental data:
Net assets, end of year (000s)	$939,881	$506,979	$594,714	$1,213,933	$783,756
Ratio of expenses to average net assets	0.45%	0.46%	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	1.94%	2.23%	1.66%	1.34%	1.54%
Portfolio turnover rate[c]	16%	8%	11%	7%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Consumer Goods ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$87.54	$73.95	$69.19	$58.96	$44.05

Income from investment operations:
Net investment income[a]	1.81	1.70	1.51	1.37	1.29
Net realized and unrealized gain[b]	9.37	13.60	4.67	10.28	14.94

Total from investment operations	11.18	15.30	6.18	11.65	16.23

Less distributions from:
Net investment income	(1.82)	(1.71)	(1.42)	(1.42)	(1.32)

Total distributions	(1.82)	(1.71)	(1.42)	(1.42)	(1.32)

Net asset value, end of year	$96.90	$87.54	$73.95	$69.19	$58.96

Total return	12.92%	21.06%	9.13%	20.10%	37.20%

Ratios/Supplemental data:
Net assets, end of year (000s)	$460,252	$494,612	$414,113	$332,123	$353,778
Ratio of expenses to average net assets	0.45%	0.46%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	1.97%	2.22%	2.20%	2.24%	2.44%
Portfolio turnover rate[c]	9%	7%	6%	7%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Consumer Services ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$99.99	$81.99	$73.56	$63.26	$44.54

Income from investment operations:
Net investment income[a]	1.08	1.30	0.86	0.68	0.55
Net realized and unrealized gain[b]	18.72	18.02	8.40	10.33	18.73

Total from investment operations	19.80	19.32	9.26	11.01	19.28

Less distributions from:
Net investment income	(1.00)	(1.32)	(0.83)	(0.71)	(0.56)

Total distributions	(1.00)	(1.32)	(0.83)	(0.71)	(0.56)

Net asset value, end of year	$118.79	$99.99	$81.99	$73.56	$63.26

Total return	19.85%	23.82%	12.74%	17.58%	43.54%

Ratios/Supplemental data:
Net assets, end of year (000s)	$421,694	$379,975	$315,642	$209,638	$196,109
Ratio of expenses to average net assets	0.45%	0.46%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	0.96%	1.50%	1.19%	1.08%	1.06%
Portfolio turnover rate[c]	5%	9%	5%	4%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Financials ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$69.55	$57.76	$59.55	$58.21	$39.54

Income from investment operations:
Net investment income[a]	1.15	1.06	0.85	0.63	0.65
Net realized and unrealized gain (loss)[b]	10.84	11.76	(1.78)	1.33	18.71

Total from investment operations	11.99	12.82	(0.93)	1.96	19.36

Less distributions from:
Net investment income	(1.15)	(1.03)	(0.86)	(0.62)	(0.68)
Return of capital	—	—	—	—	(0.01)

Total distributions	(1.15)	(1.03)	(0.86)	(0.62)	(0.69)

Net asset value, end of year	$80.39	$69.55	$57.76	$59.55	$58.21

Total return	17.32%	22.50%	(1.35)%	3.45%	49.23%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,559,644	$879,785	$522,687	$544,841	$564,678
Ratio of expenses to average net assets	0.45%	0.46%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	1.50%	1.73%	1.62%	1.14%	1.30%
Portfolio turnover rate[c]	6%	10%	6%	8%	18%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Industrials ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$81.15	$70.81	$72.95	$60.93	$41.13

Income from investment operations:
Net investment income[a]	1.28	1.24	1.03	1.04	0.77
Net realized and unrealized gain (loss)[b]	20.14	10.30	(2.15)	12.02	19.81

Total from investment operations	21.42	11.54	(1.12)	13.06	20.58

Less distributions from:
Net investment income	(1.38)	(1.20)	(1.02)	(1.04)	(0.78)

Total distributions	(1.38)	(1.20)	(1.02)	(1.04)	(0.78)

Net asset value, end of year	$101.19	$81.15	$70.81	$72.95	$60.93

Total return	26.53%	16.53%	(1.38)%	21.82%	50.49%

Ratios/Supplemental data:
Net assets, end of year (000s)	$895,493	$917,039	$396,508	$532,529	$365,574
Ratio of expenses to average net assets	0.45%	0.46%	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	1.37%	1.69%	1.56%	1.68%	1.52%
Portfolio turnover rate[c]	6%	7%	6%	6%	4%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Financial Services ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$66.98	$55.38	$58.07	$60.44	$41.45

Income from investment operations:
Net investment income[a]	0.94	0.84	0.64	0.32	0.39
Net realized and unrealized gain (loss)[b]	14.22	11.60	(2.71)	(2.43)	19.07

Total from investment operations	15.16	12.44	(2.07)	(2.11)	19.46

Less distributions from:
Net investment income	(0.92)	(0.84)	(0.62)	(0.26)	(0.47)

Total distributions	(0.92)	(0.84)	(0.62)	(0.26)	(0.47)

Net asset value, end of year	$81.22	$66.98	$55.38	$58.07	$60.44

Total return	22.68%	22.74%	(3.40)%	(3.45)%	47.18%

Ratios/Supplemental data:
Net assets, end of year (000s)	$592,917	$428,658	$310,107	$252,592	$344,535
Ratio of expenses to average net assets	0.45%	0.46%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	1.20%	1.43%	1.27%	0.58%	0.74%
Portfolio turnover rate[c]	4%	5%	4%	5%	17%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Real Estate ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$73.45	$63.90	$62.15	$52.92	$33.13

Income from investment operations:
Net investment income[a]	2.03	2.07	1.81	1.54	1.60
Net realized and unrealized gain (loss)[b]	(3.16)	9.93	2.15	9.68	20.04

Total from investment operations	(1.13)	12.00	3.96	11.22	21.64

Less distributions from:
Net investment income	(2.49)	(2.45)	(2.21)	(1.99)	(1.85)
Long term capital gain	(0.08)	—	—	—	—

Total distributions	(2.57)	(2.45)	(2.21)	(1.99)	(1.85)

Net asset value, end of year	$69.75	$73.45	$63.90	$62.15	$52.92

Total return	(1.23)%	19.35%	6.84%	21.88%	66.87%

Ratios/Supplemental data:
Net assets, end of year (000s)	$4,547,393	$5,769,209	$3,926,945	$3,598,770	$3,159,390
Ratio of expenses to average net assets	0.45%	0.46%	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	3.04%	3.16%	3.11%	2.83%	3.81%
Portfolio turnover rate[c]	27%	16%	14%	17%	17%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI KLD 400 Social ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$59.39	$51.54	$50.11	$45.41	$32.91

Income from investment operations:
Net investment income[a]	0.95	0.90	0.73	0.65	0.54
Net realized and unrealized gain[b]	10.72	7.86	1.43	4.69	12.50

Total from investment operations	11.67	8.76	2.16	5.34	13.04

Less distributions from:
Net investment income	(0.90)	(0.91)	(0.73)	(0.64)	(0.54)

Total distributions	(0.90)	(0.91)	(0.73)	(0.64)	(0.54)

Net asset value, end of year	$70.16	$59.39	$51.54	$50.11	$45.41

Total return	19.76%	17.25%	4.46%	11.95%	39.84%

Ratios/Supplemental data:
Net assets, end of year (000s)	$350,800	$210,836	$172,663	$157,831	$118,058
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.45%	1.71%	1.54%	1.43%	1.35%
Portfolio turnover rate[c]	13%	11%	9%	10%	14%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI USA ESG Select ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$67.40	$60.98	$59.19	$51.73	$37.96

Income from investment operations:
Net investment income[a]	1.01	1.04	0.86	0.81	0.71
Net realized and unrealized gain[b]	11.12	6.42	1.76	7.47	13.79

Total from investment operations	12.13	7.46	2.62	8.28	14.50

Less distributions from:
Net investment income	(1.04)	(1.04)	(0.83)	(0.82)	(0.73)

Total distributions	(1.04)	(1.04)	(0.83)	(0.82)	(0.73)

Net asset value, end of year	$78.49	$67.40	$60.98	$59.19	$51.73

Total return	18.12%	12.45%	4.58%	16.25%	38.45%

Ratios/Supplemental data:
Net assets, end of year (000s)	$255,081	$208,935	$189,049	$171,641	$131,915
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.38%	1.71%	1.52%	1.56%	1.54%
Portfolio turnover rate[c]	20%	34%	20%	35%	37%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

80	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Cohen & Steers REIT ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$88.36	$78.78	$74.34	$61.37	$37.23

Income from investment operations:
Net investment income[a]	2.07	1.91	1.66	1.39	1.60
Net realized and unrealized gain (loss)[b]	(2.30)	10.03	4.98	13.49	24.48

Total from investment operations	(0.23)	11.94	6.64	14.88	26.08

Less distributions from:
Net investment income	(2.60)	(2.36)	(2.20)	(1.91)	(1.94)

Total distributions	(2.60)	(2.36)	(2.20)	(1.91)	(1.94)

Net asset value, end of year	$85.53	$88.36	$78.78	$74.34	$61.37

Total return	0.05%	15.58%	9.36%	24.84%	71.83%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,715,666	$3,189,852	$2,907,072	$2,598,139	$2,154,045
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	2.58%	2.40%	2.34%	2.18%	3.37%
Portfolio turnover rate[c]	13%	11%	16%	9%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name [a]	Diversification Classification
U.S. Basic Materials	iShares Dow Jones U.S. Basic Materials Sector Index Fund	Non-diversified
U.S. Consumer Goods	iShares Dow Jones U.S. Consumer Goods Sector Index Fund	Non-diversified
U.S. Consumer Services	iShares Dow Jones U.S. Consumer Services Sector Index Fund	Diversified
U.S. Financials	iShares Dow Jones U.S. Financial Sector Index Fund	Non-diversified
U.S. Industrials	iShares Dow Jones U.S. Industrial Sector Index Fund	Diversified
U.S. Financial Services	iShares Dow Jones U.S. Financial Services Index Fund	Non-diversified
U.S. Real Estate	iShares Dow Jones U.S. Real Estate Index Fund	Diversified
MSCI KLD 400 Social	iShares MSCI KLD 400 Social Index Fund	Diversified
MSCI USA ESG Select	iShares MSCI USA ESG Select Social Index Fund	Diversified
Cohen & Steers REIT	iShares Cohen & Steers Realty Majors Index Fund	Non-diversified

[a]	The Funds changed their names effective July 1, 2013.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The Funds may invest in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial

82	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of April 30, 2014, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2014 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the

84	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates. As of April 30, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of April 30, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of April 30, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
U.S. Basic Materials	$10,414,439	$10,414,439	$—
U.S. Consumer Goods	12,185,545	12,185,545	—
U.S. Consumer Services	16,400,759	16,400,759	—
U.S. Financials	45,455,620	45,455,620	—
U.S. Industrials	17,787,614	17,787,614	—
U.S. Financial Services	5,158,211	5,158,211	—
U.S. Real Estate	405,236,345	405,236,345	—
MSCI KLD 400 Social	10,922,541	10,922,541	—
MSCI USA ESG Select	4,645,876	4,645,876	—
Cohen & Steers REIT	253,912,577	253,912,577	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares U.S. Basic Materials, iShares U.S. Consumer Goods, iShares U.S. Consumer Services, iShares U.S. Financials, iShares U.S. Industrials, iShares U.S. Financial Services and iShares U.S. Real Estate ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI KLD 400 Social	0.50%
MSCI USA ESG Select	0.50

Effective July 1, 2013, for its investment advisory services to the iShares Cohen & Steers REIT ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.3500%		First $121 billion
0.3325	[a]	Over $121 billion, up to and including $211 billion
0.3159	[a]	Over $211 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Prior to July 1, 2013, for its investment advisory services to the iShares Cohen & Steers REIT ETF, BFA was entitled to an annual investment advisory fee of 0.35% based on the Fund’s average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral

86	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) each Fund retains 70% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

For the year ended April 30, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
U.S. Basic Materials	$92,828
U.S. Consumer Goods	39,968
U.S. Consumer Services	45,702
U.S. Financials	43,445
U.S. Industrials	65,367

iShares ETF	Fees Paid to BTC
U.S. Financial Services	$8,105
U.S. Real Estate	468,782
MSCI KLD 400 Social	12,849
MSCI USA ESG Select	7,321
Cohen & Steers REIT	346,649

In addition, commencing the business day following the date that the aggregate securities lending income generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 (or lesser amount as may be agreed to by the Funds and BTC) and pursuant to a securities lending agreement, (i) each Fund will receive for the remainder of that calendar year 75% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended April 30, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of year	Shares Purchased	Shares Sold	Shares Held at End of year	Value at End of year	Dividend Income	Net Realized Gain (Loss)
U.S. Financials
BlackRock Inc.	36,368	38,367	(19,602)	55,133	$16,595,033	$342,525	$1,266,522
PNC Financial Services Group Inc. (The)	152,842	160,414	(78,923)	234,333	19,693,345	378,755	1,029,253

					$36,288,378	$721,280	$2,295,775

U.S. Financial Services
BlackRock Inc.	32,130	21,887	(16,973)	37,044	$11,150,244	$261,277	$1,457,113
PNC Financial Services Group Inc. (The)	134,993	92,052	(69,558)	157,487	13,235,207	291,319	784,193

					$24,385,451	$552,596	$2,241,306

MSCI KLD 400 Social
BlackRock Inc.	4,563	3,182	(601)	7,144	$2,150,344	$38,593	$(4,726)
PNC Financial Services Group Inc. (The)	17,788	12,482	(1,884)	28,386	2,385,559	41,177	(264)

					$4,535,903	$79,770	$(4,990)

MSCI USA ESG Select
BlackRock Inc.	—	852	(45)	807	$242,907	$2,850	$1,090
PNC Financial Services Group Inc. (The)	5,128	434	(5,562)	—	—	4,503	161,612

					$242,907	$7,353	$162,702

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2014 were as follows:

iShares ETF	Purchases	Sales
U.S. Basic Materials	$112,212,970	$110,830,913
U.S. Consumer Goods	43,598,206	40,215,267
U.S. Consumer Services	22,300,947	21,757,234
U.S. Financials	81,512,801	79,733,299
U.S. Industrials	80,138,377	83,788,344
U.S. Financial Services	20,593,248	20,964,189
U.S. Real Estate	1,201,376,664	1,273,836,205
MSCI KLD 400 Social	36,805,214	36,617,164
MSCI USA ESG Select	45,545,405	45,507,448
Cohen & Steers REIT	350,759,572	373,056,337

88	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended April 30, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
U.S. Basic Materials	$878,588,688	$572,856,126
U.S. Consumer Goods	60,764,461	141,557,863
U.S. Consumer Services	155,480,916	183,570,680
U.S. Financials	951,941,648	447,761,939
U.S. Industrials	1,050,310,494	1,349,789,210
U.S. Financial Services	311,020,612	243,166,728
U.S. Real Estate	20,086,211,332	20,868,017,093
MSCI KLD 400 Social	145,943,660	48,498,272
MSCI USA ESG Select	30,252,422	18,439,561
Cohen & Steers REIT	355,207,703	661,404,565

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

as of April 30, 2014, attributable to the expiration of capital loss carryforwards, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
U.S. Basic Materials	$50,168,838	$—	$(50,168,838)
U.S. Consumer Goods	32,972,908	—	(32,972,908)
U.S. Consumer Services	62,738,598	—	(62,738,598)
U.S. Financials	85,041,913	—	(85,041,913)
U.S. Industrials	269,612,911	174,512	(269,787,423)
U.S. Financial Services	53,369,791	—	(53,369,791)
U.S. Real Estate	53,907,881	29,220,551	(83,128,432)
MSCI KLD 400 Social	15,229,235	—	(15,229,235)
MSCI USA ESG Select	6,725,171	—	(6,725,171)
Cohen & Steers REIT	61,904,386	16,849,793	(78,754,179)

The tax character of distributions paid during the years ended April 30, 2014 and April 30, 2013 was as follows:

iShares ETF	2014	2013
U.S. Basic Materials
Ordinary income	$12,509,443	$10,949,161

U.S. Consumer Goods
Ordinary income	$9,220,300	$8,977,121

U.S. Consumer Services
Ordinary income	$4,104,568	$4,990,134

U.S. Financials
Ordinary income	$19,805,516	$9,836,881

U.S. Industrials
Ordinary income	$18,035,938	$10,247,121

U.S. Financial Services
Ordinary income	$6,803,793	$4,571,096

U.S. Real Estate
Ordinary income	$162,396,953	$167,936,210
Long term capital gain	5,226,731	—

	$167,623,684	$167,936,210

MSCI KLD 400 Social
Ordinary income	$3,682,697	$3,029,265

MSCI USA ESG Select
Ordinary income	$3,268,145	$3,104,740

Cohen & Steers REIT
Ordinary income	$85,863,837	$84,162,432

90	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
U.S. Basic Materials	$1,916,913	$(67,538,327)	$(40,728,707)	$—	$(106,350,121)
U.S. Consumer Goods	921,291	(18,490,439)	77,812,689	(86,827)	60,156,714
U.S. Consumer Services	263,656	(20,078,012)	62,781,504	(591,723)	42,375,425
U.S. Financials	271,198	(109,252,096)	69,168,769	—	(39,812,129)
U.S. Industrials	—	(10,058,385)	31,940,358	—	21,881,973
U.S. Financial Services	687,232	(99,139,832)	30,244,666	—	(68,207,934)
U.S. Real Estate	—	—	(187,101,675)	—	(187,101,675)
MSCI KLD 400 Social	322,322	(4,136,754)	71,579,797	—	67,765,365
MSCI USA ESG Select	109,857	(9,764,082)	58,815,333	—	49,161,108
Cohen & Steers REIT	—	(322,214,154)	138,300,586	(1,291,719)	(185,205,287)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2015.

As of April 30, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
U.S. Basic Materials	$44,063,353	$2,027,542	$2,533,237	$8,036,664	$10,812,780	$64,751	$67,538,327
U.S. Consumer Goods	3,678,456	1,320,322	—	1,597,881	11,893,780	—	18,490,439
U.S. Consumer Services	8,071,142	183,523	—	3,693,668	6,983,187	1,146,492	20,078,012
U.S. Financials	3,340,914	38,903	2,428,708	50,933,047	52,510,524	—	109,252,096
U.S. Industrials	506,140	230,285	—	276,129	9,045,831	—	10,058,385
U.S. Financial Services	9,746,211	—	1,046,051	40,231,342	41,743,037	6,373,191	99,139,832
MSCI KLD 400 Social	—	—	—	—	3,761,794	374,960	4,136,754
MSCI USA ESG Select	—	—	—	—	9,689,957	74,125	9,764,082
Cohen & Steers REIT	29,992,463	—	—	195,808,359	96,413,332	—	322,214,154

[a]	Must be utilized prior to losses subject to expiration.

For the year ended April 30, 2014, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
U.S. Financials	$2,715,158
U.S. Industrials	3,123,239
U.S. Financial Services	223,459
U.S. Real Estate	23,640,196
MSCI KLD 400 Social	534,308
MSCI USA ESG Select	6,313,238
Cohen & Steers REIT	5,352,546

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Basic Materials	$991,808,741	$59,751,544	$(100,480,251)	$(40,728,707)
U.S. Consumer Goods	397,395,379	88,166,783	(10,354,094)	77,812,689
U.S. Consumer Services	375,571,457	76,131,582	(13,350,078)	62,781,504
U.S. Financials	1,536,620,511	139,602,461	(70,433,692)	69,168,769
U.S. Industrials	881,276,395	61,215,734	(29,275,376)	31,940,358
U.S. Financial Services	567,865,291	63,568,572	(33,323,906)	30,244,666
U.S. Real Estate	5,147,924,366	87,312,811	(274,414,486)	(187,101,675)
MSCI KLD 400 Social	290,010,979	76,989,089	(5,409,292)	71,579,797
MSCI USA ESG Select	200,890,200	61,024,141	(2,208,808)	58,815,333
Cohen & Steers REIT	2,835,645,012	347,981,616	(209,681,030)	138,300,586

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

6.	LEGAL PROCEEDINGS

On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund (the “Plaintiffs”) against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF. The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the above eight funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts, and monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit. On August 28, 2013, the court dismissed the claims without prejudice. The deadline for the Plaintiffs’ request to amend the complaint was September 17, 2013. The Plaintiffs submitted a motion to extend the time to file and the court granted the 30-day extension until October 17, 2013. The Plaintiffs did not amend their complaint prior to this deadline. The Court dismissed the complaint with prejudice on October 24, 2013. The Plaintiffs filed a notice of appeal on November 8, 2013. On February 13, 2014, the Plaintiffs filed an appeal brief with the United States Court of Appeals for the Sixth Circuit (the “Sixth Circuit”). The Defendants filed a response on March 17, 2014. The Plaintiffs filed their response on April 3, 2014. The Sixth Circuit will consider the matter and is expected to render a decision later in 2014.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

92	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares U.S. Basic Materials ETF, iShares U.S. Consumer Goods ETF, iShares U.S. Consumer Services ETF, iShares U.S. Financials ETF, iShares U.S. Industrials ETF, iShares U.S. Financial Services ETF, iShares U.S. Real Estate ETF, iShares MSCI KLD 400 Social ETF, iShares MSCI USA ESG Select ETF and iShares Cohen & Steers REIT ETF (the “Funds”) at April 30, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 19, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	93

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30,2014 qualified for the dividends-received deduction:

iShares ETF	Dividends- Received Deduction
U.S. Basic Materials	100.00%
U.S. Consumer Goods	100.00
U.S. Consumer Services	100.00
U.S. Financials	80.75
U.S. Industrials	100.00

iShares ETF	Dividends- Received Deduction
U.S. Financial Services	100.00%
U.S. Real Estate	0.52
MSCI KLD 400 Social	100.00
MSCI USA ESG Select	100.00

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2014:

iShares ETF	Qualified Dividend Income
U.S. Basic Materials	$12,509,443
U.S. Consumer Goods	9,220,300
U.S. Consumer Services	4,104,568
U.S. Financials	17,541,101
U.S. Industrials	18,035,938

iShares ETF	Qualified Dividend Income
U.S. Financial Services	$6,803,793
U.S. Real Estate	13,614,401
MSCI KLD 400 Social	3,682,697
MSCI USA ESG Select	3,268,145
Cohen & Steers REIT	536,564

Under Section 852(b)(3)(C) of the Code, the iShares U.S. Real Estate ETF designates $5,226,731 as long-term capital gain dividends for the fiscal year ended April 30, 2014.

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

94	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
U.S. Basic Materials	$1.392274	$—	$—	$1.392274	100%	—%	—%	100%
U.S. Consumer Goods	1.823610	—	—	1.823610	100	—	—	100
U.S. Consumer Services	1.002471	—	—	1.002471	100	—	—	100
U.S. Financials	1.066219	—	0.081498	1.147717	93	—	7	100
U.S. Industrials	1.381363	—	—	1.381363	100	—	—	100
U.S. Financial Services	0.918259	—	—	0.918259	100	—	—	100
U.S. Real Estate	2.568746	—	—	2.568746	100	—	—	100
MSCI KLD 400 Social	0.890091	—	0.006243	0.896334	99	—	1	100
MSCI USA ESG Select	1.027998	—	0.010267	1.038265	99	—	1	100
Cohen & Steers REIT	2.604574	—	—	2.604574	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	95

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares U.S. Basic Materials ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	2	0.15%
Between 0.5% and –0.5%	1,315	99.70
Less than –0.5%	2	0.15

	1,319	100.00%

iShares U.S. Consumer Goods ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,318	99.92

	1,319	100.00%

iShares U.S. Consumer Services ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.08%
Greater than 0.5% and Less than 1.0%	2	0.15
Between 0.5% and –0.5%	1,313	99.54
Less than –0.5% and Greater than –1.0%	3	0.23

	1,319	100.00%

96	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares U.S. Financials ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.08%
Greater than 0.5% and Less than 1.0%	8	0.61
Between 0.5% and –0.5%	1,306	99.00
Less than –0.5% and Greater than –1.0%	3	0.23
Less than –1.0% and Greater than –1.5%	1	0.08

	1,319	100.00%

iShares U.S. Industrials ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,317	99.84
Less than –0.5%	1	0.08

	1,319	100.00%

iShares U.S. Financial Services ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.08%
Greater than 0.5% and Less than 1.0%	3	0.22
Between 0.5% and –0.5%	1,313	99.54
Less than –0.5% and Greater than –1.0%	1	0.08
Less than –1.0% and Greater than –1.5%	1	0.08

	1,319	100.00%

SUPPLEMENTAL INFORMATION	97

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares U.S. Real Estate ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	5	0.38%
Between 0.5% and –0.5%	1,310	99.32
Less than –0.5% and Greater than –1.0%	4	0.30

	1,319	100.00%

iShares MSCI KLD 400 Social ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,317	99.84
Less than –0.5%	1	0.08

	1,319	100.00%

iShares MSCI USA ESG Select ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	2	0.15%
Between 0.5% and –0.5%	1,316	99.77
Less than –0.5%	1	0.08

	1,319	100.00%

iShares Cohen & Steers REIT ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	4	0.30%
Between 0.5% and –0.5%	1,312	99.46
Less than –0.5% and Greater than –1.0%	1	0.08
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08

	1,319	100.00%

98	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 301 funds (as of April 30, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (43)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).	Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	99

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

100	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	101

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

102	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices, LLC, MSCI Inc. or Cohen & Steers Capital Management, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-42-0414

APRIL 30, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares U.S. Aerospace & Defense ETF | ITA | NYSE Arca
➢	iShares U.S. Broker-Dealers ETF | IAI | NYSE Arca
➢	iShares U.S. Healthcare Providers ETF | IHF | NYSE Arca
➢	iShares U.S. Home Construction ETF | ITB | NYSE Arca
➢	iShares U.S. Insurance ETF | IAK | NYSE Arca
➢	iShares U.S. Medical Devices ETF | IHI | NYSE Arca
➢	iShares U.S. Oil & Gas Exploration & Production ETF | IEO | NYSE Arca
➢	iShares U.S. Oil Equipment & Services ETF | IEZ | NYSE Arca
➢	iShares U.S. Pharmaceuticals ETF | IHE | NYSE Arca
➢	iShares U.S. Regional Banks ETF | IAT | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. DOMESTIC MARKET OVERVIEW

Domestic equities delivered solid performance for the 12-month period ended April 30, 2014 (the “reporting period”), with the Dow Jones Industrial Average and S&P 500® reaching several record highs throughout the reporting period. Performance was mixed however, as the actions of the U.S. Federal Reserve Bank (the “Fed”) kept volatility levels elevated.

The reporting period began in a positive environment for domestic equities, as investors responded to encouraging data, including a rebound in the housing market and strong corporate fundamentals. The Fed’s ongoing quantitative easing program (“QE3”) helped to support stock market strength. However, the health of the U.S. economy triggered concerns that the Fed would terminate QE3 earlier than had been previously expected. The Fed escalated those concerns with comments made in June 2013 about “tapering” QE3, indicating that the Fed might begin scaling back its bond-purchasing program if the U.S. economy and labor market showed further signs of improvement. Those comments spurred market volatility and declines over the course of the next several months, until the Fed announced in September 2013 that it would delay any tapering of stimulus until the economic recovery appeared more sustainable. When the Fed did, in fact, begin to reduce its bond-buying program at the end of 2013, the effect on markets was positive, as investors had digested the possibility of tapering and were reassured that the tapering of the stimulus would be gradual.

Markets continued to gain strength during the first four months of 2014, although mixed data kept performance volatile. The U.S. economy grew only moderately, as evidenced by an annual gross domestic product (“GDP”) growth in the first quarter of 2014 of 2.3%. Although harsh weather conditions accounted for some of the disappointing growth rate, a decline in export levels also hurt. The labor market rebounded, however. Unemployment levels declined throughout the first quarter of 2014, dipping to 6.3% in April 2014. Other indicators of economic health reflected improvement. Consumer spending climbed 0.9% in March 2014 from February 2014, the biggest monthly increase since August 2009. Industrial production levels expanded throughout the first quarter of 2014, increasing 3.8% in March 2014 versus March 2013.

Discouraging economic data from China weighed on markets. The country registered annual GDP growth of 7.7% for 2013, matching its 7.7% growth rate for 2012, but significantly lagging its 9.3% and 10.5% rates of growth for 2011 and 2010, respectively. For the first quarter of 2014, GDP growth was expected to slow to 7.3% on an annual basis. Factory output growth fell to a five-month low in December 2013, and oil consumption increased at its slowest rate in five years in China, which is the world’s second-largest oil consumer.

Concerns about Europe abated, as the European Union appeared to have emerged from its longest recession since the introduction of the single currency for the collective countries. GDP for the EU as a whole turned positive in the second quarter of 2013, although unemployment levels remained stubbornly high throughout the Eurozone.

For the reporting period, value-oriented stocks outpaced growth-oriented stocks among small- and mid-capitalization stocks, while growth-oriented large-capitalization stocks outperformed their value-oriented counterparts. Underlying the overall relative performance, growth stocks generally outpaced value stocks for much of the reporting period. In the final months of the reporting period, investors largely shifted toward value stocks, as growth-oriented stocks became relatively expensive.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® U.S. AEROSPACE & DEFENSE ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	45.17%	45.19%	45.72%	45.17%	45.19%	45.72%
5 Years	24.15%	24.16%	24.67%	194.98%	195.09%	201.16%
Since Inception	11.25%	11.25%	11.73%	134.71%	134.68%	142.83%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,127.60	$2.32	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. AEROSPACE & DEFENSE ETF

The iShares U.S. Aerospace & Defense ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the aerospace and defense sector, as represented by the Dow Jones U.S. Select Aerospace & Defense IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 45.17%, net of fees, while the total return for the Index was 45.72%.

Aerospace and defense stocks, as represented by the Index, delivered strong performance, as the industry outperformed the broader market, more than doubling the return of the S&P 500®.

During the reporting period, the Index benefited from solid growth in the aerospace industry, as strong demand for commercial aircraft continued to drive results. Growing demand for passenger air travel worldwide meant airlines needed to increase their capacity. As a result, airlines throughout the world placed orders for new jets, as companies grew and renewed their fleets with more fuel-efficient aircraft. The strong demand led to a 7-year backlog of orders for commercial aircraft, which led to solid profit growth, as aerospace companies raced to fill the orders.

For the defense portion of the Index, companies grew profits through corporate restructuring, including staff reductions and improved technology. Overall, global defense spending decreased during the reporting period . Spending in the United States, which holds approximately 41% of the global market share, declined due to budget sequestration, while spending outside of the United States increased, driven by strong growth in Asia and the Middle East. Defense stocks posted solid results during the reporting period, driven by cost cutting and increasing growth related to unmanned aircraft and the F-35 Joint Strike Fighter.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Aerospace & Defense	94.81%
Leisure Products	2.19
Industrial Machinery	1.22
Other**	1.78

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

United Technologies Corp.	9.63%
Boeing Co. (The)	9.11
Lockheed Martin Corp.	6.55
Precision Castparts Corp.	5.88
General Dynamics Corp.	5.85
Raytheon Co.	5.24
Northrop Grumman Corp.	4.99
Textron Inc.	3.64
Rockwell Collins Inc.	3.33
L-3 Communications Holdings Inc.	3.28

TOTAL	57.50%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® U.S. BROKER-DEALERS ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	37.35%	37.52%	37.56%	37.35%	37.52%	37.56%
5 Years	12.12%	12.20%	12.42%	77.21%	77.78%	79.60%
Since Inception	(1.85)%	(1.85)%	(1.61)%	(13.85)%	(13.88)%	(12.17)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,107.00	$2.30	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. BROKER-DEALERS ETF

The iShares U.S. Broker-Dealers ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the investment services sector, as represented by the Dow Jones U.S. Select Investment Services IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 37.35%, net of fees, while the total return for the Index was 37.56%.

The Index posted a solid gain for the reporting period, outperforming the broader market, as represented by the S&P 500®. Broker-dealers delivered strong revenue growth, driven by the advancing stock market and increasing sales of alternative products.

The Index rallied during the reporting period, following the contour of the broader stock market. Broker-dealers benefitted most from the rising stock market, as increasing assets under management meant higher fee revenue for financial services firms. Aside from the rising stock market, the industry experienced a shift in revenue away from traditional variable annuity products toward alternative products. However, the industry also generated record sales of non-traded real estate investment trusts (“REITs”), as well as solid sales for other alternative products. During the reporting period, the rising stock market and the growth in REIT sales generated solid revenue and profits for broker-dealers.

At the other end of the spectrum, the revenue from variable annuity products, which has been a large and profitable revenue stream for many broker-dealers, was relatively flat during the reporting period. Variable annuity products offered fewer insurance benefits, making the products less attractive to clients. Ultimately, investors embraced the signs of growth in the broker-dealer industry, which propelled the Index to gains during the reporting period.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Investment Banking & Brokerage	70.81%
Specialized Finance	29.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Goldman Sachs Group Inc. (The)	6.40%
Morgan Stanley	6.32
Charles Schwab Corp. (The)	6.13
IntercontinentalExchange Group Inc.	5.83
CME Group Inc.	5.51
TD Ameritrade Holding Corp.	5.07
E*TRADE Financial Corp.	5.03
Raymond James Financial Inc.	4.92
CBOE Holdings Inc.	4.77
NASDAQ OMX Group Inc. (The)	4.70

TOTAL	54.68%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® U.S. HEALTHCARE PROVIDERS ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.89%	20.89%	21.38%	20.89%	20.89%	21.38%
5 Years	22.56%	22.56%	23.01%	176.50%	176.57%	181.64%
Since Inception	8.84%	8.84%	9.29%	96.99%	96.99%	103.47%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,082.50	$2.27	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. HEALTHCARE PROVIDERS ETF

The iShares U.S. Healthcare Providers ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the healthcare providers sector, as represented by the Dow Jones U.S. Select Health Care Providers IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 20.89%, net of fees, while the total return for the Index was 21.38%.

The Index delivered a solid gain for the reporting period, outperforming the S&P 500®. The industry continued to grow despite a shifting landscape related to the Affordable Care Act (“ACA”).

The focal point for investors following the healthcare providers industry continued to be marketplace changes legislated by the ACA. Expectations about the number and demographics of enrollees were the biggest drivers of the Index’s performance relative to the broader market. Investors varied in opinions about the composition of enrollees, as the percentage of younger, healthier people versus the percentage of older and less healthy people would have a relatively large impact on the profitability of the new health care exchanges.

Enrollment in the health care exchanges started out slow in late 2013, as highly publicized technological glitches slowed the rollout of the ACA. Ultimately, more than 8 million people enrolled in the new health care marketplace, of which 28% were between the ages of 18 and 34. An additional 3.8 million enrolled in the expansion of state Medicare funds, according to the Department of Health and Human Services.

The industry faced pressure from the Congressional budget sequestration, which limited Medicare spending. Ultimately, investors increased investment flows to the health care sector, as solid profits and an evolving marketplace appeared relatively attractive. The Index benefitted from these positive developments during the reporting period.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Managed Health Care	44.91%
Health Care Services	28.73
Health Care Facilities	20.63
Life Sciences Tools & Services	3.09
Health Care Technology	1.07
Other**	1.57

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

UnitedHealth Group Inc.	13.74%
Express Scripts Holding Co.	10.17
WellPoint Inc.	7.36
Aetna Inc.	6.69
Cigna Corp.	5.96
Humana Inc.	4.90
HCA Holdings Inc.	4.85
DaVita HealthCare Partners Inc.	3.90
Laboratory Corp. of America Holdings	2.98
Quest Diagnostics Inc.	2.90

TOTAL	63.45%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® U.S. HOME CONSTRUCTION ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(3.49)%	(3.45)%	(2.96)%	(3.49)%	(3.45)%	(2.96)%
5 Years	16.65%	16.64%	17.25%	115.97%	115.86%	121.57%
Since Inception	(8.14)%	(8.14)%	(7.33)%	(49.32)%	(49.30)%	(45.58)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,037.00	$2.22	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. HOME CONSTRUCTION ETF

The iShares U.S. Home Construction ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the home construction sector, as represented by the Dow Jones U.S. Select Home Construction IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was -3.49%, net of fees, while the total return for the Index was -2.96%.
Home construction stocks, as represented by the Index declined during the reporting period despite gains in the broader economy and stock market. Housing market and business fundamentals were unable to match investors’ expectations during the reporting period.

Interest rates for mortgages rose sharply during the summer of 2013, as investors reacted to the Fed’s announcement of the possibility of reducing its monthly purchases of Treasury and mortgage bonds in May 2013. Rising mortgage rates weighed on housing demand, while slow and steady job creation lent support to the housing market. The increase in interest rates led to a sharp decline in new home sales throughout the summer of 2013, although sales rebounded in subsequent months. Existing home sales remained elevated through the first half of the reporting period, and declined sharply during the second half of the reporting period. Home builders continued to break ground for new homes at an elevated pace, as housing starts rose to their highest level since the financial crisis in 2008.

Investors watched the crosscurrents of demand for housing, as the supply of homes for sale continued to be a significant concern. Overall, investors’ expectations about the supply and demand landscape for home construction weighed on Index performance during the reporting period. In the months following the Fed’s May 2013 announcement, the Index plunged partially due to the drop off in new home sales and rising interest rates. During the second half of the reporting period, the Index rallied, as demand demonstrated some signs of stability.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Homebuilding	65.24%
Building Products	11.04
Home Improvement Retail	9.59
Home Furnishings	5.13
Trading Companies & Distributors	2.93
Specialty Chemicals	2.82
Construction Materials	1.78
Forest Products	1.47

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Lennar Corp. Class A	9.98%
D.R. Horton Inc.	9.53
PulteGroup Inc.	9.41
Toll Brothers Inc.	8.32
NVR Inc.	6.99
Home Depot Inc. (The)	4.68
Lowe’s Companies Inc.	3.54
Ryland Group Inc. (The)	3.54
KB Home	3.06
Meritage Homes Corp.	2.89

TOTAL	61.94%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® U.S. INSURANCE ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.39%	20.36%	20.96%	20.39%	20.36%	20.96%
5 Years	20.84%	20.95%	21.45%	157.66%	158.80%	164.23%
Since Inception	0.74%	0.73%	1.20%	6.05%	6.02%	9.97%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,042.90	$2.23	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. INSURANCE ETF

The iShares U.S. Insurance ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the insurance sector, as represented by the Dow Jones U.S. Select Insurance IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 20.39%, net of fees, while the total return for the Index was 20.96%.

Insurance stocks, as represented by the Index, posted solid performance during the reporting period. A strong rally in the first half of the reporting period buoyed the Index, although relatively flat performance in the second half of the reporting period limited the Index’s return.

During the first half of the reporting period, the Index delivered solid performance. The insurance industry experienced significant earnings momentum, while analysts upgraded their expectations for some insurance companies. The improvement in earnings was largely due to rising insurance premiums, while the improving job market led to rising demand for insurance policies. Modest catastrophe losses also helped insurers’ profitability, and the industry continued to increase reserves for the growing risk of climate change.

During the second half of the reporting period, the Index posted flat performance with significant volatility. Many insurances experienced slower earnings growth, as the pace of premium increases stalled. Insurance underwriting weakened, while insurers generally experienced low returns from their investment portfolios.

The different types of insurers offered mixed results during the reporting period. Life insurers continued to struggle with the low interest rate environment, as most of their investment portfolio consists of lower-yielding, longer-term bonds. Cost reduction and a modest increase in premiums helped life insurers. Low interest rates also restrained property and casualty insurers. However, property and casualty insurers generally experienced rising premiums, earnings momentum and firmer balance sheets.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Property & Casualty Insurance	39.60%
Life & Health Insurance	32.46
Multi-line Insurance	23.32
Insurance Brokers	2.27
Reinsurance	1.34
Other Diversified Financial Services	1.01

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

American International Group Inc.	12.56%
MetLife Inc.	9.66
Prudential Financial Inc.	6.36
ACE Ltd.	5.96
Travelers Companies Inc. (The)	5.56
Aflac Inc.	4.98
Allstate Corp. (The)	4.50
Chubb Corp. (The)	4.05
Hartford Financial Services Group Inc. (The)	2.94
Loews Corp.	2.50

TOTAL	59.07%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® U.S. MEDICAL DEVICES ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	26.15%	26.19%	26.58%	26.15%	26.19%	26.58%
5 Years	19.39%	19.39%	19.90%	142.62%	142.60%	147.83%
Since Inception	8.75%	8.74%	9.27%	95.56%	95.50%	103.14%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,067.40	$2.26	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. MEDICAL DEVICES ETF

The iShares U.S. Medical Devices ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the medical devices sector, as represented by the Dow Jones U.S. Select Medical Equipment IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 26.15%, net of fees, while the total return for the Index was 26.58%.

The Index delivered a strong return for the reporting period, outperforming the broader market, as measured by the S&P 500®. Many medical device manufacturers continued to generate solid profits despite facing pressures related to health care policy.

The performance of the Index followed the contour of the broader market throughout the reporting period. The Index advanced steadily with a few short-term drawdowns that occurred when investors became concerned with the broader economic outlook. During the reporting period, changes in government policy generally had an adverse impact on the industry. The Affordable Care Act (“ACA”) included a 2.3% excise tax on medical device manufacturers, while budget sequestration cut spending for the National Institute of Health, the Centers for Disease Control and Prevention and the U.S. Food and Drug Administration. Faced with higher taxes and lower government spending, device manufacturers restructured their businesses, increased merger and acquisition activity and developed business in higher-growth emerging markets. Modest economic growth also weighed on the health care sector in general, as fewer patients received medical care.

U.S. medical device manufacturers continued to have the largest share of the global market although competition from overseas continued to accelerate during the reporting period. Many of the largest companies continued to generate solid profits, while the excise tax weighed heaviest on smaller companies. During the reporting period, the Index outperformed the broader market despite the shifting competitive landscape, as investors were attracted to the solid growth, valuation and dominant market position of U.S. medical device manufacturers.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Health Care Equipment	87.19%
Life Sciences Tools & Services	12.47
Health Care Technology	0.34

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Abbott Laboratories	11.09%
Medtronic Inc.	10.96
Thermo Fisher Scientific Inc.	8.56
Baxter International Inc.	7.96
Covidien PLC	6.61
Stryker Corp.	4.94
Becton, Dickinson and Co.	4.76
St. Jude Medical Inc.	4.03
Boston Scientific Corp.	3.80
Zimmer Holdings Inc.	3.75

TOTAL	66.46%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® U.S. OIL & GAS EXPLORATION & PRODUCTION ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	28.72%	28.77%	29.31%	28.72%	28.77%	29.31%
5 Years	18.98%	18.99%	19.52%	138.40%	138.54%	143.89%
Since Inception	8.05%	8.05%	8.50%	85.76%	85.78%	92.05%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,097.10	$2.29	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. OIL & GAS EXPLORATION & PRODUCTION ETF

The iShares U.S. Oil & Gas Exploration & Production ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the oil and gas exploration and production sector, as represented by the Dow Jones U.S. Select Oil Exploration & Production IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 28.72%, net of fees, while the total return for the Index was 29.31%.

The Index generated solid performance for the reporting period, outperforming the broader market, as measured by the S&P 500®.

Business activity in the oil and gas exploration and production industry increased during the reporting period. Initially, global oil production outpaced consumption, but that trend reversed in the latter half of the reporting period, as oil production slowed while demand increased. In the U.S., production of oil charged higher throughout the reporting period, hitting a 15-year high in January 2014. Similarly, natural gas production continued to set new all-time highs for most of the reporting period. The widespread use of hydraulic fracturing (or fracking) and horizontal drilling have dramatically expanded natural gas production, creating a supply glut in recent years. Nevertheless, the total supply of natural gas declined, while demand increased during the reporting period. Many companies in the Index benefitted from the favorable trend in oil and gas production during the reporting period.

In the underlying commodities markets, oil prices posted a solid gain during the first half of the reporting period, and generated a relatively flat return in range-bound trading during the second half of the reporting period. Conversely, natural gas prices declined during the first half, and rallied in the second half. For the entire reporting period, natural gas posted a modest return, while oil delivered a solid gain. Advancing oil and gas prices had a positive impact on the Index’s performance during the reporting period.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Oil & Gas Exploration & Production	78.88%
Oil & Gas Refining & Marketing	18.94
Oil & Gas Storage & Transportation	2.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

ConocoPhillips	12.78%
EOG Resources Inc.	7.51
Anadarko Petroleum Corp.	7.00
Phillips 66	6.86
Apache Corp.	4.81
Valero Energy Corp.	4.27
Pioneer Natural Resources Co.	3.87
Marathon Petroleum Corp.	3.84
Devon Energy Corp.	3.76
Noble Energy Inc.	3.62

TOTAL	58.32%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® U.S. OIL EQUIPMENT & SERVICES ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	26.25%	26.33%	26.83%	26.25%	26.33%	26.83%
5 Years	18.61%	18.61%	19.13%	134.74%	134.76%	139.97%
Since Inception	4.63%	4.64%	5.00%	43.64%	43.70%	47.71%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,074.10	$2.26	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. OIL EQUIPMENT & SERVICES ETF

The iShares U.S. Oil Equipment & Services ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the oil equipment and services sector, as represented by the Dow Jones U.S. Select Oil Equipment & Services IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 26.25%, net of fees, while the total return for the Index was 26.83%.

The Index generated solid performance for the reporting period, outperforming the broader market, as measured by the S&P 500®.

Business activity in the oil and gas industry increased during the reporting period. Initially, global oil production outpaced consumption, but that trend reversed in the latter half of the reporting period, as oil production slowed while demand increased. In the U.S., production of oil charged higher throughout the reporting period, hitting a 15-year high in January 2014. Similarly, natural gas production continued to set new all-time highs for most of the reporting period. New technologies have dramatically expanded natural gas production, creating a supply glut in recent years. Nevertheless, the total supply of natural gas declined, while demand increased during the reporting period. Many stocks in the Index benefitted from the favorable trend in oil and gas production during the reporting period, as elevated production required additional equipment and services.

In the underlying commodities markets, oil prices posted a solid gain during the first half of the reporting period, and generated a relatively flat return during the second half of the reporting period. Conversely, natural gas prices declined during the first half, and rallied in the second half. For the entire reporting period, oil delivered a solid gain, while natural gas posted a modest return. Advancing oil and gas prices had a positive impact on the Index’s performance during the reporting period.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Oil & Gas Equipment & Services	78.13%
Oil & Gas Drilling	20.33
Other**	1.54

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Schlumberger Ltd.	21.22%
Halliburton Co.	10.58
National Oilwell Varco Inc.	7.06
Baker Hughes Inc.	6.63
Weatherford International Ltd.	4.07
Transocean Ltd.	3.63
Cameron International Corp.	3.51
FMC Technologies Inc.	3.40
Helmerich & Payne Inc.	3.03
Ensco PLC Class A	3.00

TOTAL	66.13%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® U.S. PHARMACEUTICALS ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	31.92%	31.98%	32.49%	31.92%	31.98%	32.49%
5 Years	27.59%	27.60%	28.16%	238.14%	238.22%	245.78%
Since Inception	14.23%	14.23%	14.77%	189.84%	189.90%	200.86%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,197.20	$2.40	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. PHARMACEUTICALS ETF

The iShares U.S. Pharmaceuticals ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the pharmaceuticals sector, as represented by the Dow Jones U.S. Select Pharmaceuticals IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 31.92%, net of fees, while the total return for the Index was 32.49%.

The Index generated strong performance, outpacing the broader market, as measured by the S&P 500®. Pharmaceutical companies continued to adapt to losing patents on blockbuster drugs through business restructuring and merger and acquisition activity.

During the reporting period, the industry’s strategic decisions included collaboration, acquisition of smaller, niche companies, divesting non-core businesses and corporate restructuring. Several pharmaceutical companies collaborated on the development of their drug pipelines. Some of the larger companies also bought smaller companies that were viewed as strategically important and additive to their broader business goals. Conversely, several large companies spun off non-core businesses into stand-alone companies through stock offerings. Restructuring activity also continued, as several companies reduced staff during the reporting period. In general, investors rewarded these business decisions, as pharmaceutical stocks posted solid performance during the reporting period.

The Food & Drug Administration approved several new drugs during the reporting period, reflecting the successful research and development efforts of many pharmaceuticals companies. Several of the largest pharmaceutical companies also sought to expand their focus to emerging market countries where economic growth is increasing the demand for healthcare.

Investors appeared to embrace the strategic business decisions of many pharmaceutical companies. Pharmaceuticals stocks advanced with the broader market during the first half of the reporting period, and experienced a strong rally in the second half of the reporting period. The rally was due in part to better-than-expected earnings for several pharmaceutical companies.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Pharmaceuticals	93.22%
Biotechnology	5.83
Life Sciences Tools & Services	0.95

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Johnson & Johnson	13.05%
Pfizer Inc.	10.40
Merck & Co. Inc.	9.68
Allergan Inc.	6.75
Bristol-Myers Squibb Co.	6.62
Eli Lilly and Co.	6.02
Actavis PLC	4.53
Forest Laboratories Inc.	3.83
Mylan Inc.	3.63
Zoetis Inc.	3.63

TOTAL	68.14%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance

iSHARES® U.S. REGIONAL BANKS ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	25.24%	25.21%	25.77%	25.24%	25.21%	25.77%
5 Years	14.93%	14.97%	15.46%	100.55%	100.88%	105.22%
Since Inception	(2.61)%	(2.62)%	(2.24)%	(19.10)%	(19.16)%	(16.54)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,076.20	$2.27	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. REGIONAL BANKS ETF

The iShares U.S. Regional Banks ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the regional banks sector, as represented by the Dow Jones U.S. Select Regional Banks IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 25.24%, net of fees, while the total return for the Index was 25.77%.

Regional bank stocks, as represented by the Index, posted strong performance during the reporting period, outperforming the S&P 500®.

Regional banks are traditional lenders that rely on consumers and smaller businesses for their deposit and lending activity. As such, the difference in yield between short- and long-term interest rates tends to have a relatively large impact on the banks’ profitability, as they borrow deposits at lower short-term rates to lend at higher, long-term rates. The Fed’s May 2013 announcement of the potential for tapering long-term bond purchases and the subsequent reduction of monthly long-term bond purchases in January 2014 led to higher long-term interest rates. Meanwhile, the Fed maintained its zero interest rate policy for short-term interest rates during the reporting period. As a result, the U.S. Treasury yield curve steepened somewhat, which meant a larger difference between short- and long-term interest rates. The steepening yield curve created a beneficial lending environment for regional banks, which helped the Index’s performance.

In general, lending activity continued at a modest rate, reflecting the moderate pace of economic growth. Since the credit crisis, banks, businesses and consumers have been in the process of reducing debt and improving solvency. As such, demand for new loans was low, while banks maintained relatively high lending standards. During the reporting period, the credit market improved, as banks became more willing to lend, while demand for many types of loans also increased. The shift toward a credit market with greater participation from lenders and borrowers was a positive development for the Index.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Regional Banks	72.36%
Diversified Banks	22.31
Thrifts & Mortgage Finance	5.33

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

U.S. Bancorp	19.96%
PNC Financial Services Group Inc. (The)	12.05
BB&T Corp.	7.12
SunTrust Banks Inc.	5.49
Fifth Third Bancorp	4.71
M&T Bank Corp.	4.29
Regions Financial Corp.	3.87
KeyCorp	3.26
Comerica Inc.	2.36
Huntington Bancshares Inc.	2.04

TOTAL	65.15%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2013 and held through April 30, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. AEROSPACE & DEFENSE ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.89%

AEROSPACE & DEFENSE — 94.71%
AAR Corp.[a]	144,307	$3,737,551
AeroVironment Inc.[a,b]	91,720	3,097,384
Alliant Techsystems Inc.	62,729	9,046,776
Astronics Corp.[b]	61,316	3,502,370
B/E Aerospace Inc.[b]	135,579	11,899,769
Boeing Co. (The)	271,895	35,079,893
Cubic Corp.	79,356	3,763,855
Curtiss-Wright Corp.	111,385	7,121,957
DigitalGlobe Inc.[a,b]	186,067	5,541,075
Engility Holdings Inc.[a,b]	78,434	3,422,860
Esterline Technologies Corp.[b]	69,632	7,591,281
Exelis Inc.	395,191	7,326,841
GenCorp Inc.[a,b]	216,514	3,801,986
General Dynamics Corp.	205,801	22,524,919
HEICO Corp.	123,276	6,819,628
Hexcel Corp.[b]	193,461	8,065,389
Huntington Ingalls Industries Inc.	88,163	9,080,789
L-3 Communications Holdings Inc.	109,486	12,631,400
Lockheed Martin Corp.	153,738	25,234,555
Moog Inc. Class Ab	107,728	7,050,798
Northrop Grumman Corp.	158,211	19,224,219
Orbital Sciences Corp.[b]	186,118	5,471,869
Precision Castparts Corp.	89,440	22,636,370
Raytheon Co.	211,534	20,197,266
Rockwell Collins Inc.	165,086	12,818,928
Spirit AeroSystems Holdings Inc. Class Ab	243,146	7,301,674
Taser International Inc.[a,b]	210,710	3,402,967
Teledyne Technologies Inc.[b]	78,837	7,320,804
Textron Inc.	343,398	14,044,978
TransDigm Group Inc.	66,441	11,817,861
Triumph Group Inc.	115,723	7,500,008
United Technologies Corp.	313,348	37,078,469

		365,156,489
AIRPORT SERVICES — 0.91%
Wesco Aircraft Holdings Inc.[b]	173,459	3,514,279

		3,514,279
INDUSTRIAL MACHINERY — 1.22%
RBC Bearings Inc.[a,b]	75,653	4,710,156

		4,710,156

Security	Shares	Value

IT CONSULTING & OTHER SERVICES — 0.87%
ManTech International Corp. Class Aa	112,291	$3,349,641

		3,349,641
LEISURE PRODUCTS — 2.18%
Smith & Wesson Holding Corp.[a,b]	252,288	3,872,621
Sturm, Ruger & Co. Inc.[a]	70,575	4,541,501

		8,414,122

TOTAL COMMON STOCKS (Cost: $336,267,567)		385,144,687

SHORT-TERM INVESTMENTS — 7.00%

MONEY MARKET FUNDS — 7.00%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	25,336,913	25,336,913
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	1,378,860	1,378,860
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	251,382	251,382

		26,967,155

TOTAL SHORT-TERM INVESTMENTS (Cost: $26,967,155)		26,967,155

TOTAL INVESTMENTS IN SECURITIES — 106.89% (Cost: $363,234,722)		412,111,842
Other Assets, Less Liabilities — (6.89)%		(26,551,728)

NET ASSETS — 100.00%		$385,560,114

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® U.S. BROKER-DEALERS ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.90%

INVESTMENT BANKING & BROKERAGE — 70.74%
BGC Partners Inc. Class A	1,349,617	$9,676,754
Charles Schwab Corp. (The)	522,825	13,881,004
E*TRADE Financial Corp.[a]	506,879	11,379,434
Evercore Partners Inc. Class A	177,429	9,480,031
FXCM Inc. Class A	586,792	9,083,540
Goldman Sachs Group Inc. (The)	90,589	14,477,934
Greenhill & Co. Inc.	180,380	9,046,057
Investment Technology Group Inc.[a,b]	486,105	10,033,207
KCG Holdings Inc. Class Aa	722,078	7,184,676
LPL Financial Holdings Inc.	199,320	9,437,802
Morgan Stanley	462,538	14,306,300
Piper Jaffray Companies Inc.[a,b]	209,315	9,180,556
Raymond James Financial Inc.	224,155	11,140,503
Stifel Financial Corp.[a,b]	224,102	10,481,251
TD Ameritrade Holding Corp.	359,662	11,473,218

		160,262,267
SPECIALIZED FINANCE — 29.16%
CBOE Holdings Inc.	202,390	10,799,531
CME Group Inc.	177,315	12,481,203
Interactive Brokers Group Inc. Class A	421,629	10,076,933
IntercontinentalExchange Group Inc.	64,494	13,185,153
MarketAxess Holdings Inc.	164,950	8,887,506
NASDAQ OMX Group Inc. (The)	288,493	10,645,392

		66,075,718

TOTAL COMMON STOCKS (Cost: $215,883,923)		226,337,985

SHORT-TERM INVESTMENTS — 6.54%

MONEY MARKET FUNDS — 6.54%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	13,837,225	13,837,225
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	753,035	753,035

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	218,697	$218,697

		14,808,957

TOTAL SHORT-TERM INVESTMENTS (Cost: $14,808,957)		14,808,957

TOTAL INVESTMENTS IN SECURITIES — 106.44% (Cost: $230,692,880)		241,146,942
Other Assets, Less Liabilities — (6.44)%		(14,584,229)

NET ASSETS — 100.00%		$226,562,713

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. HEALTHCARE PROVIDERS ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.90%

DIVERSIFIED SUPPORT SERVICES — 1.05%
Healthcare Services Group Inc.	153,477	$4,466,181

		4,466,181
HEALTH CARE SERVICES — 28.70%
Air Methods Corp.[a,b]	77,708	4,326,004
Amedisys Inc.[a,b]	99,725	1,359,252
Bio-Reference Laboratories Inc.[a,b]	70,990	1,803,146
BioScrip Inc.[a,b]	195,063	1,349,836
CorVel Corp.[a]	33,674	1,533,514
DaVita HealthCare Partners Inc.[a]	239,612	16,605,112
Envision Healthcare Holdings Inc.[a]	144,216	4,873,059
Express Scripts Holding Co.[a]	650,964	43,341,183
Healthways Inc.[a,b]	105,559	1,900,062
IPC The Hospitalist Co. Inc.[a,b]	45,685	1,850,242
Laboratory Corp. of America Holdings[a]	128,857	12,718,186
MEDNAX Inc.[a,b]	163,589	9,692,648
Premier Inc.[a]	74,720	2,241,600
Quest Diagnostics Inc.	220,753	12,346,715
Team Health Holdings Inc.[a,b]	134,892	6,539,564

		122,480,123
HEALTH CARE DISTRIBUTORS — 0.52%
PharMerica Corp.[a,b]	81,567	2,217,807

		2,217,807
HEALTH CARE FACILITIES — 20.61%
Acadia Healthcare Co. Inc.[a,b]	79,756	3,351,347
AmSurg Corp.[a,b]	76,180	3,299,356
Brookdale Senior Living Inc.[a]	192,661	6,134,326
Capital Senior Living Corp.[a,b]	76,503	1,891,919
Community Health Systems Inc.[a]	203,591	7,714,063
Emeritus Corp.[a]	99,591	2,970,800
Ensign Group Inc. (The)	53,629	2,279,232
Hanger Inc.[a,b]	84,763	2,938,733
HCA Holdings Inc.[a]	397,865	20,688,980
HealthSouth Corp.	173,801	6,020,467
Kindred Healthcare Inc.	133,299	3,345,805
LifePoint Hospitals Inc.[a]	96,774	5,411,602
Select Medical Holdings Corp.	169,781	2,370,143
Tenet Healthcare Corp.[a,b]	176,570	7,959,776
Universal Health Services Inc. Class B	141,574	11,579,337

		87,955,886

Security	Shares	Value

HEALTH CARE TECHNOLOGY — 1.06%
HealthStream Inc.[a,b]	60,282	$1,365,387
HMS Holdings Corp.[a,b]	196,184	3,172,295

		4,537,682
LIFE SCIENCES TOOLS & SERVICES — 3.09%
Covance Inc.[a]	93,046	8,214,101
PAREXEL International Corp.[a,b]	109,140	4,949,499

		13,163,600
MANAGED HEALTH CARE — 44.87%
Aetna Inc.	399,295	28,529,628
Centene Corp.[a,b]	106,916	7,099,222
Cigna Corp.	317,615	25,421,905
Health Net Inc.[a]	159,838	5,487,239
Humana Inc.	190,499	20,907,265
Magellan Health Services Inc.[a]	62,678	3,617,774
Molina Healthcare Inc.[a,b]	72,726	2,719,952
Triple-S Management Corp. Class Ba,b	75,798	1,135,454
UnitedHealth Group Inc.	780,447	58,564,743
Universal American Corp.	128,572	921,861
WellCare Health Plans Inc.[a]	84,529	5,703,172
WellPoint Inc.	311,412	31,352,960

		191,461,175

TOTAL COMMON STOCKS
(Cost: $368,141,307)		426,282,454

SHORT-TERM INVESTMENTS — 8.54%

MONEY MARKET FUNDS — 8.54%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	34,001,118	34,001,118
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	1,850,374	1,850,374
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	582,303	582,303

		36,433,795

TOTAL SHORT-TERM INVESTMENTS
(Cost: $36,433,795)		36,433,795

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® U.S. HEALTHCARE PROVIDERS ETF

April 30, 2014

Value

TOTAL INVESTMENTS IN SECURITIES — 108.44%
(Cost: $404,575,102)	$462,716,249
Other Assets, Less Liabilities — (8.44)%	(35,997,199)

NET ASSETS — 100.00%	$426,719,050

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. HOME CONSTRUCTION ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.86%

BUILDING PRODUCTS — 11.02%
Fortune Brands Home & Security Inc.	771,338	$30,737,819
Lennox International Inc.	308,546	25,865,411
Masco Corp.	1,540,417	30,946,978
Owens Corning	691,186	28,234,948
Quanex Building Products Corp.	809,011	15,241,767
Universal Forest Products Inc.	334,340	16,880,827
USG Corp.[a,b]	769,473	22,976,464

		170,884,214
CONSTRUCTION MATERIALS — 1.78%
Eagle Materials Inc.	331,202	27,599,063

		27,599,063
FOREST PRODUCTS — 1.47%
Louisiana-Pacific Corp.[a]	1,388,924	22,764,464

		22,764,464
HOME FURNISHINGS — 5.12%
Ethan Allen Interiors Inc.[b]	633,547	15,382,521
Leggett & Platt Inc.[b]	912,124	29,972,395
Mohawk Industries Inc.[a]	256,998	34,029,105

		79,384,021
HOME IMPROVEMENT RETAIL — 9.58%
Home Depot Inc. (The)	912,004	72,513,438
Lowe’s Companies Inc.	1,192,038	54,726,464
Lumber Liquidators Holdings Inc.[a,b]	243,279	21,204,198

		148,444,100
HOMEBUILDING — 65.14%
Beazer Homes USA Inc.[a,b]	989,111	18,753,545
Cavco Industries Inc.[a,b]	251,474	19,602,398
D.R. Horton Inc.	6,621,589	147,529,003
Hovnanian Enterprises Inc. Class Aa,b	4,680,036	20,872,961
KB Home[b]	2,866,727	47,329,663
Lennar Corp. Class Ab	4,003,415	154,491,785
M.D.C. Holdings Inc.	1,318,488	36,390,269
M/I Homes Inc.[a,b]	947,594	21,102,918
Meritage Homes Corp.[a,b]	1,161,356	44,805,114
NVR Inc.[a,b]	100,508	108,247,116
PulteGroup Inc.	7,918,825	145,627,192
Ryland Group Inc. (The)	1,425,478	54,724,100
Standard-Pacific Corp.[a,b]	4,912,757	39,252,928

Security	Shares	Value

Taylor Morrison Home Corp. Class Aa	1,050,436	$22,279,748
Toll Brothers Inc.[a,b]	3,760,985	128,776,126

		1,009,784,866
SPECIALTY CHEMICALS — 2.82%
Sherwin-Williams Co. (The)	218,477	43,660,444

		43,660,444
TRADING COMPANIES & DISTRIBUTORS — 2.93%
Beacon Roofing Supply Inc.[a,b]	559,121	19,893,525
Watsco Inc.	248,023	25,524,047

		45,417,572

TOTAL COMMON STOCKS
(Cost: $1,639,196,027)		1,547,938,744

SHORT-TERM INVESTMENTS — 11.94%

MONEY MARKET FUNDS — 11.94%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	173,525,067	173,525,067
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	9,443,406	9,443,406
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	2,035,001	2,035,001

		185,003,474

TOTAL SHORT-TERM INVESTMENTS
(Cost: $185,003,474)		185,003,474

TOTAL INVESTMENTS IN SECURITIES — 111.80%
(Cost: $1,824,199,501)		1,732,942,218
Other Assets, Less Liabilities — (11.80)%		(182,904,524)

NET ASSETS — 100.00%		$1,550,037,694

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® U.S. INSURANCE ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.89%

INSURANCE BROKERS — 2.27%
Arthur J. Gallagher & Co.	46,079	$2,074,476
Brown & Brown Inc.	37,573	1,118,924
eHealth Inc.[a,b]	6,527	273,416

		3,466,816
LIFE & HEALTH INSURANCE — 32.42%
Aflac Inc.	121,170	7,599,782
American Equity Investment Life Holding Co.	24,235	565,160
CNO Financial Group Inc.	69,347	1,196,236
Lincoln National Corp.	74,694	3,623,406
MetLife Inc.	281,496	14,736,316
National Western Life Insurance Co. Class A	835	194,764
Primerica Inc.	17,813	817,438
Principal Financial Group Inc.	78,244	3,664,949
Protective Life Corp.	24,524	1,254,403
Prudential Financial Inc.	120,134	9,692,411
StanCorp Financial Group Inc.	14,006	855,767
Symetra Financial Corp.	32,052	662,194
Torchmark Corp.	26,508	2,112,688
Unum Group	75,961	2,523,424

		49,498,938
MULTI-LINE INSURANCE — 23.30%
American Financial Group Inc.	22,410	1,309,416
American International Group Inc.	360,530	19,154,959
American National Insurance Co.	1,708	191,996
Assurant Inc.	22,170	1,494,480
Genworth Financial Inc. Class Aa	146,237	2,610,330
Hartford Financial Services Group Inc. (The)	124,921	4,480,916
HCC Insurance Holdings Inc.	31,001	1,424,186
Horace Mann Educators Corp.	14,052	422,544
Kemper Corp.	16,888	665,556
Loews Corp.	86,673	3,811,012

		35,565,395
OTHER DIVERSIFIED FINANCIAL SERVICES — 1.00%
Voya Financial Inc.	43,328	1,533,378

		1,533,378
PROPERTY & CASUALTY INSURANCE — 39.56%
ACE Ltd.	88,768	9,082,742
Allied World Assurance Co. Holdings Ltd.	10,542	1,135,268

Security	Shares	Value

Allstate Corp. (The)	120,540	$6,864,753
Ambac Financial Group Inc.[a]	15,295	461,603
Amerisafe Inc.	6,663	284,177
AmTrust Financial Services Inc.[b]	10,621	410,714
Arch Capital Group Ltd.[a,b]	35,275	2,021,963
Argo Group International Holdings Ltd.[b]	9,169	407,287
Assured Guaranty Ltd.	50,478	1,206,929
Axis Capital Holdings Ltd.	32,816	1,501,332
Chubb Corp. (The)	67,026	6,171,754
Cincinnati Financial Corp.	44,039	2,146,461
CNA Financial Corp.	9,313	381,367
Employers Holdings Inc.	11,382	231,624
Erie Indemnity Co. Class A	8,278	593,119
First American Financial Corp.	34,033	905,278
Hanover Insurance Group Inc. (The)	14,203	830,165
Hilltop Holdings Inc.[a]	22,246	496,976
Infinity Property and Casualty Corp.	4,075	261,493
Markel Corp.[a]	4,136	2,588,805
MBIA Inc.[a]	46,973	569,313
Mercury General Corp.	9,176	439,163
National Interstate Corp.	6,424	180,000
Navigators Group Inc. (The)[a]	3,876	220,816
Old Republic International Corp.	76,094	1,260,117
OneBeacon Insurance Group Ltd. Class Ab	8,573	132,367
ProAssurance Corp.	19,539	887,461
Progressive Corp. (The)	155,781	3,777,689
RLI Corp.	11,608	499,840
Safety Insurance Group Inc.	4,628	248,570
Selective Insurance Group Inc.	19,308	442,926
Travelers Companies Inc. (The)	93,702	8,487,527
United Fire Group Inc.	7,887	219,416
W.R. Berkley Corp.	32,484	1,437,092
White Mountains Insurance Group Ltd.	1,769	1,054,784
XL Group PLC	81,459	2,553,740

		60,394,631
REINSURANCE — 1.34%
Alleghany Corp.[a]	5,019	2,047,652

		2,047,652

TOTAL COMMON STOCKS (Cost: $122,813,016)		152,506,810

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. INSURANCE ETF

April 30, 2014

Security	Shares	Value

SHORT-TERM INVESTMENTS — 0.71%

MONEY MARKET FUNDS — 0.71%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	838,478	$838,478
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	45,631	45,631
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	191,434	191,434

		1,075,543

TOTAL SHORT-TERM INVESTMENTS (Cost: $1,075,543)		1,075,543

TOTAL INVESTMENTS IN SECURITIES — 100.60% (Cost: $123,888,559)		153,582,353
Other Assets, Less Liabilities — (0.60)%		(909,306)

NET ASSETS — 100.00%		$152,673,047

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® U.S. MEDICAL DEVICES ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.87%

HEALTH CARE EQUIPMENT — 87.07%
Abbott Laboratories	2,024,871	$78,443,503
ABIOMED Inc.[a,b]	88,354	2,093,106
Accuray Inc.[a,b]	176,781	1,484,960
Analogic Corp.	31,347	2,353,533
ArthroCare Corp.[a]	65,294	3,168,718
Baxter International Inc.	774,089	56,345,938
Becton, Dickinson and Co.	297,862	33,667,342
Boston Scientific Corp.[a]	2,129,505	26,853,058
C.R. Bard Inc.	133,563	18,342,207
Cantel Medical Corp.	83,097	2,755,496
Cardiovascular Systems Inc.[a,b]	70,629	2,030,584
CareFusion Corp.[a]	374,896	14,643,438
Covidien PLC	655,924	46,734,585
Cynosure Inc. Class Aa,b	53,046	1,301,749
DexCom Inc.[a,b]	143,169	4,644,402
Edwards Lifesciences Corp.[a,b]	195,081	15,893,249
Globus Medical Inc. Class Aa,b	131,349	3,207,543
HeartWare International Inc.[a,b]	36,406	3,093,054
Hill-Rom Holdings Inc.	128,571	4,803,413
Hologic Inc.[a,b]	520,050	10,913,249
IDEXX Laboratories Inc.[a]	96,547	12,207,403
Insulet Corp.[a,b]	118,480	4,458,402
Integra LifeSciences Holdings Corp.[a,b]	58,311	2,657,815
Intuitive Surgical Inc.[a]	61,666	22,304,592
Invacare Corp.	78,864	1,246,051
Masimo Corp.[a]	122,570	3,279,973
Medtronic Inc.	1,317,510	77,495,938
Natus Medical Inc.[a,b]	73,523	1,825,576
NuVasive Inc.[a,b]	106,609	3,593,789
NxStage Medical Inc.[a,b]	146,414	1,674,976
ResMed Inc.[b]	266,430	13,281,535
Sirona Dental Systems Inc.[a,b]	112,146	8,435,622
St. Jude Medical Inc.	448,951	28,494,920
Steris Corp.	127,236	6,113,690
Stryker Corp.	449,637	34,959,277
Symmetry Medical Inc.[a]	109,869	907,518
Teleflex Inc.	83,043	8,477,860
Thoratec Corp.[a]	128,842	4,223,441
Tornier NVa,b	94,701	1,607,076
Varian Medical Systems Inc.[a,b]	185,512	14,757,480
Volcano Corp.[a,b]	126,839	2,227,293
Wright Medical Group Inc.[a,b]	116,557	3,187,834

Security	Shares	Value

Zimmer Holdings Inc.	273,880	$26,511,584

		616,702,772
HEALTH CARE TECHNOLOGY — 0.34%
Omnicell Inc.[a,b]	89,322	2,365,247

		2,365,247
LIFE SCIENCES TOOLS & SERVICES — 12.46%
Bio-Rad Laboratories Inc. Class Aa	43,793	5,395,735
Bruker Corp.[a]	236,470	4,885,470
Fluidigm Corp.[a,b]	67,853	2,548,559
Thermo Fisher Scientific Inc.	531,375	60,576,750
Waters Corp.[a]	150,427	14,823,077

		88,229,591

TOTAL COMMON STOCKS (Cost: $663,732,072)		707,297,610

SHORT-TERM INVESTMENTS — 9.31%

MONEY MARKET FUNDS — 9.31%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	62,062,579	62,062,579
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	3,377,507	3,377,507
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	523,337	523,337

		65,963,423

TOTAL SHORT-TERM INVESTMENTS (Cost: $65,963,423)		65,963,423

TOTAL INVESTMENTS IN SECURITIES — 109.18% (Cost: $729,695,495)		773,261,033
Other Assets, Less Liabilities — (9.18)%		(65,006,351)

NET ASSETS — 100.00%		$708,254,682

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. OIL & GAS EXPLORATION & PRODUCTION ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.98%

OIL & GAS EXPLORATION & PRODUCTION — 78.86%
Anadarko Petroleum Corp.	341,549	$33,820,182
Antero Resources Corp.[a,b]	25,104	1,648,580
Apache Corp.	267,680	23,234,624
Approach Resources Inc.[a,b]	24,586	510,159
Athlon Energy Inc.[a]	33,471	1,352,564
Bill Barrett Corp.[a,b]	33,828	801,047
Bonanza Creek Energy Inc.[a]	19,508	948,479
Cabot Oil & Gas Corp.	286,579	11,256,823
Carrizo Oil & Gas Inc.[a]	28,336	1,559,047
Chesapeake Energy Corp.	343,692	9,881,145
Cimarex Energy Co.	59,069	7,036,299
Clayton Williams Energy Inc.[a,b]	4,161	601,181
Cobalt International Energy Inc.[a]	201,539	3,627,702
Comstock Resources Inc.	30,792	856,018
Concho Resources Inc.[a]	71,386	9,312,304
ConocoPhillips	831,103	61,759,264
Contango Oil & Gas Co.[a]	10,741	515,998
Continental Resources Inc.[a]	29,079	4,028,023
Denbury Resources Inc.	242,192	4,073,669
Devon Energy Corp.	259,748	18,182,360
Energen Corp.	49,501	3,856,623
Energy XXI (Bermuda) Ltd.	47,911	1,146,510
EOG Resources Inc.	370,326	36,291,948
EP Energy Corp. Class Aa	23,822	462,861
EPL Oil & Gas Inc.[a]	23,197	907,931
EQT Corp.	102,410	11,161,666
EXCO Resources Inc.[b]	117,061	743,337
Goodrich Petroleum Corp.[a,b]	24,158	607,574
Gulfport Energy Corp.[a]	58,012	4,273,744
Halcon Resources Corp.[a,b]	172,199	950,538
Kodiak Oil & Gas Corp.[a,b]	181,039	2,301,006
Kosmos Energy Ltd.[a,b]	68,731	750,543
Laredo Petroleum Inc.[a,b]	40,171	1,174,198
Magnum Hunter Resources Corp.[a,b]	110,687	940,839
Marathon Oil Corp.	472,754	17,090,057
Matador Resources Co.[a,b]	37,148	1,066,891
Murphy Oil Corp.	116,895	7,414,650
Newfield Exploration Co.[a]	92,933	3,145,782
Noble Energy Inc.	244,118	17,522,790
Northern Oil and Gas Inc.[a,b]	38,793	598,576
Oasis Petroleum Inc.[a,b]	65,101	3,027,848
PDC Energy Inc.[a,b]	24,418	1,554,694
Penn Virginia Corp.[a]	36,080	600,371

Security	Shares	Value

Pioneer Natural Resources Co.	96,935	$18,734,627
QEP Resources Inc.	122,011	3,744,518
Range Resources Corp.	111,100	10,048,995
Resolute Energy Corp.[a,b]	41,903	314,273
Rex Energy Corp.[a,b]	30,041	632,663
Rosetta Resources Inc.[a]	41,896	1,983,357
RSP Permian Inc.[a,b]	14,144	400,982
Sanchez Energy Corp.[a,b]	31,095	879,367
SandRidge Energy Inc.[a,b]	247,306	1,696,519
SM Energy Co.	45,683	3,386,481
Southwestern Energy Co.[a]	239,515	11,467,978
Stone Energy Corp.[a]	33,952	1,665,346
Swift Energy Co.[a,b]	29,606	365,042
Synergy Resources Corp.[a,b]	43,850	510,414
Triangle Petroleum Corp.[a,b]	44,883	431,774
Ultra Petroleum Corp.[a,b]	104,107	3,102,389
W&T Offshore Inc.	23,624	453,581
Whiting Petroleum Corp.[a]	80,653	5,945,739
WPX Energy Inc.[a]	137,594	2,928,000

		381,288,490
OIL & GAS REFINING & MARKETING — 18.94%
Clean Energy Fuels Corp.[a,b]	45,720	404,622
CVR Energy Inc.	10,664	524,136
Delek US Holdings Inc.	25,463	814,561
HollyFrontier Corp.	135,081	7,103,910
Marathon Petroleum Corp.	199,799	18,571,317
PBF Energy Inc.	47,355	1,457,587
Phillips 66	398,411	33,155,763
Tesoro Corp.	89,682	5,048,200
Valero Energy Corp.	361,158	20,647,403
Western Refining Inc.	36,575	1,591,012
World Fuel Services Corp.	49,017	2,232,234

		91,550,745
OIL & GAS STORAGE & TRANSPORTATION — 2.18%
Cheniere Energy Inc.[a]	149,213	8,423,074
Targa Resources Corp.	19,667	2,123,839

		10,546,913

TOTAL COMMON STOCKS (Cost: $447,109,401)		483,386,148

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® U.S. OIL & GAS EXPLORATION & PRODUCTION ETF

April 30, 2014

Security	Shares	Value

WARRANTS — 0.00%

OIL & GAS EXPLORATION & PRODUCTION — 0.00%
Magnum Hunter Resources Corp. (Expires 04/15/16)[a,b]	12,939	$—

		—

TOTAL WARRANTS (Cost: $0)		—

SHORT-TERM INVESTMENTS — 3.73%

MONEY MARKET FUNDS — 3.73%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	16,947,445	16,947,445
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	922,297	922,297
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	154,351	154,351

		18,024,093

TOTAL SHORT-TERM INVESTMENTS (Cost: $18,024,093)		18,024,093

TOTAL INVESTMENTS IN SECURITIES — 103.71% (Cost: $465,133,494)		501,410,241
Other Assets, Less Liabilities — (3.71)%		(17,934,653)

NET ASSETS — 100.00%		$483,475,588

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. OIL EQUIPMENT & SERVICES ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.84%

INDUSTRIAL MACHINERY — 0.68%
Chart Industries Inc.[a]	57,427	$3,917,670

		3,917,670
OIL & GAS DRILLING — 20.30%
Atwood Oceanics Inc.[a]	108,122	5,358,526
Diamond Offshore Drilling Inc.[b]	126,783	6,923,620
Ensco PLC Class A	344,380	17,373,971
Helmerich & Payne Inc.	161,240	17,518,726
Hercules Offshore Inc.[a,b]	370,046	1,654,105
Nabors Industries Ltd.	432,411	11,035,129
Nobel Corp. PLC	401,258	12,362,759
Parker Drilling Co.[a,b]	271,510	1,800,111
Patterson-UTI Energy Inc.	251,787	8,190,631
Pioneer Energy Services Corp.[a]	145,278	2,174,812
Rowan Companies PLC Class Aa	218,450	6,754,474
Transocean Ltd.	487,813	21,010,106
Unit Corp.[a]	82,303	5,427,883

		117,584,853
OIL & GAS EQUIPMENT & SERVICES — 78.00%
Baker Hughes Inc.	549,042	38,378,036
Basic Energy Services Inc.[a,b]	63,487	1,677,327
Bristow Group Inc.	67,690	5,198,592
C&J Energy Services Inc.[a,b]	98,503	2,961,000
Cameron International Corp.[a]	312,611	20,307,211
CARBO Ceramics Inc.[b]	37,976	5,313,222
Core Laboratories NV	70,140	13,163,875
Dresser-Rand Group Inc.[a]	132,746	8,023,168
Dril-Quip Inc.[a]	71,086	8,041,248
ERA Group Inc.[a]	45,558	1,300,681
Exterran Holdings Inc.	113,015	4,861,905
FMC Technologies Inc.[a]	346,380	19,639,746
Forum Energy Technologies Inc.[a]	109,760	3,277,434
Frank’s International NV	71,310	1,956,033
Geospace Technologies Corp.[a,b]	29,168	1,695,536
GulfMark Offshore Inc. Class A	52,914	2,381,659
Halliburton Co.	970,023	61,179,351
Helix Energy Solutions Group Inc.[a]	189,609	4,558,200
Hornbeck Offshore Services Inc.[a,b]	68,199	2,825,485
ION Geophysical Corp.[a,b]	311,132	1,368,981
Key Energy Services Inc.[a,b]	282,994	2,841,260
Matrix Service Co.[a,b]	59,488	1,842,343
McDermott International Inc.[a,b]	472,160	3,413,717
National Oilwell Varco Inc.	520,029	40,837,877
Newpark Resources Inc.[a,b]	191,099	2,300,832

Security	Shares	Value

Oceaneering International Inc.	170,854	$12,520,181
Oil States International Inc.[a]	90,421	8,783,496
PHI Inc.[a,b]	31,328	1,403,494
RPC Inc.	128,031	2,846,129
Schlumberger Ltd.	1,208,536	122,726,831
SEACOR Holdings Inc.[a]	38,519	3,212,099
Superior Energy Services Inc.	273,427	9,001,217
Tesco Corp.[a]	77,256	1,545,120
TETRA Technologies Inc.[a,b]	175,219	2,190,238
Tidewater Inc.	94,889	4,832,697
Weatherford International Ltd.[a,b]	1,120,029	23,520,609

		451,926,830
OIL & GAS EXPLORATION & PRODUCTION — 0.86%
Diamondback Energy Inc.[a,b]	69,508	5,000,405

		5,000,405

TOTAL COMMON STOCKS
(Cost: $515,701,787)		578,429,758

SHORT-TERM INVESTMENTS — 8.78%

MONEY MARKET FUNDS — 8.78%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	47,264,274	47,264,274
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	2,572,168	2,572,168
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,028,438	1,028,438

		50,864,880

TOTAL SHORT-TERM INVESTMENTS
(Cost: $50,864,880)		50,864,880

TOTAL INVESTMENTS IN SECURITIES — 108.62%
(Cost: $566,566,667)		629,294,638
Other Assets, Less Liabilities — (8.62)%		(49,925,869)

NET ASSETS — 100.00%		$579,368,769

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® U.S. PHARMACEUTICALS ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.96%

BIOTECHNOLOGY — 5.83%
Aegerion Pharmaceuticals Inc.[a,b]	7,080	$313,361
AMAG Pharmaceuticals Inc.[a,b]	132,704	2,423,175
ARIAD Pharmaceuticals Inc.[a,b]	585,953	4,259,878
Infinity Pharmaceuticals Inc.[a,b]	114,261	1,116,330
Ironwood Pharmaceuticals Inc. Class Aa,b	817,625	9,010,228
Kythera Biopharmaceuticals Inc.[a,b]	111,818	3,646,385
NewLink Genetics Corp.[a]	146,916	3,232,152
Spectrum Pharmaceuticals Inc.[a]	55,522	381,436
TESARO Inc.[a,b]	201,449	5,028,167
Theravance Inc.[a,b]	350,039	9,423,050

		38,834,162
LIFE SCIENCES TOOLS & SERVICES — 0.95%
Furiex Pharmaceuticals Inc.[a,b]	60,876	6,292,752

		6,292,752
PHARMACEUTICALS — 93.18%
Actavis PLC[a]	147,487	30,136,019
Akorn Inc.[a,b]	322,773	8,140,335
Allergan Inc.	271,144	44,966,521
Auxilium Pharmaceuticals Inc.[a,b]	289,435	6,515,182
AVANIR Pharmaceuticals Inc. Class Aa,b	1,617,789	8,056,589
Bristol-Myers Squibb Co.	880,381	44,098,284
Depomed Inc.[a]	412,122	5,773,829
Eli Lilly and Co.	678,071	40,073,996
Endo International PLC[a]	246,692	15,528,028
Forest Laboratories Inc.[a]	277,637	25,517,617
Hospira Inc.[a]	315,879	14,467,258
Impax Laboratories Inc.[a]	328,302	8,585,097
Jazz Pharmaceuticals PLC[a,b]	100,292	13,529,391
Johnson & Johnson	857,616	86,867,925
Mallinckrodt PLC[a]	184,043	13,109,383
Medicines Co. (The)[a,b]	152,009	4,043,439
Merck & Co. Inc.	1,099,934	64,412,135
Mylan Inc.[a]	475,753	24,158,737
Pacira Pharmaceuticals Inc.[a,b]	123,097	8,430,914
Perrigo Co. PLC	151,507	21,947,304
Pfizer Inc.	2,213,053	69,224,298
Prestige Brands Holdings Inc.[a,b]	173,860	5,827,787
Questcor Pharmaceuticals Inc.[b]	181,434	14,910,246
Salix Pharmaceuticals Ltd.[a,b]	137,787	15,156,570
TherapeuticsMD Inc.[a,b]	703,321	2,953,948

Security	Shares	Value

Zoetis Inc.	797,561	$24,134,196

		620,565,028

TOTAL COMMON STOCKS
(Cost: $527,931,451)		665,691,942

SHORT-TERM INVESTMENTS — 13.77%

MONEY MARKET FUNDS — 13.77%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	86,897,128	86,897,128
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	4,728,028	4,729,028
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	106,643	106,643

		91,732,799

TOTAL SHORT-TERM INVESTMENTS
(Cost: $91,732,799)		91,732,799

TOTAL INVESTMENTS IN SECURITIES — 113.73%
(Cost: $619,664,250)		757,424,741
Other Assets, Less Liabilities — (13.73)%		(91,455,376)

NET ASSETS — 100.00%		$665,969,365

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. REGIONAL BANKS ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.90%

DIVERSIFIED BANKS — 22.29%
Comerica Inc.	224,164	$10,813,672
U.S. Bancorp	2,243,367	91,484,506

		102,298,178
REGIONAL BANKS — 72.29%
Associated Banc-Corp.	198,248	3,479,252
BancorpSouth Inc.	103,553	2,418,998
Bank of Hawaii Corp.	54,836	3,025,302
BB&T Corp.	874,974	32,662,779
BOK Financial Corp.	25,443	1,664,481
Cathay General Bancorp	91,128	2,150,621
City National Corp.	58,568	4,250,280
Commerce Bancshares Inc.	100,425	4,366,479
Cullen/Frost Bankers Inc.	64,998	4,966,497
East West Bancorp Inc.	176,139	6,078,557
F.N.B. Corp.	203,979	2,537,499
Fifth Third Bancorp	1,047,829	21,595,756
First Financial Bankshares Inc.	37,423	2,209,828
First Horizon National Corp.	291,005	3,343,647
First Niagara Financial Group Inc.	435,308	3,882,947
First Republic Bank	152,563	7,744,098
FirstMerit Corp.	203,331	3,942,588
Fulton Financial Corp.	235,618	2,872,183
Glacier Bancorp Inc.	91,628	2,351,174
Hancock Holding Co.	101,304	3,416,984
Huntington Bancshares Inc.	1,023,240	9,372,878
IBERIABANK Corp.	36,672	2,306,669
International Bancshares Corp.	70,333	1,614,846
KeyCorp	1,094,992	14,935,691
M&T Bank Corp.[a]	161,325	19,683,263
MB Financial Inc.	67,675	1,816,397
National Penn Bancshares Inc.	137,045	1,338,930
Old National Bancorp	129,919	1,834,456
PNC Financial Services Group Inc. (The)[b]	657,385	55,246,635
Popular Inc.[a,c]	127,190	3,930,171
PrivateBancorp Inc.	80,375	2,215,939
Prosperity Bancshares Inc.	70,116	4,136,844
Regions Financial Corp.	1,747,685	17,721,526
Signature Bank[a,c]	58,196	6,914,849
SunTrust Banks Inc.	658,022	25,175,922
Susquehanna Bancshares Inc.	230,796	2,391,047
SVB Financial Group[a,c]	56,404	6,017,743

Security	Shares	Value

Synovus Financial Corp.	1,195,666	$3,838,088
TCF Financial Corp.	203,719	3,198,388
Texas Capital Bancshares Inc.[a,c]	52,643	2,958,010
Trustmark Corp.	82,994	1,898,073
UMB Financial Corp.	46,227	2,713,987
Umpqua Holdings Corp.	210,491	3,500,465
United Bankshares Inc.	48,289	1,412,453
Valley National Bancorp[a]	246,527	2,470,201
Webster Financial Corp.	111,262	3,353,437
Westamerica Bancorp[a]	32,514	1,652,361
Wintrust Financial Corp.	56,886	2,549,631
Zions Bancorp	227,418	6,576,929

		331,735,779
THRIFTS & MORTGAGE FINANCE — 5.32%
Capitol Federal Financial Inc.	166,861	2,009,006
Hudson City Bancorp Inc.	585,757	5,834,140
New York Community Bancorp Inc.	544,194	8,386,030
People’s United Financial Inc.	382,116	5,456,616
Washington Federal Inc.	126,207	2,723,547

		24,409,339

TOTAL COMMON STOCKS
(Cost: $425,504,416)		458,443,296

SHORT-TERM INVESTMENTS — 1.70%

MONEY MARKET FUNDS — 1.70%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[b,d,e]	7,167,924	7,167,924
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[b,d,e]	390,085	390,085
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,d]	261,142	261,142

		7,819,151

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,819,151)		7,819,151

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® U.S. REGIONAL BANKS ETF

April 30, 2014

Value
TOTAL INVESTMENTS IN SECURITIES — 101.60%
(Cost: $433,323,567)	$466,262,447
Other Assets, Less Liabilities — (1.60)%	(7,347,231)

NET ASSETS — 100.00%	$458,915,216

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	Non-income earning security.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2014

	iShares U.S. Aerospace & Defense ETF	iShares U.S. Broker-Dealers ETF	iShares U.S. Healthcare Providers ETF

ASSETS
Investments, at cost:
Unaffiliated	$336,267,567	$215,883,923	$368,141,307
Affiliated (Note 2)	26,967,155	14,808,957	36,433,795

Total cost of investments	$363,234,722	$230,692,880	$404,575,102

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$385,144,687	$226,337,985	$426,282,454
Affiliated (Note 2)	26,967,155	14,808,957	36,433,795

Total fair value of investments	412,111,842	241,146,942	462,716,249
Receivables:
Dividends and interest	305,044	91,837	6,915

Total Assets	412,416,886	241,238,779	462,723,164

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	26,715,773	14,590,260	35,851,492
Capital shares redeemed	—	1,480	—
Investment advisory fees (Note 2)	140,999	84,326	152,622

Total Liabilities	26,856,772	14,676,066	36,004,114

NET ASSETS	$385,560,114	$226,562,713	$426,719,050

Net assets consist of:
Paid-in capital	$377,292,973	$281,566,228	$377,922,593
Accumulated net realized loss	(40,609,979)	(65,457,577)	(9,344,690)
Net unrealized appreciation	48,877,120	10,454,062	58,141,147

NET ASSETS	$385,560,114	$226,562,713	$426,719,050

Shares outstanding[b]	3,550,000	6,050,000	4,500,000

Net asset value per share	$108.61	$37.45	$94.83

[a]	Securities on loan with values of $25,989,223, $14,457,225 and $35,138,708, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2014

	iShares U.S. Home Construction ETF	iShares U.S. Insurance ETF	iShares U.S. Medical Devices ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,639,196,027	$122,813,016	$663,732,072
Affiliated (Note 2)	185,003,474	1,075,543	65,963,423

Total cost of investments	$1,824,199,501	$123,888,559	$729,695,495

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,547,938,744	$152,506,810	$707,297,610
Affiliated (Note 2)	185,003,474	1,075,543	65,963,423

Total fair value of investments	1,732,942,218	153,582,353	773,261,033
Receivables:
Dividends and interest	643,668	29,599	696,711
Capital shares sold	16,504	—	6,640

Total Assets	1,733,602,390	153,611,952	773,964,384

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	182,968,473	884,109	65,440,086
Capital shares redeemed	7,267	—	13,279
Investment advisory fees (Note 2)	588,956	54,796	256,337

Total Liabilities	183,564,696	938,905	65,709,702

NET ASSETS	$1,550,037,694	$152,673,047	$708,254,682

Net assets consist of:
Paid-in capital	$1,851,537,461	$142,794,680	$698,913,172
Undistributed net investment income	110,554	49,513	980,292
Accumulated net realized loss	(210,353,038)	(19,864,940)	(35,204,320)
Net unrealized appreciation (depreciation)	(91,257,283)	29,693,794	43,565,538

NET ASSETS	$1,550,037,694	$152,673,047	$708,254,682

Shares outstanding[b]	66,350,000	3,300,000	7,450,000

Net asset value per share	$23.36	$46.26	$95.07

[a]	Securities on loan with values of $177,893,633, $874,672 and $64,068,992, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2014

	iShares U.S. Oil & Gas Exploration & Production ETF	iShares U.S. Oil Equipment & Services ETF	iShares U.S. Pharmaceuticals ETF

ASSETS
Investments, at cost:
Unaffiliated	$447,109,401	$515,701,787	$527,931,451
Affiliated (Note 2)	18,024,093	50,864,880	91,732,799

Total cost of investments	$465,133,494	$566,566,667	$619,664,250

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$483,386,148	$578,429,758	$665,691,942
Affiliated (Note 2)	18,024,093	50,864,880	91,732,799

Total fair value of investments	501,410,241	629,294,638	757,424,741
Receivables:
Dividends and interest	102,043	95,664	403,307
Capital shares sold	1,863	11,233	—

Total Assets	501,514,147	629,401,535	757,828,048

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	17,869,742	49,836,442	91,626,156
Capital shares redeemed	1,765	—	—
Investment advisory fees (Note 2)	167,052	196,324	232,527

Total Liabilities	18,038,559	50,032,766	91,858,683

NET ASSETS	$483,475,588	$579,368,769	$665,969,365

Net assets consist of:
Paid-in capital	$483,460,400	$625,914,431	$536,985,485
Undistributed net investment income	—	—	150,480
Accumulated net realized loss	(36,261,559)	(109,273,633)	(8,927,091)
Net unrealized appreciation	36,276,747	62,727,971	137,760,491

NET ASSETS	$483,475,588	$579,368,769	$665,969,365

Shares outstanding[b]	5,350,000	8,200,000	5,150,000

Net asset value per share	$90.37	$70.65	$129.31

[a]	Securities on loan with values of $17,471,914, $49,070,382 and $91,079,582, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2014

iShares U.S. Regional Banks ETF

ASSETS
Investments, at cost:
Unaffiliated	$376,954,370
Affiliated (Note 2)	56,369,197

Total cost of investments	$433,323,567

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$403,196,661
Affiliated (Note 2)	63,065,786

Total fair value of investments	466,262,447
Receivables:
Dividends and interest	484,616

Total Assets	466,747,063

LIABILITIES
Payables:
Investment securities purchased	81,806
Collateral for securities on loan (Note 1)	7,558,009
Capital shares redeemed	20,152
Investment advisory fees (Note 2)	171,880

Total Liabilities	7,831,847

NET ASSETS	$458,915,216

Net assets consist of:
Paid-in capital	$474,569,096
Undistributed net investment income	971,758
Accumulated net realized loss	(49,564,518)
Net unrealized appreciation	32,938,880

NET ASSETS	$458,915,216

Shares outstanding[b]	13,900,000

Net asset value per share	$33.02

[a]	Securities on loan with a value of $7,450,259. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2014

	iShares U.S. Aerospace & Defense ETF	iShares U.S. Broker-Dealers ETF	iShares U.S. Healthcare Providers ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$3,069,086	$3,121,504	$2,379,686
Interest — affiliated (Note 2)	47	25	38
Securities lending income — affiliated (Note 2)	368,610	20,371	77,045

Total investment income	3,437,743	3,141,900	2,456,769

EXPENSES
Investment advisory fees (Note 2)	1,030,015	794,933	1,701,152

Total expenses	1,030,015	794,933	1,701,152

Net investment income	2,407,728	2,346,967	755,617

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,446,638)	5,196,489	707,744
In-kind redemptions — unaffiliated	15,122,943	18,198,998	25,934,260

Net realized gain	13,676,305	23,395,487	26,642,004

Net change in unrealized appreciation/depreciation	49,857,569	13,830,885	36,838,803

Net realized and unrealized gain	63,533,874	37,226,372	63,480,807

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,941,602	$39,573,339	$64,236,424

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2014

	iShares U.S. Home Construction ETF	iShares U.S. Insurance ETF	iShares U.S. Medical Devices ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$10,664,179	$2,787,229	$4,851,892
Interest — affiliated (Note 2)	168	22	38
Securities lending income — affiliated (Note 2)	463,581	11,410	248,651

Total investment income	11,127,928	2,798,661	5,100,581

EXPENSES
Investment advisory fees (Note 2)	8,128,787	657,830	2,200,791

Total expenses	8,128,787	657,830	2,200,791

Net investment income	2,999,141	2,140,831	2,899,790

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(34,355,941)	(438,020)	2,638,518
Investments — affiliated (Note 2)	(1,728,233)	—	—
In-kind redemptions — unaffiliated	289,217,666	10,377,690	45,335,433
In-kind redemptions — affiliated (Note 2)	8,241,875	—	—

Net realized gain	261,375,367	9,939,670	47,973,951

Net change in unrealized appreciation/depreciation	(438,595,296)	12,520,644	43,601,235

Net realized and unrealized gain (loss)	(177,219,929)	22,460,314	91,575,186

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(174,220,788)	$24,601,145	$94,474,976

See notes to financial statements.

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2014

	iShares U.S. Oil & Gas Exploration & Production ETF	iShares U.S. Oil Equipment & Services ETF	iShares U.S. Pharmaceuticals ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$5,613,544	$5,976,149	$7,677,314
Interest — affiliated (Note 2)	44	65	79
Securities lending income — affiliated (Note 2)	137,451	138,704	574,496

Total investment income	5,751,039	6,114,918	8,251,889

EXPENSES
Investment advisory fees (Note 2)	1,796,657	2,074,621	2,404,624

Total expenses	1,796,657	2,074,621	2,404,624

Net investment income	3,954,382	4,040,297	5,847,265

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(18,412,417)	(7,360,089)	(976,565)
In-kind redemptions — unaffiliated	46,440,624	11,887,820	67,037,122

Net realized gain	28,028,207	4,527,731	66,060,557

Net change in unrealized appreciation/depreciation	69,776,555	93,743,228	73,108,160

Net realized and unrealized gain	97,804,762	98,270,959	139,168,717

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$101,759,144	$102,311,256	$145,015,982

[a]	Net of foreign withholding tax of $ —, $15,701 and $ —, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2014

iShares U.S. Regional Banks ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$8,941,909
Dividends — affiliated (Note 2)	1,325,245
Interest — affiliated (Note 2)	80
Securities lending income — affiliated (Note 2)	19,459

Total investment income	10,286,693

EXPENSES
Investment advisory fees (Note 2)	2,096,233

Total expenses	2,096,233

Net investment income	8,190,460

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,436,170)
Investments — affiliated (Note 2)	(24,331)
In-kind redemptions — unaffiliated	48,152,594
In-kind redemptions — affiliated (Note 2)	5,554,066

Net realized gain	50,246,159

Net change in unrealized appreciation/depreciation	34,939,481

Net realized and unrealized gain	85,185,640

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$93,376,100

See notes to financial statements.

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares U.S. Aerospace & Defense ETF		iShares U.S. Broker-Dealers ETF
	Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,407,728	$1,808,610	$2,346,967	$1,082,825
Net realized gain (loss)	13,676,305	(2,081,600)	23,395,487	(6,032,183)
Net change in unrealized appreciation/depreciation	49,857,569	11,011,228	13,830,885	13,963,932

Net increase in net assets resulting from operations	65,941,602	10,738,238	39,573,339	9,014,574

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,770,113)	(1,810,195)	(2,460,585)	(1,082,825)
Return of capital	—	—	—	(310,733)

Total distributions to shareholders	(2,770,113)	(1,810,195)	(2,460,585)	(1,393,558)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	285,775,712	—	182,147,029	62,181,314
Cost of shares redeemed	(46,703,541)	(32,685,145)	(85,215,300)	(31,504,399)

Net increase (decrease) in net assets from capital share transactions	239,072,171	(32,685,145)	96,931,729	30,676,915

INCREASE (DECREASE) IN NET ASSETS	302,243,660	(23,757,102)	134,044,483	38,297,931

NET ASSETS
Beginning of year	83,316,454	107,073,556	92,518,230	54,220,299

End of year	$385,560,114	$83,316,454	$226,562,713	$92,518,230

Undistributed net investment income included in net assets at end of year	$—	$55,558	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	2,900,000	—	5,150,000	2,350,000
Shares redeemed	(450,000)	(500,000)	(2,450,000)	(1,300,000)

Net increase (decrease) in shares outstanding	2,450,000	(500,000)	2,700,000	1,050,000

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Healthcare Providers ETF		iShares U.S. Home Construction ETF
	Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$755,617	$1,723,339	$2,999,141	$8,490,199
Net realized gain	26,642,004	4,780,817	261,375,367	278,196,953
Net change in unrealized appreciation/depreciation	36,838,803	41,518,892	(438,595,296)	314,508,485

Net increase (decrease) in net assets resulting from operations	64,236,424	48,023,048	(174,220,788)	601,195,637

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(930,058)	(1,745,271)	(3,247,695)	(8,445,311)

Total distributions to shareholders	(930,058)	(1,745,271)	(3,247,695)	(8,445,311)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	201,879,002	82,357,818	2,589,475,078	2,174,417,827
Cost of shares redeemed	(113,693,293)	(138,701,453)	(3,181,766,612)	(1,127,335,623)

Net increase (decrease) in net assets from capital share transactions	88,185,709	(56,343,635)	(592,291,534)	1,047,082,204

INCREASE (DECREASE) IN NET ASSETS	151,492,075	(10,065,858)	(769,760,017)	1,639,832,530

NET ASSETS
Beginning of year	275,226,975	285,292,833	2,319,797,711	679,965,181

End of year	$426,719,050	$275,226,975	$1,550,037,694	$2,319,797,711

Undistributed net investment income included in net assets at end of year	$—	$20,752	$110,554	$359,108

SHARES ISSUED AND REDEEMED
Shares sold	2,300,000	1,200,000	111,150,000	108,150,000
Shares redeemed	(1,300,000)	(2,150,000)	(140,450,000)	(56,450,000)

Net increase (decrease) in shares outstanding	1,000,000	(950,000)	(29,300,000)	51,700,000

See notes to financial statements.

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Insurance ETF		iShares U.S. Medical Devices ETF
	Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,140,831	$1,460,363	$2,899,790	$1,523,518
Net realized gain	9,939,670	148,068	47,973,951	18,784,835
Net change in unrealized appreciation/depreciation	12,520,644	18,160,950	43,601,235	13,633,128

Net increase in net assets resulting from operations	24,601,145	19,769,381	94,474,976	33,941,481

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,129,836)	(1,463,112)	(2,167,760)	(1,705,608)

Total distributions to shareholders	(2,129,836)	(1,463,112)	(2,167,760)	(1,705,608)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	53,170,795	33,556,847	499,763,724	237,059,440
Cost of shares redeemed	(32,126,954)	(13,142,728)	(220,661,671)	(264,736,849)

Net increase (decrease) in net assets from capital share transactions	21,043,841	20,414,119	279,102,053	(27,677,409)

INCREASE IN NET ASSETS	43,515,150	38,720,388	371,409,269	4,558,464

NET ASSETS
Beginning of year	109,157,897	70,437,509	336,845,413	332,286,949

End of year	$152,673,047	$109,157,897	$708,254,682	$336,845,413

Undistributed net investment income included in net assets at end of year	$49,513	$38,518	$980,292	$248,262

SHARES ISSUED AND REDEEMED
Shares sold	1,250,000	1,000,000	5,500,000	3,400,000
Shares redeemed	(750,000)	(400,000)	(2,500,000)	(3,900,000)

Net increase (decrease) in shares outstanding	500,000	600,000	3,000,000	(500,000)

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Oil & Gas Exploration & Production ETF		iShares U.S. Oil Equipment & Services ETF
	Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,954,382	$2,762,864	$4,040,297	$2,237,253
Net realized gain (loss)	28,028,207	(2,332,551)	4,527,731	(14,847,399)
Net change in unrealized appreciation/depreciation	69,776,555	24,202,555	93,743,228	22,780,150

Net increase in net assets resulting from operations	101,759,144	24,632,868	102,311,256	10,170,004

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,998,822)	(2,783,974)	(4,336,126)	(2,401,646)

Total distributions to shareholders	(3,998,822)	(2,783,974)	(4,336,126)	(2,401,646)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	331,184,481	275,362,919	191,916,163	124,115,958
Cost of shares redeemed	(264,531,611)	(355,863,662)	(77,643,234)	(217,374,619)

Net increase (decrease) in net assets from capital share transactions	66,652,870	(80,500,743)	114,272,929	(93,258,661)

INCREASE (DECREASE) IN NET ASSETS	164,413,192	(58,651,849)	212,248,059	(85,490,303)

NET ASSETS
Beginning of year	319,062,396	377,714,245	367,120,710	452,611,013

End of year	$483,475,588	$319,062,396	$579,368,769	$367,120,710

SHARES ISSUED AND REDEEMED
Shares sold	4,200,000	4,300,000	2,950,000	2,300,000
Shares redeemed	(3,350,000)	(5,650,000)	(1,250,000)	(4,250,000)

Net increase (decrease) in shares outstanding	850,000	(1,350,000)	1,700,000	(1,950,000)

See notes to financial statements.

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Pharmaceuticals ETF		iShares U.S. Regional Banks ETF
	Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$5,847,265	$7,377,116	$8,190,460	$3,885,554
Net realized gain (loss)	66,060,557	37,144,870	50,246,159	(4,912,836)
Net change in unrealized appreciation/depreciation	73,108,160	24,691,897	34,939,481	21,377,981

Net increase in net assets resulting from operations	145,015,982	69,213,883	93,376,100	20,350,699

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,949,502)	(7,424,458)	(7,992,759)	(3,492,063)

Total distributions to shareholders	(5,949,502)	(7,424,458)	(7,992,759)	(3,492,063)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	252,488,619	213,947,652	290,889,163	225,804,253
Cost of shares redeemed	(191,407,305)	(183,446,666)	(267,181,764)	(36,779,167)

Net increase in net assets from capital share transactions	61,081,314	30,500,986	23,707,399	189,025,086

INCREASE IN NET ASSETS	200,147,794	92,290,411	109,090,740	205,883,722

NET ASSETS
Beginning of year	465,821,571	373,531,160	349,824,476	143,940,754

End of year	$665,969,365	$465,821,571	$458,915,216	$349,824,476

Undistributed net investment income included in net assets at end of year	$150,480	$252,717	$971,758	$774,057

SHARES ISSUED AND REDEEMED
Shares sold	2,150,000	2,350,000	9,350,000	8,800,000
Shares redeemed	(1,700,000)	(2,100,000)	(8,500,000)	(1,550,000)

Net increase in shares outstanding	450,000	250,000	850,000	7,250,000

See notes to financial statements.

FINANCIAL STATEMENTS	53

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Aerospace & Defense ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$75.74	$66.92	$64.81	$58.96	$39.44

Income from investment operations:
Net investment income[a]	1.04	1.38	0.68	0.54	0.61
Net realized and unrealized gain[b]	33.00	8.89	2.14	5.90	19.54

Total from investment operations	34.04	10.27	2.82	6.44	20.15

Less distributions from:
Net investment income	(1.17)	(1.45)	(0.71)	(0.59)	(0.63)

Total distributions	(1.17)	(1.45)	(0.71)	(0.59)	(0.63)

Net asset value, end of year	$108.61	$75.74	$66.92	$64.81	$58.96

Total return	45.17%	15.63%	4.45%	11.08%	51.46%

Ratios/Supplemental data:
Net assets, end of year (000s)	$385,560	$83,316	$107,074	$145,828	$238,795
Ratio of expenses to average net assets	0.44%	0.46%	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	1.04%	2.07%	1.09%	0.97%	1.24%
Portfolio turnover rate[c]	15%	26%	16%	10%	14%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Broker-Dealers ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$27.62	$23.57	$29.91	$29.32	$22.84

Income from investment operations:
Net investment income[a]	0.46	0.48	0.23	0.40	0.13
Net realized and unrealized gain (loss)[b]	9.83	4.25	(6.26)	0.66	6.51

Total from investment operations	10.29	4.73	(6.03)	1.06	6.64

Less distributions from:
Net investment income	(0.46)	(0.53)	(0.23)	(0.43)	(0.16)
Return of capital	—	(0.15)	(0.08)	(0.04)	(0.00)[c]

Total distributions	(0.46)	(0.68)	(0.31)	(0.47)	(0.16)

Net asset value, end of year	$37.45	$27.62	$23.57	$29.91	$29.32

Total return	37.35%	20.66%	(20.14)%	3.71%	29.11%

Ratios/Supplemental data:
Net assets, end of year (000s)	$226,563	$92,518	$54,220	$128,593	$108,477
Ratio of expenses to average net assets	0.45%	0.46%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	1.32%	1.99%	0.96%	1.43%	0.50%
Portfolio turnover rate[d]	36%	39%	20%	32%	24%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Healthcare Providers ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$78.64	$64.11	$65.20	$50.10	$34.83

Income from investment operations:
Net investment income (loss)[a]	0.18	0.50	0.20	0.01	(0.13)
Net realized and unrealized gain (loss)[b]	16.23	14.56	(1.08)	15.19	15.40

Total from investment operations	16.41	15.06	(0.88)	15.20	15.27

Less distributions from:
Net investment income	(0.22)	(0.53)	(0.21)	(0.10)	—

Total distributions	(0.22)	(0.53)	(0.21)	(0.10)	—

Net asset value, end of year	$94.83	$78.64	$64.11	$65.20	$50.10

Total return	20.89%	23.60%	(1.35)%	30.41%	43.84%

Ratios/Supplemental data:
Net assets, end of year (000s)	$426,719	$275,227	$285,293	$260,817	$197,911
Ratio of expenses to average net assets	0.45%	0.46%	0.47%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets	0.20%	0.73%	0.33%	0.03%	(0.28)%
Portfolio turnover rate[c]	14%	18%	23%	13%	19%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Home Construction ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$24.25	$15.47	$13.52	$15.20	$11.15

Income from investment operations:
Net investment income[a]	0.04	0.12	0.09	0.09	0.08
Net realized and unrealized gain (loss)[b]	(0.89)	8.78	1.95	(1.69)	4.06

Total from investment operations	(0.85)	8.90	2.04	(1.60)	4.14

Less distributions from:
Net investment income	(0.04)	(0.12)	(0.09)	(0.08)	(0.09)

Total distributions	(0.04)	(0.12)	(0.09)	(0.08)	(0.09)

Net asset value, end of year	$23.36	$24.25	$15.47	$13.52	$15.20

Total return	(3.49)%	57.69%	15.34%	(10.49)%	37.44%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,550,038	$2,319,798	$679,965	$501,567	$344,340
Ratio of expenses to average net assets	0.45%	0.46%	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	0.17%	0.57%	0.74%	0.69%	0.67%
Portfolio turnover rate[c]	23%	17%	10%	22%	35%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Insurance ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$38.98	$32.02	$33.54	$30.51	$19.55

Income from investment operations:
Net investment income[a]	0.64	0.61	0.52	0.51	0.39
Net realized and unrealized gain (loss)[b]	7.28	6.96	(1.52)	3.09	10.99

Total from investment operations	7.92	7.57	(1.00)	3.60	11.38

Less distributions from:
Net investment income	(0.64)	(0.61)	(0.52)	(0.57)	(0.42)

Total distributions	(0.64)	(0.61)	(0.52)	(0.57)	(0.42)

Net asset value, end of year	$46.26	$38.98	$32.02	$33.54	$30.51

Total return	20.39%	23.96%	(2.78)%	11.98%	58.58%

Ratios/Supplemental data:
Net assets, end of year (000s)	$152,673	$109,158	$70,438	$85,520	$85,418
Ratio of expenses to average net assets	0.45%	0.46%	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	1.45%	1.82%	1.77%	1.68%	1.50%
Portfolio turnover rate[c]	6%	18%	11%	15%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Medical Devices ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$75.70	$67.13	$68.61	$59.90	$39.80

Income from investment operations:
Net investment income[a]	0.52	0.34	0.18	0.09	0.11
Net realized and unrealized gain (loss)[b]	19.25	8.63	(1.48)	8.66	20.08

Total from investment operations	19.77	8.97	(1.30)	8.75	20.19

Less distributions from:
Net investment income	(0.40)	(0.40)	(0.18)	(0.04)	(0.09)

Total distributions	(0.40)	(0.40)	(0.18)	(0.04)	(0.09)

Net asset value, end of year	$95.07	$75.70	$67.13	$68.61	$59.90

Total return	26.15%	13.43%	(1.86)%	14.61%	50.74%

Ratios/Supplemental data:
Net assets, end of year (000s)	$708,255	$336,845	$332,287	$493,959	$446,255
Ratio of expenses to average net assets	0.45%	0.46%	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	0.59%	0.50%	0.29%	0.15%	0.21%
Portfolio turnover rate[c]	44%	9%	20%	33%	25%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Oil & Gas Exploration & Production ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$70.90	$64.57	$74.76	$56.64	$39.19

Income from investment operations:
Net investment income[a]	0.78	0.56	0.31	0.28	0.21
Net realized and unrealized gain (loss)[b]	19.46	6.33	(10.17)	18.13	17.48

Total from investment operations	20.24	6.89	(9.86)	18.41	17.69

Less distributions from:
Net investment income	(0.77)	(0.56)	(0.33)	(0.29)	(0.24)

Total distributions	(0.77)	(0.56)	(0.33)	(0.29)	(0.24)

Net asset value, end of year	$90.37	$70.90	$64.57	$74.76	$56.64

Total return	28.72%	10.76%	(13.17)%	32.61%	45.23%

Ratios/Supplemental data:
Net assets, end of year (000s)	$483,476	$319,062	$377,714	$590,617	$424,786
Ratio of expenses to average net assets	0.45%	0.46%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	0.98%	0.87%	0.48%	0.47%	0.43%
Portfolio turnover rate[c]	32%	13%	13%	21%	22%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Oil Equipment & Services ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$56.48	$53.56	$67.03	$47.17	$31.08

Income from investment operations:
Net investment income[a]	0.55	0.32	0.19	0.22	0.30
Net realized and unrealized gain (loss)[b]	14.20	2.95	(13.47)	19.89	16.10

Total from investment operations	14.75	3.27	(13.28)	20.11	16.40

Less distributions from:
Net investment income	(0.58)	(0.35)	(0.19)	(0.25)	(0.31)

Total distributions	(0.58)	(0.35)	(0.19)	(0.25)	(0.31)

Net asset value, end of year	$70.65	$56.48	$53.56	$67.03	$47.17

Total return	26.25%	6.16%	(19.80)%	42.81%	52.92%

Ratios/Supplemental data:
Net assets, end of year (000s)	$579,369	$367,121	$452,611	$713,851	$412,740
Ratio of expenses to average net assets	0.45%	0.46%	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	0.87%	0.62%	0.34%	0.43%	0.72%
Portfolio turnover rate[c]	15%	17%	13%	30%	11%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Pharmaceuticals ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$99.11	$83.94	$71.96	$58.90	$41.11

Income from investment operations:
Net investment income[a]	1.23	1.65	1.03	0.90	0.75
Net realized and unrealized gain[b]	30.20	15.19	11.95	13.07	17.79

Total from investment operations	31.43	16.84	12.98	13.97	18.54

Less distributions from:
Net investment income	(1.23)	(1.67)	(1.00)	(0.91)	(0.75)

Total distributions	(1.23)	(1.67)	(1.00)	(0.91)	(0.75)

Net asset value, end of year	$129.31	$99.11	$83.94	$71.96	$58.90

Total return	31.92%	20.32%	18.23%	23.99%	45.32%

Ratios/Supplemental data:
Net assets, end of year (000s)	$665,969	$465,822	$373,531	$194,288	$170,802
Ratio of expenses to average net assets	0.45%	0.46%	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	1.09%	1.86%	1.38%	1.47%	1.39%
Portfolio turnover rate[c]	31%	24%	18%	25%	29%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Regional Banks ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$26.81	$24.82	$24.34	$26.33	$17.93

Income from investment operations:
Net investment income[a]	0.55	0.53	0.42	0.30	0.30
Net realized and unrealized gain (loss)[b]	6.19	1.95	0.48	(2.01)	8.43

Total from investment operations	6.74	2.48	0.90	(1.71)	8.73

Less distributions from:
Net investment income	(0.53)	(0.49)	(0.42)	(0.28)	(0.33)

Total distributions	(0.53)	(0.49)	(0.42)	(0.28)	(0.33)

Net asset value, end of year	$33.02	$26.81	$24.82	$24.34	$26.33

Total return	25.24%	10.17%	4.03%	(6.42)%	49.30%

Ratios/Supplemental data:
Net assets, end of year (000s)	$458,915	$349,824	$143,941	$144,820	$202,759
Ratio of expenses to average net assets	0.45%	0.46%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	1.75%	2.09%	1.91%	1.27%	1.44%
Portfolio turnover rate[c]	9%	8%	7%	11%	23%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name [a]	Diversification Classification
U.S. Aerospace & Defense	iShares Dow Jones U.S. Aerospace & Defense Index Fund	Non-diversified
U.S. Broker-Dealers	iShares Dow Jones U.S. Broker-Dealers Index Fund	Non-diversified
U.S. Healthcare Providers	iShares Dow Jones U.S. Healthcare Providers Index Fund	Non-diversified
U.S. Home Construction	iShares Dow Jones U.S. Home Construction Index Fund	Non-diversified
U.S. Insurance	iShares Dow Jones U.S. Insurance Index Fund	Non-diversified
U.S. Medical Devices	iShares Dow Jones U.S. Medical Devices Index Fund	Non-diversified
U.S. Oil & Gas Exploration & Production	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	Non-diversified
U.S. Oil Equipment & Services	iShares Dow Jones U.S. Oil Equipment & Services Index Fund	Non-diversified
U.S. Pharmaceuticals	iShares Dow Jones U.S. Pharmaceuticals Index Fund	Non-diversified
U.S. Regional Banks	iShares Dow Jones U.S. Regional Banks Index Fund	Non-diversified

[a]	The Funds changed their names effective July 1, 2013.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The Funds may invest in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES® TRUST

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of April 30, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
U.S. Aerospace & Defense
Assets:
Common Stocks	$385,144,687	$—	$—	$385,144,687
Money Market Funds	26,967,155	—	—	26,967,155

	$412,111,842	$—	$—	$412,111,842

U.S. Broker-Dealers
Assets:
Common Stocks	$226,337,985	$—	$—	$226,337,985
Money Market Funds	14,808,957	—	—	14,808,957

	$241,146,942	$—	$—	$241,146,942

U.S. Healthcare Providers
Assets:
Common Stocks	$426,282,454	$—	$—	$426,282,454
Money Market Funds	36,433,795	—	—	36,433,795

	$462,716,249	$—	$—	$462,716,249

U.S. Home Construction
Assets:
Common Stocks	$1,547,938,744	$—	$—	$1,547,938,744
Money Market Funds	185,003,474	—	—	185,003,474

	$1,732,942,218	$—	$—	$1,732,942,218

U.S. Insurance
Assets:
Common Stocks	$152,506,810	$—	$—	$152,506,810
Money Market Funds	1,075,543	—	—	1,075,543

	$153,582,353	$—	$—	$153,582,353

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Investment Type	Investments
	Level 1	Level 2		Level 3	Total

U.S. Medical Devices
Assets:
Common Stocks	$707,297,610	$—		$—	$707,297,610
Money Market Funds	65,963,423	—		—	65,963,423

	$773,261,033	$—		$—	$773,261,033

U.S. Oil & Gas Exploration & Production
Assets:
Common Stocks	$483,386,148	$—		$—	$483,386,148
Warrants	—	0	[a]	—	0	[a]
Money Market Funds	18,024,093	—		—	18,024,093

	$501,410,241	$0	[a]	$—	$501,410,241

U.S. Oil Equipment & Services
Assets:
Common Stocks	$578,429,758	$—		$—	$578,429,758
Money Market Funds	50,864,880	—		—	50,864,880

	$629,294,638	$—		$—	$629,294,638

U.S. Pharmaceuticals
Assets:
Common Stocks	$665,691,942	$—		$—	$665,691,942
Money Market Funds	91,732,799	—		—	91,732,799

	$757,424,741	$—		$—	$757,424,741

U.S. Regional Banks
Assets:
Common Stocks	$458,443,296	$—		$—	$458,443,296
Money Market Funds	7,819,151	—		—	7,819,151

	$466,262,447	$—		$—	$466,262,447

[a]	Rounds to less than $1.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2014 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans od securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of April 30, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of April 30, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
U.S. Aerospace & Defense	$25,989,223	$25,989,223	$—
U.S. Broker-Dealers	14,457,225	14,457,225	—
U.S. Healthcare Providers	35,138,708	35,138,708	—
U.S. Home Construction	177,893,633	177,893,633	—
U.S. Insurance	874,672	874,672	—
U.S. Medical Devices	64,068,992	64,068,992	—
U.S. Oil & Gas Exploration & Production	17,471,914	17,471,914	—
U.S. Oil Equipment & Services	49,070,382	49,070,382	—
U.S. Pharmaceuticals	91,079,582	91,079,582	—
U.S. Regional Banks	7,450,259	7,450,259	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) each Fund retains 70% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended April 30, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
U.S. Aerospace & Defense	$188,868
U.S. Broker-Dealers	10,965
U.S. Healthcare Providers	41,465
U.S. Home Construction	249,530
U.S. Insurance	6,034

iShares ETF	Fees Paid to BTC
U.S. Medical Devices	$130,555
U.S. Oil & Gas Exploration & Production	67,601
U.S. Oil Equipment & Services	71,618
U.S. Pharmaceuticals	302,513
U.S. Regional Banks	10,476

In addition, commencing the business day following the date that the aggregate securities lending income generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 (or lesser amount as may be agreed to by the Funds and BTC) and pursuant to a securities lending agreement, (i) each Fund will receive for the remainder of that calendar year 75% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended April 30, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
U.S. Home Construction
Cavco Industries Inc.[a]	466,650	460,055	(675,231)	251,474	$19,602,398	$—	$5,114,574
M/I Homes Inc.[a]	1,440,208	1,683,294	(2,175,908)	947,594	21,102,918	—	1,399,068

					$40,705,316	$—	$6,513,642

U.S. Regional Banks
PNC Financial Services Group Inc. (The)	609,939	475,090	(427,644)	657,385	$55,246,635	$1,325,245	$5,529,735

[a]	As of April 30, 2014, the Fund held less than 5% of the outstanding voting shares of the issuer.

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2014 were as follows:

iShares ETF	Purchases	Sales
U.S. Aerospace & Defense	$36,126,111	$35,707,814
U.S. Broker-Dealers	64,598,875	63,412,565
U.S. Healthcare Providers	52,564,787	52,318,478
U.S. Home Construction	424,899,706	453,087,889
U.S. Insurance	8,831,962	8,887,803
U.S. Medical Devices	216,262,951	215,356,730
U.S. Oil & Gas Exploration & Production	127,588,487	127,383,322
U.S. Oil Equipment & Services	70,583,262	71,167,459
U.S. Pharmaceuticals	164,744,747	166,160,499
U.S. Regional Banks	39,802,784	39,160,703

In-kind transactions (see Note 4) for the year ended April 30, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
U.S. Aerospace & Defense	$285,020,473	$46,614,081
U.S. Broker-Dealers	180,588,428	84,277,431
U.S. Healthcare Providers	201,391,810	113,592,927
U.S. Home Construction	2,470,162,453	3,032,800,365
U.S. Insurance	52,554,514	31,543,812
U.S. Medical Devices	499,052,595	220,384,009
U.S. Oil & Gas Exploration & Production	330,452,777	264,085,826
U.S. Oil Equipment & Services	191,612,267	77,521,970
U.S. Pharmaceuticals	250,203,287	187,456,870
U.S. Regional Banks	289,936,508	266,290,596

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES® TRUST

certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2014, attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
U.S. Aerospace & Defense	$14,523,041	$306,827	$(14,829,868)
U.S. Broker-Dealers	14,294,881	113,618	(14,408,499)
U.S. Healthcare Providers	23,851,573	153,689	(24,005,262)
U.S. Home Construction	262,747,103	—	(262,747,103)
U.S. Insurance	9,567,772	—	(9,567,772)
U.S. Medical Devices	41,123,603	—	(41,123,603)
U.S. Oil & Gas Exploration & Production	36,183,056	44,440	(36,227,496)
U.S. Oil Equipment & Services	8,452,828	295,829	(8,748,657)
U.S. Pharmaceuticals	65,585,421	—	(65,585,421)
U.S. Regional Banks	50,010,357	—	(50,010,357)

The tax character of distributions paid during the years ended April 30, 2014 and April 30, 2013 was as follows:

iShares ETF	2014	2013
U.S. Aerospace & Defense
Ordinary income	$2,770,113	$1,810,195

U.S. Broker-Dealers
Ordinary income	$2,460,585	$1,082,825
Return of capital	—	310,733

	$2,460,585	$1,393,558

U.S. Healthcare Providers
Ordinary income	$930,058	$1,745,271

U.S. Home Construction
Ordinary income	$3,247,695	$8,445,311

U.S. Insurance
Ordinary income	$2,129,836	$1,463,112

U.S. Medical Devices
Ordinary income	$2,167,760	$1,705,608

72	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	2014	2013
U.S. Oil & Gas Exploration & Production
Ordinary income	$3,998,822	$2,783,974

U.S. Oil Equipment & Services
Ordinary income	$4,336,126	$2,401,646

U.S. Pharmaceuticals
Ordinary income	$5,949,502	$7,424,458

U.S. Regional Banks
Ordinary income	$7,992,759	$3,492,063

As of April 30, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
U.S. Aerospace & Defense	$—	$(38,461,016)	$47,032,892	$(304,735)	$8,267,141
U.S. Broker-Dealers	—	(62,825,815)	7,822,300	—	(55,003,515)
U.S. Healthcare Providers	—	(5,980,793)	55,813,008	(1,035,758)	48,796,457
U.S. Home Construction	110,554	(196,332,665)	(105,277,656)	—	(301,499,767)
U.S. Insurance	49,513	(18,537,482)	28,643,762	(277,426)	9,878,367
U.S. Medical Devices	980,292	(21,124,461)	37,482,214	(7,996,535)	9,341,510
U.S. Oil & Gas Exploration & Production	—	(29,010,963)	30,306,370	(1,280,219)	15,188
U.S. Oil Equipment & Services	—	(101,605,337)	55,325,417	(265,742)	(46,545,662)
U.S. Pharmaceuticals	150,480	(427,255)	130,205,673	(945,018)	128,983,880
U.S. Regional Banks	971,758	(42,681,822)	26,056,184	—	(15,653,880)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2015.

As of April 30, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
U.S. Aerospace & Defense	$8,663,472	$218,173	$257,417	$9,600,011	$18,274,518	$1,447,425	$38,461,016
U.S. Broker-Dealers	3,676,954	203,587	7,089,008	31,804,022	17,785,438	2,266,806	62,825,815
U.S. Healthcare Providers	—	—	—	—	5,980,793	—	5,980,793
U.S. Home Construction	12,597,847	—	4,410,404	24,583,851	146,896,099	7,844,464	196,332,665
U.S. Insurance	1,771,030	83,550	25,936	11,890,168	2,305,872	2,460,926	18,537,482
U.S. Medical Devices	—	—	—	—	14,216,620	6,907,841	21,124,461
U.S. Oil & Gas Exploration & Production	9,880,836	115,443	413,565	1,593,277	9,040,459	7,967,383	29,010,963
U.S. Oil Equipment & Services	18,583,924	—	—	1,460,417	57,694,132	23,866,864	101,605,337
U.S. Pharmaceuticals	—	—	—	—	427,255	—	427,255
U.S. Regional Banks	8,040,778	47,538	94,893	14,260,731	19,012,829	1,225,053	42,681,822

[a]	Must be utilized prior to losses subject to expiration.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended April 30, 2014, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
U.S. Broker-Dealers	$3,754,261
U.S. Healthcare Providers	1,548,401
U.S. Medical Devices	15,377,032
U.S. Pharmaceuticals	398,650
U.S. Regional Banks	1,278,861

As of April 30, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Aerospace & Defense	$365,078,950	$52,008,109	$(4,975,217)	$47,032,892
U.S. Broker-Dealers	233,324,642	17,153,513	(9,331,213)	7,822,300
U.S. Healthcare Providers	406,903,241	65,665,377	(9,852,369)	55,813,008
U.S. Home Construction	1,838,219,874	19,181,687	(124,459,343)	(105,277,656)
U.S. Insurance	124,938,591	29,790,949	(1,147,187)	28,643,762
U.S. Medical Devices	735,778,819	54,148,628	(16,666,414)	37,482,214
U.S. Oil & Gas Exploration & Production	471,103,871	58,486,442	(28,180,072)	30,306,370
U.S. Oil Equipment & Services	573,969,221	81,661,617	(26,336,200)	55,325,417
U.S. Pharmaceuticals	627,219,068	155,026,789	(24,821,116)	130,205,673
U.S. Regional Banks	440,206,263	36,624,099	(10,567,915)	26,056,184

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

6.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

74	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares U.S. Aerospace & Defense ETF, iShares U.S. Broker-Dealers ETF, iShares U.S. Healthcare Providers ETF, iShares U.S. Home Construction ETF, iShares U.S. Insurance ETF, iShares U.S. Medical Devices ETF, iShares U.S. Oil & Gas Exploration & Production ETF, iShares U.S. Oil Equipment & Services ETF, iShares U.S. Pharmaceuticals ETF and iShares U.S. Regional Banks ETF (the “Funds”) at April 30, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 19, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	75

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2014 qualified for the dividends-received deduction:

iShares ETF	Dividend- Received Deduction
U.S. Aerospace & Defense	100.00%
U.S. Broker-Dealers	100.00
U.S. Healthcare Providers	100.00
U.S. Home Construction	100.00
U.S. Insurance	100.00

iShares ETF	Dividend- Received Deduction
U.S. Medical Devices	100.00%
U.S. Oil & Gas Exploration & Production	100.00
U.S. Oil Equipment & Services	55.85
U.S. Pharmaceuticals	100.00
U.S. Regional Banks	100.00

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2014:

iShares ETF	Qualified Dividend Income
U.S. Aerospace & Defense	$2,770,113
U.S. Broker-Dealers	2,460,585
U.S. Healthcare Providers	930,058
U.S. Home Construction	3,247,695
U.S. Insurance	2,129,836

iShares ETF	Qualified Dividend Income
U.S. Medical Devices	$2,167,760
U.S. Oil & Gas Exploration & Production	3,998,822
U.S. Oil Equipment & Services	4,336,126
U.S. Pharmaceuticals	5,949,502
U.S. Regional Banks	7,992,759

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

76	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
U.S. Aerospace & Defense	$1.170368	$—	$—	$1.170368	100%	—%	—%	100%
U.S. Broker-Dealers	0.464400	—	—	0.464400	100	—	—	100
U.S. Healthcare Providers	0.221375	—	—	0.221375	100	—	—	100
U.S. Home Construction	0.043324	—	0.000912	0.044236	98	—	2	100
U.S. Medical Devices	0.395559	—	0.003650	0.399209	99	—	1	100
U.S. Pharmaceuticals	1.233074	—	—	1.233074	100	—	—	100
U.S. Regional Banks	0.527012	—	—	0.527012	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	77

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares U.S. Aerospace & Defense ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	2	0.15%
Greater than 0.5% and Less than 1.0%	1	0.08
Between 0.5% and –0.5%	1,314	99.62
Less than –0.5%	2	0.15

	1,319	100.00%

iShares U.S. Broker-Dealers ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.08%
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	4	0.30
Between 0.5% and –0.5%	1,311	99.39
Less than –0.5% and Greater than –1.0%	2	0.15

	1,319	100.00%

iShares U.S. Healthcare Providers ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	2	0.15%
Greater than 0.5% and Less than 1.0%	1	0.08
Between 0.5% and –0.5%	1,314	99.62
Less than –0.5%	2	0.15

	1,319	100.00%

78	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares U.S. Home Construction ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	2	0.15
Between 0.5% and –0.5%	1,311	99.39
Less than –0.5% and Greater than –1.0%	3	0.22

	1,319	100.00%

iShares U.S. Insurance ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	2	0.15%
Greater than 0.5% and Less than 1.0%	2	0.15
Between 0.5% and –0.5%	1,311	99.40
Less than –0.5% and Greater than –1.0%	2	0.15
Less than –1.0%	2	0.15

	1,319	100.00%

iShares U.S. Medical Devices ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	2	0.15%
Between 0.5% and –0.5%	1,315	99.70
Less than –0.5% and Greater than –1.0%	2	0.15

	1,319	100.00%

iShares U.S. Oil & Gas Exploration ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Between 0.5% and –0.5%	1,315	99.70
Less than –0.5%	3	0.22

	1,319	100.00%

SUPPLEMENTAL INFORMATION	79

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares U.S. Oil Equipment & Services ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.08%
Greater than 0.5% and Less than 1.0%	1	0.08
Between 0.5% and –0.5%	1,317	99.84

	1,319	100.00%

iShares U.S. Pharmaceuticals ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	3	0.22%
Between 0.5% and –0.5%	1,314	99.62
Less than –0.5% and Greater than –1.0%	1	0.08
Less than –1.0%	1	0.08

	1,319	100.00%

iShares U.S. Regional Banks ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	3	0.22%
Greater than 0.5% and Less than 1.0%	2	0.15
Between 0.5% and –0.5%	1,312	99.48
Less than –0.5% and Greater than –1.0%	2	0.15

	1,319	100.00%

80	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 301 funds (as of April 30, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (43)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).	Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	81

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

82	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	83

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

84	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	85

Notes:

86	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-43-0414

APRIL 30, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares Core High Dividend ETF | HDV | NYSE Arca
➢	iShares International Select Dividend ETF | IDV | NYSE Arca
➢	iShares Select Dividend ETF | DVY | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global stocks gained approximately 15% for the 12-month period ended April 30, 2014 (the “reporting period”). The global equity markets generally benefited from significant liquidity as many central banks around the world maintained or expanded their accommodative monetary policies in an effort to stimulate economic activity. These efforts appeared to find some success during the reporting period as improving economic conditions in many regions of the world provided a favorable backdrop for global stock market performance.

Although global stocks advanced steadily throughout the reporting period, they experienced some meaningful volatility along the way. The global equity markets declined in June 2013 after the U.S. Federal Reserve Bank (the “Fed”) announced plans to scale back its quantitative easing measures before the end of the year. After rebounding in July 2013, global stocks dipped again in August 2013 amid unrest in the Middle East and signs of weaker economic growth worldwide.

Global stocks rallied throughout the fourth quarter of 2013 and into the new year, when a spate of weaker economic data led to a sharp correction in global stocks during the last half of January 2014. However, the disappointing economic news was attributed largely to severe winter weather in the Northern Hemisphere, and the global equity markets recovered over the last three months of the reporting period.

From a regional perspective, European stocks were the best performers, generating returns of more than 20% for the reporting period. Although economic growth remained subdued across the continent, the weakest European economies showed meaningful signs of stabilization during the reporting period. Many southern European countries reported consecutive quarters of positive growth after several years of recession, and their stock markets rallied sharply in response. The leading markets in Europe included Ireland, Italy, and Spain.

U.S. stocks advanced by nearly 20% for the reporting period. The U.S. economy grew at an uneven yet moderate pace, led by improving job growth (the unemployment rate fell to 6.3% in April 2014, its lowest level since September 2008) and a continued recovery in the housing market. The Fed expressed its confidence in the economy’s resilience by tapering its quantitative easing activity beginning in January 2014. The Fed reduced its government bond purchases from $85 billion per month in 2013 to $45 billion per month as of the end of the reporting period.

Stocks in the Asia/Pacific region underperformed, declining by approximately 2% for the reporting period. Slowing economic growth in the region, particularly in emerging markets, contributed to the equity market decline. Japan’s stock market was the most significant laggard amid concerns about the negative impact of a new consumption tax on the Japanese economy. Stock markets in Singapore and Australia also declined during the reporting period, while the New Zealand stock market fared the best.

The top-performing sectors on a global basis included health care, information technology, and industrials. Traditionally a defensive sector of the market, health care benefited from relatively high dividend yields and robust growth from the biotechnology industry. Industrials stocks rallied thanks to improving economic activity in many regions, while the information technology sector enjoyed strong growth and a resurgence in initial public offerings. On the downside, the consumer staples and utilities sectors posted the lowest returns. Both consumer staples and utilities are among the most defensive sectors in the global equity markets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE HIGH DIVIDEND ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.20%	11.22%	11.64%	11.20%	11.22%	11.64%
Since Inception	16.66%	16.66%	17.18%	61.00%	61.01%	63.20%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/29/11. The first day of secondary market trading was 3/31/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,076.20	$2.06	$1,000.00	$1,022.80	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE HIGH DIVIDEND ETF

The iShares Core High Dividend ETF (the “Fund”), formerly the iShares High Dividend ETF, seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Morningstar® Dividend Yield Focus IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 11.20%, net of fees, while the total return for the Index was 11.64%.

As represented by the Index, stocks providing relatively high dividend yields posted double-digit gains for the reporting period but trailed the performance of the broad U.S. stock market indexes. High-dividend stocks generally tracked the pattern of the broad U.S. equity market during the reporting period — a steady advance with bouts of volatility along the way — but they were considerably less volatile than the broad U.S. equity market (as indicated by the Index’s beta of 0.75). Another factor behind the underperformance of high-dividend stocks for the reporting period was rising interest rates, which make higher-yielding investments less attractive. As of April 30, 2014, the Index’s dividend yield of more than 3% was notably higher than the 2.07% dividend yield of the broad S&P 500®.

On a sector basis, the industrials sector generated the best returns in the Index, gaining more than 50% for the reporting period thanks to stronger growth and better U.S. economic conditions. The materials and information technology sectors were also beneficiaries of the improving economic environment, posting gains of more than 20% for the reporting period. The only sector in the Index to decline for the reporting period was telecommunication services, where intense price competition among diversified telecom providers weighed on the sector.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Consumer Staples	25.91%
Health Care	20.17
Utilities	13.81
Energy	13.05
Telecommunication Services	11.81
Information Technology	7.64
Consumer Discretionary	3.88
Materials	2.05
Industrials	0.91
Financials	0.77

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

AT&T Inc.	9.84%
Chevron Corp.	7.69
Johnson & Johnson	7.43
Procter & Gamble Co. (The)	6.28
Pfizer Inc.	6.07
Philip Morris International Inc.	5.99
Merck & Co. Inc.	4.88
Intel Corp.	4.44
Coca-Cola Co. (The)	4.16
Altria Group Inc.	3.93

TOTAL	60.71%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.20%	16.71%	16.51%	16.20%	16.71%	16.51%
5 Years	18.99%	19.36%	18.96%	138.57%	142.25%	138.27%
Since Inception	2.11%	2.17%	2.24%	15.48%	15.93%	16.46%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/11/07. The first day of secondary market trading was 6/15/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,062.50	$2.56	$1,000.00	$1,022.30	$2.51	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

The iShares International Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in non-U.S. developed markets, as represented by the Dow Jones EPAC Select Dividend IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 16.20%, net of fees, while the total return for the Index was 16.51%.

As represented by the Index, international dividend-paying stocks advanced by more than 16% for the reporting period and outperformed the broad international equity indexes. Dividend-paying stocks generally tracked the pattern of the broad international stock indexes during the reporting period — a steady advance with bouts of volatility along the way.

The outperformance of dividend-paying stocks compared with the broad international stock indexes resulted primarily from continued investor demand for higher-yielding investments in a low interest rate environment. Outside of the U.S., interest rates in many regions of the world were stable to lower during the reporting period, making higher-yielding investments even more attractive. As of April 30, 2014, the average dividend yield of the components in the Index was 5.27%, well above the dividend yields for any of the broad international stock indexes.

European stocks comprised more than 60% of the Index as of the end of the reporting period, with France and the U.K. as the largest country weightings among the 15 European nations represented in the Index. Europe was the best-performing region in the global equity markets for the reporting period.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*
Financials	18.35%
Utilities	18.19
Industrials	16.15
Telecommunication Services	15.58
Consumer Discretionary	10.52
Energy	8.00
Materials	5.26
Consumer Staples	4.10
Information Technology	3.24
Health Care	0.61

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 4/30/14

Country	Percentage of Total Investments*
Australia	21.01%
United Kingdom	13.14
France	11.40
Germany	7.35
Finland	6.89
Canada	5.93
Italy	5.59
Sweden	4.47
New Zealand	3.76
Switzerland	3.00

TOTAL	82.54%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® SELECT DIVIDEND ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.06%	18.05%	18.46%	18.06%	18.05%	18.46%
5 Years	20.76%	20.78%	21.28%	156.86%	157.04%	162.38%
10 Years	7.24%	7.23%	7.88%	101.09%	100.90%	113.46%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,089.10	$2.02	$1,000.00	$1,022.90	$1.96	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® SELECT DIVIDEND ETF

The iShares Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Dow Jones U.S. Select Dividend IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 18.06%, net of fees, while the total return for the Index was 18.46%.

As represented by the Index, dividend-paying stocks posted double-digit gains for the reporting period but slightly trailed the performance of the broad U.S. stock market indexes. Dividend-paying stocks generally tracked the pattern of the broad U.S. equity market during the reporting period — a steady advance with bouts of volatility along the way. The primary contributing factors to the underperformance of dividend-paying stocks for the reporting period were lower volatility compared with the overall market (as illustrated by the Index’s beta of 0.9) and rising interest rates, which make higher-yielding investments less attractive. As of April 30, 2014, the average dividend yield of the components in the Index was 3.58%, while the dividend yield of the broad S&P 500® was 2.07%.

On a sector basis, the information technology and industrials sectors generated the best returns in the Index, gaining more than 40%. Both sectors benefited from strong growth thanks to better U.S. economic conditions. The materials and energy sectors were also beneficiaries of the improving economic environment, posting gains of more than 20% for the reporting period. The only sector in the Index to decline for the reporting period was telecommunication services, where intense price competition among diversified telecom providers weighed on the sector.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Utilities	35.61%
Industrials	13.26
Consumer Staples	12.35
Consumer Discretionary	9.90
Financials	8.72
Energy	8.43
Health Care	4.14
Materials	3.58
Telecommunication Services	2.44
Information Technology	1.57

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Lockheed Martin Corp.	3.57%
Chevron Corp.	2.31
Entergy Corp.	2.22
Philip Morris International Inc.	2.10
HollyFrontier Corp.	2.06
Kimberly-Clark Corp.	1.94
McDonald’s Corp.	1.94
NextEra Energy Inc.	1.80
Integrys Energy Group Inc.	1.78
DTE Energy Co.	1.74

TOTAL	21.46%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2013 and held through April 30, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE HIGH DIVIDEND ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.73%

BEVERAGES — 4.44%
Coca-Cola Co. (The)	3,598,733	$146,792,319
Dr Pepper Snapple Group Inc.	187,544	10,393,689

		157,186,008

CAPITAL MARKETS — 0.13%
Federated Investors Inc. Class B	111,077	3,170,138
Greenhill & Co. Inc.	28,635	1,436,045

		4,606,183

CHEMICALS — 1.59%
E.I. du Pont de Nemours and Co.	817,286	55,019,693
Innophos Holdings Inc.	21,368	1,206,010

		56,225,703

COMMERCIAL BANKS — 0.17%
Trustmark Corp.	82,186	1,879,594
Valley National Bancorp	287,668	2,882,433
Westamerica Bancorp	25,567	1,299,315

		6,061,342

COMMERCIAL SERVICES & SUPPLIES — 0.91%
Republic Services Inc.	270,367	9,487,178
Waste Management Inc.	512,002	22,758,489

		32,245,667

DIVERSIFIED TELECOMMUNICATION SERVICES — 11.77%
AT&T Inc.	9,741,258	347,762,911
CenturyLink Inc.	1,355,614	47,324,485
Windstream Holdings Inc.	2,415,762	21,910,961

		416,998,357

ELECTRIC UTILITIES — 7.96%
ALLETE Inc.	47,714	2,469,677
American Electric Power Co. Inc.	641,689	34,529,285
Cleco Corp.	58,702	3,084,790
Duke Energy Corp.	1,019,355	75,931,754
Great Plains Energy Inc.	177,035	4,749,849
NextEra Energy Inc.	441,392	44,072,991
Northeast Utilities	367,556	17,370,697
PPL Corp.	938,136	31,277,454
Southern Co. (The)	1,367,364	62,666,292
Westar Energy Inc.	166,198	5,963,184

		282,115,973

Security	Shares	Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.02%
AVX Corp.	48,017	$641,027

		641,027

FOOD & STAPLES RETAILING — 0.63%
Sysco Corp.	607,916	22,146,380

		22,146,380

FOOD PRODUCTS — 1.38%
General Mills Inc.	611,939	32,445,006
Kellogg Co.	248,068	16,578,384

		49,023,390

GAS UTILITIES — 0.12%
Questar Corp.	176,480	4,284,934

		4,284,934

HOTELS, RESTAURANTS & LEISURE — 3.04%
McDonald’s Corp.	1,063,207	107,787,926

		107,787,926

HOUSEHOLD DURABLES — 0.16%
Leggett & Platt Inc.	172,432	5,666,116

		5,666,116

HOUSEHOLD PRODUCTS — 7.78%
Clorox Co. (The)	137,505	12,471,704
Kimberly-Clark Corp.	367,077	41,204,393
Procter & Gamble Co. (The)	2,686,011	221,730,208

		275,406,305

INSURANCE — 0.42%
Arthur J. Gallagher & Co.	131,992	5,942,280
Cincinnati Financial Corp.	169,603	8,266,450
OneBeacon Insurance Group Ltd. Class A	42,125	650,410

		14,859,140

IT SERVICES — 0.65%
Paychex Inc.	349,232	14,601,390
Western Union Co.[a]	540,666	8,580,369

		23,181,759

LEISURE EQUIPMENT & PRODUCTS — 0.67%
Hasbro Inc.	110,581	6,110,706
Mattel Inc.	449,833	17,640,201

		23,750,907

METALS & MINING — 0.46%
Nucor Corp.	313,035	16,199,561

		16,199,561

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® CORE HIGH DIVIDEND ETF

April 30, 2014

Security	Shares	Value

MULTI-UTILITIES — 5.69%
Alliant Energy Corp.	136,319	$7,971,935
Ameren Corp.	314,471	12,990,797
Consolidated Edison Inc.	440,683	25,572,834
Dominion Resources Inc.	657,868	47,721,745
DTE Energy Co.	211,783	16,548,724
NiSource Inc.	294,158	10,683,819
Public Service Enterprise Group Inc.	663,678	27,190,888
SCANA Corp.	189,389	10,166,401
Sempra Energy	197,629	19,488,196
TECO Energy Inc.	355,482	6,384,457
Vectren Corp.	104,206	4,227,637
Wisconsin Energy Corp.	259,240	12,567,955

		201,515,388
OIL, GAS & CONSUMABLE FUELS — 13.01%
Chevron Corp.	2,164,643	271,705,989
ConocoPhillips	1,654,122	122,917,806
Spectra Energy Corp.	798,569	31,711,175
Williams Companies Inc. (The)	822,168	34,670,825

		461,005,795
PHARMACEUTICALS — 20.12%
Eli Lilly and Co.	1,068,940	63,174,354
Johnson & Johnson	2,589,718	262,312,536
Merck & Co. Inc.	2,946,222	172,530,761
Pfizer Inc.	6,859,193	214,555,557

		712,573,208
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 6.57%
Analog Devices Inc.	289,561	14,851,584
Intel Corp.	5,880,983	156,963,436
Maxim Integrated Products Inc.	295,894	9,598,801
Microchip Technology Inc.[a]	197,771	9,402,033
Texas Instruments Inc.	921,633	41,888,220

		232,704,074
SOFTWARE — 0.38%
CA Inc.	326,743	9,848,034
Compuware Corp.	335,260	3,473,294

		13,321,328
THRIFTS & MORTGAGE FINANCE — 0.04%
Northwest Bancshares Inc.	114,019	1,515,312

		1,515,312
TOBACCO — 11.62%
Altria Group Inc.	3,458,533	138,721,759
Lorillard Inc.	577,689	34,326,280
Philip Morris International Inc.	2,476,348	211,554,410

Security	Shares	Value

Reynolds American Inc.	479,124	$27,036,967

		411,639,416

TOTAL COMMON STOCKS
(Cost: $3,225,602,842)		3,532,661,199

SHORT-TERM INVESTMENTS — 0.29%

MONEY MARKET FUNDS — 0.29%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[b,c,d]	6,813,057	6,813,057
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[b,c,d]	370,773	370,773
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	3,021,484	3,021,484

		10,205,314

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,205,314)		10,205,314

TOTAL INVESTMENTS IN SECURITIES — 100.02%
(Cost: $3,235,808,156)		3,542,866,513
Other Assets, Less Liabilities — (0.02)%		(567,739)

NET ASSETS — 100.00%		$3,542,298,774

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Financial futures contracts purchased as of April 30, 2014 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Net Unrealized Appreciation (Depreciation)
95	E-mini S&P 500 (Jun. 2014)	Chicago Mercantile	$8,920,025	$86,431

See notes to financial statements.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.40%

AUSTRALIA — 20.89%
ALS Ltd.	3,967,925	$27,573,596
Amcor Ltd.	2,237,495	21,332,715
APA Group	6,490,055	40,048,965
Australia and New Zealand Banking Group Ltd.	1,068,795	34,135,352
Bradken Ltd.	7,713,420	30,231,245
Commonwealth Bank of Australia	429,780	31,418,966
David Jones Ltd.	15,368,405	55,961,589
Metcash Ltd.	18,079,035	46,568,122
Monadelphous Group Ltd.[a]	3,313,830	53,671,081
Myer Holdings Ltd.	19,145,945	39,382,064
National Australia Bank Ltd.	1,102,725	36,067,049
Orica Ltd.	1,334,580	27,043,449
SP AusNet	32,601,075	42,289,120
Stockland Corp. Ltd.	10,921,690	39,364,808
Suncorp Group Ltd.	2,229,955	26,901,455
Sydney Airport	8,927,360	34,906,330
Tatts Group Ltd.	11,219,520	31,394,235
Telstra Corp. Ltd.	7,370,350	35,647,354
Wesfarmers Ltd.	688,025	27,227,168
Westfield Group	3,061,240	31,058,479
Westpac Banking Corp.	1,110,265	36,128,493
WorleyParsons Ltd.	2,175,290	33,880,793

		782,232,428
AUSTRIA — 0.88%
Oesterreichische Post AG	646,555	32,999,438

		32,999,438
BELGIUM — 1.71%
Belgacom SA	2,094,235	64,056,937

		64,056,937
CANADA — 5.89%
Bank of Montreal	399,620	27,510,402
Canadian Oil Sands Ltd.	2,246,920	48,646,243
Crescent Point Energy Corp.	1,091,415	44,344,795
Emera Inc.	1,040,520	32,141,444
Manitoba Telecom Services Inc.	1,289,340	35,586,230
Russel Metals Inc.	1,102,725	32,405,013

		220,634,127
DENMARK — 0.89%
TrygVesta A/S	352,495	33,461,503

		33,461,503

Security	Shares	Value

FINLAND — 6.84%
Elisa OYJ	1,724,775	$51,488,676
Fortum OYJ	1,581,515	35,677,640
Konecranes OYJ	808,665	26,046,724
Metso OYJ	1,012,245	40,533,871
Stora Enso OYJ Class R	2,782,260	28,335,101
UPM-Kymmene OYJ	1,949,090	34,051,613
YIT OYJ	3,915,145	40,171,201

		256,304,826
FRANCE — 11.33%
Bouygues SA	944,385	42,445,373
CNP Assurances SA	1,984,905	45,713,514
GDF Suez	2,169,635	54,675,951
Lagardere SCA	878,410	36,751,900
Neopost SA	542,880	44,456,220
Orange	3,930,225	63,622,328
Societe Television Francaise 1	1,300,650	22,091,835
Total SA	546,650	39,019,629
Veolia Environnement	2,141,360	39,904,714
Vivendi SA	1,325,155	35,535,170

		424,216,634
GERMANY — 7.30%
Deutsche Telekom AG Registered	2,032,030	34,049,600
Freenet AG	1,498,575	51,769,578
K+S AG Registered	1,606,020	56,127,138
ProSiebenSat.1 Media AG Registered	2,109,315	92,170,937
RWE AG	1,032,980	39,366,147

		273,483,400
GREECE — 1.19%
OPAP SA	2,791,685	44,514,295

		44,514,295
HONG KONG — 2.34%
CLP Holdings Ltd.	3,097,500	24,770,891
Television Broadcasts Ltd.	4,226,600	26,358,837
VTech Holdings Ltd.	2,639,000	36,421,832

		87,551,560
ISRAEL — 0.97%
Migdal Insurance & Financial Holdings Ltd.	22,205,300	36,342,711

		36,342,711

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

April 30, 2014

Security	Shares	Value

ITALY — 5.56%
Enel SpA	6,572,995	$37,129,541
Eni SpA	1,630,525	42,299,623
Hera SpA	16,603,080	48,850,531
Snam SpA	6,978,270	41,915,192
Terna SpA	7,017,855	37,949,342

		208,144,229
JAPAN — 1.67%
Eisai Co. Ltd.	590,200	22,781,778
Net One Systems Co. Ltd.[b]	4,901,000	39,870,103

		62,651,881
NETHERLANDS — 0.74%
Corbion NV	1,191,320	27,568,937

		27,568,937
NEW ZEALAND — 3.74%
Fletcher Building Ltd.	3,423,160	28,967,238
SKYCITY Entertainment Group Ltd.	11,813,295	42,929,426
Telecom Corp. of New Zealand Ltd.	28,652,000	68,183,356

		140,080,020
NORWAY — 1.33%
Fred Olsen Energy ASA	1,304,420	41,413,982
Seadrill Ltd.	241,280	8,405,769

		49,819,751
PORTUGAL — 1.46%
Energias de Portugal SA	11,238,370	54,538,931

		54,538,931
SINGAPORE — 1.26%
Keppel Corp. Ltd.	2,343,000	19,653,316
StarHub Ltd.	8,328,000	27,531,127

		47,184,443
SPAIN — 2.92%
Ferrovial SA	2,326,090	51,603,807
Gas Natural SDG SA	1,215,825	34,837,079
Mapfre SA	5,404,295	22,742,227

		109,183,113
SWEDEN — 4.45%
NCC AB Class B	980,200	34,127,788
Peab AB	4,508,920	34,767,026
Securitas AB Class B	2,429,765	29,249,346
Swedbank AB Class A	1,400,555	37,115,169
TeliaSonera AB	4,316,650	31,237,738

		166,497,067

Security	Shares	Value

SWITZERLAND — 2.98%
Swiss Prime Site AG Registered	412,815	$34,672,803
Swisscom AG Registered	56,550	34,362,258
Zurich Insurance Group AG	148,915	42,638,959

		111,674,020
UNITED KINGDOM — 13.06%
Amlin PLC	4,177,160	31,577,824
BAE Systems PLC	3,892,525	26,290,897
British American Tobacco PLC	497,640	28,712,715
Cable & Wireless Communications PLC	52,425,620	46,740,300
Carillion PLC	7,091,370	44,280,350
Catlin Group Ltd.	4,086,680	36,469,484
Dairy Crest Group PLC	2,897,245	22,596,813
HSBC Holdings PLC	2,525,900	25,765,524
National Grid PLC	2,665,390	37,827,921
Provident Financial PLC	1,166,815	39,148,387
Resolution Ltd.	6,906,640	34,788,369
Royal Dutch Shell PLC Class A	1,008,475	39,914,476
SSE PLC	1,687,075	43,442,842
United Utilities Group PLC	2,348,710	31,568,683

		489,124,585

TOTAL COMMON STOCKS
(Cost: $3,240,116,038)		3,722,264,836

SHORT-TERM INVESTMENTS — 0.45%

MONEY MARKET FUNDS — 0.45%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[b,c,d]	12,939,730	12,939,730
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[b,c,d]	704,193	704,193
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	2,977,134	2,977,134

		16,621,057

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,621,057)		16,621,057

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

April 30, 2014

Value

TOTAL INVESTMENTS IN SECURITIES — 99.85%
(Cost: $3,256,737,095)	$3,738,885,893
Other Assets, Less Liabilities — 0.15%	5,725,544

NET ASSETS — 100.00%	$3,744,611,437

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments

iSHARES® SELECT DIVIDEND ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.85%

AEROSPACE & DEFENSE — 7.73%
General Dynamics Corp.	1,900,117	$207,967,806
Honeywell International Inc.	1,583,808	147,135,763
Lockheed Martin Corp.	2,946,047	483,564,154
Northrop Grumman Corp.	1,726,229	209,754,086

		1,048,421,809
BEVERAGES — 0.64%
Coca-Cola Co. (The)	2,121,312	86,528,317

		86,528,317
BIOTECHNOLOGY — 0.35%
PDL BioPharma Inc.	5,641,221	47,893,966

		47,893,966
CAPITAL MARKETS — 0.63%
Federated Investors Inc. Class B	2,986,636	85,238,591

		85,238,591
CHEMICALS — 1.04%
Olin Corp.	2,225,712	62,542,507
RPM International Inc.	1,856,611	79,203,025

		141,745,532
COMMERCIAL BANKS — 3.73%
Bank of Hawaii Corp.[a]	2,509,164	138,430,578
BB&T Corp.	2,160,969	80,668,973
F.N.B. Corp.	3,368,967	41,909,949
First Niagara Financial Group Inc.	2,383,700	21,262,604
FirstMerit Corp.	2,445,466	47,417,586
Trustmark Corp.	2,832,621	64,782,042
United Bankshares Inc.	2,442,116	71,431,893
Valley National Bancorp	3,957,152	39,650,663

		505,554,288
COMMERCIAL SERVICES & SUPPLIES — 3.12%
Deluxe Corp.	1,564,418	85,964,769
Pitney Bowes Inc.	2,589,977	69,411,383
R.R. Donnelley & Sons Co.	4,180,462	73,576,131
Republic Services Inc.	2,330,897	81,791,176
Waste Management Inc.	2,536,815	112,761,427

		423,504,886
COMPUTERS & PERIPHERALS — 1.02%
Seagate Technology PLC	2,640,276	138,825,712

		138,825,712

Security	Shares	Value

CONTAINERS & PACKAGING — 2.01%
Avery Dennison Corp.	1,832,178	$89,153,781
MeadWestvaco Corp.	2,178,497	85,113,878
Sonoco Products Co.	2,355,494	99,119,188

		273,386,847
DISTRIBUTORS — 1.29%
Genuine Parts Co.	2,008,222	174,956,301

		174,956,301
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.44%
AT&T Inc.	4,032,891	143,974,209
CenturyLink Inc.	5,351,112	186,807,320

		330,781,529
ELECTRIC UTILITIES — 16.24%
American Electric Power Co. Inc.	3,323,559	178,840,710
Cleco Corp.	2,462,504	129,404,585
Edison International	2,269,977	128,389,899
Entergy Corp.	4,152,297	301,041,533
Exelon Corp.	3,366,380	117,924,291
FirstEnergy Corp.	5,210,563	175,856,501
IDACORP Inc.[a]	2,601,071	146,024,126
NextEra Energy Inc.	2,438,023	243,436,597
Northeast Utilities	2,729,454	128,993,996
OGE Energy Corp.	1,898,154	70,858,089
Pinnacle West Capital Corp.	3,286,502	183,879,787
PPL Corp.	3,814,418	127,172,696
UNS Energy Corp.[a]	2,890,921	173,628,715
Xcel Energy Inc.	3,088,922	98,443,944

		2,203,895,469
ELECTRICAL EQUIPMENT — 1.95%
Eaton Corp. PLC	1,800,698	130,802,703
Emerson Electric Co.	1,970,746	134,365,462

		265,168,165
ENERGY EQUIPMENT & SERVICES — 1.47%
Ensco PLC Class A	3,941,848	198,866,232

		198,866,232
FOOD & STAPLES RETAILING — 0.64%
Sysco Corp.	2,395,970	87,285,187

		87,285,187
FOOD PRODUCTS — 1.68%
Campbell Soup Co.	2,337,237	106,320,911
General Mills Inc.	2,284,895	121,145,133

		227,466,044

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SELECT DIVIDEND ETF

April 30, 2014

Security	Shares	Value

GAS UTILITIES — 2.80%
AGL Resources Inc.	3,172,238	$171,300,852
New Jersey Resources Corp.[a]	2,964,995	147,449,202
Questar Corp.	2,495,644	60,594,236

		379,344,290
HOTELS, RESTAURANTS & LEISURE — 3.13%
Darden Restaurants Inc.	3,258,947	162,002,255
McDonald’s Corp.	2,588,342	262,406,112

		424,408,367
HOUSEHOLD DURABLES — 3.22%
Garmin Ltd.	2,847,845	162,611,950
Leggett & Platt Inc.	3,176,183	104,369,373
Tupperware Brands Corp.	2,001,897	169,981,074

		436,962,397
HOUSEHOLD PRODUCTS — 3.46%
Clorox Co. (The)	2,284,288	207,184,922
Kimberly-Clark Corp.	2,339,792	262,641,652

		469,826,574
INDUSTRIAL CONGLOMERATES — 0.44%
General Electric Co.	2,195,319	59,032,128

		59,032,128
INSURANCE — 3.43%
Arthur J. Gallagher & Co.	2,330,560	104,921,811
Cincinnati Financial Corp.	2,517,385	122,697,345
Mercury General Corp.[a]	3,763,869	180,138,770
Old Republic International Corp.	3,455,973	57,230,913

		464,988,839
LEISURE EQUIPMENT & PRODUCTS — 0.70%
Mattel Inc.	2,428,595	95,237,353

		95,237,353
MEDIA — 1.33%
Cinemark Holdings Inc.	2,325,361	68,877,193
Meredith Corp.[a]	2,524,351	111,248,148

		180,125,341
METALS & MINING — 0.51%
Cliffs Natural Resources Inc.[b]	1,896,381	33,603,872
Commercial Metals Co.	1,874,421	35,988,883

		69,592,755

Security	Shares	Value

MULTI-UTILITIES — 16.52%
Alliant Energy Corp.	2,839,844	$166,074,077
Avista Corp.[a]	3,486,948	112,105,378
Black Hills Corp.[a]	2,339,549	135,108,955
CenterPoint Energy Inc.	2,759,494	68,325,071
CMS Energy Corp.	2,985,494	90,490,323
Dominion Resources Inc.	2,707,811	196,424,610
DTE Energy Co.	3,020,705	236,037,889
Integrys Energy Group Inc.	3,936,552	241,231,907
NiSource Inc.	2,468,697	89,663,075
PG&E Corp.	3,438,808	156,740,869
Public Service Enterprise Group Inc.	3,436,988	140,813,398
SCANA Corp.	3,342,950	179,449,556
Sempra Energy	2,208,115	217,742,220
TECO Energy Inc.	3,983,545	71,544,468
Wisconsin Energy Corp.	2,868,391	139,059,596

		2,240,811,392
OIL, GAS & CONSUMABLE FUELS — 6.95%
Chevron Corp.	2,493,238	312,951,234
ConocoPhillips	3,038,824	225,815,012
HollyFrontier Corp.	5,303,121	278,891,133
ONEOK Inc.	1,982,511	125,334,345

		942,991,724
PHARMACEUTICALS — 3.78%
Bristol-Myers Squibb Co.	2,102,920	105,335,263
Eli Lilly and Co.	2,982,643	176,274,201
Merck & Co. Inc.	2,672,909	156,525,551
Pfizer Inc.	2,380,294	74,455,597

		512,590,612
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.55%
Intel Corp.	2,800,413	74,743,023

		74,743,023
SPECIALTY RETAIL — 0.21%
Staples Inc.	2,329,821	29,122,763

		29,122,763
THRIFTS & MORTGAGE FINANCE — 0.93%
New York Community Bancorp Inc.	4,917,160	75,773,435
People’s United Financial Inc.	3,505,249	50,054,956

		125,828,391

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® SELECT DIVIDEND ETF

April 30, 2014

Security	Shares	Value

TOBACCO — 5.91%
Altria Group Inc.	3,892,022	$156,109,002
Lorillard Inc.	3,309,845	196,670,990
Philip Morris International Inc.	3,329,944	284,477,116
Universal Corp.[a]	3,026,528	165,157,633

		802,414,741

TOTAL COMMON STOCKS
(Cost: $10,595,576,447)		13,547,539,565

SHORT-TERM INVESTMENTS — 0.33%

MONEY MARKET FUNDS — 0.33%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[a,c,d]	31,712,682	31,712,682
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[a,c,d]	1,726,950	1,726,950
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[a,c]	10,964,674	10,964,674

		44,404,306

TOTAL SHORT-TERM INVESTMENTS
(Cost: $44,404,306)		44,404,306

TOTAL INVESTMENTS IN SECURITIES — 100.18%
(Cost: $10,639,980,753)		13,591,943,871
Other Assets, Less Liabilities — (0.18)%		(24,117,915)

NET ASSETS — 100.00%		$13,567,825,956

[a]	Affiliated issuer. See Note 2.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Financial futures contracts purchased as of April 30, 2014 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Net Unrealized Appreciation (Depreciation)
179	E-mini S&P 500 (Jun. 2014)	Chicago Mercantile	$16,807,205	$211,928

See notes to financial statements.

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2014

	iShares Core High Dividend ETF	iShares International Select Dividend ETF	iShares Select Dividend ETF

ASSETS
Investments, at cost:
Unaffiliated	$3,225,602,842	$3,209,401,611	$9,528,979,289
Affiliated (Note 2)	10,205,314	47,335,484	1,111,001,464

Total cost of investments	$3,235,808,156	$3,256,737,095	$10,639,980,753

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,532,661,199	$3,682,394,733	$12,238,248,060
Affiliated (Note 2)	10,205,314	56,491,160	1,353,695,811

Total fair value of investments	3,542,866,513	3,738,885,893	13,591,943,871
Foreign currency, at value[b]	—	10,648,763	—
Cash pledged to broker	413,000	—	813,000
Receivables:
Investment securities sold	—	15,234,967	—
Due from custodian (Note 4)	—	4,393,765	—
Dividends and interest	7,214,255	16,414,821	14,311,698
Capital shares sold	90,279	—	301,001
Futures variation margin	28,975	—	54,595

Total Assets	3,550,613,022	3,785,578,209	13,607,424,165

LIABILITIES
Payables:
Investment securities purchased	—	25,845,069	1,870,389
Collateral for securities on loan (Note 1)	7,183,830	13,643,923	33,439,632
Investment advisory fees (Note 2)	1,130,418	1,477,780	4,288,188

Total Liabilities	8,314,248	40,966,772	39,598,209

NET ASSETS	$3,542,298,774	$3,744,611,437	$13,567,825,956

Net assets consist of:
Paid-in capital	$3,295,949,258	$3,261,411,124	$12,549,446,716
Undistributed net investment income	5,785,956	26,595,827	7,719,398
Accumulated net realized loss	(66,581,228)	(25,678,911)	(1,941,515,204)
Net unrealized appreciation	307,144,788	482,283,397	2,952,175,046

NET ASSETS	$3,542,298,774	$3,744,611,437	$13,567,825,956

Shares outstanding[c]	48,000,000	94,250,000	181,350,000

Net asset value per share	$73.80	$39.73	$74.82

[a]	Securities on loan with values of $7,123,459, $12,982,412 and $32,950,606, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $10,628,197 and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2014

	iShares Core High Dividend ETF	iShares International Select Dividend ETF	iShares Select Dividend ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$120,444,108	$157,930,734	$408,075,519
Dividends — affiliated (Note 2)	—	783,297	44,856,482
Interest — unaffiliated	261	—	1,132
Interest — affiliated (Note 2)	592	931	1,594
Securities lending income — affiliated (Note 2)	28,127	649,512	1,737,922

Total investment income	120,473,088	159,364,474	454,672,649

EXPENSES
Investment advisory fees (Note 2)	13,063,039	13,798,356	50,144,119

Total expenses	13,063,039	13,798,356	50,144,119

Net investment income	107,410,049	145,566,118	404,528,530

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(52,987,267)	59,041,657	472,122,267
Investments — affiliated (Note 2)	—	—	62,875,016
In-kind redemptions — unaffiliated	392,594,804	—	518,988,224
In-kind redemptions — affiliated (Note 2)	—	—	45,122,520
Futures contracts	1,540,665	—	6,144,697
Foreign currency transactions	—	(147,230)	—

Net realized gain	341,148,202	58,894,427	1,105,252,724

Net change in unrealized appreciation/depreciation on:
Investments	(105,080,955)	258,615,651	609,357,588
Futures contracts	(229,901)	—	(311,847)
Translation of assets and liabilities in foreign currencies	—	(157,009)	—

Net change in unrealized appreciation/depreciation	(105,310,856)	258,458,642	609,045,741

Net realized and unrealized gain	235,837,346	317,353,069	1,714,298,465

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$343,247,395	$462,919,187	$2,118,826,995

[a]	Net of foreign withholding tax of $ —, $15,585,211 and $ —, respectively.

See notes to financial statements.

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Core High Dividend ETF		iShares International Select Dividend ETF
	Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$107,410,049	$74,676,108	$145,566,118	$68,116,417
Net realized gain (loss)	341,148,202	98,260,235	58,894,427	(17,875,118)
Net change in unrealized appreciation/depreciation	(105,310,856)	310,138,864	258,458,642	215,432,597

Net increase in net assets resulting from operations	343,247,395	483,075,207	462,919,187	265,673,896

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(105,726,018)	(73,682,512)	(132,528,406)	(61,528,187)

Total distributions to shareholders	(105,726,018)	(73,682,512)	(132,528,406)	(61,528,187)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,296,338,412	2,558,131,484	1,354,850,130	923,607,076
Cost of shares redeemed	(2,509,873,509)	(895,137,790)	—	(13,876,653)

Net increase (decrease) in net assets from capital share transactions	(213,535,097)	1,662,993,694	1,354,850,130	909,730,423

INCREASE IN NET ASSETS	23,986,280	2,072,386,389	1,685,240,911	1,113,876,132

NET ASSETS
Beginning of year	3,518,312,494	1,445,926,105	2,059,370,526	945,494,394

End of year	$3,542,298,774	$3,518,312,494	$3,744,611,437	$2,059,370,526

Undistributed net investment income included in net assets at end of year	$5,785,956	$4,101,925	$26,595,827	$10,631,576

SHARES ISSUED AND REDEEMED
Shares sold	33,250,000	41,000,000	37,150,000	27,800,000
Shares redeemed	(36,550,000)	(14,650,000)	—	(500,000)

Net increase (decrease) in shares outstanding	(3,300,000)	26,350,000	37,150,000	27,300,000

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Select Dividend ETF
	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$404,528,530	$404,994,626
Net realized gain	1,105,252,724	517,991,665
Net change in unrealized appreciation/depreciation	609,045,741	1,091,761,712

Net increase in net assets resulting from operations	2,118,826,995	2,014,748,003

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(411,148,187)	(404,894,041)

Total distributions to shareholders	(411,148,187)	(404,894,041)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,291,553,254	2,065,378,803
Cost of shares redeemed	(1,861,420,972)	(1,541,744,541)

Net increase (decrease) in net assets from capital share transactions	(569,867,718)	523,634,262

INCREASE IN NET ASSETS	1,137,811,090	2,133,488,224

NET ASSETS
Beginning of year	12,430,014,866	10,296,526,642

End of year	$13,567,825,956	$12,430,014,866

Undistributed net investment income included in net assets at end of year	$7,719,398	$14,339,055

SHARES ISSUED AND REDEEMED
Shares sold	18,750,000	35,200,000
Shares redeemed	(27,250,000)	(26,950,000)

Net increase (decrease) in shares outstanding	(8,500,000)	8,250,000

See notes to financial statements.

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core High Dividend ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Period from Mar. 29, 2011[a] to Apr. 30, 2011
Net asset value, beginning of period	$68.58	$57.95	$52.88	$50.35

Income from investment operations:
Net investment income[b]	2.27	2.11	2.10	0.18
Net realized and unrealized gain[c]	5.21	10.63	4.41	2.35

Total from investment operations	7.48	12.74	6.51	2.53

Less distributions from:
Net investment income	(2.26)	(2.11)	(1.44)	—

Total distributions	(2.26)	(2.11)	(1.44)	—

Net asset value, end of period	$73.80	$68.58	$57.95	$52.88

Total return	11.20%	22.49%	12.54%	5.03%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,542,299	$3,518,312	$1,445,926	$23,798
Ratio of expenses to average net assets[e]	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets[e]	3.29%	3.45%	3.82%	3.97%
Portfolio turnover rate[f]	47%	43%	28%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares International Select Dividend ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$36.07	$31.73	$37.94	$31.27	$21.24

Income from investment operations:
Net investment income[a]	1.93	1.70	1.61	1.29	1.18
Net realized and unrealized gain (loss)[b]	3.56	4.29	(6.19)	6.71	10.06

Total from investment operations	5.49	5.99	(4.58)	8.00	11.24

Less distributions from:
Net investment income	(1.83)	(1.65)	(1.63)	(1.33)	(1.21)

Total distributions	(1.83)	(1.65)	(1.63)	(1.33)	(1.21)

Net asset value, end of year	$39.73	$36.07	$31.73	$37.94	$31.27

Total return	16.20%	19.76%	(11.95)%	26.64%	53.75%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,744,611	$2,059,371	$945,494	$523,506	$129,769
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	5.27%	5.21%	5.07%	3.91%	3.98%
Portfolio turnover rate[c]	55%	24%	28%	38%	62%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Select Dividend ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$65.47	$56.70	$53.65	$47.46	$34.94

Income from investment operations:
Net investment income[a]	2.18	2.17	1.94	1.73	1.59
Net realized and unrealized gain[b]	9.40	8.78	3.00	6.21	12.57

Total from investment operations	11.58	10.95	4.94	7.94	14.16

Less distributions from:
Net investment income	(2.23)	(2.18)	(1.89)	(1.75)	(1.64)

Total distributions	(2.23)	(2.18)	(1.89)	(1.75)	(1.64)

Net asset value, end of year	$74.82	$65.47	$56.70	$53.65	$47.46

Total return	18.06%	19.83%	9.56%	17.25%	41.33%

Ratios/Supplemental data:
Net assets, end of year (000s)	$13,567,826	$12,430,015	$10,296,527	$6,202,221	$4,340,584
Ratio of expenses to average net assets	0.39%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	3.18%	3.72%	3.67%	3.59%	3.84%
Portfolio turnover rate[c]	22%	13%	16%	18%	25%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name		Diversification Classification
Core High Dividend	iShares High Dividend ETF	[a]	Non-diversified
International Select Dividend	iShares Dow Jones International Select Dividend Index Fund		Diversified
Select Dividend	iShares Dow Jones Select Dividend Index Fund		Diversified

[a]	Formerly the iShares High Dividend Equity Fund.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Certain funds invest in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in emerging market and frontier market countries.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

•	Financial futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® TRUST

transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of April 30, 2014, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2014 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2014, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of April 30, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® TRUST

and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party or request additional collateral. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of April 30, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Core High Dividend	$7,123,459	$7,123,459	$—
International Select Dividend	12,982,412	12,982,412	—
Select Dividend	32,950,606	32,950,606	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core High Dividend	0.40%
International Select Dividend	0.50

Effective June 12, 2014, for its investment advisory services to the iShares Core High Dividend ETF, BFA will be entitled to an annual investment advisory fee of 0.12% based on the average daily net assets of the Fund.

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the iShares Select Dividend ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.4000%		First $46 billion
0.3800	[a]	Over $46 billion, up to and including $81 billion
0.3610	[a]	Over $81 billion, up to and including $141 billion[b]
0.3430	[a]	Over $141 billion[b]

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.
[b]	Breakpoint level was added effective July 1, 2013.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) the iShares Core High Dividend ETF and iShares Select Dividend ETF (the “Group 1 Funds”) retain 70% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

Pursuant to a securities lending agreement effective January 1, 2014, (i) the iShares International Select Dividend ETF (the “Group 2 Fund”) retains 75% of securities lending income (commencing January 1, 2015 the amount the Fund will retain is expected to change to 70% of securities lending income) and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2014, the Fund retained 65% of securities lending income and paid no collateral investment fees.

For the year ended April 30, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
Core High Dividend	$15,143
International Select Dividend	299,665
Select Dividend	899,865

In addition, commencing the business day following a “Hurdle Date” (the date that the aggregate securities lending income generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 or lesser amount as may

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® TRUST

be agreed to by the Funds and BTC) and pursuant to a securities lending agreement, each Group 1 Fund will (i) receive for the remainder of that calendar year 75% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. The Group 2 Fund will (i) receive for the remainder of that calendar year 80% of securities lending income (for any Hurdle Date after January 1, 2015, the Fund will retain 75% of securities lending income) and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended April 30, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
International Select Dividend
Net One Systems Co. Ltd.	—	4,901,000	—	4,901,000	$39,870,103	$783,297	$—

					$39,870,103	$783,297	$—

Select Dividend
Avista Corp.	3,314,531	754,882	(582,465)	3,486,948	$112,105,378	$4,096,020	$1,177,656
Bank of Hawaii Corp.	2,896,488	308,172	(695,496)	2,509,164	138,430,578	4,927,880	6,380,137
Black Hills Corp.	2,810,252	323,761	(794,464)	2,339,549	135,108,955	4,074,221	9,197,147
IDACORP Inc.	—	2,657,665	(56,594)	2,601,071	146,024,126	1,107,496	(5,805)
Mercury General Corp.	3,763,869	—	—	3,763,869	180,138,770	9,240,298	—
Meredith Corp.	3,012,768	356,849	(845,266)	2,524,351	111,248,148	4,658,942	7,239,972
New Jersey Resources Corp.	2,743,026	689,960	(467,991)	2,964,995	147,449,202	4,538,553	2,350,025
Universal Corp.	2,756,480	681,831	(411,783)	3,026,528	165,157,633	5,806,255	4,107,523
UNS Energy Corp	2,781,478	598,039	(488,596)	2,890,921	173,628,715	4,931,457	5,791,399
Watsco Inc.	2,292,514	206,975	(2,499,489)	—	—	1,475,360	71,759,482

					$1,309,291,505	$44,856,482	$107,997,536

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2014 were as follows:

iShares ETF	Purchases	Sales
Core High Dividend	$1,532,710,751	$1,540,129,196
International Select Dividend	1,618,051,946	1,527,659,552
Select Dividend	2,828,632,783	2,828,991,258

In-kind transactions (see Note 4) for the year ended April 30, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core High Dividend	$2,287,157,401	$2,484,532,473
International Select Dividend	1,280,092,660	—
Select Dividend	1,256,248,064	1,820,245,892

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

as of April 30, 2014, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Core High Dividend	$383,945,494	$—	$(383,945,494)
International Select Dividend	—	2,926,539	(2,926,539)
Select Dividend	544,120,911	—	(544,120,911)

The tax character of distributions paid during the years ended April 30, 2014 and April 30, 2013 was as follows:

iShares ETF	2014	2013
Core High Dividend
Ordinary income	$105,726,018	$73,682,512

International Select Dividend
Ordinary income	$132,528,406	$61,528,187

Select Dividend
Ordinary income	$411,148,187	$404,894,041

As of April 30, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Core High Dividend	$5,785,956	$—	$(33,799,375)	$276,602,933	$(2,239,998)	$246,349,516
International Select Dividend	32,347,817	13,140,094	—	437,712,402	—	483,200,313
Select Dividend	7,719,398	—	(1,836,079,908)	2,846,739,750	—	1,018,379,240

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2015.

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Total
Core High Dividend	$33,799,375	$—	$—	$33,799,375
Select Dividend	—	181,461,615	1,654,618,293	1,836,079,908

[a]	Must be utilized prior to losses subject to expiration.

For the year ended April 30, 2014, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
International Select Dividend	$39,112,964
Select Dividend	547,639,496

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core High Dividend	$3,266,263,580	$317,571,711	$(40,968,778)	$276,602,933
International Select Dividend	3,301,308,091	550,128,929	(112,551,127)	437,577,802
Select Dividend	10,745,204,121	3,072,313,718	(225,573,968)	2,846,739,750

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

6.	FINANCIAL FUTURES CONTRACTS

Each Fund may purchase or sell financial futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the value of futures contracts held by the Funds as of April 30, 2014 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Core High Dividend ETF	iShares Select Dividend ETF
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation (depreciation)[a]	$86,431	$211,928

[a]	Represents cumulative appreciation of futures contracts as reported in the schedules of investments. Only current day’s variation margin is reported separately within the statements of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the Funds during the year ended April 30, 2014 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Core High Dividend ETF	iShares Select Dividend ETF
Equity contracts:
Futures contracts	$1,540,665	$6,144,697

	Net Change in Unrealized Appreciation/Depreciation
	iShares Core High Dividend ETF	iShares Select Dividend ETF
Equity contracts:
Futures contracts	$(229,901)	$(311,847)

The following table shows the average quarter-end balances of open futures contracts for the year ended April 30, 2014:

	iShares Core High Dividend ETF	iShares Select Dividend ETF
Average number of contracts purchased	106	238
Average value of contracts purchased	$9,010,485	$20,646,346

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Core High Dividend ETF, iShares International Select Dividend ETF and iShares Select Dividend ETF (the “Funds”) at April 30, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 19, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended April 30, 2014, the iShares International Select Dividend ETF earned foreign source income of $166,005,083 and paid foreign taxes of $14,930,504 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2014 qualified for the dividends-received deduction:

iShares ETF	Dividend- Received Deduction
Core High Dividend	100.00%
Select Dividend	100.00

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2014:

iShares ETF	Qualified Dividend Income
Core High Dividend	$105,726,018
International Select Dividend	147,458,910
Select Dividend	411,148,187

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core High Dividend	$2.257144	$—	$—	$2.257144	100%	—%	—%	100%
International Select Dividend	1.833432	—	—	1.833432	100	—	—	100
Select Dividend	2.227385	—	—	2.227385	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	41

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core High Dividend ETF

Period Covered: April 1, 2011 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.13%
Between 0.5% and –0.5%	752	99.87

	753	100.00%

iShares International Select Dividend ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	3	0.23%
Greater than 3.5% and Less than 4.0%	1	0.08
Greater than 3.0% and Less than 3.5%	5	0.37
Greater than 2.5% and Less than 3.0%	9	0.68
Greater than 2.0% and Less than 2.5%	18	1.36
Greater than 1.5% and Less than 2.0%	41	3.11
Greater than 1.0% and Less than 1.5%	119	9.02
Greater than 0.5% and Less than 1.0%	382	28.96
Between 0.5% and –0.5%	608	46.10
Less than –0.5% and Greater than –1.0%	69	5.23
Less than –1.0% and Greater than –1.5%	36	2.73
Less than –1.5% and Greater than –2.0%	13	0.99
Less than –2.0% and Greater than –2.5%	9	0.68
Less than –2.5% and Greater than –3.0%	2	0.15
Less than –3.0% and Greater than –3.5%	2	0.15
Less than –3.5% and Greater than –4.0%	1	0.08
Less than –4.0% and Greater than –4.5%	1	0.08

	1,319	100.00%

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Select Dividend ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.08%
Greater than 0.5% and Less than 1.0%	1	0.08
Between 0.5% and –0.5%	1,316	99.76
Less than –0.5%	1	0.08

	1,319	100.00%

SUPPLEMENTAL INFORMATION	43

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 301 funds (as of April 30, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (43)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).	Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	45

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).
Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).
Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	47

Notes:

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES:	49

Notes:

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices, LLC, or Morningstar, Inc. nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-46-0414

APRIL 30, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares Morningstar Large-Cap ETF | JKD | NYSE Arca
➢	iShares Morningstar Large-Cap Growth ETF | JKE | NYSE Arca
➢	iShares Morningstar Large-Cap Value ETF | JKF | NYSE Arca
➢	iShares Morningstar Mid-Cap ETF | JKG | NYSE Arca
➢	iShares Morningstar Mid-Cap Growth ETF | JKH | NYSE Arca
➢	iShares Morningstar Mid-Cap Value ETF | JKI | NYSE Arca
➢	iShares Morningstar Small-Cap ETF | JKJ | NYSE Arca
➢	iShares Morningstar Small-Cap Growth ETF | JKK | NYSE Arca
➢	iShares Morningstar Small-Cap Value ETF | JKL | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. DOMESTIC MARKET OVERVIEW

Domestic equities delivered solid performance for the 12-month period ended April 30, 2014 (the “reporting period”), with the Dow Jones Industrial Average and S&P 500® reaching several record highs throughout the reporting period. Performance was mixed however, as the actions of the U.S. Federal Reserve Bank (the “Fed”) kept volatility levels elevated.

The reporting period began in a positive environment for domestic equities, as investors responded to encouraging data, including a rebound in the housing market and strong corporate fundamentals. The Fed’s ongoing quantitative easing program (“QE3”) helped to support stock market strength. However, the health of the U.S. economy triggered concerns that the Fed would terminate QE3 earlier than had been previously expected. The Fed escalated those concerns with comments made in June 2013 about “tapering” QE3, indicating that the Fed might begin scaling back its bond-purchasing program if the U.S. economy and labor market showed further signs of improvement. Those comments spurred market volatility and declines over the course of the next several months, until the Fed announced in September 2013 that it would delay any tapering of stimulus until the economic recovery appeared more sustainable. When the Fed did, in fact, begin to reduce its bond-buying program at the end of 2013, the effect on markets was positive, as investors had digested the possibility of tapering and were reassured that the tapering of the stimulus would be gradual.

Markets continued to gain strength during the first four months of 2014, although mixed data kept performance volatile. The U.S. economy grew only moderately, as evidenced by an annual gross domestic product (“GDP”) growth in the first quarter of 2014 of 2.3%. Although harsh weather conditions accounted for some of the disappointing growth rate, a decline in export levels also hurt. The labor market rebounded, however. Unemployment levels declined throughout the first quarter of 2014, dipping to 6.3% in April 2014. Other indicators of economic health reflected improvement. Consumer spending climbed 0.9% in March 2014 from February 2014, the biggest monthly increase since August 2009. Industrial production levels expanded throughout the first quarter of 2014, increasing 3.8% in March 2014 versus March 2013.

Discouraging economic data from China weighed on markets. The country registered annual GDP growth of 7.7% for 2013, matching its 7.7% growth rate for 2012, but significantly lagging its 9.3% and 10.5% rates of growth for 2011 and 2010, respectively. For the first quarter of 2014, GDP growth was expected to slow to 7.3% on an annual basis. Factory output growth fell to a five-month low in December 2013, and oil consumption increased at its slowest rate in five years in China, which is the world’s second-largest oil consumer.

Concerns about Europe abated, as the European Union appeared to have emerged from its longest recession since the introduction of the single currency for the collective countries. GDP for the EU as a whole turned positive in the second quarter of 2013, although unemployment levels remained stubbornly high throughout the Eurozone.

For the reporting period, value-oriented stocks outpaced growth-oriented stocks among small- and mid-capitalization stocks, while growth-oriented large-capitalization stocks outperformed their value-oriented counterparts. Underlying the overall relative performance, growth stocks generally outpaced value stocks for much of the reporting period. In the final months of the reporting period, investors largely shifted toward value stocks, as growth-oriented stocks became relatively expensive.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR LARGE-CAP ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.80%	18.83%	19.08%	18.80%	18.83%	19.08%
5 Years	19.20%	19.19%	19.48%	140.65%	140.51%	143.52%
Since Inception	8.43%	8.41%	8.65%	121.72%	121.46%	126.15%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/28/04. The first day of secondary market trading was 7/2/04.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,074.40	$1.03	$1,000.00	$1,023.80	$1.00	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE-CAP ETF

The iShares Morningstar Large-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities, as represented by the Morningstar® Large Core IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 18.80%, net of fees, while the total return for the Index was 19.08%.

The Index posted a solid return for the reporting period despite periods of sharp volatility, as slow growth, low inflation and accommodative monetary policy created a beneficial environment for U.S. stocks. Market returns demonstrated a preference for large- and mid-capitalization stocks, as investors favored less risky companies with global earnings exposure.

The Index experienced positive performance in eight of its ten sectors during the reporting period. The industrials sector was the largest contributor to relative performance, as global manufacturing continued to expand despite a slowdown in Asia. The health care sector was another large contributor to Index performance, as health care companies continued to grow while adapting to the Affordable Care Act. The financials sector posted solid performance due to improving earnings and better balance sheets. The industrials, health care and financials sectors were approximately half of the Index’s holdings on average, and contributed more than half of the Index’s return during the reporting period.

On the other end of the spectrum, the telecommunication services sector declined during the reporting period, although the impact was limited by a portfolio weight of less than 1% on average. The consumer staples sector, which represented approximately 21% of the Index on average, also lagged during the market rally. Technology stocks slightly trailed many of the Index’s other sectors, which moderated the Index’s return for the reporting period.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Consumer Staples	21.89%
Health Care	21.27
Financials	19.69
Industrials	12.81
Information Technology	10.45
Consumer Discretionary	7.45
Energy	3.67
Materials	2.61
Telecommunication Services	0.16

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Microsoft Corp.	6.30%
Johnson & Johnson	5.92
Berkshire Hathaway Inc. Class B	4.79
Procter & Gamble Co. (The)	4.62
Bank of America Corp.	3.30
Philip Morris International Inc.	2.80
PepsiCo Inc.	2.70
Wal-Mart Stores Inc.	2.66
McDonald’s Corp.	2.07
United Technologies Corp.	2.06

TOTAL	37.22%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	21.98%	21.97%	22.32%	21.98%	21.97%	22.32%
5 Years	18.84%	18.83%	19.15%	136.99%	136.98%	140.13%
Since Inception	6.30%	6.30%	6.57%	82.48%	82.35%	86.97%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/28/04. The first day of secondary market trading was 7/2/04.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,068.70	$1.28	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

The iShares Morningstar Large-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® Large Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 21.98%, net of fees, while the total return for the Index was 22.32%.

The Index generated a strong return for the reporting period despite periods of sharp volatility, as slow growth, low inflation and accommodative monetary policy created a beneficial environment for U.S. stocks. Market returns demonstrated a preference for large- and mid-capitalization stocks, as investors favored less risky companies with global earnings exposure.

All eight of the Index’s sectors posted positive returns during the reporting period. The largest contributor to the Index’s performance was the information technology sector, which represented approximately 34% of the Index on average during the reporting period. Some of the largest technology companies posted solid returns, as consumer spending on technology offset slow business spending. Large, growth-oriented, consumer discretionary stocks were also responsible for a large portion of the Index’s return. The health care sector was another large contributor to Index performance, as health care companies continued to grow while adapting to the Affordable Care Act. The energy sector also contributed to performance, reflecting rising oil and gas prices.

On the other end of the spectrum, consumer staples stocks were the weakest performer while posting a modest gain for the reporting period. The financials sector also trailed the broader Index, as rising interest rates weighed on their performance. The materials sector lagged despite expanding manufacturing during the reporting period.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Information Technology	33.55%
Consumer Discretionary	23.84
Health Care	9.06
Energy	8.69
Industrials	7.54
Consumer Staples	7.18
Financials	6.86
Materials	3.28

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Apple Inc.	10.23%
Coca-Cola Co. (The)	3.01
Google Inc. Class A	2.94
Google Inc. Class C	2.89
Oracle Corp.	2.75
Comcast Corp. Class A	2.62
QUALCOMM Inc.	2.59
Schlumberger Ltd.	2.58
Walt Disney Co. (The)	2.51
Gilead Sciences Inc.	2.35

TOTAL	34.47%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.98%	18.10%	18.32%	17.98%	18.10%	18.32%
5 Years	16.97%	16.96%	17.29%	118.93%	118.90%	121.99%
Since Inception	6.33%	6.31%	6.60%	82.91%	82.69%	87.50%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/28/04. The first day of secondary market trading was 7/2/04.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,098.80	$1.30	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

The iShares Morningstar Large-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® Large Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 17.98%, net of fees, while the total return for the Index was 18.32%.

The Index generated a strong return despite periods of sharp volatility, as slow growth, low inflation and accommodative monetary policy created a beneficial environment for U.S. stocks. Market returns demonstrated a preference for large- and mid-capitalization stocks, as investors favored less risky companies with global earnings exposure.

Nine of the Index’s ten sectors posted positive returns during the reporting period. The largest contributor to the Index’s performance was the financials sector, which represented approximately 25% of the Index on average during the reporting period. Many of the Index’s financial stocks posted solid returns, as the improving economy, rising stock market, and better balance sheets offset modest loan growth and the low rate environment. The energy sector also contributed to Index performance, reflecting rising oil and gas prices. The health care sector was another large contributor to Index performance, as health care companies continued to adapt to the Affordable Care Act. The industrials sector generated solid performance, as global manufacturing continued to expand despite a slowdown in Asia. The information technology sector also posted solid performance despite slow business spending.

On the other end of the spectrum, the telecommunication services sector declined, detracting from the Index’s performance for the reporting period.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Financials	22.76%
Energy	19.67
Information Technology	12.52
Health Care	11.16
Industrials	10.41
Telecommunication Services	8.30
Utilities	7.87
Materials	3.20
Consumer Discretionary	2.83
Consumer Staples	1.28

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Exxon Mobil Corp.	9.03%
General Electric Co.	5.51
Chevron Corp.	4.89
Wells Fargo & Co.	4.85
J.P. Morgan Chase & Co.	4.33
Pfizer Inc.	4.07
Verizon Communications Inc.	3.95
International Business Machines Corp.	3.93
AT&T Inc.	3.79
Merck & Co. Inc.	3.51

TOTAL	47.86%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MID-CAP ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	21.04%	20.96%	21.28%	21.04%	20.96%	21.28%
5 Years	22.56%	22.55%	22.85%	176.55%	176.36%	179.77%
Since Inception	9.95%	9.94%	10.20%	154.33%	154.15%	160.04%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/28/04. The first day of secondary market trading was 7/2/04.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,080.90	$1.29	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

The iShares Morningstar Mid-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities, as represented by the Morningstar® Mid Core IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 21.04%, net of fees, while the total return for the Index was 21.28%.

The Index generated a strong return for the reporting period despite periods of sharp volatility, as slow growth, low inflation and accommodative monetary policy created a beneficial environment for U.S. stocks. Market returns demonstrated a preference for large- and mid-capitalization stocks, as investors favored less risky companies with global earnings exposure.

All ten of the Index’s sectors posted positive performance during the reporting period. The industrials sector was the largest contributor to relative performance, as global manufacturing continued to expand despite a slowdown in Asia. The information technology sector was another large contributor to the Index’s performance. Technology stocks posted solid returns, as consumer spending on technology offset slow business spending. The industrials and information technology sectors were approximately 34% of the Index on average, and delivered more than half of the Index’s return. The health care sector also generated solid performance, as health care companies continued to grow while adapting to the Affordable Care Act. Consumer discretionary stocks also performed well, reflecting steady consumer spending during the reporting period.

On the other end of the spectrum, mid-capitalization financials stocks posted a positive return for the reporting period while lagging the Index, partially due to rising interest rates. Meanwhile, energy stocks posted modest returns despite rising oil and gas prices. Utilities stocks, which represented only 2% of the Index on average, contributed slightly to Index performance for the reporting period.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Consumer Discretionary	18.81%
Industrials	18.42
Information Technology	16.83
Financials	14.34
Consumer Staples	8.53
Health Care	7.95
Materials	7.31
Energy	6.36
Utilities	1.45

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Southwest Airlines Co.	1.32%
Zimmer Holdings Inc.	1.28
Harley-Davidson Inc.	1.27
Avago Technologies Ltd.	1.24
Fidelity National Information Services Inc.	1.21
Fiserv Inc.	1.21
Invesco Ltd.	1.19
Pentair Ltd. Registered	1.15
Cameron International Corp.	1.10
Beam Inc.	1.07

TOTAL	12.04%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.52%	19.57%	19.78%	19.52%	19.57%	19.78%
5 Years	20.36%	20.37%	20.66%	152.61%	152.67%	155.70%
Since Inception	9.66%	9.66%	9.94%	147.92%	147.85%	153.98%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/28/04. The first day of secondary market trading was 7/2/04.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,058.20	$1.53	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

The iShares Morningstar Mid-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® Mid Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 19.52%, net of fees, while the total return for the Index was 19.78%.

The Index generated a strong return for the reporting period despite periods of sharp volatility, as slow growth, low inflation and accommodative monetary policy created a beneficial environment for U.S. stocks. Market returns demonstrated a preference for large- and mid-capitalization stocks, as investors favored less risky companies with global earnings exposure.

All ten of the Index’s sectors posted positive performance during the reporting period. The consumer discretionary sector was the largest contributor to the Index’s performance, reflecting steady consumer spending. Modest inflation and the improving job and housing markets helped consumer spending. The health care sector was another large contributor to performance, as health care companies continued to grow while adapting to the Affordable Care Act. The industrials sector performed well and contributed meaningfully to Index performance, as global manufacturing continued to expand despite a slowdown in Asia. The energy sector also contributed to performance, reflecting rising oil and gas prices.

On the other end of the spectrum, the information technology sector, which represented approximately 20% of the Index on average, posted a modest return for the reporting period. Financials stocks generated a solid return, but lagged the Index, partially due to rising interest rates. Consumer staples stocks also underperformed the Index, as investors generally preferred higher-risk companies with more exposure to the economy.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Consumer Discretionary	17.46%
Information Technology	17.32
Financials	15.91
Industrials	15.61
Health Care	14.85
Energy	10.90
Consumer Staples	3.09
Materials	2.24
Telecommunication Services	1.63
Utilities	0.99

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

IntercontinentalExchange Group Inc.	1.66%
Forest Laboratories Inc.	1.55
Perrigo Co. PLC	1.37
Illumina Inc.	1.23
Southwestern Energy Co.	1.19
EQT Corp.	1.16
Host Hotels & Resorts Inc.	1.15
O’Reilly Automotive Inc.	1.12
Amphenol Corp. Class A	1.07
Range Resources Corp.	1.05

TOTAL	12.55%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	25.94%	26.00%	26.33%	25.94%	26.00%	26.33%
5 Years	22.69%	22.72%	23.07%	178.02%	178.38%	182.38%
Since Inception	9.80%	9.80%	10.07%	150.89%	151.01%	157.13%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/28/04. The first day of secondary market trading was 7/2/04.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio

$1,000.00	$1,098.20	$1.56	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

The iShares Morningstar Mid-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® Mid Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 25.94%, net of fees, while the total return for the Index was 26.33%.

The Index generated a strong return for the reporting period despite periods of sharp volatility, as slow growth, low inflation and accommodative monetary policy created a beneficial environment for U.S. stocks. Market returns demonstrated a preference for large- and mid-capitalization stocks, as investors favored less risky companies with global earnings exposure.

All ten of the Index’s sectors posted positive returns during the reporting period. The largest contributor to the Index’s performance was the information technology sector. Technology stocks posted solid returns, as consumer spending on technology offset slow business spending. The industrials and materials sectors were also large contributors to relative performance, as global manufacturing continued to expand despite a slowdown in Asia. The health care sector also performed well, as health care companies continued to adapt to the Affordable Care Act. The energy sector helped the Index’s performance, as rising oil and gas prices led to higher profits.

On the other end of the spectrum, financials stocks, which represented approximately 26% of the Index on average, posted a modest return for the reporting period. Rising interest rates and modest lending activity weighed on the financials sector. The utilities sector also delivered modest returns, as investors generally preferred higher-risk stocks during the reporting period.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Financials	24.73%
Utilities	14.62
Industrials	11.26
Consumer Discretionary	10.78
Materials	10.19
Information Technology	8.70
Energy	6.87
Consumer Staples	5.99
Health Care	5.96
Telecommunication Services	0.90

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Mylan Inc.	1.44%
Humana Inc.	1.28
M&T Bank Corp.	1.22
Alcoa Inc.	1.20
United Continental Holdings Inc.	1.15
Northeast Utilities	1.13
Regions Financial Corp.	1.09
DTE Energy Co.	1.05
CF Industries Holdings Inc.	1.03
Xerox Corp.	1.02

TOTAL	11.61%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR SMALL-CAP ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	21.89%	21.94%	21.87%	21.89%	21.94%	21.87%
5 Years	20.76%	20.81%	20.99%	156.84%	157.36%	159.22%
Since Inception	9.32%	9.31%	9.49%	140.26%	140.12%	144.01%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/28/04. The first day of secondary market trading was 7/2/04.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio

$1,000.00	$1,064.60	$1.28	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

The iShares Morningstar Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities, as represented by the Morningstar® Small Core IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 21.89%, net of fees, while the total return for the Index was 21.87%.

The Index generated a strong return for the reporting period despite periods of sharp volatility, as slow growth, low inflation and accommodative monetary policy created a beneficial environment for U.S. stocks. The Index posted solid performance despite the market’s preference for larger-capitalization stocks during the reporting period.

All nine of the Index’s economic sectors generated positive returns during the reporting period. The consumer discretionary sector was the largest contributor to the Index’s performance, reflecting steady consumer spending. Modest inflation and the improving job and housing markets also helped consumer spending. The industrials and materials sectors were also large contributors to performance, as global manufacturing continued to expand despite a slowdown in Asia. The information technology sector also performed relatively well, as consumer spending on technology offset slow business spending. The health care sector also generated solid performance, as health care companies continued to adapt to the Affordable Care Act. Small energy stocks were another bright spot, reflecting rising oil and natural gas prices.

On the other end of the spectrum, small financials stocks, which represented approximately 20% of the Index on average, posted a positive return for the reporting period, but lagged the Index. Rising interest rates and modest lending activity generally weighed on financial companies. Meanwhile, utilities stocks, which represented approximately 1% of the Index on average, were a modest drag on the Index’s performance.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Financials	20.04%
Industrials	18.46
Information Technology	18.05
Consumer Discretionary	16.71
Energy	7.35
Health Care	6.76
Materials	6.75
Consumer Staples	4.50
Utilities	1.38

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

WhiteWave Foods Co. (The) Class A	1.05%
SunEdison Inc.	1.03
Kate Spade & Co.	0.93
Spirit Airlines Inc.	0.90
Generac Holdings Inc.	0.88
Centene Corp.	0.83
PacWest Bancorp	0.82
VeriFone Systems Inc.	0.81
PolyOne Corp.	0.77
Teledyne Technologies Inc.	0.76

TOTAL	8.78%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	22.16%	22.27%	22.24%	22.16%	22.27%	22.24%
5 Years	20.52%	20.62%	20.67%	154.25%	155.30%	155.88%
Since Inception	8.29%	8.29%	8.49%	119.07%	118.96%	122.84%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/28/04. The first day of secondary market trading was 7/2/04.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,000.30	$1.49	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

The iShares Morningstar Small-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® Small Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 22.16%, net of fees, while the total return for the Index was 22.24%.

The Index generated a strong return for the reporting period despite periods of sharp volatility, as slow growth, low inflation and accommodative monetary policy created a beneficial environment for U.S. stocks. The Index posted solid performance despite the market’s preference for larger-capitalization stocks during the reporting period.

All of the Index’s ten sectors generated positive returns during the reporting period. The information technology sector was the largest contributor to the Index’s return, and the largest sector in the Index, representing approximately 27% of the Index’s holdings on average. Technology stocks performed in line with the Index, as consumer spending on technology offset slow business spending. The health care sector also generated solid performance, as health care companies continued to adapt to the Affordable Care Act. The industrials sector was also a large contributor to performance. Favorable U.S. manufacturing activity helped the industrials sector. Small energy stocks were another bright spot, reflecting rising oil and natural gas prices.

On the other end of the spectrum, growth-oriented consumer discretionary stocks lagged the broader market despite steady consumer spending. The materials sector also posted a modest return, reflecting the relatively moderate pace of economic growth. The materials sector was approximately 3% of the Index’s holdings on average, which limited the impact on performance for the reporting period.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Information Technology	23.94%
Health Care	17.82
Consumer Discretionary	17.20
Financials	15.07
Industrials	12.09
Energy	5.89
Materials	3.76
Consumer Staples	3.66
Telecommunication Services	0.38
Utilities	0.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

PTC Inc.	0.98%
Toro Co. (The)	0.83
Zebra Technologies Corp. Class A	0.81
United Natural Foods Inc.	0.80
Team Health Holdings Inc.	0.79
Kodiak Oil & Gas Corp.	0.79
Carpenter Technology Corp.	0.78
Darling International Inc.	0.76
RLJ Lodging Trust	0.76
HEICO Corp.	0.72

TOTAL	8.02%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.78%	20.83%	21.04%	20.78%	20.83%	21.04%
5 Years	23.14%	23.20%	23.46%	183.19%	183.84%	186.86%
Since Inception	9.99%	9.99%	10.28%	155.34%	155.22%	161.89%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/28/04. The first day of secondary market trading was 7/2/04.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,084.80	$1.55	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

The iShares Morningstar Small-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® Small Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 20.78%, net of fees, while the total return for the Index was 21.04%.

The Index generated a strong return for the reporting period despite periods of sharp volatility, as slow growth, low inflation and accommodative monetary policy created a beneficial environment for U.S. stocks. The Index posted solid performance despite the market’s preference for larger-capitalization stocks during the reporting period.

Nine out of the Index’s ten sectors generated positive returns during the reporting period. The industrials sector was the largest contributor to performance, as global manufacturing continued to expand despite a slowdown in Asia. The information technology sector also performed relatively well, as consumer spending on technology offset slow business spending. The consumer discretionary sector was a solid contributor to the Index’s performance, reflecting steady consumer spending. Modest inflation, as well as the improving job and housing markets also helped consumer spending. The health care sector generated solid performance, as health care companies continued to grow while adapting to the Affordable Care Act. The materials and energy sectors also contributed to relative performance during the reporting period.

On the other end of the spectrum, small financials stocks, which represented approximately 33% of the Index on average, posted a positive return, but lagged the Index. Rising interest rates and modest lending activity generally weighed on financial companies. Meanwhile, the telecommunication services sector, which represented approximately 1% of the Index on average, was the only sector to deliver negative returns for the reporting period, detracting slightly from Index returns.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Financials	31.40%
Industrials	15.55
Information Technology	11.30
Consumer Discretionary	10.71
Utilities	9.90
Materials	7.27
Energy	5.63
Health Care	4.89
Consumer Staples	2.66
Telecommunication Services	0.69

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

NorthStar Realty Finance Corp.	1.14%
Huntington Ingalls Industries Inc.	1.09
Alliant Techsystems Inc.	1.00
Ultra Petroleum Corp.	0.99
Ryder System Inc.	0.95
Manitowoc Co. Inc. (The)	0.93
Ingram Micro Inc. Class A	0.90
Mallinckrodt PLC	0.90
CNO Financial Group Inc.	0.83
Tenneco Inc.	0.79

TOTAL	9.52%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2013 and held through April 30, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR LARGE-CAP ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.78%

AEROSPACE & DEFENSE — 3.55%
Honeywell International Inc.	75,804	$7,042,191
United Technologies Corp.	81,399	9,631,944

		16,674,135
AIR FREIGHT & LOGISTICS — 2.22%
FedEx Corp.	26,883	3,662,809
United Parcel Service Inc. Class B	68,699	6,766,851

		10,429,660
BEVERAGES — 2.69%
PepsiCo Inc.	147,177	12,641,033

		12,641,033
BIOTECHNOLOGY — 1.74%
Amgen Inc.	72,988	8,156,409

		8,156,409
CAPITAL MARKETS — 1.81%
Ameriprise Financial Inc.	18,487	2,063,704
Bank of New York Mellon Corp. (The)	109,791	3,718,621
State Street Corp.	41,783	2,697,511

		8,479,836
CHEMICALS — 2.15%
Air Products and Chemicals Inc.	20,431	2,401,051
E.I. du Pont de Nemours and Co.	89,620	6,033,219
Mosaic Co. (The)	32,700	1,636,308

		10,070,578
COMMERCIAL BANKS — 4.83%
Bank of America Corp.	1,021,614	15,467,236
U.S. Bancorp	176,189	7,184,987

		22,652,223
COMPUTERS & PERIPHERALS — 1.47%
EMC Corp.	195,825	5,052,285
SanDisk Corp.	21,768	1,849,627

		6,901,912
CONSUMER FINANCE — 1.65%
American Express Co.	88,340	7,723,566

		7,723,566
DIVERSIFIED FINANCIAL SERVICES — 5.23%
Berkshire Hathaway Inc. Class Ba	174,022	22,422,735
CME Group Inc.	30,458	2,143,938

		24,566,673
ELECTRICAL EQUIPMENT — 1.70%
Eaton Corp. PLC	45,987	3,340,495

Security	Shares	Value

Emerson Electric Co.	67,971	$4,634,263

		7,974,758
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.50%
TE Connectivity Ltd.	39,598	2,335,490

		2,335,490
ENERGY EQUIPMENT & SERVICES — 0.69%
National Oilwell Varco Inc.	41,467	3,256,404

		3,256,404
FOOD & STAPLES RETAILING — 6.58%
CVS Caremark Corp.	114,307	8,312,405
Kroger Co. (The)	49,859	2,295,508
Sysco Corp.	56,464	2,056,984
Wal-Mart Stores Inc.	156,401	12,466,724
Walgreen Co.	84,508	5,738,093

		30,869,714
FOOD PRODUCTS — 2.28%
General Mills Inc.	60,437	3,204,370
Kellogg Co.	24,790	1,656,716
Mondelez International Inc. Class A	164,438	5,862,214

		10,723,300
HEALTH CARE EQUIPMENT & SUPPLIES — 5.56%
Abbott Laboratories	149,173	5,778,962
Baxter International Inc.	52,540	3,824,387
Becton, Dickinson and Co.	18,632	2,105,975
Boston Scientific Corp.[a]	128,203	1,616,640
Covidien PLC	43,620	3,107,925
Medtronic Inc.	96,752	5,690,953
St. Jude Medical Inc.	27,486	1,744,536
Stryker Corp.	28,450	2,211,987

		26,081,365
HEALTH CARE PROVIDERS & SERVICES — 3.70%
AmerisourceBergen Corp.	22,194	1,446,605
Express Scripts Holding Co.[a]	75,022	4,994,965
McKesson Corp.	22,259	3,766,000
UnitedHealth Group Inc.	95,627	7,175,850

		17,383,420
HOTELS, RESTAURANTS & LEISURE — 2.42%
Carnival Corp.	42,285	1,662,224
McDonald’s Corp.	95,693	9,701,356

		11,363,580
HOUSEHOLD PRODUCTS — 5.49%
Kimberly-Clark Corp.	36,693	4,118,789

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP ETF

April 30, 2014

Security	Shares	Value

Procter & Gamble Co. (The)	262,109	$21,637,098

		25,755,887
INDUSTRIAL CONGLOMERATES — 1.80%
3M Co.	60,860	8,465,017

		8,465,017
INSURANCE — 3.73%
American International Group Inc.	141,534	7,519,701
Aon PLC	29,063	2,466,867
Marsh & McLennan Companies Inc.	52,931	2,610,028
Progressive Corp. (The)	53,037	1,286,147
Prudential Financial Inc.	44,689	3,605,509

		17,488,252
LEISURE EQUIPMENT & PRODUCTS — 0.28%
Mattel Inc.	32,999	1,294,056

		1,294,056
LIFE SCIENCES TOOLS & SERVICES — 0.92%
Thermo Fisher Scientific Inc.	37,884	4,318,776

		4,318,776
MACHINERY — 2.31%
Cummins Inc.	16,758	2,527,944
Dover Corp.	16,397	1,416,701
Illinois Tool Works Inc.	37,826	3,223,910
Ingersoll-Rand PLC	25,047	1,497,811
PACCAR Inc.	34,198	2,187,988

		10,854,354
MEDIA — 2.64%
DISH Network Corp. Class Aa	20,430	1,161,650
Omnicom Group Inc.	24,920	1,686,586
Time Warner Cable Inc.	26,839	3,796,645
Time Warner Inc.	86,296	5,735,232

		12,380,113
METALS & MINING — 0.46%
Nucor Corp.	30,706	1,589,035
Southern Copper Corp.	18,771	565,758

		2,154,793
MULTILINE RETAIL — 1.24%
Macy’s Inc.	35,567	2,042,613
Target Corp.	61,142	3,775,518

		5,818,131
OIL, GAS & CONSUMABLE FUELS — 2.97%
Chesapeake Energy Corp.	49,068	1,410,705
Devon Energy Corp.	36,965	2,587,550
Occidental Petroleum Corp.	76,830	7,356,473

Security	Shares	Value

Spectra Energy Corp.	64,688	$2,568,760

		13,923,488
PHARMACEUTICALS — 9.30%
AbbVie Inc.	153,565	7,997,665
Bristol-Myers Squibb Co.	158,932	7,960,904
Johnson & Johnson	273,466	27,699,371

		43,657,940
REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.41%
Boston Properties Inc.	14,763	1,729,338
HCP Inc.	44,104	1,846,193
Public Storage[b]	13,956	2,449,418
Ventas Inc.	28,394	1,876,276
Vornado Realty Trust	16,804	1,724,090
Weyerhaeuser Co.	56,395	1,683,391

		11,308,706
ROAD & RAIL — 1.19%
CSX Corp.	97,537	2,752,494
Norfolk Southern Corp.	29,979	2,833,915

		5,586,409
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.17%
Analog Devices Inc.	30,148	1,546,291
Applied Materials Inc.	116,897	2,228,057
Broadcom Corp. Class A	53,254	1,640,756
Texas Instruments Inc.	104,818	4,763,978

		10,179,082
SOFTWARE — 6.29%
Microsoft Corp.	730,201	29,500,120

		29,500,120
SPECIALTY RETAIL — 0.86%
AutoZone Inc.[a]	3,265	1,743,151
Gap Inc. (The)	25,686	1,009,460
L Brands Inc.	23,539	1,275,813

		4,028,424
TOBACCO — 4.80%
Altria Group Inc.	192,653	7,727,312
Philip Morris International Inc.	153,241	13,091,379
Reynolds American Inc.	30,063	1,696,455

		22,515,146

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP ETF

April 30, 2014

Security	Shares	Value

WIRELESS TELECOMMUNICATION SERVICES — 0.15%
T-Mobile US Inc.	24,867	$728,354

		728,354

TOTAL COMMON STOCKS
(Cost: $362,262,082)		468,241,104

SHORT-TERM INVESTMENTS — 0.24%

MONEY MARKET FUNDS — 0.24%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	529,200	529,200
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	28,800	28,800
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	556,231	556,231

		1,114,231

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,114,231)		1,114,231

TOTAL INVESTMENTS IN SECURITIES — 100.02%
(Cost: $363,376,313)		469,355,335
Other Assets, Less Liabilities — (0.02)%		(108,833)

NET ASSETS — 100.00%		$469,246,502

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.81%

AEROSPACE & DEFENSE — 2.43%
Boeing Co. (The)	69,278	$8,938,247
Precision Castparts Corp.	14,707	3,722,195

		12,660,442
AUTO COMPONENTS — 0.36%
Delphi Automotive PLC	28,283	1,890,436

		1,890,436
AUTOMOBILES — 0.33%
Tesla Motors Inc.[a,b]	8,365	1,739,000

		1,739,000
BEVERAGES — 3.28%
Brown-Forman Corp. Class B NVS	16,439	1,474,907
Coca-Cola Co. (The)	383,811	15,655,651

		17,130,558
BIOTECHNOLOGY — 6.19%
Alexion Pharmaceuticals Inc.[a,b]	20,015	3,166,373
Biogen Idec Inc.[a]	23,946	6,875,376
Celgene Corp.[a]	41,127	6,046,080
Gilead Sciences Inc.[a,b]	155,816	12,229,998
Regeneron Pharmaceuticals Inc.[a]	7,987	2,371,260
Vertex Pharmaceuticals Inc.[a,b]	23,911	1,618,775

		32,307,862
CAPITAL MARKETS — 2.31%
BlackRock Inc.[c]	12,717	3,827,817
Charles Schwab Corp. (The)	118,256	3,139,697
Franklin Resources Inc.	40,965	2,144,518
T. Rowe Price Group Inc.	26,578	2,182,851
TD Ameritrade Holding Corp.	23,975	764,802

		12,059,685
CHEMICALS — 3.27%
Ecolab Inc.	27,386	2,865,671
Monsanto Co.	53,166	5,885,476
PPG Industries Inc.	14,008	2,712,229
Praxair Inc.	29,759	3,885,038
Sherwin-Williams Co. (The)	8,648	1,728,216

		17,076,630
COMMERCIAL SERVICES & SUPPLIES — 0.37%
Tyco International Ltd.	46,692	1,909,703

		1,909,703
COMMUNICATIONS EQUIPMENT — 2.86%
Motorola Solutions Inc.	22,919	1,457,190
QUALCOMM Inc.	171,296	13,482,708

		14,939,898

Security	Shares	Value

COMPUTERS & PERIPHERALS — 10.22%
Apple Inc.	90,354	$53,316,992

		53,316,992
DIVERSIFIED FINANCIAL SERVICES — 0.68%
McGraw Hill Financial Inc.	27,480	2,031,596
Moody’s Corp.	19,076	1,497,466

		3,529,062
ELECTRICAL EQUIPMENT — 0.32%
Rockwell Automation Inc.	14,055	1,675,075

		1,675,075
ENERGY EQUIPMENT & SERVICES — 4.21%
Baker Hughes Inc.	44,219	3,090,908
Halliburton Co.	86,164	5,434,363
Schlumberger Ltd.	132,425	13,447,759

		21,973,030
FOOD & STAPLES RETAILING — 1.34%
Costco Wholesale Corp.	44,530	5,151,231
Whole Foods Market Inc.	37,613	1,869,366

		7,020,597
FOOD PRODUCTS — 0.63%
Hershey Co. (The)	15,198	1,462,656
Mead Johnson Nutrition Co. Class A	20,396	1,800,151

		3,262,807
HEALTH CARE EQUIPMENT & SUPPLIES — 0.27%
Intuitive Surgical Inc.[a]	3,875	1,401,588

		1,401,588
HEALTH CARE TECHNOLOGY — 0.29%
Cerner Corp.[a]	29,898	1,533,767

		1,533,767
HOTELS, RESTAURANTS & LEISURE — 2.96%
Chipotle Mexican Grill Inc.[a,b]	3,147	1,568,779
Hilton Worldwide Holdings Inc.[a]	11,966	261,218
Las Vegas Sands Corp.	39,189	3,101,025
Starbucks Corp.	76,566	5,407,091
Wynn Resorts Ltd.	8,212	1,674,345
Yum! Brands Inc.	44,823	3,450,923

		15,463,381
HOUSEHOLD PRODUCTS — 1.14%
Colgate-Palmolive Co.	88,428	5,951,204

		5,951,204
INDUSTRIAL CONGLOMERATES — 0.86%
Danaher Corp.	60,821	4,463,045

		4,463,045

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

April 30, 2014

Security	Shares	Value

INTERNET & CATALOG RETAIL — 3.74%
Amazon.com Inc.[a]	37,683	$11,460,531
Netflix Inc.[a]	6,066	1,953,495
Priceline.com Inc. (The)[a]	5,282	6,115,235

		19,529,261
INTERNET SOFTWARE & SERVICES — 9.97%
eBay Inc.[a]	118,011	6,116,510
Facebook Inc. Class Aa	173,043	10,344,510
Google Inc. Class Aa	28,594	15,294,359
Google Inc. Class Ca	28,594	15,059,316
LinkedIn Corp. Class Aa	9,887	1,517,358
Twitter Inc.[a,b]	7,743	301,745
Yahoo! Inc.[a]	95,012	3,415,681

		52,049,479
IT SERVICES — 6.00%
Accenture PLC Class A	64,513	5,175,233
Automatic Data Processing Inc.	48,767	3,801,875
Cognizant Technology Solutions Corp. Class Aa	61,443	2,943,427
MasterCard Inc. Class A	103,362	7,602,275
Paychex Inc.	32,754	1,369,445
Visa Inc. Class A	51,345	10,403,010

		31,295,265
LIFE SCIENCES TOOLS & SERVICES — 0.35%
Agilent Technologies Inc.	33,814	1,827,309

		1,827,309
MACHINERY — 1.30%
Caterpillar Inc.	64,608	6,809,683

		6,809,683
MEDIA — 9.66%
CBS Corp. Class B NVS	55,856	3,226,243
Comcast Corp. Class A	264,028	13,666,089
DIRECTV[a]	47,953	3,721,153
Discovery Communications Inc. Series Aa	22,560	1,712,304
Liberty Global PLC Series Aa,b	22,530	897,145
Liberty Global PLC Series C NVS[a]	53,828	2,068,610
Liberty Media Corp.a	10,188	1,321,485
Sirius XM Holdings Inc.[a]	305,164	973,473
Twenty-First Century Fox Inc. Class A	196,591	6,294,844
Viacom Inc. Class B NVS	40,331	3,427,328
Walt Disney Co. (The)	165,050	13,095,067

		50,403,741

Security	Shares	Value

MULTILINE RETAIL — 0.32%
Dollar General Corp.[a]	29,896	$1,687,330

		1,687,330
OIL, GAS & CONSUMABLE FUELS — 4.47%
Anadarko Petroleum Corp.	51,024	5,052,396
Cabot Oil & Gas Corp.	42,878	1,684,248
Continental Resources Inc.[a]	4,334	600,346
EOG Resources Inc.	55,296	5,419,008
Kinder Morgan Inc.	67,956	2,219,443
Noble Energy Inc.	36,410	2,613,510
Pioneer Natural Resources Co.	14,495	2,801,448
Williams Companies Inc. (The)	69,264	2,920,863

		23,311,262
PERSONAL PRODUCTS — 0.36%
Estee Lauder Companies Inc. (The) Class A	25,861	1,876,733

		1,876,733
PHARMACEUTICALS — 1.94%
Actavis PLC[a]	17,632	3,602,747
Allergan Inc.	30,210	5,010,026
Zoetis Inc.	50,729	1,535,060

		10,147,833
REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.86%
American Tower Corp.	40,037	3,343,890
AvalonBay Communities Inc.[b]	12,342	1,685,300
Crown Castle International Corp.	33,781	2,456,892
Equity Residential	34,007	2,021,376
General Growth Properties Inc.	52,885	1,214,769
Health Care REIT Inc.[b]	29,406	1,855,225
Prologis Inc.[b]	50,600	2,055,878
Simon Property Group Inc.	31,825	5,512,090

		20,145,420
ROAD & RAIL — 1.68%
Union Pacific Corp.	46,095	8,777,871

		8,777,871
SOFTWARE — 4.44%
Adobe Systems Inc.[a]	47,050	2,902,515
Intuit Inc.	28,739	2,176,979
Oracle Corp.	350,781	14,339,927
Salesforce.com Inc.[a,b]	56,789	2,933,152
VMware Inc. Class Aa,b	8,732	807,797

		23,160,370

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

April 30, 2014

Security	Shares	Value

SPECIALTY RETAIL — 4.45%
Bed Bath & Beyond Inc.[a,b]	21,598	$1,341,884
Home Depot Inc. (The)	142,644	11,341,624
Lowe’s Companies Inc.	105,916	4,862,604
Ross Stores Inc.	21,800	1,484,144
TJX Companies Inc. (The)	72,024	4,190,356

		23,220,612
TEXTILES, APPAREL & LUXURY GOODS — 1.96%
Michael Kors Holdings Ltd.[a,b]	18,183	1,658,290
Nike Inc. Class B	75,343	5,496,272
Ralph Lauren Corp.	5,997	907,766
VF Corp.	35,740	2,183,356

		10,245,684
TOBACCO — 0.42%
Lorillard Inc.	36,741	2,183,150

		2,183,150
TRADING COMPANIES & DISTRIBUTORS — 0.57%
Fastenal Co.	27,698	1,387,116
W.W. Grainger Inc.	6,211	1,580,078

		2,967,194

TOTAL COMMON STOCKS (Cost: $359,498,313)		520,942,959

SHORT-TERM INVESTMENTS — 2.49%

MONEY MARKET FUNDS — 2.49%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	11,498,640	11,498,640
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	625,768	625,768
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	856,578	856,578

		12,980,986

TOTAL SHORT-TERM INVESTMENTS (Cost: $12,980,986)		12,980,986

Value

TOTAL INVESTMENTS IN SECURITIES — 102.30% (Cost: $372,479,299)	$533,923,945
Other Assets, Less Liabilities — (2.30)%	(11,997,998)

NET ASSETS — 100.00%	$521,925,947

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.92%

AEROSPACE & DEFENSE — 2.78%
General Dynamics Corp.	19,790	$2,166,015
Lockheed Martin Corp.	16,427	2,696,328
Northrop Grumman Corp.	13,205	1,604,540
Raytheon Co.	19,149	1,828,346

		8,295,229
AIRLINES — 0.64%
Delta Air Lines Inc.	51,728	1,905,142

		1,905,142
AUTO COMPONENTS — 0.61%
Johnson Controls Inc.	40,432	1,825,101

		1,825,101
AUTOMOBILES — 2.22%
Ford Motor Co.	240,176	3,878,842
General Motors Co.	79,462	2,739,850

		6,618,692
CAPITAL MARKETS — 2.26%
Goldman Sachs Group Inc. (The)	25,643	4,098,264
Morgan Stanley	85,343	2,639,659

		6,737,923
CHEMICALS — 2.05%
Dow Chemical Co. (The)	74,049	3,695,045
LyondellBasell Industries NV Class A	26,275	2,430,438

		6,125,483
COMMERCIAL BANKS — 14.37%
BB&T Corp.	43,304	1,616,539
Citigroup Inc.	184,931	8,860,044
Fifth Third Bancorp	51,947	1,070,628
J.P. Morgan Chase & Co.	230,636	12,911,003
PNC Financial Services Group Inc. (The)[a]	32,551	2,735,586
SunTrust Banks Inc.	32,601	1,247,314
Wells Fargo & Co.	291,630	14,476,513

		42,917,627
COMMERCIAL SERVICES & SUPPLIES — 0.39%
Waste Management Inc.	26,336	1,170,635

		1,170,635
COMMUNICATIONS EQUIPMENT — 2.43%
Cisco Systems Inc.	313,728	7,250,254

		7,250,254
COMPUTERS & PERIPHERALS — 2.01%
Hewlett-Packard Co.	115,418	3,815,719

Security	Shares	Value

Seagate Technology PLC	20,059	$1,054,702
Western Digital Corp.	12,825	1,130,268

		6,000,689
CONSUMER FINANCE — 1.40%
Capital One Financial Corp.	34,851	2,575,489
Discover Financial Services	28,685	1,603,491

		4,178,980
DIVERSIFIED TELECOMMUNICATION SERVICES — 8.15%
AT&T Inc.	317,119	11,321,148
CenturyLink Inc.	35,240	1,230,229
Verizon Communications Inc.	252,214	11,785,960

		24,337,337
ELECTRIC UTILITIES — 5.35%
American Electric Power Co. Inc.	29,714	1,598,910
Duke Energy Corp.	43,039	3,205,975
Edison International	19,875	1,124,130
Exelon Corp.	52,209	1,828,881
FirstEnergy Corp.	25,557	862,549
NextEra Energy Inc.	26,491	2,645,126
PPL Corp.	38,452	1,281,990
Southern Co. (The)	54,032	2,476,287
Xcel Energy Inc.	30,409	969,135

		15,992,983
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.59%
Corning Inc.	84,778	1,772,708

		1,772,708
FOOD PRODUCTS — 1.28%
Archer-Daniels-Midland Co.	40,093	1,753,267
Kraft Foods Group Inc.	36,300	2,064,018

		3,817,285
HEALTH CARE PROVIDERS & SERVICES — 2.37%
Aetna Inc.	22,097	1,578,831
Cardinal Health Inc.	20,897	1,452,551
Cigna Corp.	16,678	1,334,907
HCA Holdings Inc.[b]	19,131	994,812
WellPoint Inc.	17,205	1,732,199

		7,093,300
INDUSTRIAL CONGLOMERATES — 5.50%
General Electric Co.	611,070	16,431,672

		16,431,672
INSURANCE — 4.72%
ACE Ltd.	20,495	2,097,048

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

April 30, 2014

Security	Shares	Value

Aflac Inc.	27,761	$1,741,170
Allstate Corp. (The)	27,240	1,551,318
Chubb Corp. (The)	14,970	1,378,438
Hartford Financial Services Group Inc. (The)	27,102	972,149
Loews Corp.	18,685	821,579
MetLife Inc.	68,430	3,582,311
Travelers Companies Inc. (The)	21,454	1,943,303

		14,087,316
IT SERVICES — 3.92%
International Business Machines Corp.	59,617	11,712,952

		11,712,952
MACHINERY — 1.09%
Deere & Co.	22,506	2,100,710
Parker Hannifin Corp.	9,098	1,154,354

		3,255,064
METALS & MINING — 0.73%
Freeport-McMoRan Copper & Gold Inc.	63,212	2,172,596

		2,172,596
MULTI-UTILITIES — 2.51%
Consolidated Edison Inc.	17,873	1,037,170
Dominion Resources Inc.	35,380	2,566,465
PG&E Corp.	27,903	1,271,819
Public Service Enterprise Group Inc.	30,864	1,264,498
Sempra Energy	13,855	1,366,242

		7,506,194
OIL, GAS & CONSUMABLE FUELS — 19.66%
Apache Corp.	24,030	2,085,804
Chevron Corp.	116,276	14,594,964
ConocoPhillips	74,672	5,548,876
Exxon Mobil Corp.	263,189	26,953,186
Hess Corp.	16,651	1,484,603
Marathon Oil Corp.	42,463	1,535,037
Marathon Petroleum Corp.	17,943	1,667,802
Phillips 66	35,807	2,979,859
Valero Energy Corp.	32,426	1,853,794

		58,703,925
PAPER & FOREST PRODUCTS — 0.42%
International Paper Co.	26,757	1,248,214

		1,248,214
PHARMACEUTICALS — 8.77%
Eli Lilly and Co.	60,014	3,546,827

Security	Shares	Value

Merck & Co. Inc.	179,096	$10,487,862
Pfizer Inc.	388,749	12,160,069

		26,194,758
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.27%
Intel Corp.	302,812	8,082,052
Micron Technology Inc.[b,c]	64,625	1,688,005

		9,770,057
SOFTWARE — 0.28%
Symantec Corp.	41,994	851,638

		851,638
WIRELESS TELECOMMUNICATION SERVICES — 0.15%
Sprint Corp.[b]	52,327	444,780

		444,780

TOTAL COMMON STOCKS
(Cost: $265,326,542)		298,418,534

SHORT-TERM INVESTMENTS — 0.64%

MONEY MARKET FUNDS — 0.64%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[a,d,e]	1,492,834	1,492,834
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[a,d,e]	81,241	81,241
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[a,d]	328,260	328,260

		1,902,335

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,902,335)		1,902,335

TOTAL INVESTMENTS IN SECURITIES — 100.56%
(Cost: $267,228,877)		300,320,869
Other Assets, Less Liabilities — (0.56)%		(1,663,597)

NET ASSETS — 100.00%		$298,657,272

[a]	Affiliated issuer. See Note 2.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 100.98%

AEROSPACE & DEFENSE — 2.01%
Rockwell Collins Inc.	29,898	$2,321,580
Textron Inc.	62,476	2,555,268
Triumph Group Inc.	11,606	752,185

		5,629,033
AIR FREIGHT & LOGISTICS — 0.66%
Expeditors International of Washington Inc.	44,819	1,848,336

		1,848,336
AIRLINES — 1.85%
Alaska Air Group Inc.	15,192	1,429,263
Southwest Airlines Co.	155,238	3,752,103

		5,181,366
AUTOMOBILES — 1.28%
Harley-Davidson Inc.	48,663	3,598,142

		3,598,142
BEVERAGES — 2.99%
Beam Inc.	36,165	3,018,692
Constellation Brands Inc. Class Aa	36,988	2,953,122
Dr Pepper Snapple Group Inc.	43,628	2,417,864

		8,389,678
BIOTECHNOLOGY — 0.21%
Alnylam Pharmaceuticals Inc.[a]	11,879	588,367

		588,367
CAPITAL MARKETS — 3.40%
Invesco Ltd.	95,788	3,372,695
LPL Financial Holdings Inc.	16,901	800,262
Northern Trust Corp.	49,332	2,972,253
Raymond James Financial Inc.	27,395	1,361,532
SEI Investments Co.	31,492	1,019,711

		9,526,453
CHEMICALS — 4.15%
Airgas Inc.	14,723	1,564,466
Albemarle Corp.	17,584	1,178,831
International Flavors & Fragrances Inc.	17,975	1,770,897
NewMarket Corp.	2,474	921,120
Rockwood Holdings Inc.	16,186	1,150,015
Scotts Miracle-Gro Co. (The) Class A	9,749	596,736
Sigma-Aldrich Corp.	26,418	2,541,676
Valspar Corp. (The)	17,405	1,271,261
Westlake Chemical Corp.	8,864	631,117

		11,626,119

Security	Shares	Value

COMMERCIAL BANKS — 0.76%
First Republic Bank	27,422	$1,391,941
Prosperity Bancshares Inc.	12,599	743,341

		2,135,282
COMMERCIAL SERVICES & SUPPLIES — 1.23%
ADT Corp. (The)	40,545	1,226,081
Cintas Corp.	22,267	1,312,194
KAR Auction Services Inc.	30,710	914,544

		3,452,819
COMMUNICATIONS EQUIPMENT — 1.48%
F5 Networks Inc.[a]	14,974	1,574,816
Juniper Networks Inc.[a]	104,679	2,584,524

		4,159,340
COMPUTERS & PERIPHERALS — 0.40%
NCR Corp.[a]	36,871	1,124,934

		1,124,934
CONSTRUCTION & ENGINEERING — 2.16%
Fluor Corp.	35,461	2,684,398
Jacobs Engineering Group Inc.[a]	29,173	1,683,282
Quanta Services Inc.[a]	48,160	1,699,085

		6,066,765
CONSTRUCTION MATERIALS — 0.67%
Vulcan Materials Co.	28,876	1,863,368

		1,863,368
CONTAINERS & PACKAGING — 2.57%
AptarGroup Inc.	14,496	977,320
Ball Corp.	31,083	1,746,554
MeadWestvaco Corp.	38,611	1,508,532
Packaging Corp. of America	21,721	1,447,270
Rock-Tenn Co. Class A	15,858	1,516,183

		7,195,859
DISTRIBUTORS — 1.06%
Genuine Parts Co.	33,997	2,961,819

		2,961,819
DIVERSIFIED CONSUMER SERVICES — 0.93%
H&R Block Inc.	60,647	1,723,588
Service Corp. International	46,980	881,814

		2,605,402
DIVERSIFIED FINANCIAL SERVICES — 0.63%
Leucadia National Corp.	69,258	1,767,464

		1,767,464
ELECTRICAL EQUIPMENT — 1.07%
Babcock & Wilcox Co. (The)	24,510	852,703

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2014

Security	Shares	Value

Hubbell Inc. Class B	11,921	$1,403,340
Regal Beloit Corp.	9,975	745,432

		3,001,475
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.66%
CDW Corp.	12,777	360,184
Dolby Laboratories Inc. Class Aa,b	10,810	430,779
FLIR Systems Inc.	31,161	1,060,720

		1,851,683
ENERGY EQUIPMENT & SERVICES — 3.79%
Atwood Oceanics Inc.[a]	12,786	633,674
Cameron International Corp.[a]	47,941	3,114,248
Diamond Offshore Drilling Inc.[b]	15,379	839,847
Ensco PLC Class A	51,650	2,605,743
Oil States International Inc.[a]	11,799	1,146,155
Rowan Companies PLC Class Aa	27,484	849,805
RPC Inc.	13,104	291,302
Superior Energy Services Inc.	35,083	1,154,932

		10,635,706
FOOD & STAPLES RETAILING — 0.62%
Safeway Inc.	50,934	1,734,812

		1,734,812
FOOD PRODUCTS — 3.69%
Flowers Foods Inc.	38,764	795,437
Hormel Foods Corp.	29,778	1,420,113
Ingredion Inc.	16,477	1,160,805
J.M. Smucker Co. (The)	22,932	2,217,066
Keurig Green Mountain Inc.	28,561	2,675,594
McCormick & Co. Inc. NVS	29,008	2,065,370

		10,334,385
GAS UTILITIES — 0.49%
National Fuel Gas Co.	18,529	1,364,476

		1,364,476
HEALTH CARE EQUIPMENT & SUPPLIES — 3.57%
C.R. Bard Inc.	17,157	2,356,171
Hologic Inc.[a]	60,689	1,273,559
Teleflex Inc.	9,118	930,857
Varian Medical Systems Inc.[a]	22,902	1,821,854
Zimmer Holdings Inc.	37,443	3,624,482

		10,006,923
HEALTH CARE PROVIDERS & SERVICES — 3.09%
Henry Schein Inc.[a]	18,896	2,158,490
Laboratory Corp. of America Holdings[a]	18,865	1,861,976
MEDNAX Inc.[a,b]	22,385	1,326,311

Security	Shares	Value

Patterson Companies Inc.	18,162	$739,194
Tenet Healthcare Corp.[a]	21,454	967,146
Universal Health Services Inc. Class B	19,847	1,623,286

		8,676,403
HOTELS, RESTAURANTS & LEISURE — 2.49%
Hyatt Hotels Corp. Class Aa	12,816	721,284
International Game Technology	54,581	684,992
MGM Resorts International[a]	73,745	1,860,586
Norwegian Cruise Line Holdings Ltd.[a]	20,417	669,065
Penn National Gaming Inc.[a]	15,067	168,148
Six Flags Entertainment Corp.	21,045	844,746
Wyndham Worldwide Corp.	28,340	2,021,776

		6,970,597
HOUSEHOLD DURABLES — 2.91%
Harman International Industries Inc.	14,992	1,643,273
Jarden Corp.[a]	27,367	1,564,024
Leggett & Platt Inc.	30,723	1,009,558
Mohawk Industries Inc.[a]	13,507	1,788,462
Toll Brothers Inc.[a,b]	35,373	1,211,172
Tupperware Brands Corp.	11,140	945,897

		8,162,386
HOUSEHOLD PRODUCTS — 0.93%
Clorox Co. (The)[b]	28,731	2,605,902

		2,605,902
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.63%
Calpine Corp.[a]	77,002	1,765,656

		1,765,656
INDUSTRIAL CONGLOMERATES — 0.41%
Carlisle Companies Inc.	14,081	1,158,162

		1,158,162
INSURANCE — 1.49%
Arch Capital Group Ltd.[a]	25,992	1,489,861
Arthur J. Gallagher & Co.	33,804	1,521,856
Brown & Brown Inc.	26,381	785,626
Erie Indemnity Co. Class A	5,478	392,499

		4,189,842
INTERNET & CATALOG RETAIL — 0.57%
Expedia Inc.	22,620	1,605,794

		1,605,794
IT SERVICES — 4.94%
Blackhawk Network Holdings Inc. Class Ba	1,213	27,935
Broadridge Financial Solutions Inc.	26,421	1,012,981

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2014

Security	Shares	Value

DST Systems Inc.	6,474	$596,838
Fidelity National Information Services Inc.	64,280	3,434,480
Fiserv Inc.[a]	56,279	3,420,638
Genpact Ltd.[a]	34,553	582,564
Global Payments Inc.	15,909	1,063,198
Teradata Corp.[a,b]	35,210	1,600,647
Total System Services Inc.	36,566	1,161,702
Vantiv Inc. Class Aa,b	31,339	963,674

		13,864,657
LEISURE EQUIPMENT & PRODUCTS — 0.29%
Brunswick Corp.	20,477	822,971

		822,971
LIFE SCIENCES TOOLS & SERVICES — 1.16%
Bio-Rad Laboratories Inc. Class Aa	4,459	549,393
Covance Inc.[a,b]	12,528	1,105,972
PerkinElmer Inc.	24,962	1,047,655
Quintiles Transnational Holdings Inc.[a]	11,499	541,948

		3,244,968
MACHINERY — 6.54%
AGCO Corp.	19,273	1,073,506
Allison Transmission Holdings Inc.	20,345	607,095
Colfax Corp.[a]	20,574	1,480,916
Flowserve Corp.	30,428	2,222,765
IDEX Corp.	17,891	1,334,132
ITT Corp.	20,219	872,247
Pall Corp.	24,278	2,042,994
Pentair Ltd. Registered	43,644	3,242,313
Snap-on Inc.	12,856	1,491,296
SPX Corp.	9,927	1,010,966
Stanley Black & Decker Inc.	34,412	2,955,647

		18,333,877
MEDIA — 1.80%
AMC Networks Inc. Class Aa	13,115	861,262
Cinemark Holdings Inc.	22,973	680,460
Interpublic Group of Companies Inc. (The)	93,784	1,633,717
News Corp. Class A NVS[a]	110,128	1,874,379

		5,049,818
MULTILINE RETAIL — 1.13%
Family Dollar Stores Inc.	21,137	1,241,799
Nordstrom Inc.	31,645	1,939,205

		3,181,004

Security	Shares	Value

OIL, GAS & CONSUMABLE FUELS — 2.63%
Denbury Resources Inc.	78,735	$1,324,322
ONEOK Inc.	45,958	2,905,465
QEP Resources Inc.	39,665	1,217,319
Whiting Petroleum Corp.[a]	26,242	1,934,560

		7,381,666
PERSONAL PRODUCTS — 0.39%
Herbalife Ltd.[b]	18,364	1,101,473

		1,101,473
PROFESSIONAL SERVICES — 1.51%
Nielsen Holdings NV	56,137	2,635,632
Towers Watson & Co. Class A	14,195	1,592,963

		4,228,595
REAL ESTATE INVESTMENT TRUSTS (REITS) — 7.74%
Alexandria Real Estate Equities Inc.	15,846	1,169,752
BioMed Realty Trust Inc.	42,598	890,298
Corrections Corp. of America	25,650	841,320
Douglas Emmett Inc.	28,706	792,286
Highwoods Properties Inc.	19,893	802,683
Home Properties Inc.	12,622	777,515
Kimco Realty Corp.	90,624	2,077,102
Liberty Property Trust[b]	32,425	1,215,937
Mid-America Apartment Communities Inc.	16,583	1,155,006
National Retail Properties Inc.[b]	26,988	921,100
Omega Healthcare Investors Inc.[b]	27,479	955,720
Plum Creek Timber Co. Inc.	39,167	1,707,681
Rayonier Inc.	27,957	1,260,861
Realty Income Corp.[b]	48,565	2,110,149
Regency Centers Corp.	20,424	1,070,830
Senior Housing Properties Trust	44,595	1,046,645
SL Green Realty Corp.	20,281	2,123,623
Weingarten Realty Investors	24,819	774,353

		21,692,861
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.41%
Jones Lang LaSalle Inc.	9,844	1,140,821

		1,140,821
ROAD & RAIL — 0.51%
AMERCO	1,309	327,394
Genesee & Wyoming Inc. Class Aa	11,262	1,115,051

		1,442,445
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 7.35%
Avago Technologies Ltd.	55,220	3,506,470

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2014

Security	Shares	Value

Freescale Semiconductor Ltd.[a,b]	21,419	$470,575
KLA-Tencor Corp.	36,839	2,357,328
Linear Technology Corp.	52,175	2,321,787
Maxim Integrated Products Inc.	62,494	2,027,305
Microchip Technology Inc.	44,040	2,093,662
NVIDIA Corp.	122,572	2,263,905
Skyworks Solutions Inc.[a]	41,785	1,715,274
SunPower Corp.[a]	8,918	298,040
Teradyne Inc.[a]	42,912	758,255
Xilinx Inc.	59,015	2,784,918

		20,597,519
SOFTWARE — 2.16%
Activision Blizzard Inc.	95,357	1,908,093
Electronic Arts Inc.[a]	68,469	1,937,673
Nuance Communications Inc.[a,b]	58,229	936,905
Synopsys Inc.[a]	34,081	1,282,127

		6,064,798
SPECIALTY RETAIL — 4.09%
Advance Auto Parts Inc.	16,129	1,956,286
AutoNation Inc.[a]	13,961	739,793
CarMax Inc.[a]	49,368	2,161,331
DSW Inc. Class A	16,249	542,554
Foot Locker Inc.	32,455	1,510,131
PetSmart Inc.	22,942	1,552,715
Signet Jewelers Ltd.	17,741	1,797,518
Williams-Sonoma Inc.	19,397	1,218,520

		11,478,848
TEXTILES, APPAREL & LUXURY GOODS — 2.43%
Coach Inc.	61,387	2,740,929
Hanesbrands Inc.	21,998	1,805,816
PVH Corp.	18,051	2,266,664

		6,813,409
THRIFTS & MORTGAGE FINANCE — 0.05%
Nationstar Mortgage Holdings Inc.[a,b]	4,522	148,005

		148,005
TRADING COMPANIES & DISTRIBUTORS — 0.65%
MSC Industrial Direct Co. Inc. Class A	10,447	951,304
WESCO International Inc.[a]	9,819	861,912

		1,813,216
WATER UTILITIES — 0.35%
Aqua America Inc.	39,110	981,270

		981,270

TOTAL COMMON STOCKS
(Cost: $232,517,784)		283,166,969

Security	Shares	Value

SHORT-TERM INVESTMENTS — 3.52%

MONEY MARKET FUNDS — 3.52%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	9,143,808	$9,143,808
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	497,615	497,615
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	221,392	221,392

		9,862,815

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,862,815)		9,862,815

TOTAL INVESTMENTS IN SECURITIES — 104.50%
(Cost: $242,380,599)		293,029,784
Other Assets, Less Liabilities — (4.50)%		(12,614,309)

NET ASSETS — 100.00%		$280,415,475

NVS	— Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.90%

AEROSPACE & DEFENSE — 1.53%
B/E Aerospace Inc.[a]	13,874	$1,217,721
Hexcel Corp.[a]	13,984	582,993
TransDigm Group Inc.	6,967	1,239,220

		3,039,934
AIR FREIGHT & LOGISTICS — 0.62%
C.H. Robinson Worldwide Inc.	20,843	1,227,653

		1,227,653
AUTO COMPONENTS — 1.30%
BorgWarner Inc.	32,046	1,991,338
Gentex Corp.	20,449	586,273

		2,577,611
BEVERAGES — 0.64%
Monster Beverage Corp.[a]	18,987	1,271,369

		1,271,369
BIOTECHNOLOGY — 3.84%
Alkermes PLC[a]	20,260	937,228
BioMarin Pharmaceutical Inc.[a]	20,176	1,174,848
Cubist Pharmaceuticals Inc.[a]	10,525	737,382
Incyte Corp.[a]	20,917	1,015,730
Isis Pharmaceuticals Inc.[a]	16,331	434,568
Medivation Inc.[a]	10,615	639,129
Opko Health Inc.[a,b]	30,353	251,019
Pharmacyclics Inc.[a]	9,578	905,887
Seattle Genetics Inc.[a]	15,681	603,405
Theravance Inc.[a,b]	10,941	294,532
United Therapeutics Corp.[a]	6,527	652,765

		7,646,493
BUILDING PRODUCTS — 1.30%
A.O. Smith Corp.	10,744	502,390
Allegion PLC	12,601	621,859
Fortune Brands Home & Security Inc.	23,331	929,740
Lennox International Inc.	6,328	530,476

		2,584,465
CAPITAL MARKETS — 2.05%
Affiliated Managers Group Inc.[a]	7,482	1,482,932
Artisan Partners Asset Management Inc.	4,586	266,309
E*TRADE Financial Corp.[a]	40,598	911,425
Eaton Vance Corp. NVS	17,240	621,847
Waddell & Reed Financial Inc. Class A	11,949	805,960

		4,088,473

Security	Shares	Value

CHEMICALS — 1.23%
FMC Corp.	18,670	$1,437,590
Valhi Inc.	2,883	21,853
W.R. Grace & Co.[a]	10,819	996,430

		2,455,873
COMMERCIAL BANKS — 0.74%
Signature Bank[a]	6,659	791,222
SVB Financial Group[a]	6,439	686,977

		1,478,199
COMMERCIAL SERVICES & SUPPLIES — 2.09%
Clean Harbors Inc.[a,b]	7,780	466,800
Copart Inc.[a]	15,744	571,035
Iron Mountain Inc.	23,942	680,910
Rollins Inc.	9,041	271,953
Stericycle Inc.[a]	11,963	1,392,972
Waste Connections Inc.	17,395	776,861

		4,160,531
COMPUTERS & PERIPHERALS — 1.15%
3D Systems Corp.[a,b]	13,512	639,658
NetApp Inc.	46,560	1,658,002

		2,297,660
CONSTRUCTION MATERIALS — 0.70%
Eagle Materials Inc.	7,014	584,476
Martin Marietta Materials Inc.	6,499	808,021

		1,392,497
DISTRIBUTORS — 0.62%
LKQ Corp.[a]	42,318	1,232,300

		1,232,300
DIVERSIFIED FINANCIAL SERVICES — 2.32%
CBOE Holdings Inc.	12,166	649,178
IntercontinentalExchange Group Inc.	16,161	3,303,955
MSCI Inc. Class Aa	16,405	665,058

		4,618,191
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.82%
Level 3 Communications Inc.[a]	23,813	1,024,673
tw telecom inc.[a]	19,772	606,803

		1,631,476
ELECTRIC UTILITIES — 0.41%
ITC Holdings Corp.	22,165	819,440

		819,440
ELECTRICAL EQUIPMENT — 1.90%
Acuity Brands Inc.	6,061	755,019
AMETEK Inc.	34,446	1,815,993

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2014

Security	Shares	Value

Sensata Technologies Holding NVa,b	20,095	$853,435
Solarcity Corp.[a,b]	6,765	360,236

		3,784,683
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.36%
Amphenol Corp. Class A	22,241	2,120,679
FEI Co.	5,936	472,031
IPG Photonics Corp.[a]	4,874	315,007
National Instruments Corp.	13,870	378,790
Trimble Navigation Ltd.[a]	36,503	1,402,810

		4,689,317
ENERGY EQUIPMENT & SERVICES — 2.82%
Core Laboratories NV	6,372	1,195,897
Dresser-Rand Group Inc.[a]	10,716	647,675
Dril-Quip Inc.[a]	5,720	647,046
FMC Technologies Inc.[a]	33,173	1,880,909
Frank’s International NV	4,359	119,567
Oceaneering International Inc.	15,191	1,113,197

		5,604,291
FOOD & STAPLES RETAILING — 0.20%
Sprouts Farmers Market Inc.[a]	12,675	405,220

		405,220
FOOD PRODUCTS — 1.21%
ConAgra Foods Inc.	59,092	1,802,897
Hain Celestial Group Inc.[a]	7,002	602,312

		2,405,209
HEALTH CARE EQUIPMENT & SUPPLIES — 3.02%
Align Technology Inc.[a]	10,099	508,889
Cooper Companies Inc. (The)	6,740	889,074
DENTSPLY International Inc.	19,972	891,350
Edwards Lifesciences Corp.[a]	15,057	1,226,694
IDEXX Laboratories Inc.[a]	7,266	918,713
ResMed Inc.[b]	19,951	994,557
Sirona Dental Systems Inc.[a,b]	7,769	584,384

		6,013,661
HEALTH CARE PROVIDERS & SERVICES — 1.09%
Brookdale Senior Living Inc.[a]	14,138	450,154
DaVita HealthCare Partners Inc.[a]	24,869	1,723,422

		2,173,576
HEALTH CARE TECHNOLOGY — 0.34%
athenahealth Inc.[a]	5,251	649,234
Veeva Systems Inc.[a]	1,839	35,327

		684,561

Security	Shares	Value

HOTELS, RESTAURANTS & LEISURE — 3.05%
ARAMARK Holdings Corp.	5,164	$145,573
Burger King Worldwide Inc.	8,373	218,787
Domino’s Pizza Inc.	7,827	582,172
Dunkin’ Brands Group Inc.	15,012	683,196
Marriott International Inc. Class A	31,077	1,800,291
Panera Bread Co. Class Aa	3,704	566,601
Starwood Hotels & Resorts Worldwide Inc.	26,982	2,068,170

		6,064,790
HOUSEHOLD DURABLES — 1.24%
D.R. Horton Inc.	40,098	893,383
Lennar Corp. Class A	24,674	952,170
NVR Inc.[a]	579	623,583

		2,469,136
HOUSEHOLD PRODUCTS — 0.67%
Church & Dwight Co. Inc.	19,271	1,329,892

		1,329,892
INDUSTRIAL CONGLOMERATES — 0.98%
Roper Industries Inc.	13,994	1,944,466

		1,944,466
INSURANCE — 1.34%
Alleghany Corp.[a]	2,353	959,977
Markel Corp.[a]	1,964	1,229,307
White Mountains Insurance Group Ltd.	784	467,468

		2,656,752
INTERNET & CATALOG RETAIL — 1.83%
Groupon Inc.[a]	53,941	377,047
Liberty Interactive Corp. Series Aa	66,416	1,930,049
TripAdvisor Inc.[a]	15,613	1,260,594
zulily Inc.[a,b]	1,555	66,119

		3,633,809
INTERNET SOFTWARE & SERVICES — 3.03%
Akamai Technologies Inc.[a]	25,126	1,333,437
CoStar Group Inc.[a]	4,051	651,765
Equinix Inc.[a]	6,939	1,303,214
MercadoLibre Inc.[b]	4,418	412,067
Pandora Media Inc.[a]	23,301	545,709
Rackspace Hosting Inc.[a]	16,407	476,131
VeriSign Inc.[a,b]	17,695	834,850
Yelp Inc.[a]	8,038	468,776

		6,025,949
IT SERVICES — 2.63%
Alliance Data Systems Corp.[a]	7,475	1,808,203

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2014

Security	Shares	Value

FleetCor Technologies Inc.[a]	10,307	$1,176,338
Gartner Inc.[a]	12,982	894,979
Jack Henry & Associates Inc.	12,025	663,299
Syntel Inc.[a]	2,156	173,170
WEX Inc.[a]	5,461	524,092

		5,240,081
LEISURE EQUIPMENT & PRODUCTS — 0.62%
Polaris Industries Inc.	9,232	1,240,135

		1,240,135
LIFE SCIENCES TOOLS & SERVICES — 2.31%
Illumina Inc.[a,b]	18,023	2,448,424
Mettler-Toledo International Inc.[a]	4,125	961,620
Waters Corp.[a]	11,964	1,178,933

		4,588,977
MACHINERY — 3.00%
Donaldson Co. Inc.	18,804	791,460
Graco Inc.	8,559	620,528
Lincoln Electric Holdings Inc.	11,405	761,968
Middleby Corp. (The)[a,b]	2,690	679,171
Nordson Corp.	8,527	633,982
Valmont Industries Inc.	3,782	563,178
WABCO Holdings Inc.[a]	8,637	924,245
Wabtec Corp.	13,476	1,004,636

		5,979,168
MARINE — 0.41%
Kirby Corp.[a]	8,011	806,067

		806,067
MEDIA — 2.18%
Charter Communications Inc. Class Aa	9,690	1,313,286
Lamar Advertising Co. Class Aa	9,219	460,212
Lions Gate Entertainment Corp.	11,437	303,424
Live Nation Entertainment Inc.[a]	19,946	416,472
Madison Square Garden Inc. Class Aa	8,678	473,819
Morningstar Inc.	2,957	216,837
Scripps Networks Interactive Inc. Class A	15,407	1,156,603

		4,340,653
METALS & MINING — 0.30%
Royal Gold Inc.	9,151	605,796

		605,796
MULTILINE RETAIL — 0.76%
Dollar Tree Inc.[a]	29,224	1,521,694

		1,521,694

Security	Shares	Value

OIL, GAS & CONSUMABLE FUELS — 8.07%
Antero Resources Corp.[a,b]	5,158	$338,726
Cheniere Energy Inc.[a]	30,893	1,743,910
Cobalt International Energy Inc.[a]	41,682	750,276
Concho Resources Inc.[a]	14,781	1,928,182
CONSOL Energy Inc.	32,187	1,432,643
EP Energy Corp. Class Aa	4,779	92,856
EQT Corp.	21,214	2,312,114
Gulfport Energy Corp.a	11,980	882,567
Kosmos Energy Ltd.[a]	14,308	156,243
Laredo Petroleum Inc.[a]	8,175	238,955
Oasis Petroleum Inc.[a]	13,424	624,350
Range Resources Corp.	23,011	2,081,345
Rosetta Resources Inc.[a]	8,635	408,781
SM Energy Co.	9,432	699,194
Southwestern Energy Co.[a]	49,617	2,375,662

		16,065,804
PERSONAL PRODUCTS — 0.37%
Nu Skin Enterprises Inc. Class A	8,368	728,016

		728,016
PHARMACEUTICALS — 4.23%
Forest Laboratories Inc.[a]	33,526	3,081,375
Jazz Pharmaceuticals PLC[a]	7,417	1,000,553
Perrigo Co. PLC	18,803	2,723,802
Questcor Pharmaceuticals Inc.[b]	7,827	643,223
Salix Pharmaceuticals Ltd.[a,b]	8,906	979,660

		8,428,613
PROFESSIONAL SERVICES — 2.20%
Equifax Inc.	17,138	1,213,542
IHS Inc. Class Aa	8,678	1,046,827
Robert Half International Inc.	19,353	867,014
Verisk Analytics Inc. Class Aa	20,854	1,253,117

		4,380,500
REAL ESTATE INVESTMENT TRUSTS (REITS) — 7.13%
American Campus Communities Inc.	14,701	561,578
Apartment Investment and Management Co. Class A	20,507	632,231
Camden Property Trust	12,026	823,661
Digital Realty Trust Inc.[b]	18,091	966,059
Equity Lifestyle Properties, Inc.	11,108	465,092
Essex Property Trust Inc.	8,653	1,499,219
Extra Space Storage Inc.	15,482	810,173
Federal Realty Investment Trust	9,406	1,105,581
Host Hotels & Resorts Inc.	106,388	2,282,023

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2014

Security	Shares	Value

Kilroy Realty Corp.	11,549	$687,974
Macerich Co. (The)	19,739	1,281,259
Spirit Realty Capital Inc.	49,370	531,715
Tanger Factory Outlet Centers Inc.	13,468	480,538
Taubman Centers Inc.	8,876	646,528
UDR Inc.[b]	35,411	915,728
WP Carey Inc.	8,196	503,890

		14,193,249
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.61%
Altisource Portfolio Solutions SAa,b	2,374	246,208
CBRE Group Inc. Class Aa	39,149	1,042,929
Forest City Enterprises Inc. Class Aa	22,259	420,918
Howard Hughes Corp. (The)[a]	4,395	627,430
Realogy Holdings Corp.[a]	20,580	865,389

		3,202,874
ROAD & RAIL — 1.58%
J.B. Hunt Transport Services Inc.	12,880	980,168
Kansas City Southern Industries Inc.	15,485	1,562,127
Old Dominion Freight Line Inc.[a]	9,807	594,598

		3,136,893
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.57%
Altera Corp.	44,614	1,450,848
Cree Inc.[a]	17,095	806,371
LSI Corp.	78,515	874,657

		3,131,876
SOFTWARE — 6.56%
ANSYS Inc.[a]	12,989	991,191
Aspen Technology Inc.[a]	12,997	558,741
Autodesk Inc.[a]	31,924	1,532,990
Cadence Design Systems Inc.[a]	40,663	632,716
Citrix Systems Inc.[a]	25,806	1,530,554
CommVault Systems Inc.[a]	6,262	303,081
Concur Technologies Inc.[a]	6,689	538,264
FactSet Research Systems Inc.	5,592	595,548
FireEye Inc.[a]	4,262	167,326
Informatica Corp.[a]	15,328	543,378
MICROS Systems Inc.[a]	10,573	544,509
NetSuite Inc.[a]	4,316	333,670
Red Hat Inc.[a]	26,671	1,297,544
ServiceNow Inc.[a]	14,256	708,808
Solera Holdings Inc.	9,678	626,941
Splunk Inc.[a]	12,231	667,446
Tableau Software Inc. Class Aa	4,727	261,261

Security	Shares	Value

TIBCO Software Inc.[a]	21,414	$420,357
Ultimate Software Group Inc. (The)[a]	3,933	470,505
Workday Inc. Class Aa,b	4,655	340,141

		13,064,971
SPECIALTY RETAIL — 4.30%
Cabela’s Inc.[a,b]	6,577	431,517
Dick’s Sporting Goods Inc.	14,343	755,302
GNC Holdings Inc. Class A	13,352	600,840
O’Reilly Automotive Inc.[a]	14,954	2,225,006
Sally Beauty Holdings Inc.[a]	19,555	536,002
Tiffany & Co.	15,469	1,353,383
Tractor Supply Co.	19,636	1,320,325
Ulta Salon, Cosmetics & Fragrance Inc.[a]	9,046	793,425
Urban Outfitters Inc.[a]	15,309	545,842

		8,561,642
TEXTILES, APPAREL & LUXURY GOODS — 1.55%
Carter’s Inc.	7,540	555,396
Fossil Group Inc.[a]	6,766	721,594
Lululemon Athletica Inc.[a,b]	15,126	694,737
Under Armour Inc. Class Aa,b	22,596	1,104,719

		3,076,446
THRIFTS & MORTGAGE FINANCE — 0.70%
Ocwen Financial Corp.[a]	16,426	622,545
People’s United Financial Inc.	43,633	623,079
TFS Financial Corp.[a]	11,396	152,593

		1,398,217
WATER UTILITIES — 0.57%
American Water Works Co. Inc.	25,031	1,139,662

		1,139,662
WIRELESS TELECOMMUNICATION SERVICES — 0.81%
SBA Communications Corp. Class Aa	18,045	1,619,719

		1,619,719

TOTAL COMMON STOCKS
(Cost: $151,627,154)		198,858,530

SHORT-TERM INVESTMENTS — 5.79%

MONEY MARKET FUNDS — 5.79%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	10,754,395	10,754,395

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2014

Security	Shares	Value

BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	585,265	$585,265
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	184,767	184,767

		11,524,427

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,524,427)		11,524,427

TOTAL INVESTMENTS IN SECURITIES — 105.69%
(Cost: $163,151,581)		210,382,957
Other Assets, Less Liabilities — (5.69)%		(11,330,756)

NET ASSETS — 100.00%		$199,052,201

NVS	— Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 100.46%

AEROSPACE & DEFENSE — 0.98%
L-3 Communications Holdings Inc.	12,375	$1,427,704
Spirit AeroSystems Holdings Inc. Class Aa	14,652	439,999

		1,867,703
AIRLINES — 1.67%
American Airlines Group Inc.[a]	27,866	977,261
United Continental Holdings Inc.[a]	53,560	2,188,997

		3,166,258
AUTO COMPONENTS — 2.80%
Autoliv Inc.	13,840	1,411,403
Goodyear Tire & Rubber Co. (The)	39,732	1,001,246
Lear Corp.	11,642	966,985
TRW Automotive Holdings Corp.[a]	16,628	1,336,060
Visteon Corp.[a]	6,996	607,323

		5,323,017
BEVERAGES — 1.54%
Coca-Cola Enterprises Inc.	34,258	1,556,684
Molson Coors Brewing Co. Class B NVS	22,826	1,368,875

		2,925,559
BUILDING PRODUCTS — 0.88%
Masco Corp.	51,374	1,032,103
Owens Corning	15,801	645,471

		1,677,574
CAPITAL MARKETS — 0.37%
Legg Mason Inc.	15,108	708,414

		708,414
CHEMICALS — 4.11%
Ashland Inc.	10,431	1,007,635
Celanese Corp. Series A	22,728	1,396,181
CF Industries Holdings Inc.	7,996	1,960,379
Eastman Chemical Co.	21,979	1,915,909
Huntsman Corp.	28,241	707,437
RPM International Inc.	19,197	818,944

		7,806,485
COMMERCIAL BANKS — 7.32%
BOK Financial Corp.	3,009	196,849
CIT Group Inc.	28,456	1,225,031
City National Corp.	6,857	497,613
Comerica Inc.	26,246	1,266,107
Commerce Bancshares Inc.	11,784	512,368

Security	Shares	Value

Cullen/Frost Bankers Inc.	7,619	$582,168
East West Bancorp Inc.	20,642	712,355
First Niagara Financial Group Inc.	51,169	456,427
FirstMerit Corp.	23,860	462,645
Huntington Bancshares Inc.	119,816	1,097,515
KeyCorp	128,206	1,748,730
M&T Bank Corp.[b]	18,889	2,304,647
Regions Financial Corp.	204,627	2,074,918
Zions Bancorp	26,647	770,631

		13,908,004
COMMERCIAL SERVICES & SUPPLIES — 1.13%
Pitney Bowes Inc.	29,194	782,399
Republic Services Inc.	38,986	1,368,019

		2,150,418
COMMUNICATIONS EQUIPMENT — 1.05%
Brocade Communications Systems Inc.[a]	64,066	596,455
EchoStar Corp. Class Aa,b	5,905	265,489
Harris Corp.	15,395	1,131,840

		1,993,784
CONSTRUCTION & ENGINEERING — 0.54%
KBR Inc.	21,395	542,791
URS Corp.	10,371	488,682

		1,031,473
CONSUMER FINANCE — 0.83%
SLM Corp.	61,425	1,581,694

		1,581,694
CONTAINERS & PACKAGING — 2.39%
Avery Dennison Corp.	13,838	673,357
Bemis Co. Inc.	14,622	588,389
Crown Holdings Inc.[a]	19,922	939,721
Owens-Illinois Inc.[a]	23,755	754,934
Sealed Air Corp.	27,924	958,073
Sonoco Products Co.	14,743	620,385

		4,534,859
DIVERSIFIED CONSUMER SERVICES — 0.22%
Graham Holdings Co. Class B	629	422,204

		422,204
DIVERSIFIED FINANCIAL SERVICES — 0.70%
NASDAQ OMX Group Inc. (The)	16,798	619,846
Voya Financial Inc.	19,924	705,111

		1,324,957
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.86%
Frontier Communications Corp.[b]	144,077	857,258

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

April 30, 2014

Security	Shares	Value

Windstream Holdings Inc.	85,909	$779,195

		1,636,453
ELECTRIC UTILITIES — 4.32%
Entergy Corp.	25,740	1,866,150
Great Plains Energy Inc.	22,190	595,358
Northeast Utilities	45,470	2,148,912
OGE Energy Corp.	28,631	1,068,795
Pepco Holdings Inc.	36,110	966,303
Pinnacle West Capital Corp.	15,884	888,710
Westar Energy Inc.	18,618	668,014

		8,202,242
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.54%
Arrow Electronics Inc.[a]	14,409	817,711
Avnet Inc.	19,939	859,969
Flextronics International Ltd.[a]	87,607	787,587
Jabil Circuit Inc.	26,962	465,364

		2,930,631
ENERGY EQUIPMENT & SERVICES — 2.34%
Helmerich & Payne Inc.	15,502	1,684,292
Nabors Industries Ltd.	37,611	959,833
Nobel Corp. PLC	36,633	1,128,663
Patterson-UTI Energy Inc.	20,796	676,494

		4,449,282
FOOD & STAPLES RETAILING — 0.49%
Rite Aid Corp.[a]	128,173	935,663

		935,663
FOOD PRODUCTS — 2.85%
Bunge Ltd.	21,261	1,693,439
Campbell Soup Co.	25,779	1,172,687
Hillshire Brands Co. (The)	17,646	629,080
Pilgrim’s Pride Corp.[a,b]	8,510	186,028
Seaboard Corp.[a]	43	104,834
Tyson Foods Inc. Class A	38,751	1,626,379

		5,412,447
GAS UTILITIES — 1.61%
AGL Resources Inc.	17,139	925,506
Atmos Energy Corp.	14,472	738,651
Questar Corp.	25,270	613,556
UGI Corp.	16,577	773,980

		3,051,693
HEALTH CARE EQUIPMENT & SUPPLIES — 0.62%
CareFusion Corp.[a]	30,038	1,173,284

		1,173,284

Security	Shares	Value

HEALTH CARE PROVIDERS & SERVICES — 2.67%
Community Health Systems Inc.[a]	16,345	$619,312
Humana Inc.	22,205	2,436,999
Omnicare Inc.	14,384	852,539
Quest Diagnostics Inc.	20,802	1,163,456

		5,072,306
HOTELS, RESTAURANTS & LEISURE — 1.15%
Darden Restaurants Inc.	18,921	940,563
Royal Caribbean Cruises Ltd.	23,597	1,253,708

		2,194,271
HOUSEHOLD DURABLES — 2.55%
Garmin Ltd.	17,722	1,011,926
Newell Rubbermaid Inc.	40,202	1,210,482
PulteGroup Inc.	49,466	909,680
Whirlpool Corp.	11,166	1,712,641

		4,844,729
HOUSEHOLD PRODUCTS — 0.53%
Energizer Holdings Inc.	9,028	1,008,337

		1,008,337
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 1.53%
AES Corp. (The)	94,961	1,372,186
NRG Energy Inc.	46,879	1,533,881

		2,906,067
INSURANCE — 11.19%
Allied World Assurance Co. Holdings Ltd.	4,778	514,543
American Financial Group Inc.	10,331	603,640
Assurant Inc.	10,327	696,143
Assured Guaranty Ltd.	23,379	558,992
Axis Capital Holdings Ltd.	15,326	701,164
Cincinnati Financial Corp.	21,212	1,033,873
CNA Financial Corp.	3,851	157,698
Everest Re Group Ltd.	6,829	1,079,187
Fidelity National Financial Inc. Class A	39,832	1,281,794
Genworth Financial Inc. Class Aa	71,404	1,274,561
HCC Insurance Holdings Inc.	14,386	660,893
Lincoln National Corp.	38,013	1,844,011
Old Republic International Corp.	34,952	578,805
PartnerRe Ltd.	6,799	716,615
Principal Financial Group Inc.	39,618	1,855,707
Protective Life Corp.	11,346	580,348
Reinsurance Group of America Inc.	10,201	782,519

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

April 30, 2014

Security	Shares	Value

RenaissanceRe Holdings Ltd.[b]	6,013	$608,576
Torchmark Corp.	12,765	1,017,370
Unum Group	37,398	1,242,362
Validus Holdings Ltd.	13,422	497,553
W.R. Berkley Corp.	14,970	662,273
Willis Group Holdings PLC	25,783	1,056,845
XL Group PLC	39,793	1,247,511

		21,252,983
INTERNET SOFTWARE & SERVICES — 0.39%
IAC/InterActiveCorp	11,046	732,129

		732,129
IT SERVICES — 3.09%
Amdocs Ltd.	23,009	1,070,609
Computer Sciences Corp.	21,001	1,242,839
Leidos Holdings Inc.	9,740	362,718
Western Union Co.	78,983	1,253,460
Xerox Corp.	160,561	1,941,182

		5,870,808
LEISURE EQUIPMENT & PRODUCTS — 0.49%
Hasbro Inc.	16,799	928,313

		928,313
MACHINERY — 3.07%
Crane Co.	7,055	513,110
Joy Global Inc.	14,434	871,525
Kennametal Inc.	11,346	530,199
Oshkosh Corp.	12,127	673,170
Terex Corp.	15,957	690,778
Timken Co. (The)	11,234	708,641
Trinity Industries Inc.	11,169	838,345
Xylem Inc.	26,621	1,000,683

		5,826,451
MEDIA — 0.74%
Cablevision NY Group Class A	30,916	516,297
Gannett Co. Inc.	32,787	890,823

		1,407,120
METALS & MINING — 3.69%
Alcoa Inc.	168,814	2,273,924
Allegheny Technologies Inc.	15,568	641,402
Cliffs Natural Resources Inc.[b]	22,167	392,799
Newmont Mining Corp.	71,774	1,782,148
Reliance Steel & Aluminum Co.	11,182	791,909
Steel Dynamics Inc.	32,143	587,253
United States Steel Corp.	20,891	543,584

		7,013,019

Security	Shares	Value

MULTI-UTILITIES — 7.15%
Alliant Energy Corp.	15,992	$935,212
Ameren Corp.	34,976	1,444,858
CenterPoint Energy Inc.	61,817	1,530,589
CMS Energy Corp.	38,447	1,165,329
DTE Energy Co.	25,527	1,994,680
Integrys Energy Group Inc.	11,526	706,313
MDU Resources Group Inc.	27,297	966,860
NiSource Inc.	45,261	1,643,879
SCANA Corp.	20,346	1,092,173
TECO Energy Inc.	29,560	530,898
Wisconsin Energy Corp.	32,570	1,578,994

		13,589,785
MULTILINE RETAIL — 1.16%
Dillard’s Inc. Class A	3,444	337,271
Kohl’s Corp.	29,016	1,589,787
Sears Holdings Corp.[a,b]	6,252	273,900

		2,200,958
OIL, GAS & CONSUMABLE FUELS — 4.53%
Cimarex Energy Co.	12,543	1,494,122
CVR Energy Inc.	2,233	109,752
Energen Corp.	10,482	816,653
HollyFrontier Corp.	28,682	1,508,386
Murphy Oil Corp.	24,822	1,574,459
Newfield Exploration Co.[a]	19,649	665,119
Peabody Energy Corp.	39,200	745,192
Tesoro Corp.	18,999	1,069,454
WPX Energy Inc.[a]	29,078	618,780

		8,601,917
PERSONAL PRODUCTS — 0.57%
Avon Products Inc.	62,552	955,795
Coty Inc. Class A	8,201	131,626

		1,087,421
PHARMACEUTICALS — 2.67%
Endo International PLC[a]	19,819	1,247,507
Hospira Inc.[a]	23,995	1,098,971
Mylan Inc.[a]	53,612	2,722,417

		5,068,895
PROFESSIONAL SERVICES — 0.81%
Dun & Bradstreet Corp. (The)	5,406	598,769
Manpowergroup Inc.	11,468	932,807

		1,531,576
REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.96%
American Capital Agency Corp.	51,061	1,159,595

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

April 30, 2014

Security	Shares	Value

Annaly Capital Management Inc.	136,567	$1,577,349
CBL & Associates Properties Inc.[b]	24,561	446,273
Chimera Investment Corp.[b]	148,442	458,686
DDR Corp.[b]	41,943	720,161
Duke Realty Corp.	47,140	825,893
Hospitality Properties Trust	21,498	646,015
Retail Properties of America Inc. Class A	27,029	387,055
Starwood Property Trust Inc.	31,435	756,012
Two Harbors Investment Corp.	52,701	547,037

		7,524,076
ROAD & RAIL — 1.40%
Avis Budget Group Inc.[a,b]	15,454	812,726
Hertz Global Holdings Inc.[a]	64,720	1,842,578

		2,655,304
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.88%
First Solar Inc.[a]	10,186	687,453
Lam Research Corp.[a]	23,397	1,347,901
Marvell Technology Group Ltd.	58,851	933,377
ON Semiconductor Corp.[a,b]	64,888	610,596

		3,579,327
SOFTWARE — 0.74%
CA Inc.	46,472	1,400,666

		1,400,666
SPECIALTY RETAIL — 1.65%
Best Buy Co. Inc.	39,401	1,021,668
GameStop Corp. Class Ab	16,700	662,656
Penske Automotive Group Inc.	6,145	281,810
Staples Inc.	93,799	1,172,487

		3,138,621
THRIFTS & MORTGAGE FINANCE — 0.88%
Hudson City Bancorp Inc.	68,567	682,927
New York Community Bancorp Inc.	63,735	982,157

		1,665,084
TRADING COMPANIES & DISTRIBUTORS — 0.77%
HD Supply Holdings Inc.[a]	7,958	205,157
United Rentals Inc.[a]	13,438	1,260,888

		1,466,045
WIRELESS TELECOMMUNICATION SERVICES — 0.04%
United States Cellular Corp.	1,922	79,840

		79,840

TOTAL COMMON STOCKS (Cost: $155,928,462)		190,860,146

Security	Shares	Value

SHORT-TERM INVESTMENTS — 2.43%

MONEY MARKET FUNDS — 2.43%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	4,108,560	$4,108,560
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	223,592	223,592
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	280,094	280,094

		4,612,246

TOTAL SHORT-TERM INVESTMENTS (Cost: $4,612,246)		4,612,246

TOTAL INVESTMENTS IN SECURITIES — 102.88% (Cost: $160,540,708)		195,472,392

SHORT POSITIONS[f] — (0.54)%

COMMON STOCKS — (0.54)%
NAVIENT Corp.[a]	(61,425)	(1,016,584)

		(1,016,584)

TOTAL SHORT POSITIONS (Proceeds: $1,016,408)		(1,016,584)
Other Assets, Less Liabilities — (2.35)%		(4,462,062)

NET ASSETS — 100.00%		$189,993,746

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2014

Security	Shares	Value
COMMON STOCKS — 99.81%

AEROSPACE & DEFENSE — 1.81%
Cubic Corp.	9,751	$462,490
DigitalGlobe Inc.[a,b]	32,035	954,002
Orbital Sciences Corp.[a]	28,200	829,080
Teledyne Technologies Inc.[a]	17,534	1,628,207

		3,873,779
AIRLINES — 0.90%
Spirit Airlines Inc.[a]	33,842	1,923,579

		1,923,579
AUTO COMPONENTS — 0.24%
Drew Industries Inc.	10,306	518,598

		518,598
AUTOMOBILES — 0.59%
Thor Industries Inc.	20,856	1,269,505

		1,269,505
BIOTECHNOLOGY — 1.34%
Lexicon Pharmaceuticals Inc.[a,b]	107,538	165,608
MannKind Corp.[a,b]	98,573	645,653
Myriad Genetics Inc.[a,b]	33,991	1,434,760
PDL BioPharma Inc.	75,189	638,355

		2,884,376
BUILDING PRODUCTS — 0.28%
Nortek Inc.[a]	7,202	591,716

		591,716
CAPITAL MARKETS — 0.29%
GAMCO Investors Inc. Class A	2,052	155,808
Walter Investment Management Corp.[a,b]	17,376	461,854

		617,662
CHEMICALS — 3.35%
Cytec Industries Inc.	16,622	1,584,409
H.B. Fuller Co.	23,414	1,084,771
Innophos Holdings Inc.	10,459	590,306
Innospec Inc.	11,393	490,583
Intrepid Potash Inc.[a,b]	26,008	423,930
Kronos Worldwide Inc.	9,297	145,498
Minerals Technologies Inc.	16,108	958,265
PolyOne Corp.	44,148	1,654,225
Taminco Corp.[a,b]	12,496	251,045

		7,183,032
COMMERCIAL BANKS — 6.16%
Bank of the Ozarks Inc.	15,189	909,821

Security	Shares	Value
BankUnited Inc.	47,050	$1,552,179
Capital Bank Financial Corp.[a]	22,093	526,918
Columbia Banking System Inc.	24,033	596,499
First Financial Bankshares Inc.	14,230	840,282
First Financial Holdings Inc.	11,295	649,124
Glacier Bancorp Inc.	34,824	893,584
National Bank Holdings Corp. Class A	18,388	352,314
PacWest Bancorp	44,556	1,754,170
PrivateBancorp Inc.	30,553	842,346
Texas Capital Bancshares Inc.[a,b]	19,991	1,123,294
UMB Financial Corp.	17,560	1,030,948
Umpqua Holdings Corp.	79,556	1,323,016
Western Alliance Bancorp[a]	35,510	819,216

		13,213,711
COMMERCIAL SERVICES & SUPPLIES — 1.66%
Covanta Holding Corp.	60,778	1,121,354
G&K Services Inc. Class A	9,318	493,295
MSA Safety Inc.	14,811	781,280
Steelcase Inc. Class A	28,834	475,185
UniFirst Corp.	7,122	685,421

		3,556,535
COMMUNICATIONS EQUIPMENT — 4.28%
ADTRAN Inc.	26,524	594,933
ARRIS Group Inc.[a]	55,045	1,436,124
Ciena Corp.[a,b]	49,125	971,201
Finisar Corp.[a]	44,770	1,170,735
Infinera Corp.[a,b]	57,232	512,799
JDS Uniphase Corp.[a]	109,130	1,382,677
Plantronics Inc.	20,108	876,106
Polycom Inc.[a]	64,079	788,172
Riverbed Technology Inc.[a]	74,524	1,449,492

		9,182,239
CONSTRUCTION & ENGINEERING — 1.91%
EMCOR Group Inc.	31,170	1,433,508
Foster Wheeler AGa	45,836	1,571,258
Granite Construction Inc.	16,891	631,386
Primoris Services Corp.	16,316	456,522

		4,092,674
CONSTRUCTION MATERIALS — 0.41%
Texas Industries Inc.[a,b]	10,027	869,341

		869,341
CONSUMER FINANCE — 0.66%
Encore Capital Group Inc.[a,b]	10,908	471,444

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2014

Security	Shares	Value
Nelnet Inc. Class A	8,506	$359,464
Springleaf Holdings Inc.[a]	10,335	237,498
World Acceptance Corp.[a,b]	4,799	348,407

		1,416,813
DIVERSIFIED CONSUMER SERVICES — 0.32%
Ascent Media Corp. Class Aa	5,953	409,388
Education Management Corp.[a]	8,328	33,062
Weight Watchers International Inc.[b]	12,734	252,133

		694,583
ELECTRICAL EQUIPMENT — 2.43%
AZZ Inc.	11,896	516,524
EnerSys Inc.	21,968	1,484,598
Franklin Electric Co. Inc.	18,314	708,202
Generac Holdings Inc.	31,962	1,881,923
GrafTech International Ltd.[a,b]	54,878	615,182

		5,206,429
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.88%
Belden Inc.	20,252	1,494,800
Coherent Inc.[a]	11,631	694,487
II-VI Inc.[a,b]	25,628	369,043
InvenSense Inc.[a,b]	24,721	532,243
Littelfuse Inc.	10,510	951,681

		4,042,254
ENERGY EQUIPMENT & SERVICES — 2.50%
Bristow Group Inc.	16,894	1,297,459
C&J Energy Services Inc.[a]	21,519	646,861
Forum Energy Technologies Inc.[a]	24,681	736,975
GulfMark Offshore Inc. Class A	11,508	517,975
Hercules Offshore Inc.[a]	75,141	335,880
Key Energy Services Inc.[a]	60,596	608,384
Newpark Resources Inc.[a]	40,390	486,296
SEACOR Holdings Inc.[a]	8,877	740,253

		5,370,083
FOOD & STAPLES RETAILING — 0.88%
Casey’s General Stores Inc.	17,924	1,230,662
Susser Holdings Corp.[a,b]	8,382	648,599

		1,879,261
FOOD PRODUCTS — 3.05%
J&J Snack Foods Corp.	6,805	636,948
Lancaster Colony Corp.	9,071	860,657
Post Holdings Inc.[a]	17,640	921,867
Snyders-Lance Inc.	22,950	609,552
TreeHouse Foods Inc.[a,b]	16,998	1,272,130

Security	Shares	Value
WhiteWave Foods Co. (The) Class Aa	80,857	$2,238,930

		6,540,084
GAS UTILITIES — 0.41%
South Jersey Industries Inc.	15,329	880,651

		880,651
HEALTH CARE EQUIPMENT & SUPPLIES — 2.15%
Analogic Corp.	5,782	434,113
Hill-Rom Holdings Inc.	26,881	1,004,274
Integra LifeSciences Holdings Corp.[a]	11,052	503,750
NuVasive Inc.[a]	21,506	724,967
Steris Corp.	27,448	1,318,876
Wright Medical Group Inc.[a]	23,088	631,457

		4,617,437
HEALTH CARE PROVIDERS & SERVICES — 2.55%
AmSurg Corp.[a]	15,213	658,875
Centene Corp.[a]	26,837	1,781,977
Chemed Corp.[b]	8,302	691,307
Hanger Inc.[a,b]	16,312	565,537
Molina Healthcare Inc.[a]	13,385	500,599
VCA Antech Inc.[a]	41,255	1,263,641

		5,461,936
HEALTH CARE TECHNOLOGY — 0.14%
Quality Systems Inc.	20,479	302,475

		302,475
HOTELS, RESTAURANTS & LEISURE — 3.95%
Brinker International Inc.	31,279	1,537,050
Choice Hotels International Inc.	16,390	724,110
Churchill Downs Inc.	5,865	515,123
Cracker Barrel Old Country Store Inc.	11,143	1,055,688
DineEquity Inc.	7,593	575,625
International Speedway Corp. Class A	13,028	409,600
Jack in the Box Inc.[a]	19,594	1,049,063
Marriott Vacations Worldwide Corp.[a]	13,977	761,467
Pinnacle Entertainment Inc.[a]	23,873	555,525
Scientific Games Corp. Class Aa,b	22,844	273,671
Wendy’s Co. (The)	123,320	1,024,789

		8,481,711
HOUSEHOLD DURABLES — 1.69%
Helen of Troy Ltd.[a]	12,498	783,625

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2014

Security	Shares	Value
La-Z-Boy Inc.	24,401	$591,236
Ryland Group Inc. (The)	21,808	837,209
Tempur Sealy International Inc.[a]	28,244	1,417,284

		3,629,354
HOUSEHOLD PRODUCTS — 0.36%
Spectrum Brands Holdings Inc.	10,109	776,674

		776,674
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.71%
Dynegy Inc.[a]	45,784	1,302,555
Ormat Technologies Inc.	8,409	224,352

		1,526,907
INSURANCE — 2.37%
AmTrust Financial Services Inc.[b]	14,258	551,357
Endurance Specialty Holdings Ltd.	20,754	1,054,718
Enstar Group Ltd.[a,b]	4,147	535,378
MBIA Inc.[a]	66,599	807,180
Montpelier Re Holdings Ltd.[b]	20,068	613,679
Platinum Underwriters Holdings Ltd.	13,165	825,577
RLI Corp.	16,114	693,869

		5,081,758
INTERNET & CATALOG RETAIL — 0.42%
HSN Inc.	15,663	909,081

		909,081
INTERNET SOFTWARE & SERVICES — 1.30%
AOL Inc.[a]	37,011	1,584,441
VistaPrint NVa,b	14,290	564,026
Web.com Group Inc.[a]	21,091	647,705

		2,796,172
IT SERVICES — 3.29%
CoreLogic Inc.[a]	42,676	1,196,208
EPAM Systems Inc.[a,b]	11,291	351,489
Euronet Worldwide Inc.[a,b]	22,109	1,016,793
EVERTEC Inc.	32,197	757,917
Heartland Payment Systems Inc.	17,145	701,916
iGATE Corp.[a]	13,754	503,396
MoneyGram International Inc.[a]	15,220	200,904
NeuStar Inc. Class Aa	15,201	390,970
TeleTech Holdings Inc.[a]	9,000	217,170
VeriFone Systems Inc.[a]	51,751	1,730,554

		7,067,317

Security	Shares	Value
LIFE SCIENCES TOOLS & SERVICES — 0.56%
Charles River Laboratories International Inc.[a]	22,281	$1,196,935

		1,196,935
MACHINERY — 3.96%
Actuant Corp. Class A	33,887	1,147,414
Albany International Corp. Class A	13,184	474,360
Barnes Group Inc.	22,102	851,369
CLARCOR Inc.	23,484	1,356,436
Mueller Industries Inc.	26,541	768,097
Mueller Water Products Inc. Class A	74,471	679,175
Tennant Co.	8,622	549,997
TriMas Corp.[a]	19,831	711,140
Watts Water Technologies Inc. Class A	13,396	712,667
Woodward Inc.	27,860	1,248,964

		8,499,619
MEDIA — 0.91%
CTC Media Inc.	27,101	234,966
Meredith Corp.	17,369	765,452
New York Times Co. (The) Class A	58,876	946,726

		1,947,144
METALS & MINING — 1.58%
AMCOL International Corp.	11,671	535,115
Hecla Mining Co.	159,609	490,000
Kaiser Aluminum Corp.	8,405	591,712
Stillwater Mining Co.[a]	56,004	883,743
SunCoke Energy Inc.[a]	32,660	681,614
Walter Energy Inc.[b]	29,437	211,947

		3,394,131
MULTILINE RETAIL — 0.08%
Burlington Stores Inc.[a,b]	6,509	169,169

		169,169
OIL, GAS & CONSUMABLE FUELS — 4.83%
Bill Barrett Corp.[a,b]	23,029	545,327
Carrizo Oil & Gas Inc.[a]	19,360	1,065,187
Energy XXI (Bermuda) Ltd.	32,875	786,699
EPL Oil & Gas Inc.[a]	15,944	624,048
EXCO Resources Inc.[b]	79,143	502,558
Gran Tierra Energy Inc.[a]	127,459	911,332
PDC Energy Inc.[a]	16,609	1,057,495
SandRidge Energy Inc.[a,b]	168,325	1,154,710
SemGroup Corp. Class A	19,780	1,263,546

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2014

Security	Shares	Value
Targa Resources Corp.	13,409	$1,448,038
Teekay Corp.	17,893	1,003,976

		10,362,916
PAPER & FOREST PRODUCTS — 1.40%
Clearwater Paper Corp.[a]	9,754	598,798
KapStone Paper and Packaging Corp.[a]	37,612	992,205
Resolute Forest Products Inc.[a]	44,307	790,437
Schweitzer-Mauduit International Inc.	14,174	618,553

		2,999,993
PERSONAL PRODUCTS — 0.21%
Elizabeth Arden Inc.[a]	12,017	441,505

		441,505
PROFESSIONAL SERVICES — 0.68%
Huron Consulting Group Inc.[a]	10,901	776,151
Korn/Ferry International[a]	23,304	676,981

		1,453,132
REAL ESTATE INVESTMENT TRUSTS (REITS) — 9.59%
Chesapeake Lodging Trust	23,380	631,026
Corporate Office Properties Trust	40,897	1,093,995
Cousins Properties Inc.[b]	86,360	1,004,367
DiamondRock Hospitality Co.	91,437	1,121,932
DuPont Fabros Technology Inc.[b]	30,535	739,863
EastGroup Properties Inc.	14,470	915,228
EPR Properties[b]	24,651	1,321,540
Equity One Inc.	29,681	668,713
First Industrial Realty Trust Inc.[b]	46,848	860,598
Franklin Street Properties Corp.	40,667	495,324
GEO Group Inc. (The)	33,768	1,132,241
Healthcare Realty Trust Inc.	44,885	1,128,858
LaSalle Hotel Properties	48,438	1,602,329
Lexington Realty Trust	76,516	823,312
LTC Properties Inc.	16,320	630,442
Medical Properties Trust Inc.	79,285	1,070,347
National Health Investors Inc.	13,620	840,218
Post Properties Inc.	25,300	1,270,313
Potlatch Corp.	18,988	725,911
Ramco-Gershenson Properties Trust	31,075	512,116
Sunstone Hotel Investors Inc.	85,161	1,218,654
Washington Real Estate Investment Trust[b]	31,166	762,320

		20,569,647

Security	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.31%
St. Joe Co. (The)[a,b]	37,236	$664,663

		664,663
ROAD & RAIL — 1.65%
Con-way Inc.	26,508	1,126,060
Heartland Express Inc.	23,392	509,010
Knight Transportation Inc.	28,296	671,464
Swift Transportation Co.[a,b]	51,298	1,233,717

		3,540,251
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.30%
Atmel Corp.[a]	198,157	1,539,680
Entegris Inc.[a]	64,767	718,266
International Rectifier Corp.[a]	33,357	868,616
Intersil Corp. Class A	59,831	738,315
MKS Instruments Inc.	24,969	702,877
Monolithic Power Systems Inc.[a]	16,480	611,408
Power Integrations Inc.	14,161	668,824
RF Micro Devices Inc.[a]	132,187	1,115,658
SunEdison Inc.[a]	114,500	2,201,835
Synaptics Inc.[a]	16,643	1,034,363
Tessera Technologies Inc.	22,256	488,074
Veeco Instruments Inc.[a,b]	18,659	689,823

		11,377,739
SOFTWARE — 1.95%
Compuware Corp.	102,072	1,057,466
Mentor Graphics Corp.	45,584	943,589
Take-Two Interactive Software Inc.[a]	43,580	888,160
Zynga Inc. Class Aa	319,782	1,295,117

		4,184,332
SPECIALTY RETAIL — 5.81%
Aaron’s Inc.	33,676	992,432
Abercrombie & Fitch Co. Class A	35,716	1,312,920
American Eagle Outfitters Inc.	79,308	916,800
ANN INC.[a]	21,495	842,389
Asbury Automotive Group Inc.[a]	14,475	893,686
Buckle Inc. (The)[b]	13,071	614,206
Children’s Place Retail Stores Inc. (The)	10,374	497,952
Express Inc.[a]	39,303	572,645
Finish Line Inc. (The) Class A	22,954	631,924
Genesco Inc.[a,b]	11,146	851,220
Jos. A. Bank Clothiers Inc.[a]	13,105	845,928

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2014

Security	Shares	Value
Lithia Motors Inc. Class A	10,535	$782,540
Mattress Firm Holding Corp.[a,b]	7,017	317,098
Outerwall Inc.[a,b]	9,386	650,919
Pier 1 Imports Inc.	48,056	877,503
Select Comfort Corp.[a]	25,488	468,979
Sonic Automotive Inc. Class A	16,050	390,657

		12,459,798
TEXTILES, APPAREL & LUXURY GOODS — 2.65%
Columbia Sportswear Co.	5,961	512,527
Deckers Outdoor Corp.[a]	16,125	1,273,069
G-III Apparel Group Ltd.[a,b]	7,703	552,844
Iconix Brand Group Inc.[a,b]	22,709	965,132
Kate Spade & Co.[a]	57,491	1,998,962
Quiksilver Inc.[a,b]	60,243	386,760

		5,689,294
THRIFTS & MORTGAGE FINANCE — 0.63%
Capitol Federal Financial Inc.	63,355	762,794
Northwest Bancshares Inc.	44,245	588,016

		1,350,810
TRADING COMPANIES & DISTRIBUTORS — 2.98%
Applied Industrial Technologies Inc.	19,641	941,197
Beacon Roofing Supply Inc.[a]	23,058	820,404
GATX Corp.	21,428	1,406,319
MRC Global Inc.[a]	47,472	1,385,708
Rush Enterprises Inc. Class Aa,b	16,492	529,393
Watsco Inc.	12,646	1,301,400

		6,384,421
TRANSPORTATION INFRASTRUCTURE — 0.19%
Wesco Aircraft Holdings Inc.[a]	19,780	400,743

		400,743
WATER UTILITIES — 0.26%
American States Water Co.	18,112	549,880

		549,880

TOTAL COMMON STOCKS
(Cost: $178,202,899)		214,093,849

SHORT-TERM INVESTMENTS — 11.27%

MONEY MARKET FUNDS — 11.27%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	22,792,854	22,792,854

Security	Shares	Value
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	1,240,409	$1,240,409
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	146,973	146,973

		24,180,236

TOTAL SHORT-TERM INVESTMENTS
(Cost: $24,180,236)		24,180,236

TOTAL INVESTMENTS IN SECURITIES — 111.08%
(Cost: $202,383,135)		238,274,085
Other Assets, Less Liabilities — (11.08)%		(23,774,220)

NET ASSETS — 100.00%		$214,499,865

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.95%

AEROSPACE & DEFENSE — 0.72%
HEICO Corp.	17,314	$957,810

		957,810
AIR FREIGHT & LOGISTICS — 0.68%
Forward Air Corp.	9,440	417,531
Hub Group Inc. Class Aa	10,686	477,130

		894,661
AIRLINES — 0.40%
Allegiant Travel Co.	4,503	528,877

		528,877
AUTO COMPONENTS — 0.40%
Dorman Products Inc.[a]	9,312	535,906

		535,906
BEVERAGES — 0.51%
Boston Beer Co. Inc. (The) Class Aa	2,722	669,721

		669,721
BIOTECHNOLOGY — 4.73%
ACADIA Pharmaceuticals Inc.[a]	25,492	513,154
Acorda Therapeutics Inc.[a]	12,678	449,435
Aegerion Pharmaceuticals Inc.[a,b]	7,524	333,012
Celldex Therapeutics Inc.[a]	27,417	411,255
Cepheid Inc.[a,b]	20,803	904,514
Halozyme Therapeutics Inc.[a,b]	30,649	228,335
ImmunoGen Inc.[a,b]	26,296	340,270
InterMune Inc.[a,b]	29,793	955,760
Ironwood Pharmaceuticals Inc. Class Aa,b	36,373	400,831
NPS Pharmaceuticals Inc.[a,b]	29,053	773,391
Sarepta Therapeutics Inc.[a,b]	10,723	398,145
Synageva BioPharma Corp.[a,b]	6,240	538,949

		6,247,051
BUILDING PRODUCTS — 1.14%
Armstrong World Industries Inc.[a]	13,792	724,907
Simpson Manufacturing Co. Inc.	12,621	413,843
Trex Co. Inc.[a,b]	4,618	362,605

		1,501,355
CAPITAL MARKETS — 2.67%
Cohen & Steers Inc.[b]	5,697	230,785
Evercore Partners Inc. Class A	10,667	569,938
Financial Engines Inc.	15,634	691,805
Greenhill & Co. Inc.	8,157	409,074
Stifel Financial Corp.[a]	18,601	869,969

Security	Shares	Value

Virtus Investment Partners Inc.[a]	2,159	$399,393
WisdomTree Investments Inc.[a,b]	31,614	356,922

		3,527,886
CHEMICALS — 0.44%
Balchem Corp.	9,309	576,693

		576,693
COMMERCIAL BANKS — 0.71%
Home Bancshares Inc.	14,568	461,951
Investors Bancorp Inc.	17,991	480,900

		942,851
COMMERCIAL SERVICES & SUPPLIES — 1.93%
Healthcare Services Group Inc.	21,493	625,446
Herman Miller Inc.	18,142	559,318
HNI Corp.	13,793	485,928
Interface Inc.	17,976	323,388
Mobile Mini Inc.	12,574	555,519

		2,549,599
COMMUNICATIONS EQUIPMENT — 2.58%
Aruba Networks Inc.[a,b]	33,515	662,591
InterDigital Inc.	12,395	430,354
Ixia[a]	17,268	214,469
Palo Alto Networks Inc.[a]	14,320	910,466
Ruckus Wireless Inc.[a]	16,631	173,794
Ubiquiti Networks Inc.[a]	4,826	186,911
ViaSat Inc.[a,b]	13,006	835,115

		3,413,700
COMPUTERS & PERIPHERALS — 0.60%
Electronics For Imaging Inc.[a]	14,421	544,969
Fusion-io Inc.[a]	29,482	254,430

		799,399
CONSTRUCTION & ENGINEERING — 0.55%
MasTec Inc.[a,b]	18,509	732,586

		732,586
CONSUMER FINANCE — 1.28%
Credit Acceptance Corp.[a]	2,947	387,589
First Cash Financial Services Inc.[a]	8,856	431,907
Portfolio Recovery Associates Inc.[a]	15,351	877,310

		1,696,806
DISTRIBUTORS — 0.62%
Pool Corp.	13,839	816,778

		816,778
DIVERSIFIED CONSUMER SERVICES — 2.10%
Bright Horizons Family Solutions Inc.[a,b]	8,816	359,516

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2014

Security	Shares	Value

Grand Canyon Education Inc.[a]	14,161	$610,622
Hillenbrand Inc.	19,335	587,784
LifeLock Inc.[a,b]	20,880	327,816
Sotheby’s	21,211	892,135

		2,777,873
DIVERSIFIED FINANCIAL SERVICES — 0.47%
MarketAxess Holdings Inc.	11,591	624,523

		624,523
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.35%
Cogent Communications Group Inc.	13,375	461,036

		461,036
ELECTRIC UTILITIES — 0.19%
NRG Yield Inc. Class A	6,007	257,340

		257,340
ELECTRICAL EQUIPMENT — 0.36%
Polypore International Inc.[a,b]	13,767	477,440

		477,440
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.97%
Cognex Corp.[a]	25,374	873,627
OSI Systems Inc.[a]	5,781	322,638
Universal Display Corp.[a]	12,702	330,887
Zebra Technologies Corp. Class Aa	15,480	1,074,931

		2,602,083
ENERGY EQUIPMENT & SERVICES — 1.88%
CARBO Ceramics Inc.[b]	6,097	853,031
Geospace Technologies Corp.[a]	4,024	233,915
Hornbeck Offshore Services Inc.[a]	9,998	414,217
Pacific Drilling SAa	20,613	204,275
Tidewater Inc.	15,204	774,340

		2,479,778
FOOD & STAPLES RETAILING — 1.53%
Fresh Market Inc. (The)[a,b]	12,380	459,298
PriceSmart Inc.	5,291	508,148
United Natural Foods Inc.[a]	15,240	1,052,017

		2,019,463
FOOD PRODUCTS — 1.31%
B&G Foods Inc. Class A	16,526	542,053
Darling International Inc.[a]	50,434	1,009,184
Tootsie Roll Industries Inc.	6,323	178,245

		1,729,482
HEALTH CARE EQUIPMENT & SUPPLIES — 5.08%
ArthroCare Corp.[a]	8,298	402,702

Security	Shares	Value

Cantel Medical Corp.	10,260	$340,222
Cyberonics Inc.[a]	7,404	438,021
DexCom Inc.[a]	20,760	673,454
Endologix Inc.[a]	19,650	249,162
Globus Medical Inc. Class Aa	16,936	413,577
Haemonetics Corp.[a]	15,907	482,936
HeartWare International Inc.[a]	4,683	397,868
Insulet Corp.[a]	16,766	630,904
Masimo Corp.[a]	15,860	424,414
Neogen Corp.[a]	11,249	469,927
Thoratec Corp.[a]	17,435	571,519
Volcano Corp.[a]	15,962	280,293
West Pharmaceutical Services Inc.	21,611	937,485

		6,712,484
HEALTH CARE PROVIDERS & SERVICES — 2.05%
Acadia Healthcare Co. Inc.[a]	10,715	450,244
Air Methods Corp.[a]	10,813	601,960
MWI Veterinary Supply Inc.[a]	3,940	617,162
Team Health Holdings Inc.[a]	21,501	1,042,368

		2,711,734
HEALTH CARE TECHNOLOGY — 1.65%
Allscripts Healthcare Solutions Inc.[a]	49,009	745,917
HMS Holdings Corp.[a]	26,823	433,728
MedAssets Inc.[a]	18,962	432,903
Medidata Solutions Inc.[a]	15,607	566,690

		2,179,238
HOTELS, RESTAURANTS & LEISURE — 5.00%
Bally Technologies Inc.[a]	12,019	782,557
Boyd Gaming Corp.[a]	23,209	274,330
Buffalo Wild Wings Inc.[a]	5,773	843,551
Cheesecake Factory Inc. (The)	14,556	653,419
Diamond Resorts International Inc.[a]	4,900	91,679
Interval Leisure Group Inc.	12,178	313,827
Krispy Kreme Doughnuts Inc.[a,b]	20,258	355,325
Life Time Fitness Inc.[a]	11,894	570,912
Noodles & Co.[a,b]	3,284	107,682
Orient-Express Hotels Ltd. Class Aa	27,397	358,901
Papa John’s International Inc.	9,501	416,714
SeaWorld Entertainment Inc.	20,738	623,384
Texas Roadhouse Inc.	18,232	451,060
Vail Resorts Inc.	11,087	767,553

		6,610,894
HOUSEHOLD DURABLES — 0.61%
Meritage Homes Corp.[a]	11,279	435,144

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2014

Security	Shares	Value

Standard-Pacific Corp.[a]	46,105	$368,379

		803,523
INDUSTRIAL CONGLOMERATES — 0.26%
Raven Industries Inc.	11,200	346,080

		346,080
INSURANCE — 0.56%
Greenlight Capital Re Ltd. Class Aa	8,951	284,910
Hilltop Holdings Inc.[a]	20,241	452,184

		737,094
INTERNET & CATALOG RETAIL — 0.91%
HomeAway Inc.[a]	19,575	638,536
RetailMeNot Inc.[a,b]	2,857	85,167
Shutterfly Inc.[a]	11,763	481,460

		1,205,163
INTERNET SOFTWARE & SERVICES — 4.71%
Bankrate Inc.[a]	16,776	293,916
Benefitfocus Inc.[a,b]	1,514	49,054
Conversant Inc.[a]	19,482	476,140
Cornerstone OnDemand Inc.[a]	13,902	511,038
Dealertrack Technologies Inc.[a]	13,336	609,322
Demandware Inc.[a]	8,270	410,440
Envestnet Inc.[a,b]	8,852	326,196
Gogo Inc.[a,b]	3,381	45,711
j2 Global Inc.	13,674	633,927
Marketo Inc.[a,b]	5,631	152,825
NIC Inc.	18,404	337,529
OpenTable Inc.[a,b]	7,221	484,962
Shutterstock Inc.[a,b]	3,220	233,482
Trulia Inc.[a,b]	10,496	356,864
WebMD Health Corp.[a]	11,828	521,496
Zillow Inc. Class Aa,b	7,230	785,901

		6,228,803
IT SERVICES — 2.01%
Acxiom Corp.[a]	23,504	663,753
Blackhawk Network Holdings Inc.[a]	3,791	90,946
Cardtronics Inc.[a]	13,643	456,768
MAXIMUS Inc.	20,869	888,393
Sapient Corp.[a]	34,079	554,465

		2,654,325
LEISURE EQUIPMENT & PRODUCTS — 0.29%
Sturm, Ruger & Co. Inc.[b]	5,959	383,462

		383,462
LIFE SCIENCES TOOLS & SERVICES — 1.81%
Bruker Corp.[a]	33,455	691,180

Security	Shares	Value

PAREXEL International Corp.[a]	17,389	$788,591
TECHNE Corp.	10,206	911,498

		2,391,269
MACHINERY — 3.14%
Chart Industries Inc.[a]	9,330	636,493
CIRCOR International Inc.	5,419	440,077
EnPro Industries Inc.[a]	6,533	465,215
Hyster-Yale Materials Handling Inc.	3,497	337,076
Lindsay Corp.[b]	3,963	349,259
Proto Labs Inc.[a,b]	6,253	378,557
RBC Bearings Inc.[a]	7,120	443,291
Toro Co. (The)	17,308	1,099,750

		4,149,718
MEDIA — 1.62%
Cumulus Media Inc. Class Aa	31,491	201,857
DreamWorks Animation SKG Inc. Class Aa	22,123	531,616
E.W. Scripps Co. (The) Class Aa	9,273	158,846
Loral Space & Communications Inc.[a]	4,086	294,151
Nexstar Broadcasting Group Inc.	8,883	353,988
Sinclair Broadcast Group Inc. Class A	22,519	601,933

		2,142,391
METALS & MINING — 2.79%
Carpenter Technology Corp.	16,315	1,024,582
Compass Minerals International Inc.	10,294	942,931
Globe Specialty Metals Inc.	19,592	379,693
US Silica Holdings Inc.	16,423	741,827
Worthington Industries Inc.	16,218	596,822

		3,685,855
OIL, GAS & CONSUMABLE FUELS — 4.01%
Approach Resources Inc.[a,b]	10,908	226,341
Athlon Energy Inc.[a]	15,158	612,535
Bonanza Creek Energy Inc.[a]	8,772	426,495
Clean Energy Fuels Corp.[a,b]	20,470	181,160
Diamondback Energy Inc.[a]	11,070	796,376
Halcon Resources Corp.[a,b]	77,705	428,932
Kodiak Oil & Gas Corp.[a]	81,616	1,037,339
Magnum Hunter Resources Corp.[a,b]	50,041	425,348
Matador Resources Co.[a,b]	16,788	482,151
Rex Energy Corp.[a]	13,324	280,603
Sanchez Energy Corp.[a]	14,097	398,663

		5,295,943
PAPER & FOREST PRODUCTS — 0.54%
Louisiana-Pacific Corp.[a]	43,310	709,851

		709,851

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2014

Security	Shares	Value

PHARMACEUTICALS — 2.49%
Akorn Inc.[a,b]	21,913	$552,646
Impax Laboratories Inc.[a]	19,963	522,032
Medicines Co. (The)[a]	19,880	528,808
Nektar Therapeutics[a]	38,317	450,991
Pacira Pharmaceuticals Inc.[a,b]	10,334	707,776
Prestige Brands Holdings Inc.[a]	15,944	534,443

		3,296,696
PROFESSIONAL SERVICES — 1.69%
Advisory Board Co. (The)[a,b]	11,109	636,101
Corporate Executive Board Co. (The)	10,321	712,356
On Assignment Inc.[a]	14,291	500,185
WageWorks Inc.[a]	9,165	388,321

		2,236,963
REAL ESTATE INVESTMENT TRUSTS (REITS) — 7.88%
Acadia Realty Trust[b]	17,132	464,791
Alexander’s Inc.	646	223,361
American Assets Trust Inc.	8,925	303,004
Chambers Street Properties	72,762	566,816
CubeSmart[b]	39,702	738,457
Education Realty Trust Inc.	35,325	360,315
Empire State Realty Trust Inc. Class A	22,964	351,349
Glimcher Realty Trust	44,434	452,782
Healthcare Trust of America Inc. Class A	54,708	639,537
Hersha Hospitality Trust	59,257	344,283
Hudson Pacific Properties Inc.	16,916	398,372
Parkway Properties Inc.[b]	22,178	418,277
Pebblebrook Hotel Trust	19,602	675,093
PS Business Parks Inc.[b]	6,169	529,115
RLJ Lodging Trust	37,628	1,003,539
Ryman Hospitality Properties Inc.	15,502	706,116
Sabra Healthcare REIT Inc.	11,928	357,482
Sovran Self Storage Inc.	10,007	759,531
Strategic Hotels & Resorts Inc.[a]	55,651	600,474
Sun Communities Inc.[b]	11,557	526,653

		10,419,347
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.72%
Alexander & Baldwin Inc.	13,121	489,545
Kennedy-Wilson Holdings Inc.	20,898	456,412

		945,957
ROAD & RAIL — 0.67%
Landstar System Inc.	13,989	881,167

		881,167

Security	Shares	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.44%
Cavium Inc.[a]	16,175	$685,335
Cirrus Logic Inc.[a,b]	19,072	425,306
Hittite Microwave Corp.	9,635	571,933
Integrated Device Technology Inc.[a]	41,832	488,179
Semtech Corp.[a]	21,059	504,995
Silicon Laboratories Inc.[a]	12,100	543,895

		3,219,643
SOFTWARE — 9.62%
ACI Worldwide Inc.[a]	11,815	675,227
Advent Software Inc.	12,408	357,599
Blackbaud Inc.	14,214	432,816
Bottomline Technologies Inc.[a]	11,480	363,227
Fair Isaac Corp.	10,731	613,813
Fortinet Inc.[a]	42,075	924,808
Guidewire Software Inc.[a,b]	20,550	775,968
Infoblox Inc.[a,b]	14,626	286,962
Interactive Intelligence Group Inc.[a]	4,859	304,028
Manhattan Associates Inc.[a]	23,503	741,050
MicroStrategy Inc. Class Aa	2,783	337,940
NetScout Systems Inc.[a]	11,393	443,871
Pegasystems Inc.	10,812	179,155
Proofpoint Inc.[a]	6,916	175,943
PTC Inc.[a,b]	36,451	1,289,272
QLIK Technologies Inc.[a]	27,255	599,065
RealPage Inc.[a,b]	15,436	273,989
SolarWinds Inc.[a]	20,099	810,392
SS&C Technologies Holdings Inc.[a]	19,202	747,342
Synchronoss Technologies Inc.[a]	9,351	284,644
TiVo Inc.[a]	37,375	443,267
Tyler Technologies Inc.[a]	8,915	727,910
Verint Systems Inc.[a]	16,444	719,754
VirnetX Holding Corp.[a,b]	13,005	204,829

		12,712,871
SPECIALTY RETAIL — 3.88%
Ascena Retail Group Inc.[a]	39,691	682,685
Chico’s FAS Inc.	48,812	775,135
Conn’s Inc.[a,b]	7,627	337,342
Five Below Inc.[a,b]	14,468	583,205
Hibbett Sports Inc.[a]	7,909	425,900
Lumber Liquidators Holdings Inc.[a]	8,446	736,154
Monro Muffler Brake Inc.	9,173	517,357
Restoration Hardware Holdings Inc.[a]	8,361	521,643
Tile Shop Holdings Inc. (The)[a,b]	7,540	106,276

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2014

Security	Shares	Value

Vitamin Shoppe Inc.[a]	9,381	$449,162

		5,134,859
TEXTILES, APPAREL & LUXURY GOODS — 1.75%
Movado Group Inc.	5,543	217,729
Oxford Industries Inc.	4,417	291,566
Steven Madden Ltd.[a]	17,861	636,030
Tumi Holdings Inc.[a]	14,769	301,583
Wolverine World Wide Inc.	30,930	869,133

		2,316,041
THRIFTS & MORTGAGE FINANCE — 0.76%
Essent Group Ltd.[a]	6,309	118,925
MGIC Investment Corp.[a]	103,861	893,204

		1,012,129
TOBACCO — 0.32%
Vector Group Ltd.	19,602	417,523

		417,523
TRADING COMPANIES & DISTRIBUTORS — 0.54%
Aircastle Ltd.	19,820	348,238
DXP Enterprises Inc.[a]	3,244	367,253

		715,491
WIRELESS TELECOMMUNICATION SERVICES — 0.03%
RingCentral Inc. Class Aa	2,322	35,202

		35,202

TOTAL COMMON STOCKS
(Cost: $116,670,994)		132,112,413

SHORT-TERM INVESTMENTS — 14.48%

MONEY MARKET FUNDS — 14.48%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	18,081,549	18,081,549
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	984,016	984,016
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	68,784	68,784

		19,134,349

TOTAL SHORT-TERM INVESTMENTS
(Cost: $19,134,349)		19,134,349

Value

TOTAL INVESTMENTS IN SECURITIES — 114.43%
(Cost: $135,805,343)	151,246,762
Other Assets, Less Liabilities — (14.43)%	(19,070,109)

NET ASSETS — 100.00%	$132,176,653

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.83%

AEROSPACE & DEFENSE — 5.13%
AAR Corp.	31,564	$817,508
Alliant Techsystems Inc.	25,280	3,645,881
Curtiss-Wright Corp.	38,198	2,442,380
Esterline Technologies Corp.[a]	25,293	2,757,443
Exelis Inc.	150,650	2,793,051
Huntington Ingalls Industries Inc.	38,691	3,985,173
Moog Inc. Class Aa,b	36,091	2,362,156

		18,803,592
AIR FREIGHT & LOGISTICS — 0.19%
UTi Worldwide Inc.	72,507	709,844

		709,844
AIRLINES — 0.39%
JetBlue Airways Corp.[a,b]	180,478	1,426,679

		1,426,679
AUTO COMPONENTS — 2.23%
American Axle & Manufacturing Holdings Inc.[a]	53,998	953,065
Cooper Tire & Rubber Co.	48,138	1,210,671
Dana Holding Corp.	125,507	2,656,983
Federal-Mogul Holdings Corp.[a,b]	26,433	455,176
Tenneco Inc.[a]	48,354	2,894,954

		8,170,849
BUILDING PRODUCTS — 0.60%
USG Corp.[a,b]	73,908	2,206,893

		2,206,893
CAPITAL MARKETS — 1.17%
Federated Investors Inc. Class B	75,030	2,141,356
Janus Capital Group Inc.	119,687	1,451,803
KCG Holdings Inc. Class Aa	70,691	703,376

		4,296,535
CHEMICALS — 3.56%
Axiall Corp.	55,567	2,589,422
Cabot Corp.	47,589	2,750,644
Chemtura Corp.[a]	76,848	1,713,710
Olin Corp.	63,291	1,778,477
Sensient Technologies Corp.	39,934	2,158,433
Stepan Co.	15,062	871,036
Tronox Ltd. Class A	48,601	1,190,725

		13,052,447
COMMERCIAL BANKS — 11.91%
Associated Banc-Corp.	128,107	2,248,278

Security	Shares	Value

BancorpSouth Inc.	66,683	$1,557,715
Bank of Hawaii Corp.	35,444	1,955,445
BBCN Bancorp Inc.	63,009	970,969
Cathay General Bancorp	58,688	1,385,037
Community Bank System Inc.	32,136	1,195,138
CVB Financial Corp.	74,698	1,080,133
F.N.B. Corp.	131,979	1,641,819
First Bancorp (Puerto Rico)[a]	79,899	410,681
First Citizens BancShares Inc. Class A	5,770	1,297,615
First Horizon National Corp.	188,047	2,160,660
First Midwest Bancorp Inc.	59,856	979,843
Fulton Financial Corp.	152,349	1,857,134
Hancock Holding Co.	65,449	2,207,595
IBERIABANK Corp.	23,617	1,485,509
International Bancshares Corp.	45,308	1,040,272
MB Financial Inc.	43,584	1,169,794
National Penn Bancshares Inc.	88,413	863,795
Park National Corp.	10,273	744,998
Popular Inc.[a]	82,231	2,540,938
Susquehanna Bancshares Inc.	148,615	1,539,651
Synovus Financial Corp.	773,219	2,482,033
TCF Financial Corp.	131,656	2,066,999
Trustmark Corp.	53,456	1,222,539
United Bankshares Inc.	37,179	1,087,486
Valley National Bancorp	158,751	1,590,685
Webster Financial Corp.	71,891	2,166,795
Westamerica Bancorp	20,948	1,064,577
Wintrust Financial Corp.	36,634	1,641,936

		43,656,069
COMMERCIAL SERVICES & SUPPLIES — 3.15%
ABM Industries Inc.	41,203	1,116,189
Brady Corp. Class A	37,255	960,806
Brink’s Co. (The)	38,282	973,894
Deluxe Corp.	40,123	2,204,759
Quad Graphics Inc.	20,607	446,142
R.R. Donnelley & Sons Co.	157,229	2,767,230
Tetra Tech Inc.[a,b]	51,497	1,476,419
United Stationers Inc.	31,420	1,179,193
West Corp.	17,488	425,833

		11,550,465
COMMUNICATIONS EQUIPMENT — 0.26%
NETGEAR Inc.[a,b]	28,955	935,247

		935,247
COMPUTERS & PERIPHERALS — 1.32%
Diebold Inc.	51,166	1,924,353

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2014

Security	Shares	Value

Lexmark International Inc. Class A	48,976	$2,105,968
QLogic Corp.[a]	69,120	800,410

		4,830,731
CONSTRUCTION & ENGINEERING — 0.70%
AECOM Technology Corp.[a]	78,767	2,553,626

		2,553,626
CONSUMER FINANCE — 0.26%
Cash America International Inc.	22,311	971,644

		971,644
CONTAINERS & PACKAGING — 1.75%
Berry Plastics Group Inc.[a]	70,997	1,596,722
Graphic Packaging Holding Co.[a]	173,260	1,777,648
Greif Inc. Class A	24,188	1,310,748
Silgan Holdings Inc.	34,849	1,733,738

		6,418,856
DIVERSIFIED CONSUMER SERVICES — 1.42%
Apollo Education Group Inc.[a]	78,899	2,277,025
DeVry Education Group Inc.	45,395	2,044,137
Matthews International Corp. Class A	21,709	875,958

		5,197,120
DIVERSIFIED FINANCIAL SERVICES — 0.28%
PHH Corp.[a,b]	42,698	1,014,931

		1,014,931
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.08%
Intelsat SAa	15,505	281,881

		281,881
ELECTRIC UTILITIES — 5.14%
ALLETE Inc.	30,172	1,561,703
Cleco Corp.	48,097	2,527,497
El Paso Electric Co.	32,042	1,211,828
Hawaiian Electric Industries Inc.[b]	80,716	1,936,377
IDACORP Inc.	39,950	2,242,793
MGE Energy Inc.	27,507	1,051,318
Otter Tail Corp.	28,854	845,422
PNM Resources Inc.	63,437	1,755,936
Portland General Electric Co.	62,143	2,079,926
UIL Holdings Corp.	44,765	1,644,219
UNS Energy Corp.	33,136	1,990,148

		18,847,167
ELECTRICAL EQUIPMENT — 0.27%
General Cable Corp.	39,079	1,001,204

		1,001,204

Security	Shares	Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 4.19%
Anixter International Inc.	21,245	$2,081,585
AVX Corp.	37,781	504,376
Benchmark Electronics Inc.[a]	42,633	988,233
Ingram Micro Inc. Class Aa	122,750	3,309,340
Itron Inc.[a,b]	31,069	1,180,622
Plexus Corp.[a]	26,916	1,128,319
Sanmina Corp.[a]	65,653	1,329,473
SYNNEX Corp.[a,b]	20,941	1,411,005
Tech Data Corp.[a]	30,303	1,893,635
Vishay Intertechnology Inc.	107,551	1,529,375

		15,355,963
ENERGY EQUIPMENT & SERVICES — 2.06%
Exterran Holdings Inc.	46,687	2,008,475
Helix Energy Solutions Group Inc.[a]	78,285	1,881,971
McDermott International Inc.[a,b]	187,602	1,356,363
Unit Corp.[a]	34,851	2,298,423

		7,545,232
FOOD & STAPLES RETAILING — 0.77%
Andersons Inc. (The)	21,021	1,309,398
SUPERVALU Inc.[a,b]	156,525	1,094,110
Weis Markets Inc.	8,798	405,500

		2,809,008
FOOD PRODUCTS — 1.46%
Cal-Maine Foods Inc.	11,863	707,391
Dean Foods Co.	75,293	1,192,641
Fresh Del Monte Produce Inc.[b]	29,149	842,115
Pinnacle Foods Inc.	42,761	1,299,934
Sanderson Farms Inc.	16,105	1,324,958

		5,367,039
GAS UTILITIES — 2.63%
Laclede Group Inc. (The)	24,164	1,145,615
New Jersey Resources Corp.	33,408	1,661,380
Northwest Natural Gas Co.	21,335	944,500
Piedmont Natural Gas Co.	62,001	2,219,016
Southwest Gas Corp.	37,005	2,035,645
WGL Holdings Inc.	41,116	1,636,006

		9,642,162
HEALTH CARE EQUIPMENT & SUPPLIES — 0.56%
Alere Inc.[a]	61,234	2,045,216

		2,045,216
HEALTH CARE PROVIDERS & SERVICES — 3.43%
Health Net Inc.[a]	63,659	2,185,413

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2014

Security	Shares	Value

HealthSouth Corp.	69,825	$2,418,738
LifePoint Hospitals Inc.[a]	37,536	2,099,013
Magellan Health Services Inc.[a]	21,792	1,257,834
Owens & Minor Inc.	50,251	1,685,419
Select Medical Holdings Corp.	48,299	674,254
WellCare Health Plans Inc.[a]	33,249	2,243,310

		12,563,981
HOTELS, RESTAURANTS & LEISURE — 0.75%
Bloomin’ Brands Inc.[a]	59,223	1,262,635
Bob Evans Farms Inc.	19,606	918,933
Caesars Entertainment Corp.[a,b]	31,279	577,723

		2,759,291
HOUSEHOLD DURABLES — 0.68%
KB Home	70,657	1,166,547
M.D.C. Holdings Inc.	31,014	855,986
Taylor Morrison Home Corp. Class Aa	22,493	477,077

		2,499,610
HOUSEHOLD PRODUCTS — 0.09%
Harbinger Group Inc.[a,b]	27,051	315,415

		315,415
INSURANCE — 6.74%
American Equity Investment Life Holding Co.	57,345	1,337,285
American National Insurance Co.	3,656	410,971
Argo Group International Holdings Ltd.	21,160	939,927
Aspen Insurance Holdings Ltd.	51,810	2,371,862
CNO Financial Group Inc.	176,434	3,043,486
FBL Financial Group Inc. Class A	8,466	378,515
First American Financial Corp.	84,427	2,245,758
Hanover Insurance Group Inc. (The)	34,919	2,041,016
Kemper Corp.	40,490	1,595,711
Mercury General Corp.	23,925	1,145,051
OneBeacon Insurance Group Ltd. Class Ab	17,740	273,906
Primerica Inc.	43,744	2,007,412
ProAssurance Corp.	48,124	2,185,792
Selective Insurance Group Inc.	44,852	1,028,905
StanCorp Financial Group Inc.	34,785	2,125,363
Symetra Financial Corp.	76,544	1,581,399

		24,712,359
IT SERVICES — 1.91%
Booz Allen Hamilton Holding Corp.	48,135	1,118,657
CACI International Inc. Class Aa,b	18,607	1,295,978
Convergys Corp.	80,263	1,728,865

Security	Shares	Value

ManTech International Corp. Class A	18,881	$563,220
Science Applications International Corp.	33,042	1,288,638
Unisys Corp.[a,b]	40,549	988,179

		6,983,537
MACHINERY — 2.21%
Harsco Corp.	63,967	1,530,730
Manitowoc Co. Inc. (The)	106,603	3,387,843
Navistar International Corp.[a,b]	54,317	2,060,244
Rexnord Corp.[a]	42,458	1,135,327

		8,114,144
MARINE — 0.22%
Matson Inc.	34,093	807,663

		807,663
MEDIA — 1.62%
Clear Channel Outdoor Holdings Inc. Class A	32,092	257,378
John Wiley & Sons Inc. Class A	37,059	2,129,410
Regal Entertainment Group Class A	63,054	1,185,415
Starz Series Aa	73,771	2,380,590

		5,952,793
METALS & MINING — 0.88%
Coeur Mining Inc.[a,b]	81,844	708,769
Commercial Metals Co.	93,417	1,793,606
Molycorp Inc.[a,b]	149,317	709,256

		3,211,631
MULTI-UTILITIES — 2.11%
Avista Corp.	47,662	1,532,333
Black Hills Corp.	35,414	2,045,159
NorthWestern Corp.	30,738	1,487,104
Vectren Corp.	65,528	2,658,471

		7,723,067
MULTILINE RETAIL — 1.03%
Big Lots Inc.[a]	46,487	1,836,236
J.C. Penney Co. Inc.[a,b]	229,221	1,952,963

		3,789,199
OIL, GAS & CONSUMABLE FUELS — 3.57%
Alpha Natural Resources Inc.[a,b]	175,851	756,159
Delek US Holdings Inc.	29,584	946,392
Ship Finance International Ltd.[b]	46,619	821,893
Stone Energy Corp.[a]	39,647	1,944,685
Ultra Petroleum Corp.[a,b]	121,539	3,621,862
W&T Offshore Inc.	27,642	530,727
Western Refining Inc.	42,544	1,850,664

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2014

Security	Shares	Value

World Fuel Services Corp.	57,163	$2,603,203

		13,075,585
PAPER & FOREST PRODUCTS — 1.07%
Boise Cascade Co.[a,b]	25,192	630,304
Domtar Corp.	25,862	2,414,476
P.H. Glatfelter Co.	34,277	874,749

		3,919,529
PERSONAL PRODUCTS — 0.08%
Revlon Inc. Class Aa,b	9,384	282,834

		282,834
PHARMACEUTICALS — 0.90%
Mallinckrodt PLC[a]	46,198	3,290,684

		3,290,684
PROFESSIONAL SERVICES — 0.30%
FTI Consulting Inc.[a,b]	32,231	1,105,523

		1,105,523
REAL ESTATE INVESTMENT TRUSTS (REITS) — 9.18%
American Capital Mortgage Investment Corp.	41,979	831,184
American Homes 4 Rent Class A	37,013	594,059
ARMOUR Residential REIT Inc.	294,136	1,247,137
Brandywine Realty Trust	124,799	1,815,825
Capstead Mortgage Corp.[b]	69,587	889,322
Colony Financial Inc.	71,681	1,559,062
CommonWealth REIT	88,532	2,249,598
CYS Investments Inc.	128,246	1,102,916
DCT Industrial Trust Inc.	254,881	1,993,169
Government Properties Income Trust[b]	41,472	1,055,462
Hatteras Financial Corp.	76,596	1,498,984
Inland Real Estate Corp.	66,995	700,098
Invesco Mortgage Capital Inc.	97,583	1,626,709
iStar Financial Inc.[a]	61,911	919,997
Mack-Cali Realty Corp.	70,244	1,430,870
MFA Financial Inc.[b]	291,644	2,312,737
Newcastle Investment Corp.	278,682	1,251,282
NorthStar Realty Finance Corp.	259,321	4,154,322
Pennsylvania Real Estate Investment Trust	54,344	899,393
PennyMac Mortgage Investment Trust[c]	53,341	1,250,313
Piedmont Office Realty Trust Inc. Class A	122,755	2,161,716
Redwood Trust Inc.[b]	65,449	1,426,788
Select Income REIT	22,241	684,578

		33,655,521

Security	Shares	Value

ROAD & RAIL — 1.21%
Ryder System Inc.	42,422	$3,486,240
Werner Enterprises Inc.	36,441	932,890

		4,419,130
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.90%
Advanced Micro Devices Inc.[a,b]	491,123	2,008,693
Amkor Technology Inc.[a]	98,917	786,390
Cypress Semiconductor Corp.	112,583	1,066,161
Diodes Inc.[a,b]	28,907	762,278
Fairchild Semiconductor International Inc.[a]	98,918	1,259,226
Microsemi Corp.[a,b]	75,415	1,773,761
PMC-Sierra Inc.[a,b]	162,034	1,108,312
TriQuint Semiconductor Inc.[a]	130,393	1,848,973

		10,613,794
SOFTWARE — 0.72%
Progress Software Corp.[a]	41,030	880,504
Rovi Corp.[a]	78,438	1,748,383

		2,628,887
SPECIALTY RETAIL — 2.31%
Group 1 Automotive Inc.	16,732	1,206,879
Guess? Inc.	47,114	1,267,838
Men’s Wearhouse Inc. (The)	35,914	1,701,605
Murphy USA Inc.[a]	35,211	1,496,467
Office Depot Inc.[a,b]	384,055	1,570,785
Rent-A-Center Inc.	41,870	1,223,023

		8,466,597
TEXTILES, APPAREL & LUXURY GOODS — 0.64%
Crocs Inc.[a,b]	70,233	1,062,625
SKECHERS U.S.A. Inc. Class Aa	31,447	1,289,013

		2,351,638
THRIFTS & MORTGAGE FINANCE — 1.79%
Astoria Financial Corp.	66,652	883,806
EverBank Financial Corp.	67,095	1,256,018
Provident Financial Services Inc.	42,607	740,510
Radian Group Inc.	137,774	1,926,080
Washington Federal Inc.	81,628	1,761,532

		6,567,946
TOBACCO — 0.26%
Universal Corp.[b]	17,388	948,863

		948,863
TRADING COMPANIES & DISTRIBUTORS — 1.14%
Air Lease Corp.	70,437	2,526,575

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2014

Security	Shares	Value

TAL International Group Inc.	26,843	$1,132,238
Textainer Group Holdings Ltd.[b]	13,450	528,586

		4,187,399
WIRELESS TELECOMMUNICATION SERVICES — 0.61%
Leap Wireless International Inc.	41,720	105,134
Telephone & Data Systems Inc.	78,758	2,141,430

		2,246,564

TOTAL COMMON STOCKS
(Cost: $308,791,927)		365,883,584

SHORT-TERM INVESTMENTS — 9.09%

MONEY MARKET FUNDS — 9.09%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	31,052,031	31,052,031
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	1,689,882	1,689,882
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	592,867	592,867

		33,334,780

TOTAL SHORT-TERM INVESTMENTS
(Cost: $33,334,780)		33,334,780

TOTAL INVESTMENTS IN SECURITIES — 108.92%
(Cost: $342,126,707)		399,218,364
Other Assets, Less Liabilities — (8.92)%		(32,701,190)

NET ASSETS — 100.00%		$366,517,174

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2014

	iShares Morningstar Large-Cap ETF	iShares Morningstar Large-Cap Growth ETF	iShares Morningstar Large-Cap Value ETF

ASSETS
Investments, at cost:
Unaffiliated	$362,262,082	$356,226,710	$263,097,654
Affiliated (Note 2)	1,114,231	16,252,589	4,131,223

Total cost of investments	$363,376,313	$372,479,299	$267,228,877

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$468,241,104	$517,115,142	$295,682,948
Affiliated (Note 2)	1,114,231	16,808,803	4,637,921

Total fair value of investments	469,355,335	533,923,945	300,320,869
Receivables:
Dividends and interest	525,526	233,309	401,115
Capital shares sold	—	—	3,211

Total Assets	469,880,861	534,157,254	300,725,195

LIABILITIES
Payables:
Investment securities purchased	—	—	435,094
Collateral for securities on loan (Note 1)	558,000	12,124,408	1,574,075
Investment advisory fees (Note 2)	76,359	106,899	58,754

Total Liabilities	634,359	12,231,307	2,067,923

NET ASSETS	$469,246,502	$521,925,947	$298,657,272

Net assets consist of:
Paid-in capital	$385,184,528	$477,785,473	$326,101,636
Undistributed net investment income	691,938	111,761	557,416
Accumulated net realized loss	(22,608,986)	(117,415,933)	(61,093,772)
Net unrealized appreciation	105,979,022	161,444,646	33,091,992

NET ASSETS	$469,246,502	$521,925,947	$298,657,272

Shares outstanding[b]	4,250,000	5,200,000	3,600,000

Net asset value per share	$110.41	$100.37	$82.96

[a]	Securities on loan with values of $544,081, $11,987,973 and $1,588,096, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2014

	iShares Morningstar Mid-Cap ETF	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF

ASSETS
Investments, at cost:
Unaffiliated	$232,517,784	$151,627,154	$155,928,462
Affiliated (Note 2)	9,862,815	11,524,427	4,612,246

Total cost of investments	$242,380,599	$163,151,581	$160,540,708

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$283,166,969	$198,858,530	$190,860,146
Affiliated (Note 2)	9,862,815	11,524,427	4,612,246

Total fair value of investments	293,029,784	210,382,957	195,472,392
Receivables:
Investment securities sold	33,224	—	1,016,408
Dividends and interest	186,984	57,994	97,684

Total Assets	293,249,992	210,440,951	196,586,484

LIABILITIES
Short positions, at value[b]	—	—	1,016,584
Payables:
Investment securities purchased	3,136,963	—	1,198,643
Collateral for securities on loan (Note 1)	9,641,423	11,339,660	4,332,152
Investment advisory fees (Note 2)	56,131	49,090	45,359

Total Liabilities	12,834,517	11,388,750	6,592,738

NET ASSETS	$280,415,475	$199,052,201	$189,993,746

Net assets consist of:
Paid-in capital	$247,381,845	$257,974,406	$164,137,064
Undistributed net investment income	97,179	—	116,054
Accumulated net realized loss	(17,712,734)	(106,153,581)	(9,190,880)
Net unrealized appreciation	50,649,185	47,231,376	34,931,508

NET ASSETS	$280,415,475	$199,052,201	$189,993,746

Shares outstanding[c]	2,100,000	1,400,000	1,600,000

Net asset value per share	$133.53	$142.18	$118.75

[a]	Securities on loan with values of $9,465,845, $11,192,328 and $4,228,159, respectively. See Note 1.
[b]	Proceeds: $ —, $ — and $1,016,408, respectively. See Note 1.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2014

	iShares Morningstar Small-Cap ETF	iShares Morningstar Small-Cap Growth ETF	iShares Morningstar Small-Cap Value ETF

ASSETS
Investments, at cost:
Unaffiliated	$178,202,899	$116,670,994	$307,454,950
Affiliated (Note 2)	24,180,236	19,134,349	34,671,757

Total cost of investments	$202,383,135	$135,805,343	$342,126,707

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$214,093,849	$132,112,413	$364,633,271
Affiliated (Note 2)	24,180,236	19,134,349	34,585,093

Total fair value of investments	238,274,085	151,246,762	399,218,364
Receivables:
Investment securities sold	161,169	—	—
Dividends and interest	143,275	28,295	161,840

Total Assets	238,578,529	151,275,057	399,380,204

LIABILITIES
Payables:
Investment securities purchased	1,131	—	32,788
Collateral for securities on loan (Note 1)	24,033,263	19,065,565	32,741,913
Investment advisory fees (Note 2)	44,270	32,839	88,329

Total Liabilities	24,078,664	19,098,404	32,863,030

NET ASSETS	$214,499,865	$132,176,653	$366,517,174

Net assets consist of:
Paid-in capital	$186,624,778	$132,147,277	$326,556,765
Undistributed (distributions in excess of) net investment income	42,439	(42,261)	—
Accumulated net realized loss	(8,058,302)	(15,369,782)	(17,131,248)
Net unrealized appreciation	35,890,950	15,441,419	57,091,657

NET ASSETS	$214,499,865	$132,176,653	$366,517,174

Shares outstanding[b]	1,650,000	1,050,000	3,000,000

Net asset value per share	$130.00	$125.88	$122.17

[a]	Securities on loan with values of $23,380,899, $18,658,219 and $31,811,348, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2014

	iShares Morningstar Large-Cap ETF	iShares Morningstar Large-Cap Growth ETF	iShares Morningstar Large-Cap Value ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$9,474,519	$5,938,511	$9,528,812
Dividends — affiliated (Note 2)	18,633	67,370	72,171
Interest — affiliated (Note 2)	68	61	45
Securities lending income — affiliated (Note 2)	4,888	22,600	1,449

Total investment income	9,498,108	6,028,542	9,602,477

EXPENSES
Investment advisory fees (Note 2)	825,930	1,203,943	821,051

Total expenses	825,930	1,203,943	821,051

Net investment income	8,672,178	4,824,599	8,781,426

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	6,047,099	7,420,932	4,027,136
Investments — affiliated (Note 2)	(61,348)	(817)	4,829
In-kind redemptions — unaffiliated	17,789,845	41,902,734	43,162,464
In-kind redemptions — affiliated (Note 2)	733,985	114,240	374,975

Net realized gain	24,509,581	49,437,089	47,569,404

Net change in unrealized appreciation/depreciation	35,280,498	39,119,661	(5,964,990)

Net realized and unrealized gain	59,790,079	88,556,750	41,604,414

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$68,462,257	$93,381,349	$50,385,840

See notes to financial statements.

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2014

	iShares Morningstar Mid-Cap ETF	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$3,455,857	$1,219,619	$3,622,055
Interest — affiliated (Note 2)	38	12	24
Securities lending income — affiliated (Note 2)	36,182	90,640	38,651

Total investment income	3,492,077	1,310,271	3,660,730

EXPENSES
Investment advisory fees (Note 2)	579,234	552,491	456,611

Total expenses	579,234	552,491	456,611

Net investment income	2,912,843	757,780	3,204,119

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,977,070	16,382,917	14,346,705
In-kind redemptions — unaffiliated	21,336,095	1,840,850	1,765,825

Net realized gain	23,313,165	18,223,767	16,112,530

Net change in unrealized appreciation/depreciation on:
Investments	15,997,745	12,542,843	15,463,651
Short positions (Note 1)	—	—	(176)

Net change in unrealized appreciation/depreciation	15,997,745	12,542,843	15,463,475

Net realized and unrealized gain	39,310,910	30,766,610	31,576,005

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,223,753	$31,524,390	$34,780,124

[a]	Net of foreign withholding tax of $1,535, $4,239 and $ —, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2014

	iShares Morningstar Small-Cap ETF	iShares Morningstar Small-Cap Growth ETF	iShares Morningstar Small-Cap Value ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$2,145,065	$767,062	$6,621,606
Dividends — affiliated (Note 2)	—	—	135,466
Interest — affiliated (Note 2)	15	10	47
Securities lending income — affiliated (Note 2)	218,692	257,538	197,740

Total investment income	2,363,772	1,024,610	6,954,859

EXPENSES
Investment advisory fees (Note 2)	475,971	363,478	970,300

Total expenses	475,971	363,478	970,300

Net investment income	1,887,801	661,132	5,984,559

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	16,568,875	3,101,353	(4,669,105)
In-kind redemptions — unaffiliated	8,118,112	17,059,819	35,148,162

Net realized gain	24,686,987	20,161,172	30,479,057

Net change in unrealized appreciation/depreciation	8,727,729	390,258	22,690,605

Net realized and unrealized gain	33,414,716	20,551,430	53,169,662

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,302,517	$21,212,562	$59,154,221

See notes to financial statements.

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Morningstar Large-Cap ETF		iShares Morningstar Large-Cap Growth ETF
	Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$8,672,178	$6,667,459	$4,824,599	$6,118,913
Net realized gain	24,509,581	34,041,075	49,437,089	12,168,557
Net change in unrealized appreciation/depreciation	35,280,498	22,934,983	39,119,661	20,915,118

Net increase in net assets resulting from operations	68,462,257	63,643,517	93,381,349	39,202,588

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,430,970)	(6,660,122)	(4,923,262)	(6,111,971)

Total distributions to shareholders	(8,430,970)	(6,660,122)	(4,923,262)	(6,111,971)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	144,839,098	110,984,730	91,162,651	22,753,393
Cost of shares redeemed	(72,359,766)	(105,074,942)	(106,672,416)	(69,233,071)

Net increase (decrease) in net assets from capital share transactions	72,479,332	5,909,788	(15,509,765)	(46,479,678)

INCREASE (DECREASE) IN NET ASSETS	132,510,619	62,893,183	72,948,322	(13,389,061)

NET ASSETS
Beginning of year	336,735,883	273,842,700	448,977,625	462,366,686

End of year	$469,246,502	$336,735,883	$521,925,947	$448,977,625

Undistributed net investment income included in net assets at end of year	$691,938	$450,730	$111,761	$210,424

SHARES ISSUED AND REDEEMED
Shares sold	1,450,000	1,450,000	950,000	300,000
Shares redeemed	(750,000)	(1,350,000)	(1,150,000)	(900,000)

Net increase (decrease) in shares outstanding	700,000	100,000	(200,000)	(600,000)

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Large-Cap Value ETF		iShares Morningstar Mid-Cap ETF
	Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$8,781,426	$6,994,486	$2,912,843	$2,408,647
Net realized gain	47,569,404	13,481,182	23,313,165	11,625,839
Net change in unrealized appreciation/depreciation	(5,964,990)	20,840,522	15,997,745	13,913,848

Net increase in net assets resulting from operations	50,385,840	41,316,190	42,223,753	27,948,334

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,702,913)	(7,045,149)	(2,989,110)	(2,235,375)

Total distributions to shareholders	(8,702,913)	(7,045,149)	(2,989,110)	(2,235,375)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	201,774,972	6,495,200	131,098,488	39,110,150
Cost of shares redeemed	(204,765,566)	(32,590,258)	(85,522,275)	(23,337,269)

Net increase (decrease) in net assets from capital share transactions	(2,990,594)	(26,095,058)	45,576,213	15,772,881

INCREASE IN NET ASSETS	38,692,333	8,175,983	84,810,856	41,485,840

NET ASSETS
Beginning of year	259,964,939	251,788,956	195,604,619	154,118,779

End of year	$298,657,272	$259,964,939	$280,415,475	$195,604,619

Undistributed net investment income included in net assets at end of year	$557,416	$478,903	$97,179	$173,446

SHARES ISSUED AND REDEEMED
Shares sold	2,700,000	100,000	1,050,000	400,000
Shares redeemed	(2,700,000)	(500,000)	(700,000)	(250,000)

Net increase (decrease) in shares outstanding	—	(400,000)	350,000	150,000

See notes to financial statements.

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Mid-Cap Growth ETF		iShares Morningstar Mid-Cap Value ETF
	Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$757,780	$1,098,836	$3,204,119	$2,497,466
Net realized gain	18,223,767	5,680,963	16,112,530	5,747,371
Net change in unrealized appreciation/depreciation	12,542,843	12,720,324	15,463,475	14,640,619

Net increase in net assets resulting from operations	31,524,390	19,500,123	34,780,124	22,885,456

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(863,994)	(1,295,046)	(3,164,235)	(2,421,296)

Total distributions to shareholders	(863,994)	(1,295,046)	(3,164,235)	(2,421,296)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,421,942	9,909,440	43,670,552	4,676,991
Cost of shares redeemed	(6,343,474)	(31,544,849)	(5,594,265)	(4,122,448)

Net increase (decrease) in net assets from capital share transactions	1,078,468	(21,635,409)	38,076,287	554,543

INCREASE (DECREASE) IN NET ASSETS	31,738,864	(3,430,332)	69,692,176	21,018,703

NET ASSETS
Beginning of year	167,313,337	170,743,669	120,301,570	99,282,867

End of year	$199,052,201	$167,313,337	$189,993,746	$120,301,570

Undistributed net investment income included in net assets at end of year	$—	$—	$116,054	$76,170

SHARES ISSUED AND REDEEMED
Shares sold	50,000	100,000	400,000	50,000
Shares redeemed	(50,000)	(300,000)	(50,000)	(50,000)

Net increase (decrease) in shares outstanding	—	(200,000)	350,000	—

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Small-Cap ETF		iShares Morningstar Small-Cap Growth ETF
	Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,887,801	$2,297,077	$661,132	$832,241
Net realized gain	24,686,987	7,574,848	20,161,172	3,572,503
Net change in unrealized appreciation/depreciation	8,727,729	11,567,783	390,258	7,278,352

Net increase in net assets resulting from operations	35,302,517	21,439,708	21,212,562	11,683,096

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,845,362)	(2,521,873)	(749,163)	(1,180,413)

Total distributions to shareholders	(1,845,362)	(2,521,873)	(749,163)	(1,180,413)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	46,686,796	10,115,743	63,030,489	—
Cost of shares redeemed	(27,179,821)	(17,652,739)	(44,632,294)	(9,674,936)

Net increase (decrease) in net assets from capital share transactions	19,506,975	(7,536,996)	18,398,195	(9,674,936)

INCREASE IN NET ASSETS	52,964,130	11,380,839	38,861,594	827,747

NET ASSETS
Beginning of year	161,535,735	150,154,896	93,315,059	92,487,312

End of year	$214,499,865	$161,535,735	$132,176,653	$93,315,059

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$42,439	$—	$(42,261)	$—

SHARES ISSUED AND REDEEMED
Shares sold	400,000	100,000	500,000	—
Shares redeemed	(250,000)	(200,000)	(350,000)	(100,000)

Net increase (decrease) in shares outstanding	150,000	(100,000)	150,000	(100,000)

See notes to financial statements.

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Small-Cap Value ETF
	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$5,984,559	$5,339,255
Net realized gain	30,479,057	17,537,343
Net change in unrealized appreciation/depreciation	22,690,605	20,751,326

Net increase in net assets resulting from operations	59,154,221	43,627,924

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,445,311)	(5,220,430)

Total distributions to shareholders	(6,445,311)	(5,220,430)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	147,001,483	115,165,201
Cost of shares redeemed	(111,817,542)	(39,525,027)

Net increase in net assets from capital share transactions	35,183,941	75,640,174

INCREASE IN NET ASSETS	87,892,851	114,047,668

NET ASSETS
Beginning of year	278,624,323	164,576,655

End of year	$366,517,174	$278,624,323

Undistributed net investment income included in net assets at end of year	$—	$100,613

SHARES ISSUED AND REDEEMED
Shares sold	1,300,000	1,200,000
Shares redeemed	(1,000,000)	(400,000)

Net increase in shares outstanding	300,000	800,000

See notes to financial statements.

FINANCIAL STATEMENTS	71

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large-Cap ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$94.86	$79.37	$76.26	$68.10	$50.88

Income from investment operations:
Net investment income[a]	2.17	1.88	1.59	1.31	1.22
Net realized and unrealized gain[b]	15.49	15.49	3.07	8.14	17.22

Total from investment operations	17.66	17.37	4.66	9.45	18.44

Less distributions from:
Net investment income	(2.11)	(1.88)	(1.55)	(1.29)	(1.22)

Total distributions	(2.11)	(1.88)	(1.55)	(1.29)	(1.22)

Net asset value, end of year	$110.41	$94.86	$79.37	$76.26	$68.10

Total return	18.80%	22.23%	6.35%	14.13%	36.53%

Ratios/Supplemental data:
Net assets, end of year (000s)	$469,247	$336,736	$273,843	$320,306	$265,600
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	2.13%	2.27%	2.20%	1.94%	2.00%
Portfolio turnover rate[c]	35%	63%	33%	38%	32%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large-Cap Growth ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$83.14	$77.06	$69.79	$60.81	$44.51

Income from investment operations:
Net investment income[a]	0.93	1.06	0.60	0.48	0.47
Net realized and unrealized gain[b]	17.26	6.08	7.27	9.00	16.30

Total from investment operations	18.19	7.14	7.87	9.48	16.77

Less distributions from:
Net investment income	(0.96)	(1.06)	(0.60)	(0.50)	(0.47)

Total distributions	(0.96)	(1.06)	(0.60)	(0.50)	(0.47)

Net asset value, end of year	$100.37	$83.14	$77.06	$69.79	$60.81

Total return	21.98%	9.36%	11.42%	15.70%	37.81%

Ratios/Supplemental data:
Net assets, end of year (000s)	$521,926	$448,978	$462,367	$397,823	$446,937
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.00%	1.37%	0.88%	0.78%	0.87%
Portfolio turnover rate[c]	23%	42%	28%	24%	24%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large-Cap Value ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$72.21	$62.95	$65.67	$56.69	$43.65

Income from investment operations:
Net investment income[a]	2.05	1.84	1.82	1.57	1.47
Net realized and unrealized gain (loss)[b]	10.75	9.28	(2.74)	8.94	13.07

Total from investment operations	12.80	11.12	(0.92)	10.51	14.54

Less distributions from:
Net investment income	(2.05)	(1.86)	(1.80)	(1.53)	(1.50)

Total distributions	(2.05)	(1.86)	(1.80)	(1.53)	(1.50)

Net asset value, end of year	$82.96	$72.21	$62.95	$65.67	$56.69

Total return	17.98%	18.02%	(1.18)%	19.00%	33.70%

Ratios/Supplemental data:
Net assets, end of year (000s)	$298,657	$259,965	$251,789	$256,126	$212,600
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.67%	2.83%	3.03%	2.74%	2.83%
Portfolio turnover rate[c]	26%	45%	30%	30%	31%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$111.77	$96.32	$94.80	$76.24	$51.77

Income from investment operations:
Net investment income[a]	1.55	1.46	1.16	1.12	0.95
Net realized and unrealized gain[b]	21.81	15.35	1.56	18.59	24.47

Total from investment operations	23.36	16.81	2.72	19.71	25.42

Less distributions from:
Net investment income	(1.60)	(1.36)	(1.20)	(1.15)	(0.95)

Total distributions	(1.60)	(1.36)	(1.20)	(1.15)	(0.95)

Net asset value, end of year	$133.53	$111.77	$96.32	$94.80	$76.24

Total return	21.04%	17.65%	3.02%	26.14%	49.44%

Ratios/Supplemental data:
Net assets, end of year (000s)	$280,415	$195,605	$154,119	$180,120	$125,792
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.26%	1.48%	1.32%	1.40%	1.49%
Portfolio turnover rate[c]	50%	90%	53%	47%	46%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap Growth ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$119.51	$106.71	$108.23	$84.45	$57.53

Income from investment operations:
Net investment income[a]	0.55	0.72	0.14	0.35	0.21
Net realized and unrealized gain (loss)[b]	22.75	12.93	(1.47)	23.82	26.93

Total from investment operations	23.30	13.65	(1.33)	24.17	27.14

Less distributions from:
Net investment income	(0.63)	(0.85)	(0.19)	(0.39)	(0.22)
Return of capital	—	—	—	—	(0.00)[c]

Total distributions	(0.63)	(0.85)	(0.19)	(0.39)	(0.22)

Net asset value, end of year	$142.18	$119.51	$106.71	$108.23	$84.45

Total return	19.52%	12.89%	(1.22)%	28.69%	47.28%

Ratios/Supplemental data:
Net assets, end of year (000s)	$199,052	$167,313	$170,744	$205,643	$168,905
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	0.41%	0.67%	0.14%	0.39%	0.30%
Portfolio turnover rate[d]	41%	73%	45%	47%	45%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap Value ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$96.24	$79.43	$82.79	$73.33	$48.03

Income from investment operations:
Net investment income[a]	2.28	2.02	1.58	1.89	1.46
Net realized and unrealized gain (loss)[b]	22.46	16.75	(3.30)	9.65	25.19

Total from investment operations	24.74	18.77	(1.72)	11.54	26.65

Less distributions from:
Net investment income	(2.23)	(1.96)	(1.64)	(2.08)	(1.35)

Total distributions	(2.23)	(1.96)	(1.64)	(2.08)	(1.35)

Net asset value, end of year	$118.75	$96.24	$79.43	$82.79	$73.33

Total return	25.94%	24.06%	(1.90)%	16.23%	56.05%

Ratios/Supplemental data:
Net assets, end of year (000s)	$189,994	$120,302	$99,283	$124,191	$135,653
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.11%	2.46%	2.11%	2.62%	2.37%
Portfolio turnover rate[c]	39%	66%	50%	46%	41%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$107.69	$93.85	$99.99	$81.76	$53.70

Income from investment operations:
Net investment income[a]	1.21	1.55	1.00	0.82	0.67
Net realized and unrealized gain (loss)[b]	22.28	14.04	(6.22)	18.33	28.06

Total from investment operations	23.49	15.59	(5.22)	19.15	28.73

Less distributions from:
Net investment income	(1.18)	(1.75)	(0.92)	(0.92)	(0.66)
Return of capital	—	—	—	—	(0.01)

Total distributions	(1.18)	(1.75)	(0.92)	(0.92)	(0.67)

Net asset value, end of year	$130.00	$107.69	$93.85	$99.99	$81.76

Total return	21.89%	16.88%	(5.13)%	23.62%	53.72%

Ratios/Supplemental data:
Net assets, end of year (000s)	$214,500	$161,536	$150,155	$214,971	$179,882
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	0.99%	1.63%	1.13%	0.99%	1.00%
Portfolio turnover rate[c]	68%	98%	62%	69%	66%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap Growth ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$103.68	$92.49	$95.37	$72.67	$50.89

Income from investment operations:
Net investment income[a]	0.67	0.87	0.37	0.27	0.06
Net realized and unrealized gain (loss)[b]	22.29	11.56	(2.91)	22.68	21.80

Total from investment operations	22.96	12.43	(2.54)	22.95	21.86

Less distributions from:
Net investment income	(0.76)	(1.24)	(0.34)	(0.25)	(0.07)
Return of capital	—	—	—	—	(0.01)

Total distributions	(0.76)	(1.24)	(0.34)	(0.25)	(0.08)

Net asset value, end of year	$125.88	$103.68	$92.49	$95.37	$72.67

Total return	22.16%	13.59%	(2.65)%	31.63%	42.98%

Ratios/Supplemental data:
Net assets, end of year (000s)	$132,177	$93,315	$92,487	$147,830	$90,835
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	0.55%	0.93%	0.43%	0.34%	0.10%
Portfolio turnover rate[c]	62%	81%	68%	64%	57%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap Value ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$103.19	$86.62	$89.46	$78.18	$48.22

Income from investment operations:
Net investment income[a]	2.10	2.44	1.96	1.57	1.28
Net realized and unrealized gain (loss)[b]	19.15	16.53	(2.70)	11.30	29.85

Total from investment operations	21.25	18.97	(0.74)	12.87	31.13

Less distributions from:
Net investment income	(2.27)	(2.40)	(2.10)	(1.59)	(1.17)

Total distributions	(2.27)	(2.40)	(2.10)	(1.59)	(1.17)

Net asset value, end of year	$122.17	$103.19	$86.62	$89.46	$78.18

Total return	20.78%	22.32%	(0.57)%	16.77%	65.11%

Ratios/Supplemental data:
Net assets, end of year (000s)	$366,517	$278,624	$164,577	$201,295	$195,450
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	1.85%	2.67%	2.42%	2.02%	2.00%
Portfolio turnover rate[c]	52%	69%	52%	55%	57%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

80	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name [a]	Diversification Classification
Morningstar Large-Cap	iShares Morningstar Large Core Index Fund	Diversified
Morningstar Large-Cap Growth	iShares Morningstar Large Growth Index Fund	Non-diversified
Morningstar Large-Cap Value	iShares Morningstar Large Value Index Fund	Non-diversified
Morningstar Mid-Cap	iShares Morningstar Mid Core Index Fund	Diversified
Morningstar Mid-Cap Growth	iShares Morningstar Mid Growth Index Fund	Diversified
Morningstar Mid-Cap Value	iShares Morningstar Mid Value Index Fund	Diversified
Morningstar Small-Cap	iShares Morningstar Small Core Index Fund	Diversified
Morningstar Small-Cap Growth	iShares Morningstar Small Growth Index Fund	Diversified
Morningstar Small-Cap Value	iShares Morningstar Small Value Index Fund	Diversified

[a]	The Funds changed their names effective July 1, 2013.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The Funds may invest in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for

82	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of April 30, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
Morningstar Large-Cap
Assets:
Common Stocks	$468,241,104	$—	$—	$468,241,104
Money Market Funds	1,114,231	—	—	1,114,231

	$469,355,335	$—	$—	$469,355,335

Morningstar Large-Cap Growth
Assets:
Common Stocks	$520,942,959	$—	$—	$520,942,959
Money Market Funds	12,980,986	—	—	12,980,986

	$533,923,945	$—	$—	$533,923,945

Morningstar Large-Cap Value
Assets:
Common Stocks	$298,418,534	$—	$—	$298,418,534
Money Market Funds	1,902,335	—	—	1,902,335

	$300,320,869	$—	$—	$300,320,869

Morningstar Mid-Cap
Assets:
Common Stocks	$283,166,969	$—	$—	$283,166,969
Money Market Funds	9,862,815	—	—	9,862,815

	$293,029,784	$—	$—	$293,029,784

Morningstar Mid-Cap Growth
Assets:
Common Stocks	$198,858,530	$—	$—	$198,858,530
Money Market Funds	11,524,427	—	—	11,524,427

	$210,382,957	$—	$—	$210,382,957

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
Morningstar Mid-Cap Value
Assets:
Common Stocks	$190,860,146	$—	$—	$190,860,146
Money Market Funds	4,612,246	—	—	4,612,246
Liabilities:
Short Positions	(1,016,584)	—	—	(1,016,584)

	$194,455,808	$—	$—	$194,455,808

Morningstar Small-Cap
Assets:
Common Stocks	$214,093,849	$—	$—	$214,093,849
Money Market Funds	24,180,236	—	—	24,180,236

	$238,274,085	$—	$—	$238,274,085

Morningstar Small-Cap Growth
Assets:
Common Stocks	$132,112,413	$—	$—	$132,112,413
Money Market Funds	19,134,349	—	—	19,134,349

	$151,246,762	$—	$—	$151,246,762

Morningstar Small-Cap Value
Assets:
Common Stocks	$365,778,450	$105,134	$—	$365,883,584
Money Market Funds	33,334,780	—	—	33,334,780

	$399,113,230	$105,134	$—	$399,218,364

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2014 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

SHORT POSITIONS

From time to time, in order to track the performance of their respective benchmark index, the Funds may sell non-index securities that will be received through corporate actions occurring on the opening of market trading on the following business day. Such short positions are valued consistent with how securities are valued as described under “Security Valuation.” The obligation to deliver the securities is recorded as a liability in the Funds’ statements of assets and liabilities and is equal to the current fair value of the securities to be delivered. Any market fluctuations between the value of the obligation to sell these securities and the current fair value are reflected as unrealized appreciation (depreciation) in the Funds’ statements of operations. Upon receipt of the securities related to the corporate actions, the Funds record a realized gain (loss). Dividends on securities sold short, if any,

84	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

are reflected as an expense in the statements of operations. Details of the short position resulting from the non-index securities sold by the Funds, if any, are included in their respective schedule of investments.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2014, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of April 30, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of April 30, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Morningstar Large-Cap	$544,081	$544,081	$—
Morningstar Large-Cap Growth	11,987,973	11,987,973	—
Morningstar Large-Cap Value	1,588,096	1,574,075	(14,021)
Morningstar Mid-Cap	9,465,845	9,465,845	—
Morningstar Mid-Cap Growth	11,192,328	11,192,328	—
Morningstar Mid-Cap Value	4,228,159	4,228,159	—
Morningstar Small-Cap	23,380,899	23,380,899	—
Morningstar Small-Cap Growth	18,658,219	18,658,219	—
Morningstar Small-Cap Value	31,811,348	31,811,348	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

86	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Morningstar Large-Cap	0.20%
Morningstar Large-Cap Growth	0.25
Morningstar Large-Cap Value	0.25
Morningstar Mid-Cap	0.25
Morningstar Mid-Cap Growth	0.30

iShares ETF	Investment Advisory Fee
Morningstar Mid-Cap Value	0.30%
Morningstar Small-Cap	0.25
Morningstar Small-Cap Growth	0.30
Morningstar Small-Cap Value	0.30

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) each Fund retains 70% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

For the year ended April 30, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
Morningstar Large-Cap	$2,632
Morningstar Large-Cap Growth	12,140
Morningstar Large-Cap Value	781
Morningstar Mid-Cap	18,782
Morningstar Mid-Cap Growth	46,944

iShares ETF	Fees Paid to BTC
Morningstar Mid-Cap Value	$19,803
Morningstar Small-Cap	107,544
Morningstar Small-Cap Growth	134,646
Morningstar Small-Cap Value	101,761

In addition, commencing the business day following the date that the aggregate securities lending income generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 (or lesser amount as may be agreed to by the

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

Funds and BTC) and pursuant to a securities lending agreement, (i) each Fund will receive for the remainder of that calendar year 75% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended April 30, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Morningstar Large-Cap
BlackRock Inc.	10,787	2,838	(13,625)	—	$—	$18,633	$672,637

Morningstar Large-Cap Growth
BlackRock Inc.	—	15,447	(2,730)	12,717	$3,827,817	$67,370	$113,423

Morningstar Large-Cap Value
PNC Financial Services Group Inc. (The)	33,135	27,243	(27,827)	32,551	$2,735,586	$72,171	$379,804

Morningstar Small-Cap Value
Pennymac Mortgage Investment Trust	45,215	8,126	—	53,341	$1,250,313	$135,466	$—

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

88	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2014 were as follows:

iShares ETF	Purchases	Sales
Morningstar Large-Cap	$145,589,209	$145,302,697
Morningstar Large-Cap Growth	106,503,039	106,740,055
Morningstar Large-Cap Value	82,708,716	82,999,259
Morningstar Mid-Cap	120,912,434	116,503,204
Morningstar Mid-Cap Growth	74,972,613	74,905,045
Morningstar Mid-Cap Value	59,358,530	59,076,399
Morningstar Small-Cap	129,717,618	129,447,906
Morningstar Small-Cap Growth	74,845,992	74,383,558
Morningstar Small-Cap Value	167,840,317	166,504,136

In-kind transactions (see Note 4) for the year ended April 30, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Morningstar Large-Cap	$144,399,866	$72,320,289
Morningstar Large-Cap Growth	90,679,346	106,265,858
Morningstar Large-Cap Value	201,450,528	204,072,540
Morningstar Mid-Cap	128,871,628	84,332,069
Morningstar Mid-Cap Growth	7,411,869	6,330,321
Morningstar Mid-Cap Value	43,535,505	5,584,517
Morningstar Small-Cap	46,144,108	26,915,874
Morningstar Small-Cap Growth	62,478,757	44,456,911
Morningstar Small-Cap Value	143,819,158	109,696,770

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2014, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Morningstar Large-Cap	$18,395,778	$—	$(18,395,778)
Morningstar Large-Cap Growth	40,820,523	—	(40,820,523)
Morningstar Large-Cap Value	38,476,209	—	(38,476,209)
Morningstar Mid-Cap	21,116,567	—	(21,116,567)
Morningstar Mid-Cap Growth	1,718,129	106,214	(1,824,343)
Morningstar Mid-Cap Value	1,673,137	—	(1,673,137)
Morningstar Small-Cap	8,030,379	—	(8,030,379)
Morningstar Small-Cap Growth	16,822,386	45,770	(16,868,156)
Morningstar Small-Cap Value	34,250,926	360,139	(34,611,065)

The tax character of distributions paid during the years ended April 30, 2014 and April 30, 2013 was as follows:

iShares ETF	2014	2013
Morningstar Large-Cap
Ordinary income	$8,430,970	$6,660,122

Morningstar Large-Cap Growth
Ordinary income	$4,923,262	$6,111,971

Morningstar Large-Cap Value
Ordinary income	$8,702,913	$7,045,149

Morningstar Mid-Cap
Ordinary income	$2,989,110	$2,235,375

Morningstar Mid-Cap Growth
Ordinary income	$863,994	$1,295,046

Morningstar Mid-Cap Value
Ordinary income	$3,164,235	$2,421,296

Morningstar Small-Cap
Ordinary income	$1,845,362	$2,521,873

90	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	2014	2013
Morningstar Small-Cap Growth
Ordinary income	$749,163	$1,180,413

Morningstar Small-Cap Value
Ordinary income	$6,445,311	$5,220,430

As of April 30, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Morningstar Large-Cap	$691,938	$(20,617,689)	$103,987,725	$—	$84,061,974
Morningstar Large-Cap Growth	111,761	(115,241,071)	159,269,784	—	44,140,474
Morningstar Large-Cap Value	557,416	(58,497,856)	31,501,149	(1,005,073)	(27,444,364)
Morningstar Mid-Cap	97,179	(16,228,868)	49,165,319	—	33,033,630
Morningstar Mid-Cap Growth	—	(105,444,759)	46,522,554	—	(58,922,205)
Morningstar Mid-Cap Value	116,054	(7,998,734)	33,739,362	—	25,856,682
Morningstar Small-Cap	42,439	(7,477,882)	35,310,530	—	27,875,087
Morningstar Small-Cap Growth	—	(13,752,507)	14,049,616	(267,733)	29,376
Morningstar Small-Cap Value	—	(12,011,889)	52,213,155	(240,857)	39,960,409

[a]

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2015.

As of April 30, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
Morningstar Large-Cap	$—	$—	$—	$—	$20,617,689	$—	$20,617,689
Morningstar Large-Cap Growth	16,224,770	3,087,927	881,226	27,706,178	66,358,290	982,680	115,241,071
Morningstar Large-Cap Value	—	—	—	16,733,428	36,252,824	5,511,604	58,497,856
Morningstar Mid-Cap	—	—	—	—	16,228,868	—	16,228,868
Morningstar Mid-Cap Growth	—	—	—	12,429,762	89,015,622	3,999,375	105,444,759
Morningstar Mid-Cap Value	—	—	—	—	7,998,734	—	7,998,734
Morningstar Small-Cap	—	—	—	—	7,477,882	—	7,477,882
Morningstar Small-Cap Growth	—	—	—	—	13,752,507	—	13,752,507
Morningstar Small-Cap Value	262,502	—	—	—	11,749,387	—	12,011,889

[a]	Must be utilized prior to losses subject to expiration.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended April 30, 2014, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Morningstar Large-Cap	$7,108,511
Morningstar Large-Cap Growth	7,651,174
Morningstar Large-Cap Value	5,530,038
Morningstar Mid-Cap	2,906,634
Morningstar Mid-Cap Growth	16,163,964

iShares ETF	Utilized
Morningstar Mid-Cap Value	$14,588,760
Morningstar Small-Cap	16,990,368
Morningstar Small-Cap Growth	4,304,635

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Morningstar Large-Cap	$365,367,610	$107,724,664	$(3,736,939)	$103,987,725
Morningstar Large-Cap Growth	374,654,161	163,593,519	(4,323,735)	159,269,784
Morningstar Large-Cap Value	268,819,720	36,654,502	(5,153,353)	31,501,149
Morningstar Mid-Cap	243,864,465	54,051,900	(4,886,581)	49,165,319
Morningstar Mid-Cap Growth	163,860,403	51,732,760	(5,210,206)	46,522,554
Morningstar Mid-Cap Value	161,732,854	38,065,651	(4,326,113)	33,739,538
Morningstar Small-Cap	202,963,555	41,691,430	(6,380,900)	35,310,530
Morningstar Small-Cap Growth	137,197,146	20,714,629	(6,665,013)	14,049,616
Morningstar Small-Cap Value	347,005,209	63,837,444	(11,624,289)	52,213,155

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

6.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

92	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Morningstar Large-Cap ETF, iShares Morningstar Large-Cap Growth ETF, iShares Morningstar Large-Cap Value ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar Small-Cap Growth ETF and iShares Morningstar Small-Cap Value ETF (the “Funds”) at April 30, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 19, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	93

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2014 qualified for the dividends-received deduction:

iShares ETF	Dividends- Received Deduction
Morningstar Large-Cap	100%
Morningstar Large-Cap Growth	100
Morningstar Large-Cap Value	100
Morningstar Mid-Cap	96.29
Morningstar Mid-Cap Growth	100

iShares ETF	Dividends- Received Deduction
Morningstar Mid-Cap Value	83.21%
Morningstar Small-Cap	76.86
Morningstar Small-Cap Growth	82.63
Morningstar Small-Cap Value	77.58

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2014:

iShares ETF	Qualified Dividend Income
Morningstar Large-Cap	$8,430,970
Morningstar Large-Cap Growth	4,923,262
Morningstar Large-Cap Value	8,702,913
Morningstar Mid-Cap	2,989,110
Morningstar Mid-Cap Growth	863,994

iShares ETF	Qualified Dividend Income
Morningstar Mid-Cap Value	$2,997,467
Morningstar Small-Cap	1,573,397
Morningstar Small-Cap Growth	706,260
Morningstar Small-Cap Value	5,064,291

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

94	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Morningstar Large-Cap	$2.102258	$—	$0.008072	$2.110330	100%	—%	0%[a]		100%
Morningstar Large-Cap Growth	0.940737	—	0.014906	0.955643	98	—	2		100
Morningstar Large-Cap Value	2.046343	—	0.007397	2.053740	100	—	0	[a]	100
Morningstar Mid-Cap	1.558788	—	0.038702	1.597490	98	—	2		100
Morningstar Mid-Cap Growth	0.587533	—	0.043622	0.631155	93	—	7		100
Morningstar Mid-Cap Value	2.173697	—	0.053087	2.226784	98	—	2		100
Morningstar Small-Cap	1.130707	—	0.047431	1.178138	96	—	4		100
Morningstar Small-Cap Growth	0.701625	—	0.056105	0.757730	93	—	7		100
Morningstar Small-Cap Value	2.150539	—	0.115510	2.266049	95	—	5		100

[a]	Rounds to less than 1%

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	95

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Morningstar Large-Cap ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	4	0.31%
Between 0.5% and –0.5%	1,315	99.69

	1,319	100.00%

iShares Morningstar Large-Cap Growth ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,318	99.92

	1,319	100.00%

iShares Morningstar Large-Cap Value ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	2	0.15%
Between 0.5% and –0.5%	1,317	99.85

	1,319	100.00%

iShares Morningstar Mid-Cap ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,316	99.77
Less than –0.5%	2	0.15

	1,319	100.00%

96	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Mid-Cap Growth ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	2	0.15%
Between 0.5% and –0.5%	1,317	99.85

	1,319	100.00%

iShares Morningstar Mid-Cap Value ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Between 0.5% and –0.5%	1,316	99.77
Less than –0.5%	2	0.15

	1,319	100.00%

iShares Morningstar Small-Cap ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	2	0.15%
Greater than 0.5% and Less than 1.0%	1	0.08
Between 0.5% and –0.5%	1,313	99.54
Less than –0.5%	3	0.23

	1,319	100.00%

iShares Morningstar Small-Cap Growth ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,315	99.69
Less than –0.5% and Greater than –1.0%	2	0.15
Less than –1.0% and Greater than –1.5%	1	0.08

	1,319	100.00%

SUPPLEMENTAL INFORMATION	97

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Small-Cap Value ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	3	0.23%
Greater than 0.5% and Less than 1.0%	1	0.08
Between 0.5% and –0.5%	1,314	99.61
Less than –0.5%	1	0.08

	1,319	100.00%

98	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 301 funds (as of April 30, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (43)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).	Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	99

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

100	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	101

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

102	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-44-0414

APRIL 30, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares Asia Developed Real Estate ETF | IFAS | NASDAQ
➢	iShares Europe Developed Real Estate ETF | IFEU | NASDAQ
➢	iShares Industrial/Office Real Estate Capped ETF | FNIO | NYSE Arca
➢	iShares International Developed Real Estate ETF | IFGL | NASDAQ
➢	iShares Mortgage Real Estate Capped ETF | REM | NYSE Arca
➢	iShares North America Real Estate ETF | IFNA | NASDAQ
➢	iShares Real Estate 50 ETF | FTY | NYSE Arca
➢	iShares Residential Real Estate Capped ETF | REZ | NYSE Arca
➢	iShares Retail Real Estate Capped ETF | RTL | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global stocks gained approximately 15% for the 12-month period ended April 30, 2014 (the “reporting period”). The global equity markets generally benefited from significant liquidity as many central banks around the world maintained or expanded their accommodative monetary policies in an effort to stimulate economic activity. These efforts appeared to find some success during the reporting period as improving economic conditions in many regions of the world provided a favorable backdrop for global stock market performance.

Although global stocks advanced steadily throughout the reporting period, they experienced some meaningful volatility along the way. The global equity markets declined in June 2013 after the U.S. Federal Reserve Bank (the “Fed”) announced plans to scale back its quantitative easing measures before the end of the year. After rebounding in July 2013, global stocks dipped again in August 2013 amid unrest in the Middle East and signs of weaker economic growth worldwide.

Global stocks rallied throughout the fourth quarter of 2013 and into the new year, when a spate of weaker economic data led to a sharp correction in global stocks during the last half of January 2014. However, the disappointing economic news was attributed largely to severe winter weather in the Northern Hemisphere, and the global equity markets recovered over the last three months of the reporting period.

From a regional perspective, European stocks were the best performers, generating returns of more than 20% for the reporting period. Although economic growth remained subdued across the continent, the weakest European economies showed meaningful signs of stabilization during the reporting period. Many southern European countries reported consecutive quarters of positive growth after several years of recession, and their stock markets rallied sharply in response. The leading markets in Europe included Ireland, Italy, and Spain.

U.S. stocks advanced by nearly 20% for the reporting period. The U.S. economy grew at an uneven yet moderate pace, led by improving job growth (the unemployment rate fell to 6.3% in April 2014, its lowest level since September 2008) and a continued recovery in the housing market. The Fed expressed its confidence in the economy’s resilience by tapering its quantitative easing activity beginning in January 2014. The Fed reduced its government bond purchases from $85 billion per month in 2013 to $45 billion per month as of the end of the reporting period.

Stocks in the Asia/Pacific region underperformed, declining by approximately 2% for the reporting period. Slowing economic growth in the region, particularly in emerging markets, contributed to the equity market decline. Japan’s stock market was the most significant laggard amid concerns about the negative impact of a new consumption tax on the Japanese economy. Stock markets in Singapore and Australia also declined during the reporting period, while the New Zealand stock market fared the best.

The top-performing sectors on a global basis included health care, information technology, and industrials. Traditionally a defensive sector of the market, health care benefited from relatively high dividend yields and robust growth from the biotechnology industry. Industrials stocks rallied thanks to improving economic activity in many regions, while the information technology sector enjoyed strong growth and a resurgence in initial public offerings. On the downside, the consumer staples and utilities sectors posted the lowest returns. Both consumer staples and utilities are among the most defensive sectors in the global equity markets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® ASIA DEVELOPED REAL ESTATE ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(13.27)%	(13.25)%	(12.82)%	(13.27)%	(13.25)%	(12.82)%
5 Years	14.78%	14.60%	15.38%	99.18%	97.69%	104.45%
Since Inception	(1.61)%	(1.64)%	(1.27)%	(9.93)%	(10.13)%	(7.91)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$944.40	$2.31	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® ASIA DEVELOPED REAL ESTATE ETF

The iShares Asia Developed Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed Asian markets, as represented by the FTSE EPRA/NAREIT Developed Asia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was -13.27%, net of fees, while the total return for the Index was -12.82%.

As represented by the Index, real estate stocks in the Asia/Pacific region produced double-digit declines for the reporting period. Rising interest rates in many Asian countries led to higher borrowing costs for Asian real estate stocks and made their relatively high dividend yields less attractive. This was especially true in emerging markets with ties to the U.S., where interest rates rose in response to improving economic data.

Economic weakness across Asia also weighed on the performance of property stocks in the region. In Japan, which represented the largest country weighting in the Index as of the end of the reporting period, the economy’s growth rate improved in the wake of aggressive economic stimulus measures by the Bank of Japan. However, concerns that a new consumption tax implemented in early 2014 would temper the Japanese economy’s progress put downward pressure on the Japanese equity and property markets.

Another factor contributing to the decline in Asian property stocks was the development and extension of policies that inhibited demand for real estate. For example, Hong Kong maintained a series of property taxes and mortgage restrictions to keep housing prices in check, while China began drafting a new property-tax law to accomplish the same objective.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Diversified Real Estate Activities	39.40%
Retail REITs	17.51
Diversified REITs	12.60
Office REITs	9.42
Real Estate Operating Companies	8.39
Industrial REITs	6.38
Real Estate Development	4.82
Residential REITs	1.25
Specialized REITs	0.23

TOTAL	100.00%

COUNTRY ALLOCATION

As of 4/30/14

Country	Percentage of Total Investments*

Japan	39.49%
Hong Kong	25.34
Australia	21.70
Singapore	13.20
New Zealand	0.27

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® EUROPE DEVELOPED REAL ESTATE ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.62%	19.96%	19.84%	19.62%	19.96%	19.84%
5 Years	17.34%	17.66%	17.46%	122.44%	125.54%	123.63%
Since Inception	0.10%	0.19%	0.02%	0.65%	1.23%	0.12%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,110.40	$2.51	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EUROPE DEVELOPED REAL ESTATE ETF

The iShares Europe Developed Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed European markets, as represented by the FTSE EPRA/NAREIT Developed Europe Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 19.62%, net of fees, while the total return for the Index was 19.84%.

As represented by the Index, European real estate stocks advanced by approximately 20% for the reporting period, outpacing both the broad international equity indexes and the global real estate market. The strong returns for European property stocks were driven in part by improving economic conditions on the continent. Although overall economic growth remained subdued during the reporting period, signs of stabilization in many southern European economies hit hard by the 2008 – 09 global financial crisis provided a measure of confidence in the prospects for an eventual recovery.

Property markets in Europe also showed signs of recovery, particularly in the northern part of the region. Commercial property transactions increased sharply in countries such as The Netherlands and Ireland, providing a lift to commercial real estate prices in those countries. Housing markets, such as those in the U.K. and Germany, also improved notably during the reporting period.

In the U.K., which comprised more than 35% of the Index as of April 30, 2014, home prices were up sharply during the reporting period. Most notably, home prices in the greater London area surged by more than 20%. In the commercial market, increased demand for office and retail space aided U.K. property stocks during the reporting period.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector/Investment Type	Percentage of Total Investments*

Real Estate Operating Companies	28.16%
Retail REITs	27.67
Diversified REITs	25.65
Office REITs	7.07
Industrial REITs	3.56
Real Estate Development	2.30
Diversified Real Estate Activities	2.18
Investment Companies	1.64
Specialized REITs	1.43
Residential REITs	0.34

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 4/30/14

Country	Percentage of Total Investments*

United Kingdom	40.39%
France	23.37
Germany	10.91
Sweden	7.17
Switzerland	6.24
Netherlands	4.82
Belgium	3.04
Finland	1.50
Austria	1.27
Italy	0.55

TOTAL	99.26%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® INDUSTRIAL/OFFICE REAL ESTATE CAPPED ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.35%	2.28%	2.98%	2.35%	2.28%	2.98%
5 Years	18.18%	18.36%	18.84%	130.52%	132.30%	137.08%
Since Inception	(2.13)%	(2.16)%	(2.14)%	(13.99)%	(14.17)%	(14.03)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/07. The first day of secondary market trading was 5/4/07.

Index performance through March 1, 2009 reflects the performance of the FTSE NAREIT Industrial/Office Index. Index performance beginning on March 2, 2009 reflects the performance of the FTSE NAREIT Industrial/Office Capped Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,070.00	$2.46	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INDUSTRIAL/OFFICE REAL ESTATE CAPPED ETF

The iShares Industrial/Office Real Estate Capped ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. industrial and office real estate equities, as represented by the FTSE NAREIT Industrial/Office Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was 2.35%, net of fees, while the total return for the Index was 2.98%.

Real estate investment trusts (“REITs”) declined modestly for the reporting period, trailing the 20% gains of the broad U.S. equity indexes. REITs fell sharply from the beginning of the reporting period through the end of 2013 as rising interest rates led to higher borrowing costs for REITs and made their relatively high dividend yields less attractive. In addition, the Fed announced plans to taper its quantitative easing measures starting in 2014, which led to a shift away from income-oriented investments such as REITs. REITs rebounded in the final four months of the reporting period, retracing nearly their entire previous decline during the reporting period amid lower interest rates and better property market conditions.

As represented by the Index, industrial and office REITs posted slightly positive returns for the reporting period, outperforming the overall REIT market. Office REITs, which comprised more than 60% of the Index as of April 30, 2014, advanced by more than 5% for the reporting period. Steadily improving job growth throughout the reporting period and limited new construction of office buildings, particularly in central business districts, helped raise occupancy levels in office properties after years of declining occupancy rates.

Industrial REITs generated more muted but still positive returns for the reporting period, advancing by approximately 1%. Manufacturing activity continued to improve during the reporting period as industrial production grew by 3.5% and factory capacity utilization increased by 2.3%.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Office REITs	58.99%
Industrial REITs	24.78
Diversified REITs	16.23

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Prologis Inc.	17.16%
Boston Properties Inc.	15.13
SL Green Realty Corp.	7.09
Duke Realty Corp.	4.71
Liberty Property Trust	4.68
Alexandria Real Estate Equities Inc.	4.60
Kilroy Realty Corp.	4.31
BioMed Realty Trust Inc.	3.52
Douglas Emmett Inc.	3.25
Highwoods Properties Inc.	3.22

TOTAL	67.67%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(5.27)%	(5.36)%	(4.86)%	(5.27)%	(5.36)%	(4.86)%
5 Years	15.97%	16.14%	16.35%	109.76%	111.27%	113.18%
Since Inception	(0.77)%	(0.75)%	(0.59)%	(4.87)%	(4.74)%	(3.78)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$995.30	$2.37	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

The iShares International Developed Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed non-U.S. markets, as represented by the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was -5.27%, net of fees, while the total return for the Index was -4.86%.

As represented by the Index, international real estate stocks declined by approximately 5% for the reporting period. International real estate stock performance varied widely by region. Real estate stocks in the Asia/Pacific region declined sharply for the period, while European property stocks generated robust gains.

Real estate stocks in Europe returned nearly 20% for the reporting period. The strong returns for European property stocks were driven in part by improving economic conditions on the continent, especially signs of stabilization in many southern European economies hit hard by the global financial crisis in 2008 – 09. Commercial property markets in Europe also showed signs of recovery, particularly in the northern part of the region, as did housing markets in countries such as the U.K. and Germany.

Property stocks in the Asia/Pacific region, which comprised more than 60% of the Index as of the end of the reporting period, moved in the opposite direction, declining by approximately 15% for the reporting period. Rising interest rates, especially in emerging markets with ties to the U.S., led to higher borrowing costs for real estate stocks and made their relatively high dividend yields less attractive. In addition, weaker economic conditions in many Asian countries and demand-suppressing policy measures such as a pilot property-tax program in China weighed on property stocks in the region.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector/Investment Type	Percentage of Total Investments*

Diversified Real Estate Activities	24.57%
Retail REITs	21.31
Diversified REITs	18.26
Real Estate Operating Companies	14.58
Office REITs	8.70
Industrial REITs	5.51
Real Estate Development	3.81
Residential REITs	1.76
Other**	1.50

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 4/30/14

Country	Percentage of Total Investments*

Japan	24.15%
Hong Kong	15.83
Australia	13.43
United Kingdom	12.52
Singapore	8.09
France	7.23
Canada	7.22
Germany	3.37
Sweden	2.21
Switzerland	1.92

TOTAL	95.97%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MORTGAGE REAL ESTATE CAPPED ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(7.41)%	(7.43)%	(6.65)%	(7.41)%	(7.43)%	(6.65)%
5 Years	11.89%	11.90%	12.63%	75.36%	75.42%	81.23%
Since Inception	(7.59)%	(7.60)%	(3.37)%	(42.46)%	(42.49)%	(21.30)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/07. The first day of secondary market trading was 5/4/07.

Index performance through March 1, 2009 reflects the performance of the FTSE NAREIT Mortgage REITs Index. Index performance beginning on March 2, 2009 reflects the performance of the FTSE NAREIT All Mortgage Capped Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,122.80	$2.53	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORTGAGE REAL ESTATE CAPPED ETF

The iShares Mortgage Real Estate Capped ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate investment trusts (“REITs”) that hold U.S. residential and commercial mortgages, as represented by the FTSE NAREIT All Mortgage Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was -7.41%, net of fees, while the total return for the Index was -6.65%.

REITs declined modestly for the reporting period, trailing the 20% gains of the broad U.S. equity indexes. REITs fell sharply from the beginning of the reporting period through the end of 2013 as rising interest rates led to higher borrowing costs for REITs and made their relatively high dividend yields less attractive. REITs rebounded in the final four months of the reporting period, retracing nearly their entire previous decline during the reporting period amid lower interest rates and better property market conditions.

As represented by the Index, mortgage REITs — which invest in residential and commercial mortgages and other property-related securities — declined by more than 6% for the reporting period, trailing the performance of the overall REIT market. Mortgage REITs tend to be among the most interest-rate-sensitive segments of the REIT market, so the broad rise in U.S. interest rates had a negative impact on the performance of mortgage REITs during the reporting period.

However, there was a substantial difference between the performance of residential and commercial mortgage REITs. Those focused on the residential market, which is tied more closely to interest rate movements, declined sharply during the reporting period, while those that concentrate on commercial mortgages fared well, advancing by more than 20%. A fundamentally strong commercial property market, characterized by limited new supply and robust demand, fueled the gains for commercial mortgage REITs.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Mortgage REITs	98.88%
Diversified REITs	1.12

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Annaly Capital Management Inc.	15.24%
American Capital Agency Corp.	11.27
Starwood Property Trust Inc.	7.33
NorthStar Realty Finance Corp.	7.28
Two Harbors Investment Corp.	5.12
MFA Financial Inc.	4.65
Chimera Investment Corp.	4.39
Invesco Mortgage Capital Inc.	3.51
Hatteras Financial Corp.	3.29
Colony Financial Inc.	3.26

TOTAL	65.34%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® NORTH AMERICA REAL ESTATE ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.53)%	(0.46)%	(1.04)%	(0.53)%	(0.46)%	(1.04)%
5 Years	21.96%	21.74%	21.32%	169.79%	167.42%	162.78%
Since Inception	4.75%	4.71%	3.91%	35.03%	34.65%	28.13%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,074.40	$2.47	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® NORTH AMERICA REAL ESTATE ETF

The iShares North America Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in North America, as represented by the FTSE EPRA/NAREIT North America Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was -0.53%, net of fees, while the total return for the Index was -1.04%.

As represented by the Index, North American real estate investment trusts (“REITs”) declined modestly for the reporting period, trailing the 20% gains of the broad U.S. equity indexes. REITs fell sharply from the beginning of the reporting period through the end of 2013 as rising interest rates led to higher borrowing costs for REITs and made their relatively high dividend yields less attractive. In addition, the Fed announced plans to taper its quantitative easing measures starting in 2014, which led to a shift away from income-oriented investments such as REITs. North American REITs rebounded in the final four months of the reporting period, retracing nearly their entire previous decline during the reporting period amid lower interest rates and better conditions in the commercial property market.

From a sector perspective, hotel REITs — the most cyclical segment of the REIT market — generated the best returns, gaining approximately 20% for the reporting period. Self-storage REITs produced double-digit gains, benefiting from favorable supply-and-demand conditions. Office REITs also posted positive returns for the reporting period, benefiting from the improving job market.

The retail and health care sectors of the Index declined for the reporting period. Retail REITs (the largest sector weighting in the Index as of the end of the reporting period) were held back by uneven consumer spending data. Health care REITs, which are among the most interest-rate-sensitive segments of the REIT market, were adversely impacted by the overall rise in interest rates during the reporting period.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Specialized REITs	26.19%
Retail REITs	26.16
Residential REITs	16.05
Office REITs	13.14
Diversified REITs	12.61
Industrial REITs	4.99
Other**	0.86

TOTAL	100.00%

COUNTRY ALLOCATION

As of 4/30/14

Country	Percentage of Total Investments*

United States	93.14%
Canada	6.86

TOTAL	100.00%

*	Excludes money market funds.
**	Other includes sectors which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® REAL ESTATE 50 ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.21)%	(2.32)%	(1.81)%	(2.21)%	(2.32)%	(1.81)%
5 Years	20.78%	20.83%	21.40%	156.98%	157.59%	163.64%
Since Inception	2.22%	2.16%	2.63%	16.64%	16.10%	19.96%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/07. The first day of secondary market trading was 5/4/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,073.50	$2.47	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® REAL ESTATE 50 ETF

The iShares Real Estate 50 ETF (the “Fund”) seeks to track the investment results of an index composed of 50 of the largest U.S. real estate equities, as represented by the FTSE NAREIT Real Estate 50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was -2.21%, net of fees, while the total return for the Index was -1.81%.

As represented by the Index, real estate investment trusts (“REITs”) declined modestly for the reporting period, trailing the 20% gains of the broad U.S. equity indexes. REITs fell sharply from the beginning of the reporting period through the end of 2013 as rising interest rates led to higher borrowing costs for REITs and made their relatively high dividend yields less attractive. In addition, the Fed announced plans to taper its quantitative easing measures starting in 2014, which led to a shift away from income-oriented investments such as REITs. REITs rebounded in the final four months of the reporting period, retracing nearly their entire previous decline during the reporting period amid lower interest rates and better conditions in the commercial property market.

From a sector perspective, hotel REITs — the most cyclical segment of the REIT market — generated the best returns, gaining approximately 20% for the reporting period. Self-storage REITs produced double-digit gains, benefiting from favorable supply-and-demand conditions. Office REITs also posted positive returns for the reporting period, benefiting from the improving job market.

The retail and health care sectors of the Index declined for the reporting period. Retail REITs (the largest sector weighting in the Index as of the end of the reporting period) were held back by uneven consumer spending data. Health care REITs, which are among the most interest-rate-sensitive segments of the REIT market, were adversely impacted by the overall rise in interest rates during the reporting period.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Retail REITs	22.79%
Specialized REITs	21.80
Residential REITs	13.82
Health Care REITs	11.19
Office REITs	8.92
Diversified REITs	7.95
Mortgage REITs	6.07
Hotel & Resort REITs	3.75
Industrial REITs	3.71

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Simon Property Group Inc.	9.97%
American Tower Corp.	6.07
Public Storage	4.60
Crown Castle International Corp.	4.45
Equity Residential	3.88
Prologis Inc.	3.71
Ventas Inc.	3.56
HCP Inc.	3.47
Health Care REIT Inc.	3.35
Boston Properties Inc.	3.25

TOTAL	46.31%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® RESIDENTIAL REAL ESTATE CAPPED ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.78)%	(0.79)%	(0.47)%	(0.78)%	(0.79)%	(0.47)%
5 Years	23.30%	23.34%	23.92%	184.94%	185.49%	192.26%
Since Inception	5.26%	5.21%	5.33%	43.20%	42.73%	43.86%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/07. The first day of secondary market trading was 5/4/07.

Index performance through March 1, 2009 reflects the performance of the FTSE NAREIT Residential Index. Index performance beginning on March 2, 2009 reflects the performance of the FTSE NAREIT All Residential Capped Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,070.90	$2.46	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® RESIDENTIAL REAL ESTATE CAPPED ETF

The iShares Residential Real Estate Capped ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. residential, health care and self-storage real estate equities, as represented by the FTSE NAREIT All Residential Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was -0.78%, net of fees, while the total return for the Index was -0.47%.

Real estate investment trusts (“REITs”) declined modestly for the reporting period, trailing the 20% gains of the broad U.S. equity indexes. REITs fell sharply from the beginning of the reporting period through the end of 2013 as rising interest rates led to higher borrowing costs for REITs and made their relatively high dividend yields less attractive. REITs rebounded in the final four months of the reporting period, retracing nearly their entire previous decline during the reporting period amid lower interest rates and better property market conditions.

As represented by the Index, residential REITs performed in line with the overall REIT market, declining by less than 1% for the reporting period. Residential REITs, the largest sector weighting in the Index, gained approximately 5% for the reporting period. Weaker housing market data, including year-over-year declines in existing and new home sales, eased concerns about lower demand for apartment rentals.

Specialized REITs (consisting primarily of self-storage REITs) posted double-digit returns for the reporting period, benefiting from favorable supply-and-demand conditions. Health care REITs — which include REITs that own and operate hospitals, senior housing, and assisted living facilities — were the weakest performers in the Index, declining by more than 10% for the reporting period. Health care REITs, which are among the most interest-rate-sensitive segments of the REIT market, were adversely impacted by overall rise in interest rates during the reporting period.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*
Residential REITs	44.10%
Health Care REITs	38.37
Specialized REITs	17.53

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*
Public Storage	11.15%
Equity Residential	9.41
Ventas Inc.	8.64
HCP Inc.	8.42
Health Care REIT Inc.	8.13
Essex Property Trust Inc.	6.34
AvalonBay Communities Inc.	4.56
UDR Inc.	3.85
Camden Property Trust	3.46
Extra Space Storage Inc.	3.39

TOTAL	67.35%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® RETAIL REAL ESTATE CAPPED ETF

Performance as of April 30, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(3.09)%	(3.07)%	(2.65)%	(3.09)%	(3.07)%	(2.65)%
5 Years	23.26%	23.39%	23.80%	184.55%	186.01%	190.81%
Since Inception	1.06%	1.08%	0.69%	7.70%	7.80%	4.94%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/07. The first day of secondary market trading was 5/4/07.

Index performance through March 1, 2009 reflects the performance of the FTSE NAREIT Retail Index. Index performance beginning on March 2, 2009 reflects the performance of the FTSE NAREIT Retail Capped Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,070.10	$2.46	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® RETAIL REAL ESTATE CAPPED ETF

The iShares Retail Real Estate Capped ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. retail real estate equities, as represented by the FTSE NAREIT Retail Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2014, the total return for the Fund was -3.09%, net of fees, while the total return for the Index was -2.65%.

Real estate investment trusts (“REITs”) declined modestly for the reporting period, trailing the 20% gains of the broad U.S. equity indexes. REITs fell sharply from the beginning of the reporting period through the end of 2013 as rising interest rates led to higher borrowing costs for REITs and made their relatively high dividend yields less attractive. In addition, the Fed announced plans to taper its quantitative easing measures starting in 2014, which led to a shift away from income-oriented investments such as REITs. REITs rebounded in the final four months of the reporting period, retracing nearly their entire previous decline during the reporting period amid lower interest rates and better property market conditions.

As represented by the Index, retail REITs declined by approximately 3% for the reporting period, trailing the performance of the overall REIT sector. Although retail sales grew by 4% during the reporting period, much of the advance was driven by auto sales and e-commerce, neither of which is represented in properties owned by retail REITs.

Within the Index, each of the sectors posted negative returns for the reporting period. REITs that own stand-alone retail properties declined the most, falling by 7.5%. Free-standing retail REITs are among the highest-yielding segments of the entire REIT market and therefore have the greatest interest-rate sensitivity. Shopping center REITs, which own strip malls and smaller neighborhood retail centers, held up the best, declining by less than 1%. Regional mall REITs performed in line with the overall retail REIT sector.

PORTFOLIO ALLOCATION

As of 4/30/14

Sector	Percentage of Total Investments*

Retail REITs	91.13%
Diversified REITs	8.87

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/14

Security	Percentage of Total Investments*

Simon Property Group Inc.	23.16%
General Growth Properties Inc.	6.30
American Realty Capital Properties Inc.	5.36
Kimco Realty Corp.	5.07
Realty Income Corp.	4.91
Macerich Co. (The)	4.66
Federal Realty Investment Trust	4.61
DDR Corp.	4.55
Regency Centers Corp.	4.40
Taubman Centers Inc.	4.25

TOTAL	67.27%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2013 and held through April 30, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® ASIA DEVELOPED REAL ESTATE ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.50%

AUSTRALIA — 21.60%
Australand Property Group	26,488	$105,043
BGP Holdings PLC[a,b]	539,595	7
BWP Trust	30,954	71,701
CFS Retail Property Trust Group	133,959	249,480
Charter Hall Retail REIT	18,697	66,869
Cromwell Group	88,137	80,847
Dexus Property Group	350,931	369,051
Federation Centres	86,737	200,112
Goodman Group	104,419	481,812
GPT Group	95,830	348,062
Investa Office Fund	36,407	112,668
Mirvac Group	222,194	360,279
Stockland Corp. Ltd.	140,707	507,147
Westfield Group	119,791	1,215,366
Westfield Retail Trust	186,256	550,516

		4,718,960
HONG KONG — 25.21%
Agile Property Holdings Ltd.	70,000	56,792
Champion REIT	154,000	72,502
Country Garden Holdings Co. Ltd.	266,027	106,715
Hang Lung Properties Ltd.	133,000	395,422
Henderson Land Development Co. Ltd.	63,800	380,190
Hongkong Land Holdings Ltd.	70,000	490,000
Hysan Development Co. Ltd.	35,000	149,655
Kerry Properties Ltd.	38,500	126,383
Link REIT (The)	140,000	696,131
New World China Land Ltd.	154,400	128,055
New World Development Co. Ltd.	317,333	327,449
Shimao Property Holdings Ltd.	77,000	151,957
Shui On Land Ltd.	210,000	55,528
Sino Land Co. Ltd.	182,800	273,510
SOHO China Ltd.	94,500	75,207
Sun Hung Kai Properties Ltd.	93,000	1,171,369
Swire Properties Ltd.	71,400	214,582
Wharf (Holdings) Ltd. (The)	91,200	638,165

		5,509,612
JAPAN — 39.29%
Activia Properties Inc.	14	117,455
Advance Residence Investment Corp.	77	174,352
AEON Mall Co. Ltd.	5,690	135,580
Daiwahouse Residential Investment Corp.	21	87,063

Security	Shares	Value

Frontier Real Estate Investment Corp.	28	$145,276
GLP J-REIT	105	103,715
Hulic Co. Ltd.	18,200	218,970
Industrial & Infrastructure Fund Investment Corp.	7	58,659
Japan Excellent Inc.	70	92,922
Japan Logistics Fund Inc.	51	115,031
Japan Prime Realty Investment Corp.	49	172,447
Japan Real Estate Investment Corp.	70	370,729
Japan Retail Fund Investment Corp.	140	281,508
Kenedix Realty Investment Corp.	21	104,846
Mitsubishi Estate Co. Ltd.	77,000	1,744,278
Mitsui Fudosan Co. Ltd.	52,000	1,537,856
Mori Hills REIT Investment Corp.	70	93,470
MORI TRUST Sogo REIT Inc.	70	104,983
Nippon Accommodations Fund Inc.	28	98,678
Nippon Building Fund Inc.	84	465,433
Nippon Prologis REIT Inc.	84	177,786
Nomura Real Estate Holdings Inc.	7,000	130,612
Nomura Real Estate Master Fund Inc.	98	102,461
Nomura Real Estate Office Fund Inc.	21	90,866
NTT Urban Development Corp.	6,300	55,383
ORIX JREIT Inc.	119	151,444
Premier Investment Corp.	14	54,068
Sumitomo Realty & Development Co. Ltd.	28,000	1,085,463
Tokyo Tatemono Co. Ltd.	24,000	191,248
TOKYU REIT Inc.	56	71,597
Top REIT Inc.	7	30,392
United Urban Investment Corp.	147	221,615

		8,586,186
NEW ZEALAND — 0.27%
Kiwi Income Property Trust	59,759	59,040

		59,040
SINGAPORE — 13.13%
Ascendas REIT	119,202	217,447
CapitaCommercial Trust	119,000	151,671
CapitaLand Ltd.	154,000	392,560
CapitaMall Trust Management Ltd.	161,400	256,496
CapitaMalls Asia Ltd.	84,000	147,879
CDL Hospitality Trusts	35,000	50,046
City Developments Ltd.	35,000	301,948
Fortune REIT	87,000	68,340
Global Logistic Properties Ltd.	182,000	413,191
Keppel Land Ltd.	42,000	115,760

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® ASIA DEVELOPED REAL ESTATE ETF

April 30, 2014

Security	Shares	Value

Keppel REIT Management Ltd.	91,000	$87,713
Mapletree Commercial Trust[c]	77,000	77,592
Mapletree Industrial Trust	70,200	80,526
Mapletree Logistics Trust	91,240	79,949
Suntec REIT[c]	147,000	200,824
UOL Group Ltd.	28,000	143,195
Wing Tai Holdings Ltd.	28,800	45,884
Yanlord Land Group Ltd.	42,000	38,643

		2,869,664

TOTAL COMMON STOCKS
(Cost: $22,124,128)		21,743,462

SHORT-TERM INVESTMENTS — 0.23%

MONEY MARKET FUNDS — 0.23%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[d,e,f]	41,492	41,492
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[d,e,f]	2,258	2,258
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	7,769	7,769

		51,519

TOTAL SHORT-TERM INVESTMENTS
(Cost: $51,519)		51,519

TOTAL INVESTMENTS IN SECURITIES — 99.73%
(Cost: $22,175,647)		21,794,981
Other Assets, Less Liabilities — 0.27%		58,057

NET ASSETS — 100.00%		$21,853,038

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EUROPE DEVELOPED REAL ESTATE ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 97.11%

AUSTRIA — 1.26%
CA Immobilien Anlagen AG	15,060	$286,702
conwert Immobilien Invest SE	12,680	182,495

		469,197
BELGIUM — 3.01%
Aedifica SA	1,800	125,413
Befimmo SA	3,480	253,323
Cofinimmo SA	3,520	431,157
Intervest Offices & Warehouses	1,340	41,804
Leasinvest Real Estate SCA	400	45,479
Warehouses De Pauw SCA	2,280	175,770
Wereldhave Belgium NV	400	51,020

		1,123,966
FINLAND — 1.48%
Citycon OYJ	47,620	178,274
Sponda OYJ	49,620	255,250
Technopolis OYJ	19,640	119,276

		552,800
FRANCE — 23.11%
Affine SA	1,120	23,403
ANF Immobilier	1,440	48,318
Fonciere des Regions	6,980	708,148
Gecina SA	3,800	511,345
Icade	6,700	682,806
Klepierre	20,220	926,450
Mercialys	8,560	196,786
Societe de la Tour Eiffel	1,160	83,605
Unibail-Rodamco SE	20,200	5,446,212

		8,627,073
GERMANY — 10.79%
Alstria Office REIT AG	14,060	193,877
Deutsche Annington Immobilien SEa	12,960	373,769
Deutsche EuroShop AG	9,500	456,944
Deutsche Wohnen AG Bearer	35,100	751,675
Deutsche Wohnen AG New[a]	24,280	508,348
DIC Asset AG	7,080	69,620
GAGFAH SAa	32,720	516,287
Hamborner REIT AG	9,460	103,622
LEG Immobilien AGa	10,100	673,319
Prime Office AGa	13,240	54,248
TAG Immobilien AG	25,620	325,146

		4,026,855

Security	Shares	Value

GREECE — 0.15%
Eurobank Properties Real Estate Investment Co.	4,880	$56,431

		56,431
ITALY — 0.54%
Beni Stabili SpA	171,060	152,627
Immobiliare Grande Distribuzione SpA	27,420	50,870

		203,497
NETHERLANDS — 4.76%
Corio NV	13,840	647,369
Eurocommercial Properties NV	8,600	394,576
Nieuwe Steen Investments NV	26,720	161,680
VastNed Retail NV	3,820	196,345
Wereldhave NV	4,500	377,925

		1,777,895
NORWAY — 0.37%
Norwegian Property ASA[a]	107,920	136,800

		136,800
SPAIN — 0.06%
Inmobiliaria Colonial SAa,b	25,040	23,262

		23,262
SWEDEN — 7.09%
Castellum AB	34,060	578,041
Dios Fastigheter AB	7,540	61,031
Fabege AB	27,460	384,075
Fastighets AB Balder Class Ba	18,680	238,627
Hemfosa Fastigheter ABa	8,160	133,978
Hufvudstaden AB Class A	22,980	334,991
Klovern AB	15,540	84,891
Kungsleden AB	28,100	228,529
Wallenstam AB Class B	20,720	337,973
Wihlborgs Fastigheter AB	13,760	263,929

		2,646,065
SWITZERLAND — 6.18%
Allreal Holding AG Registered	1,980	279,082
Mobimo Holding AG Registered	1,280	274,623
PSP Swiss Property AG Registered	8,260	792,743
Swiss Prime Site AG Registered	11,420	959,179

		2,305,627
UNITED KINGDOM — 38.31%
Big Yellow Group PLC	26,480	229,824
British Land Co. PLC	207,220	2,416,069
Capital & Counties Properties PLC	135,720	764,740

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® EUROPE DEVELOPED REAL ESTATE ETF

April 30, 2014

Security	Shares	Value

Daejan Holdings PLC	1,000	$78,940
Derwent London PLC	19,020	873,561
Development Securities PLC	24,980	102,497
Grainger PLC	85,260	307,367
Great Portland Estates PLC	71,240	754,233
Hammerson PLC	146,680	1,412,995
Hansteen Holdings PLC	132,840	230,812
Helical Bar PLC	20,420	125,163
Intu Properties PLC	180,695	890,929
Land Securities Group PLC	163,300	2,928,362
LondonMetric Property PLC	121,760	284,342
Primary Health Properties PLC	22,160	133,957
Quintain Estates and Development PLC[a]	93,560	160,350
Redefine International PLC	161,520	151,368
Safestore Holdings PLC	42,620	165,702
Schroder REIT Ltd.	98,020	88,549
SEGRO PLC	153,720	908,214
Shaftesbury PLC	52,440	585,742
St. Modwen Properties PLC	34,260	214,912
UNITE Group PLC	39,980	285,222
Workspace Group PLC	21,660	209,935

		14,303,785

TOTAL COMMON STOCKS
(Cost: $31,024,708)		36,253,253

INVESTMENT COMPANIES — 1.62%

UNITED KINGDOM — 1.62%
F&C Commercial Property Trust Ltd.	102,680	207,190
F&C UK Real Estate Investments Ltd.	43,620	60,765
Medicx Fund Ltd.	70,460	100,832
Picton Property Income Ltd.	78,900	82,267
Standard Life Investment Property Income Trust PLC	31,180	39,223
UK Commercial Property Trust Ltd.	84,620	115,808

		606,085

TOTAL INVESTMENT COMPANIES
(Cost: $533,065)		606,085

RIGHTS — 0.15%

SPAIN — 0.15%
Inmobiliaria Colonial SAa	25,040	57,287

		57,287

TOTAL RIGHTS
(Cost: $46,516)		57,287

Security	Shares	Value

SHORT-TERM INVESTMENTS — 0.09%

MONEY MARKET FUNDS — 0.09%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	23,046	$23,046
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	1,254	1,254
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	7,218	7,218

		31,518

TOTAL SHORT-TERM INVESTMENTS
(Cost: $31,518)		31,518

TOTAL INVESTMENTS IN SECURITIES — 98.97%
(Cost: $31,635,807)		36,948,143
Other Assets, Less Liabilities — 1.03%		383,362

NET ASSETS — 100.00%		$37,331,505

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INDUSTRIAL/OFFICE REAL ESTATE CAPPED ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.82%

DIVERSIFIED REITS — 16.20%
Chambers Street Properties	40,342	$314,264
Cousins Properties Inc.	30,615	356,053
Duke Realty Corp.	52,695	923,217
Empire State Realty Trust Inc. Class A	13,291	203,352
First Potomac Realty Trust	10,043	130,860
Gladstone Commercial Corp.	2,527	44,576
Liberty Property Trust[a]	24,494	918,525
PS Business Parks Inc.	3,412	292,647

		3,183,494
INDUSTRIAL REITS — 24.73%
DCT Industrial Trust Inc.	54,343	424,962
EastGroup Properties Inc.	5,604	354,453
First Industrial Realty Trust Inc.	18,953	348,167
Monmouth Real Estate Investment Corp. Class A	7,177	67,392
Prologis Inc.[a]	82,831	3,365,423
Rexford Industrial Realty Inc.	2,995	42,589
STAG Industrial Inc.	7,764	182,687
Terreno Realty Corp.	4,017	73,391

		4,859,064
OFFICE REITS — 58.89%
Alexandria Real Estate Equities Inc.	12,228	902,671
BioMed Realty Trust Inc.	33,050	690,745
Boston Properties Inc.	25,332	2,967,390
Brandywine Realty Trust	27,041	393,446
Columbia Property Trust Inc.	21,384	606,023
CommonWealth REIT	20,463	519,965
Corporate Office Properties Trust	14,176	379,208
Douglas Emmett Inc.	23,064	636,566
Franklin Street Properties Corp.[a]	14,903	181,518
Government Properties Income Trust	7,959	202,557
Highwoods Properties Inc.[a]	15,671	632,325
Hudson Pacific Properties Inc.	9,483	223,325
Kilroy Realty Corp.	14,180	844,703
Mack-Cali Realty Corp.	14,821	301,904
Parkway Properties Inc.[a]	12,034	226,961
Piedmont Office Realty Trust Inc. Class A	26,663	469,535
SL Green Realty Corp.[a]	13,280	1,390,549

		11,569,391

TOTAL COMMON STOCKS
(Cost: $16,705,215)		19,611,949

Security	Shares	Value

SHORT-TERM INVESTMENTS — 9.74%

MONEY MARKET FUNDS — 9.74%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[b,c,d]	1,781,952	$1,781,952
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[b,c,d]	96,976	96,976
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	33,549	33,549

		1,912,477

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,912,477)		1,912,477

TOTAL INVESTMENTS IN SECURITIES — 109.56%
(Cost: $18,617,692)		21,524,426
Other Assets, Less Liabilities — (9.56)%		(1,877,617)

NET ASSETS — 100.00%		$19,646,809

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 98.72%

AUSTRALIA — 13.33%
Australand Property Group	618,955	$2,454,547
BGP Holdings PLC[a,b]	6,603,392	92
BWP Trust	637,812	1,477,411
CFS Retail Property Trust Group	2,830,968	5,272,295
Charter Hall Retail REIT	420,336	1,503,324
Cromwell Group	1,933,092	1,773,195
Dexus Property Group	7,748,244	8,148,316
Federation Centres	1,921,500	4,433,109
Goodman Group	2,303,784	10,630,160
GPT Group	2,115,036	7,681,968
Investa Office Fund	803,880	2,487,748
Mirvac Group	4,923,072	7,982,573
Stockland Corp. Ltd.	3,095,820	11,158,196
Westfield Group	2,590,812	26,285,649
Westfield Retail Trust	4,104,576	12,131,868

		103,420,451
AUSTRIA — 0.40%
CA Immobilien Anlagen AG	98,280	1,870,988
conwert Immobilien Invest SE	83,412	1,200,497

		3,071,485
BELGIUM — 0.93%
Aedifica SA	11,844	825,220
Befimmo SA	22,176	1,614,276
Cofinimmo SA	22,680	2,778,022
Intervest Offices & Warehouses	8,316	259,437
Leasinvest Real Estate SCA	2,520	286,516
Warehouses De Pauw SCA	14,616	1,126,779
Wereldhave Belgium NV	2,520	321,423

		7,211,673
CANADA — 7.16%
Allied Properties Real Estate Investment Trust	90,972	2,835,803
Artis Real Estate Investment Trust	168,084	2,445,944
Boardwalk Real Estate Investment Trust	53,172	2,993,272
Calloway Real Estate Investment Trust	137,340	3,351,374
Canadian Apartment Properties Real Estate Investment Trust	149,436	2,863,583
Canadian Real Estate Investment Trust	89,460	3,682,904
Chartwell Retirement Residences	232,092	2,205,768

Security	Shares	Value

Cominar Real Estate Investment Trust	170,352	$2,949,281
Crombie Real Estate Investment Trust	97,272	1,192,135
Dundee International Real Estate Investment Trust	126,756	1,081,084
Dundee Real Estate Investment Trust	139,608	3,673,861
Extendicare Inc.	114,912	705,733
First Capital Realty Inc.	108,360	1,772,347
Granite Real Estate Investment Trust	61,992	2,384,894
H&R Real Estate Investment Trust	359,856	7,567,977
InnVest Real Estate Investment Trust	114,408	552,519
Killam Properties Inc.	69,048	657,480
Morguard Real Estate Investment Trust	46,620	714,094
Northern Property REIT Real Estate Investment Trust	42,336	1,079,376
Pure Industrial Real Estate Trust	195,804	877,813
RioCan Real Estate Investment Trust	402,948	9,997,972

		55,585,214
FINLAND — 0.47%
Citycon OYJ	309,708	1,159,448
Sponda OYJ	324,576	1,669,650
Technopolis OYJ	130,788	794,287

		3,623,385
FRANCE — 7.18%
Affine SA	7,308	152,703
ANF Immobilier	8,316	279,039
Fonciere des Regions	45,108	4,576,378
Gecina SA	24,696	3,323,207
Icade	43,092	4,391,564
Klepierre	131,544	6,027,151
Mercialys	54,936	1,262,923
Societe de la Tour Eiffel	7,812	563,033
Unibail-Rodamco SE	130,284	35,126,451

		55,702,449
GERMANY — 3.34%
Alstria Office REIT AG	89,712	1,237,059
Deutsche Annington Immobilien SEa	82,404	2,376,550
Deutsche EuroShop AG	61,488	2,957,535
Deutsche Wohnen AG Bearer	221,004	4,732,856

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

April 30, 2014

Security	Shares	Value

Deutsche Wohnen AG New[a]	163,800	$3,429,463
DIC Asset AG	44,856	441,087
GAGFAH SAa	210,924	3,328,155
Hamborner REIT AG	56,700	621,077
LEG Immobilien AGa	65,268	4,351,109
Prime Office AGa	87,192	357,248
TAG Immobilien AG	166,068	2,107,583

		25,939,722
HONG KONG — 15.71%
Agile Property Holdings Ltd.	2,016,000	1,635,610
Champion REIT	3,276,000	1,542,323
Country Garden Holdings Co. Ltd.	6,048,459	2,426,296
Hang Lung Properties Ltd.	3,024,000	8,990,655
Henderson Land Development Co. Ltd.[c]	1,260,400	7,510,848
Hongkong Land Holdings Ltd.	1,512,000	10,584,000
Hysan Development Co. Ltd.[c]	1,008,000	4,310,054
Kerry Properties Ltd.	882,000	2,895,309
Link REIT (The)	3,150,000	15,662,950
New World China Land Ltd.[c]	3,528,200	2,926,192
New World Development Co. Ltd.	6,685,333	6,898,452
Shimao Property Holdings Ltd.[c]	1,764,000	3,481,197
Shui On Land Ltd.	4,536,066	1,199,422
Sino Land Co. Ltd.	4,032,800	6,033,972
SOHO China Ltd.	2,016,297	1,604,643
Sun Hung Kai Properties Ltd.	2,016,000	25,392,262
Swire Properties Ltd.[c]	1,562,400	4,695,553
Wharf (Holdings) Ltd. (The)	2,016,900	14,113,110

		121,902,848
ISRAEL — 0.22%
Azrieli Group Ltd.	49,644	1,679,517

		1,679,517
ITALY — 0.15%
Beni Stabili SpA	1,006,488	898,033
Immobiliare Grande Distribuzione SpA	159,768	296,402

		1,194,435
JAPAN — 23.96%
Activia Properties Inc.	252	2,114,185
Advance Residence Investment Corp.	1,764	3,994,256
AEON Mall Co. Ltd.	126,000	3,002,291
Daiwahouse Residential Investment Corp.	504	2,089,515

Security	Shares	Value

Frontier Real Estate Investment Corp.	756	$3,922,467
GLP J-REIT	2,268	2,240,247
Hulic Co. Ltd.	403,200	4,851,031
Industrial & Infrastructure Fund Investment Corp.	252	2,111,718
Japan Excellent Inc.	1,512	2,007,119
Japan Logistics Fund Inc.	1,008	2,273,551
Japan Prime Realty Investment Corp.	1,008	3,547,489
Japan Real Estate Investment Corp.	1,512	8,007,753
Japan Retail Fund Investment Corp.	3,024	6,080,564
Kenedix Realty Investment Corp.	504	2,516,300
Mitsubishi Estate Co. Ltd.	1,682,000	38,102,281
Mitsui Fudosan Co. Ltd.	1,114,000	32,945,609
Mori Hills REIT Investment Corp.	1,512	2,018,960
MORI TRUST Sogo REIT Inc.	1,260	1,889,692
Nippon Accommodations Fund Inc.	504	1,776,211
Nippon Building Fund Inc.	1,764	9,774,097
Nippon Prologis REIT Inc.	1,764	3,733,498
Nomura Real Estate Holdings Inc.	151,200	2,821,216
Nomura Real Estate Master Fund Inc.	2,268	2,371,242
Nomura Real Estate Office Fund Inc.	504	2,180,793
NTT Urban Development Corp.	151,200	1,329,198
ORIX JREIT Inc.	2,613	3,325,404
Premier Investment Corp.	252	973,216
Sumitomo Realty & Development Co. Ltd.	574,000	22,251,982
Tokyo Tatemono Co. Ltd.	504,000	4,016,211
TOKYU REIT Inc.	1,260	1,610,925
Top REIT Inc.	252	1,094,097
United Urban Investment Corp.	3,276	4,938,855

		185,911,973
NETHERLANDS — 1.48%
Corio NV	89,712	4,196,300
Eurocommercial Properties NV	55,188	2,532,076
Nieuwe Steen Investments NV	174,384	1,055,180
VastNed Retail NV	24,948	1,282,311
Wereldhave NV	28,728	2,412,672

		11,478,539
NEW ZEALAND — 0.17%
Kiwi Income Property Trust	1,372,392	1,355,875

		1,355,875

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

April 30, 2014

Security	Shares	Value

NORWAY — 0.12%
Norwegian Property ASA[a]	723,744	$917,424

		917,424
SINGAPORE — 8.03%
Ascendas REIT	2,520,402	4,597,698
CapitaCommercial Trust	2,520,000	3,211,853
CapitaLand Ltd.	3,528,000	8,993,189
CapitaMall Trust Management Ltd.	3,528,400	5,607,327
CapitaMalls Asia Ltd.[c]	1,666,000	2,932,935
CDL Hospitality Trusts	756,000	1,080,990
City Developments Ltd.	756,000	6,522,070
Fortune REIT[c]	1,652,000	1,297,675
Fortune REIT	112,000	88,700
Global Logistic Properties Ltd.	4,032,000	9,153,782
Keppel Land Ltd.	1,008,000	2,778,253
Keppel REIT Management Ltd.	2,016,000	1,943,171
Mapletree Commercial Trust	1,764,000	1,777,560
Mapletree Industrial Trust[c]	1,512,800	1,735,319
Mapletree Logistics Trust	2,016,210	1,766,703
Suntec REIT	3,276,000	4,475,517
UOL Group Ltd.	504,000	2,577,512
Wing Tai Holdings Ltd.	504,000	802,963
Yanlord Land Group Ltd.[c]	1,008,000	927,423

		62,270,640
SPAIN — 0.02%
Inmobiliaria Colonial SAa,c	185,080	171,937

		171,937
SWEDEN — 2.20%
Castellum AB	221,004	3,750,716
Dios Fastigheter AB	50,148	405,915
Fabege AB	175,392	2,453,157
Fastighets AB Balder Class Ba,c	122,724	1,567,735
Hemfosa Fastigheter ABa	51,912	852,335
Hufvudstaden AB Class A	145,152	2,115,951
Klovern AB	104,328	569,915
Kungsleden AB	184,464	1,500,191
Wallenstam AB Class B	130,284	2,125,119
Wihlborgs Fastigheter AB	88,956	1,706,256

		17,047,290
SWITZERLAND — 1.90%
Allreal Holding AG Registered	12,600	1,775,978
Mobimo Holding AG Registered	8,064	1,730,126
PSP Swiss Property AG Registered	52,920	5,078,926
Swiss Prime Site AG Registered	73,332	6,159,238

		14,744,268

Security	Shares	Value

UNITED KINGDOM — 11.95%
Big Yellow Group PLC	172,116	$1,493,820
British Land Co. PLC	1,340,892	15,634,049
Capital & Counties Properties PLC	880,236	4,959,859
Daejan Holdings PLC	6,804	537,106
Derwent London PLC	122,976	5,648,111
Development Securities PLC	166,068	681,406
Grainger PLC	559,188	2,015,903
Great Portland Estates PLC	461,916	4,890,402
Hammerson PLC	952,812	9,178,609
Hansteen Holdings PLC	862,596	1,498,776
Helical Bar PLC	135,072	827,915
Intu Properties PLC	1,168,113	5,759,459
Land Securities Group PLC	1,055,880	18,934,467
LondonMetric Property PLC	779,184	1,819,601
Primary Health Properties PLC	128,520	776,905
Quintain Estates and Development PLC[a]	605,556	1,037,849
Redefine International PLC	1,074,780	1,007,225
Safestore Holdings PLC	275,688	1,071,844
Schroder REIT Ltd.	626,472	565,939
SEGRO PLC	1,003,464	5,928,704
Shaftesbury PLC	336,168	3,754,916
St. Modwen Properties PLC	221,508	1,389,512
UNITE Group PLC	268,128	1,912,859
Workspace Group PLC	140,112	1,358,005

		92,683,241

TOTAL COMMON STOCKS
(Cost: $735,655,262)		765,912,366

INVESTMENT COMPANIES — 0.47%

UNITED KINGDOM — 0.47%
F&C Commercial Property Trust Ltd.	647,388	1,306,311
F&C UK Real Estate Investments Ltd.	251,244	349,996
Medicx Fund Ltd.	425,124	608,372
Picton Property Income Ltd.	473,256	493,455
Standard Life Investment Property Income Trust PLC	189,252	238,073
UK Commercial Property Trust Ltd.	501,480	686,311

		3,682,518

TOTAL INVESTMENT COMPANIES
(Cost: $3,089,340)		3,682,518

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

April 30, 2014

Security	Shares	Value

RIGHTS — 0.05%

SPAIN — 0.05%
Inmobiliaria Colonial SAa	154,700	$353,924

		353,924

TOTAL RIGHTS
(Cost: $286,665)		353,924

SHORT-TERM INVESTMENTS — 0.65%

MONEY MARKET FUNDS — 0.65%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[d,e,f]	3,962,844	3,962,844
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[d,e,f]	215,662	215,662
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	844,000	844,000

		5,022,506

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,022,506)		5,022,506

TOTAL INVESTMENTS IN SECURITIES — 99.89%
(Cost: $744,053,773)		774,971,314
Other Assets, Less Liabilities — 0.11%		849,077

NET ASSETS — 100.00%		$775,820,391

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® MORTGAGE REAL ESTATE CAPPED ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.95%

DIVERSIFIED REITS — 1.12%
RAIT Financial Trust[a]	1,659,195	$13,572,215

		13,572,215
MORTGAGE REITS — 98.83%
AG Mortgage Investment Trust Inc.	564,368	9,983,670
Altisource Residential Corp.	1,107,968	31,156,060
American Capital Agency Corp.	6,029,563	136,931,376
American Capital Mortgage Investment Corp.	1,112,937	22,036,153
Annaly Capital Management Inc.	16,030,272	185,149,642
Anworth Mortgage Asset Corp.	2,851,158	15,396,253
Apollo Commercial Real Estate Finance Inc.	800,075	13,609,276
Apollo Residential Mortgage Inc.	663,450	10,714,717
Arbor Realty Trust Inc.[a]	842,479	5,905,778
Ares Commercial Real Estate Corp.	546,473	6,972,995
ARMOUR Residential REIT Inc.	7,331,583	31,085,912
Capstead Mortgage Corp.[a]	1,659,384	21,206,928
Chimera Investment Corp.	17,270,979	53,367,325
Colony Financial Inc.	1,820,413	39,593,983
CYS Investments Inc.	3,340,069	28,724,593
Dynex Capital Inc.	1,151,957	9,883,791
Ellington Residential Mortgage REIT	152,406	2,490,314
Hannon Armstrong Sustainable Infrastructure Capital Inc.	299,425	3,958,398
Hatteras Financial Corp.	2,043,812	39,997,401
Invesco Mortgage Capital Inc.	2,561,921	42,707,223
iStar Financial Inc.[a,b]	1,745,626	25,940,002
Javelin Mortgage Investment Corp.[a]	276,451	3,651,918
MFA Financial Inc.	7,124,621	56,498,245
New Residential Investment Corp.	5,253,996	32,049,376
New York Mortgage Trust Inc.[a]	1,858,125	13,694,381
Newcastle Investment Corp.	6,946,097	31,187,976
NorthStar Realty Finance Corp.	5,522,848	88,476,025
PennyMac Mortgage Investment Trust[c]	1,226,313	28,744,777
Redwood Trust Inc.[a]	1,403,405	30,594,229
Resource Capital Corp.[a]	2,567,609	14,121,849
Starwood Property Trust Inc.	3,702,609	89,047,746
Two Harbors Investment Corp.	5,988,085	62,156,322

Security	Shares	Value

Western Asset Mortgage Capital Corp.	825,039	$12,185,826
ZAIS Financial Corp.	136,376	2,248,840

		1,201,469,300

TOTAL COMMON STOCKS
(Cost: $1,280,108,386)		1,215,041,515

SHORT-TERM INVESTMENTS — 5.02%

MONEY MARKET FUNDS — 5.02%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	56,279,113	56,279,113
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	3,062,765	3,062,765
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,741,420	1,741,420

		61,083,298

TOTAL SHORT-TERM INVESTMENTS
(Cost: $61,083,298)		61,083,298

TOTAL INVESTMENTS IN SECURITIES — 104.97%
(Cost: $1,341,191,684)		1,276,124,813
Other Assets, Less Liabilities — (4.97)%		(60,465,591)

NET ASSETS — 100.00%		$1,215,659,222

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® NORTH AMERICA REAL ESTATE ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.84%

CANADA — 6.85%
Allied Properties Real Estate Investment Trust	3,212	$100,125
Artis Real Estate Investment Trust	5,907	85,958
Boardwalk Real Estate Investment Trust	1,870	105,270
Calloway Real Estate Investment Trust	4,807	117,301
Canadian Apartment Properties Real Estate Investment Trust	5,181	99,281
Canadian Real Estate Investment Trust	3,201	131,779
Chartwell Retirement Residences	8,107	77,048
Cominar Real Estate Investment Trust	6,006	103,981
Crombie Real Estate Investment Trust	3,487	42,736
Dundee International Real Estate Investment Trust	4,554	38,840
Dundee Real Estate Investment Trust	4,917	129,394
Extendicare Inc.	4,136	25,401
First Capital Realty Inc.	3,861	63,151
Granite Real Estate Investment Trust	2,222	85,483
H&R Real Estate Investment Trust	12,639	265,805
InnVest Real Estate Investment Trust	4,136	19,974
Killam Properties Inc.	2,453	23,358
Morguard Real Estate Investment Trust	1,650	25,274
Northern Property REIT Real Estate Investment Trust	1,485	37,861
Pure Industrial Real Estate Trust	7,172	32,153
RioCan Real Estate Investment Trust	14,179	351,810

		1,961,983
UNITED STATES — 92.99%
Acadia Realty Trust	2,585	70,131
Agree Realty Corp.	682	20,371
Alexander’s Inc.	99	34,230
Alexandria Real Estate Equities Inc.	3,377	249,290
American Assets Trust Inc.	1,635	55,508
American Campus Communities Inc.	4,950	189,090
American Homes 4 Rent Class A	6,292	100,987
American Realty Capital Properties Inc.	35,541	465,232
Apartment Investment and Management Co. Class A	6,886	212,295
Ashford Hospitality Trust Inc.	2,959	30,359
Associated Estates Realty Corp.	2,706	45,407
AvalonBay Communities Inc.	6,105	833,638

Security	Shares	Value

BioMed Realty Trust Inc.[a]	9,097	$190,127
Boston Properties Inc.	7,161	838,840
Brandywine Realty Trust	7,392	107,554
Brixmor Property Group Inc.	1,970	43,261
Camden Property Trust	4,015	274,987
Campus Crest Communities Inc.	3,080	26,519
CBL & Associates Properties Inc.[a]	8,052	146,305
Cedar Realty Trust Inc.	3,685	22,810
Chambers Street Properties	11,121	86,633
Chesapeake Lodging Trust	2,332	62,941
CommonWealth REIT	5,599	142,271
Corporate Office Properties Trust	3,894	104,164
Cousins Properties Inc.	8,316	96,715
CubeSmart	6,600	122,760
DCT Industrial Trust Inc.	14,916	116,643
DDR Corp.	14,443	247,986
DiamondRock Hospitality Co.	9,185	112,700
Digital Realty Trust Inc.[a]	6,061	323,657
Douglas Emmett Inc.	6,270	173,052
Duke Realty Corp.	15,367	269,230
DuPont Fabros Technology Inc.	3,124	75,695
EastGroup Properties Inc.	1,463	92,535
Education Realty Trust Inc.	5,478	55,876
Empire State Realty Trust Inc. Class A	3,542	54,193
EPR Properties	2,508	134,454
Equity Lifestyle Properties, Inc.	3,553	148,764
Equity One Inc.	2,783	62,701
Equity Residential	16,841	1,001,029
Essex Property Trust Inc.	2,904	503,147
Excel Trust Inc.	2,167	27,348
Extra Space Storage Inc.	5,137	268,819
Federal Realty Investment Trust	3,157	371,074
FelCor Lodging Trust Inc.	5,852	54,014
First Industrial Realty Trust Inc.	5,225	95,983
First Potomac Realty Trust[a]	2,717	35,402
Forest City Enterprises Inc. Class Ab	7,073	133,750
Franklin Street Properties Corp.	4,202	51,180
General Growth Properties Inc.	23,815	547,031
Getty Realty Corp.	1,188	22,477
Glimcher Realty Trust	6,809	69,384
Government Properties Income Trust	2,556	65,050
HCP Inc.	21,373	894,674
Health Care REIT Inc.[a]	13,695	864,018
Healthcare Realty Trust Inc.	4,510	113,426

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® NORTH AMERICA REAL ESTATE ETF

April 30, 2014

Security	Shares	Value

Healthcare Trust of America Inc. Class A	11,135	$130,168
Hersha Hospitality Trust	8,063	46,846
Highwoods Properties Inc.[a]	4,257	171,770
Home Properties Inc.[a]	2,695	166,012
Hospitality Properties Trust	7,073	212,544
Host Hotels & Resorts Inc.	35,222	755,512
Hudson Pacific Properties Inc.	2,585	60,877
Inland Real Estate Corp.	4,081	42,646
Investors Real Estate Trust	4,939	43,068
Kilroy Realty Corp.	3,894	231,966
Kimco Realty Corp.	19,173	439,445
Kite Realty Group Trust	6,006	37,237
LaSalle Hotel Properties	4,884	161,563
Lexington Realty Trust	10,750	115,670
Liberty Property Trust	6,897	258,637
LTC Properties Inc.	1,650	63,739
Macerich Co. (The)	6,633	430,548
Mack-Cali Realty Corp.	4,169	84,923
Medical Properties Trust Inc.	7,601	102,613
Mid-America Apartment Communities Inc.	3,520	245,168
National Health Investors Inc.	1,364	84,145
National Retail Properties Inc.[a]	5,731	195,599
Omega Healthcare Investors Inc.[a]	5,874	204,298
Parkway Properties Inc.	3,311	62,445
Pebblebrook Hotel Trust	3,047	104,939
Pennsylvania Real Estate Investment Trust	3,069	50,792
Piedmont Office Realty Trust Inc. Class A	7,282	128,236
Post Properties Inc.	2,574	129,241
Prologis Inc.	23,529	955,983
PS Business Parks Inc.	935	80,195
Public Storage	6,754	1,185,395
Ramco-Gershenson Properties Trust	3,135	51,665
Realty Income Corp.[a]	9,812	426,331
Regency Centers Corp.	4,334	227,232
Retail Opportunity Investments Corp.	3,355	52,472
Retail Properties of America Inc. Class A	11,169	159,940
RLJ Lodging Trust	5,764	153,726
Rouse Properties Inc.	1,738	29,181
Sabra Healthcare REIT Inc.	1,804	54,066
Saul Centers Inc.	616	28,268

Security	Shares	Value

Select Income REIT	1,309	$40,291
Senior Housing Properties Trust	8,888	208,601
Silver Bay Realty Trust Corp.	1,760	26,365
Simon Property Group Inc.	14,850	2,572,020
SL Green Realty Corp.	4,457	466,692
Sovran Self Storage Inc.	1,518	115,216
Spirit Realty Capital Inc.	16,808	181,022
STAG Industrial Inc.	2,079	48,919
Strategic Hotels & Resorts Inc.[b]	7,887	85,101
Sun Communities Inc.	1,826	83,211
Sunstone Hotel Investors Inc.	8,602	123,095
Tanger Factory Outlet Centers Inc.	4,444	158,562
Taubman Centers Inc.	3,003	218,738
UDR Inc.	11,836	306,079
Universal Health Realty Income Trust	575	24,397
Urstadt Biddle Properties Inc. Class A	1,098	22,410
Ventas Inc.	13,904	918,776
Vornado Realty Trust	7,920	812,592
Washington Real Estate Investment Trust	3,135	76,682
Weingarten Realty Investors	5,148	160,618
Winthrop Realty Trust	1,551	21,559
WP Carey Inc.	3,971	244,137

		26,637,901

TOTAL COMMON STOCKS
(Cost: $26,769,776)		28,599,884

SHORT-TERM INVESTMENTS — 6.96%

MONEY MARKET FUNDS — 6.96%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	1,874,700	1,874,700
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	102,024	102,024
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	18,543	18,543

		1,995,267

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,995,267)		1,995,267

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NORTH AMERICA REAL ESTATE ETF

April 30, 2014

Value

TOTAL INVESTMENTS IN SECURITIES — 106.80%
(Cost: $28,765,043)	$30,595,151
Other Assets, Less Liabilities — (6.80)%	(1,949,056)

NET ASSETS — 100.00%	$28,646,095

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® REAL ESTATE 50 ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.88%

DIVERSIFIED REITS — 7.94%
American Realty Capital Properties Inc.	110,863	$1,451,197
Duke Realty Corp.	47,884	838,928
Liberty Property Trust	21,514	806,775
Vornado Realty Trust	24,684	2,532,578
WP Carey Inc.	12,403	762,536

		6,392,014
HEALTH CARE REITS — 11.18%
HCP Inc.	66,728	2,793,234
Health Care REIT Inc.[a]	42,725	2,695,520
Senior Housing Properties Trust	27,619	648,218
Ventas Inc.	43,352	2,864,700

		9,001,672
HOTEL & RESORT REITS — 3.74%
Hospitality Properties Trust	21,972	660,258
Host Hotels & Resorts Inc.	109,727	2,353,644

		3,013,902
INDUSTRIAL REITS — 3.70%
Prologis Inc.	73,409	2,982,608

		2,982,608
MORTGAGE REITS — 6.07%
American Capital Agency Corp.	52,427	1,190,617
Annaly Capital Management Inc.	139,627	1,612,692
NorthStar Realty Finance Corp.	48,118	770,850
Starwood Property Trust Inc.	32,174	773,785
Two Harbors Investment Corp.	51,742	537,082

		4,885,026
OFFICE REITS — 8.91%
Alexandria Real Estate Equities Inc.	10,525	776,956
BioMed Realty Trust Inc.	28,350	592,515
Boston Properties Inc.	22,343	2,617,259
Digital Realty Trust Inc.[a]	18,906	1,009,580
Kilroy Realty Corp.	12,125	722,286
SL Green Realty Corp.	13,932	1,458,820

		7,177,416
RESIDENTIAL REITS — 13.80%
American Campus Communities Inc.[a]	15,434	589,579
Apartment Investment and Management Co. Class A	21,457	661,519
AvalonBay Communities Inc.	19,062	2,602,916
Camden Property Trust	12,497	855,920
Equity Residential	52,511	3,121,254
Essex Property Trust Inc.	9,051	1,568,176

Security	Shares	Value

Mid-America Apartment Communities Inc.[a]	10,972	$764,200
UDR Inc.	36,844	952,786

		11,116,350
RETAIL REITS — 22.77%
Brixmor Property Group Inc.	6,110	134,176
DDR Corp.[a]	44,994	772,547
Federal Realty Investment Trust	9,836	1,156,123
General Growth Properties Inc.	74,240	1,705,293
Kimco Realty Corp.	59,837	1,371,464
Macerich Co. (The)	20,722	1,345,065
National Retail Properties Inc.[a]	17,872	609,971
Realty Income Corp.[a]	30,552	1,327,484
Regency Centers Corp.	13,503	707,962
Simon Property Group Inc.	46,304	8,019,853
Taubman Centers Inc.	9,352	681,200
Weingarten Realty Investors	16,053	500,854

		18,331,992
SPECIALIZED REITS — 21.77%
American Tower Corp.	58,441	4,880,992
Crown Castle International Corp.	49,223	3,579,989
Extra Space Storage Inc.	16,039	839,321
Plum Creek Timber Co. Inc.	26,042	1,135,431
Public Storage	21,062	3,696,592
Rayonier Inc.	18,581	838,003
Weyerhaeuser Co.	85,792	2,560,891

		17,531,219

TOTAL COMMON STOCKS
(Cost: $72,117,290)		80,432,199

SHORT-TERM INVESTMENTS — 7.02%

MONEY MARKET FUNDS — 7.02%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[b,c,d]	5,278,580	5,278,580
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[b,c,d]	287,266	287,266
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	89,302	89,302

		5,655,148

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,655,148)		5,655,148

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® REAL ESTATE 50 ETF

April 30, 2014

Value

TOTAL INVESTMENTS IN SECURITIES — 106.90%
(Cost: $77,772,438)	$86,087,347
Other Assets, Less Liabilities — (6.90)%	(5,560,815)

NET ASSETS — 100.00%	$80,526,532

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® RESIDENTIAL REAL ESTATE CAPPED ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.78%

HEALTH CARE REITS — 38.29%
Aviv REIT Inc.	56,820	$1,499,480
HCP Inc.	524,611	21,960,216
Health Care REIT Inc.[a]	335,897	21,191,742
Healthcare Realty Trust Inc.[a]	148,895	3,744,709
Healthcare Trust of America Inc. Class A	367,966	4,301,523
LTC Properties Inc.	53,991	2,085,672
Medical Properties Trust Inc.	250,971	3,388,109
National Health Investors Inc.[a]	45,181	2,787,216
Omega Healthcare Investors Inc.[a]	192,929	6,710,071
Physicians Realty Trust	31,010	425,457
Sabra Healthcare REIT Inc.	58,859	1,764,004
Senior Housing Properties Trust[a]	292,056	6,854,554
Universal Health Realty Income Trust	19,148	812,450
Ventas Inc.	340,830	22,522,046

		100,047,249
RESIDENTIAL REITS — 44.00%
American Campus Communities Inc.[a]	162,502	6,207,576
Apartment Investment and Management Co. Class A	226,037	6,968,721
Associated Estates Realty Corp.[a]	89,354	1,499,360
AvalonBay Communities Inc.	87,165	11,902,381
Camden Property Trust	131,751	9,023,626
Campus Crest Communities Inc.	100,418	864,599
Education Realty Trust Inc.	178,579	1,821,506
Equity Lifestyle Properties, Inc.	116,772	4,889,244
Equity Residential	412,832	24,538,734
Essex Property Trust Inc.	95,338	16,518,262
Home Properties Inc.[a]	88,284	5,438,294
Mid-America Apartment Communities Inc.[a]	115,633	8,053,838
Post Properties Inc.	84,176	4,226,477
Sun Communities Inc.	60,202	2,743,405
UDR Inc.[a]	388,559	10,048,136
UMH Properties Inc.	24,269	239,050

		114,983,209
SPECIALIZED REITS — 17.49%
CubeSmart[a]	216,091	4,019,293
Extra Space Storage Inc.	169,050	8,846,386
Public Storage	165,584	29,061,648

Security	Shares	Value
Sovran Self Storage Inc.[a]	49,727	$3,774,279

		45,701,606

TOTAL COMMON STOCKS (Cost: $242,822,131)		260,732,064

SHORT-TERM INVESTMENTS — 10.06%

MONEY MARKET FUNDS — 10.06%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[b,c,d]	24,541,975	24,541,975
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[b,c,d]	1,335,599	1,335,599
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	394,133	394,133

		26,271,707

TOTAL SHORT-TERM INVESTMENTS (Cost: $26,271,707)		26,271,707

TOTAL INVESTMENTS IN SECURITIES — 109.84% (Cost: $269,093,838)		287,003,771
Other Assets, Less Liabilities — (9.84)%		(25,707,784)

NET ASSETS — 100.00%		$261,295,987

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® RETAIL REAL ESTATE CAPPED ETF

April 30, 2014

Security	Shares	Value

COMMON STOCKS — 99.81%

DIVERSIFIED REITS — 8.85%
American Realty Capital Properties Inc.	47,407	$620,557
Spirit Realty Capital Inc.	37,684	405,857

		1,026,414
RETAIL REITS — 90.96%
Acadia Realty Trust	5,843	158,521
Agree Realty Corp.	1,516	45,283
Alexander’s Inc.	216	74,684
Brixmor Property Group Inc.	4,389	96,382
CBL & Associates Properties Inc.[a]	18,019	327,405
Cedar Realty Trust Inc.	8,404	52,021
DDR Corp.	30,643	526,140
Equity One Inc.	6,280	141,488
Excel Trust Inc.	4,827	60,917
Federal Realty Investment Trust	4,539	533,514
General Growth Properties Inc.	31,753	729,366
Getty Realty Corp.	2,660	50,327
Glimcher Realty Trust	15,388	156,804
Inland Real Estate Corp.	9,078	94,865
Kimco Realty Corp.	25,585	586,408
Kite Realty Group Trust	13,734	85,151
Macerich Co. (The)	8,305	539,077
National Retail Properties Inc.[a]	12,851	438,605
Pennsylvania Real Estate Investment Trust	6,943	114,907
Ramco-Gershenson Properties Trust	6,993	115,245
Realty Income Corp.[a]	13,087	568,630
Regency Centers Corp.	9,714	509,305
Retail Opportunity Investments Corp.	7,625	119,255
Retail Properties of America Inc. Class A	25,078	359,117
Rouse Properties Inc.[a]	3,861	64,826
Saul Centers Inc.	1,380	63,328
Simon Property Group Inc.	15,469	2,679,231
Tanger Factory Outlet Centers Inc.	9,956	355,230
Taubman Centers Inc.	6,752	491,816
Urstadt Biddle Properties Inc. Class A	2,295	46,841
Weingarten Realty Investors	11,533	359,830

		10,544,519

TOTAL COMMON STOCKS
(Cost: $10,889,770)		11,570,933

Security	Shares	Value

SHORT-TERM INVESTMENTS — 10.72%

MONEY MARKET FUNDS — 10.72%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[b,c,d]	1,163,799	$1,163,799
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[b,c,d]	63,335	63,335
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	15,684	15,684

		1,242,818

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,242,818)		1,242,818

TOTAL INVESTMENTS IN SECURITIES — 110.53%
(Cost: $12,132,588)		12,813,751
Other Assets, Less Liabilities — (10.53)%		(1,221,340)

NET ASSETS — 100.00%		$11,592,411

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2014

	iShares Asia Developed Real Estate ETF	iShares Europe Developed Real Estate ETF	iShares Industrial/Office Real Estate Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$22,124,128	$31,604,289	$16,705,215
Affiliated (Note 2)	51,519	31,518	1,912,477

Total cost of investments	$22,175,647	$31,635,807	$18,617,692

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$21,743,462	$36,916,625	$19,611,949
Affiliated (Note 2)	51,519	31,518	1,912,477

Total fair value of investments	21,794,981	36,948,143	21,524,426
Foreign currency, at value[b]	31,611	304,679	—
Receivables:
Investment securities sold	3,043	—	—
Dividends and interest	102,896	168,081	9,182

Total Assets	21,932,531	37,420,903	21,533,608

LIABILITIES
Payables:
Investment securities purchased	26,802	50,656	—
Collateral for securities on loan (Note 1)	43,750	24,300	1,878,928
Investment advisory fees (Note 2)	8,941	14,442	7,871

Total Liabilities	79,493	89,398	1,886,799

NET ASSETS	$21,853,038	$37,331,505	$19,646,809

Net assets consist of:
Paid-in capital	$28,182,890	$34,442,245	$18,157,237
Undistributed (distributions in excess of) net investment income	(363,860)	85,954	—
Accumulated net realized loss	(5,585,211)	(2,511,534)	(1,417,162)
Net unrealized appreciation (depreciation)	(380,781)	5,314,840	2,906,734

NET ASSETS	$21,853,038	$37,331,505	$19,646,809

Shares outstanding[c]	700,000	1,000,000	600,000

Net asset value per share	$31.22	$37.33	$32.74

[a]	Securities on loan with values of $41,036, $22,574 and $1,841,652, respectively. See Note 1.
[b]	Cost of foreign currency: $31,658, $303,960 and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2014

	iShares International Developed Real Estate ETF	iShares Mortgage Real Estate Capped ETF	iShares North America Real Estate ETF

ASSETS
Investments, at cost:
Unaffiliated	$739,031,267	$1,253,724,402	$26,769,776
Affiliated (Note 2)	5,022,506	87,467,282	1,995,267

Total cost of investments	$744,053,773	$1,341,191,684	$28,765,043

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$769,948,808	$1,186,296,738	$28,599,884
Affiliated (Note 2)	5,022,506	89,828,075	1,995,267

Total fair value of investments	774,971,314	1,276,124,813	30,595,151
Foreign currency, at value[b]	2,425,733	—	10,375
Receivables:
Investment securities sold	58,121	—	—
Due from custodian (Note 4)	8,556,229	—	—
Dividends and interest	3,341,311	46,617	28,381

Total Assets	789,352,708	1,276,171,430	30,633,907

LIABILITIES
Payables:
Investment securities purchased	9,063,941	342,226	—
Collateral for securities on loan (Note 1)	4,178,506	59,341,878	1,976,724
Capital shares redeemed	—	358,350	—
Investment advisory fees (Note 2)	289,870	469,754	11,088

Total Liabilities	13,532,317	60,512,208	1,987,812

NET ASSETS	$775,820,391	$1,215,659,222	$28,646,095

Net assets consist of:
Paid-in capital	$804,815,368	$1,386,404,366	$27,842,782
Distributions in excess of net investment income	(4,875,493)	—	(2,812)
Accumulated net realized loss	(55,065,771)	(105,678,273)	(1,024,022)
Net unrealized appreciation (depreciation)	30,946,287	(65,066,871)	1,830,147

NET ASSETS	$775,820,391	$1,215,659,222	$28,646,095

Shares outstanding[c]	25,200,000	97,550,000	550,000

Net asset value per share	$30.79	$12.46	$52.08

[a]	Securities on loan with values of $3,976,311, $57,811,188 and $1,939,645, respectively. See Note 1.
[b]	Cost of foreign currency: $2,421,601, $ — and $10,367, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2014

	iShares Real Estate 50 ETF	iShares Residential Real Estate Capped ETF	iShares Retail Real Estate Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$72,117,290	$242,822,131	$10,889,770
Affiliated (Note 2)	5,655,148	26,271,707	1,242,818

Total cost of investments	$77,772,438	$269,093,838	$12,132,588

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$80,432,199	$260,732,064	$11,570,933
Affiliated (Note 2)	5,655,148	26,271,707	1,242,818

Total fair value of investments	86,087,347	287,003,771	12,813,751
Receivables:
Dividends and interest	36,150	283,807	10,684

Total Assets	86,123,497	287,287,578	12,824,435

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	5,565,846	25,877,574	1,227,134
Capital shares redeemed	—	13,697	—
Investment advisory fees (Note 2)	31,119	100,320	4,890

Total Liabilities	5,596,965	25,991,591	1,232,024

NET ASSETS	$80,526,532	$261,295,987	$11,592,411

Net assets consist of:
Paid-in capital	$76,742,561	$249,100,638	$12,080,446
Accumulated net realized loss	(4,530,938)	(5,714,584)	(1,169,198)
Net unrealized appreciation	8,314,909	17,909,933	681,163

NET ASSETS	$80,526,532	$261,295,987	$11,592,411

Shares outstanding[b]	1,900,000	5,000,000	300,000

Net asset value per share	$42.38	$52.26	$38.64

[a]	Securities on loan with values of $5,456,640, $25,295,938 and $1,202,429, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2014

	iShares Asia Developed Real Estate ETF	iShares Europe Developed Real Estate ETF	iShares Industrial/Office Real Estate Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,009,466	$784,156	$387,752
Interest — affiliated (Note 2)	11	2	3
Securities lending income — affiliated (Note 2)	3,965	3,556	3,103

Total investment income	1,013,442	787,714	390,858

EXPENSES
Investment advisory fees (Note 2)	157,657	114,571	74,516

Total expenses	157,657	114,571	74,516

Net investment income	855,785	673,143	316,342

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(767,169)	(312,464)	(120,635)
In-kind redemptions — unaffiliated	1,875,045	—	828,902
Foreign currency transactions	(11,849)	4,934	—

Net realized gain (loss)	1,096,027	(307,530)	708,267

Net change in unrealized appreciation/depreciation on:
Investments	(8,479,112)	4,864,579	(306,234)
Translation of assets and liabilities in foreign currencies	3,067	445	—

Net change in unrealized appreciation/depreciation	(8,476,045)	4,865,024	(306,234)

Net realized and unrealized gain (loss)	(7,380,018)	4,557,494	402,033

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,524,233)	$5,230,637	$718,375

[a]	Net of foreign withholding tax of $61,786, $98,713 and $ —, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2014

	iShares International Developed Real Estate ETF	iShares Mortgage Real Estate Capped ETF	iShares North America Real Estate ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$29,100,648	$146,543,101	$890,177
Dividends — affiliated (Note 2)	—	2,943,526	—
Interest — affiliated (Note 2)	517	270	6
Securities lending income — affiliated (Note 2)	92,953	405,101	5,328

Total investment income	29,194,118	149,891,998	895,511

EXPENSES
Investment advisory fees (Note 2)	4,197,302	5,080,075	136,910

Total expenses	4,197,302	5,080,075	136,910

Net investment income	24,996,816	144,811,923	758,601

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(20,290,293)	(103,232,029)	(133,339)
In-kind redemptions — unaffiliated	218,543,163	22,028,953	995,823
Foreign currency transactions	(150,521)	—	(1,049)

Net realized gain (loss)	198,102,349	(81,203,076)	861,435

Net change in unrealized appreciation/depreciation on:
Investments	(428,050,258)	(164,926,581)	(1,835,503)
Translation of assets and liabilities in foreign currencies	(4,755)	—	(158)

Net change in unrealized appreciation/depreciation	(428,055,013)	(164,926,581)	(1,835,661)

Net realized and unrealized loss	(229,952,664)	(246,129,657)	(974,226)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(204,955,848)	$(101,317,734)	$(215,625)

[a]	Net of foreign withholding tax of $2,759,939, $ — and $19,383, respectively.

See notes to financial statements.

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2014

	iShares Real Estate 50 ETF	iShares Residential Real Estate Capped ETF	iShares Retail Real Estate Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$2,762,682	$9,377,301	$370,531
Interest — affiliated (Note 2)	9	35	2
Securities lending income — affiliated (Note 2)	15,317	55,057	3,252

Total investment income	2,778,008	9,432,393	373,785

EXPENSES
Investment advisory fees (Note 2)	395,571	1,404,279	68,411

Total expenses	395,571	1,404,279	68,411

Net investment income	2,382,437	8,028,114	305,374

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,001,932)	(3,361,039)	(45,498)
In-kind redemptions — unaffiliated	3,091,889	14,596,891	758,150

Net realized gain	2,089,957	11,235,852	712,652

Net change in unrealized appreciation/depreciation	(8,971,806)	(35,571,081)	(2,574,680)

Net realized and unrealized loss	(6,881,849)	(24,335,229)	(1,862,028)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,499,412)	$(16,307,115)	$(1,556,654)

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Asia Developed Real Estate ETF		iShares Europe Developed Real Estate ETF
	Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$855,785	$825,694	$673,143	$507,318
Net realized gain (loss)	1,096,027	702,897	(307,530)	(327,663)
Net change in unrealized appreciation/depreciation	(8,476,045)	9,193,154	4,865,024	2,768,326

Net increase (decrease) in net assets resulting from operations	(6,524,233)	10,721,745	5,230,637	2,947,981

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,882,856)	(1,968,469)	(704,821)	(638,535)
Return of capital	(115,382)	—	—	—

Total distributions to shareholders	(1,998,238)	(1,968,469)	(704,821)	(638,535)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	23,196,818	16,621,695	2,794,611
Cost of shares redeemed	(15,566,889)	(12,066,850)	—	(1,375,490)

Net increase (decrease) in net assets from capital share transactions	(15,566,889)	11,129,968	16,621,695	1,419,121

INCREASE (DECREASE) IN NET ASSETS	(24,089,360)	19,883,244	21,147,511	3,728,567

NET ASSETS
Beginning of year	45,942,398	26,059,154	16,183,994	12,455,427

End of year	$21,853,038	$45,942,398	$37,331,505	$16,183,994

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(363,860)	$(987,780)	$85,954	$107,149

SHARES ISSUED AND REDEEMED
Shares sold	—	700,000	500,000	100,000
Shares redeemed	(500,000)	(400,000)	—	(50,000)

Net increase (decrease) in shares outstanding	(500,000)	300,000	500,000	50,000

See notes to financial statements.

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Industrial/Office Real Estate Capped ETF		iShares International Developed Real Estate ETF
	Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$316,342	$214,390	$24,996,816	$38,467,351
Net realized gain (loss)	708,267	25,448	198,102,349	(10,070,442)
Net change in unrealized appreciation/depreciation	(306,234)	1,641,863	(428,055,013)	419,080,106

Net increase (decrease) in net assets resulting from operations	718,375	1,881,701	(204,955,848)	447,477,015

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(492,251)	(214,992)	(84,959,164)	(79,974,870)
Return of capital	—	(95,959)	—	—

Total distributions to shareholders	(492,251)	(310,951)	(84,959,164)	(79,974,870)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,299,552	1,529,761	268,558,371	1,181,987,324
Cost of shares redeemed	(3,096,237)	—	(1,180,358,833)	(18,807,798)

Net increase (decrease) in net assets from capital share transactions	6,203,315	1,529,761	(911,800,462)	1,163,179,526

INCREASE (DECREASE) IN NET ASSETS	6,429,439	3,100,511	(1,201,715,474)	1,530,681,671

NET ASSETS
Beginning of year	13,217,370	10,116,859	1,977,535,865	446,854,194

End of year	$19,646,809	$13,217,370	$775,820,391	$1,977,535,865

Distributions in excess of net investment income included in net assets at end of year	$—	$—	$(4,875,493)	$(53,508,790)

SHARES ISSUED AND REDEEMED
Shares sold	300,000	50,000	8,200,000	39,400,000
Shares redeemed	(100,000)	—	(37,100,000)	(600,000)

Net increase (decrease) in shares outstanding	200,000	50,000	(28,900,000)	38,800,000

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Mortgage Real Estate Capped ETF		iShares North America Real Estate ETF
	Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$144,811,923	$88,285,588	$758,601	$553,727
Net realized gain (loss)	(81,203,076)	11,228,321	861,435	1,797,760
Net change in unrealized appreciation/depreciation	(164,926,581)	87,117,654	(1,835,661)	1,282,423

Net increase (decrease) in net assets resulting from operations	(101,317,734)	186,631,563	(215,625)	3,633,910

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(144,811,923)	(96,460,357)	(940,229)	(708,094)
Return of capital	(20,077,833)	—	—	—

Total distributions to shareholders	(164,889,756)	(96,460,357)	(940,229)	(708,094)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	490,145,688	948,668,520	15,200,859	4,744,334
Cost of shares redeemed	(278,350,941)	(106,119,590)	(9,745,665)	(9,447,073)

Net increase (decrease) in net assets from capital share transactions	211,794,747	842,548,930	5,455,194	(4,702,739)

INCREASE (DECREASE) IN NET ASSETS	(54,412,743)	932,720,136	4,299,340	(1,776,923)

NET ASSETS
Beginning of year	1,270,071,965	337,351,829	24,346,755	26,123,678

End of year	$1,215,659,222	$1,270,071,965	$28,646,095	$24,346,755

Distributions in excess of net investment income included in net assets at end of year	$—	$—	$(2,812)	$(14,703)

SHARES ISSUED AND REDEEMED
Shares sold	39,300,000	64,050,000	300,000	100,000
Shares redeemed	(22,400,000)	(7,500,000)	(200,000)	(200,000)

Net increase (decrease) in shares outstanding	16,900,000	56,550,000	100,000	(100,000)

See notes to financial statements.

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Real Estate 50 ETF		iShares Residential Real Estate Capped ETF
	Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,382,437	$2,002,571	$8,028,114	$5,994,320
Net realized gain	2,089,957	1,836,581	11,235,852	2,553,441
Net change in unrealized appreciation/depreciation	(8,971,806)	10,606,352	(35,571,081)	39,438,120

Net increase (decrease) in net assets resulting from operations	(4,499,412)	14,445,504	(16,307,115)	47,985,881

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,110,083)	(2,458,774)	(10,353,962)	(7,747,242)

Total distributions to shareholders	(3,110,083)	(2,458,774)	(10,353,962)	(7,747,242)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,287,172	48,160,660	68,791,945	158,667,465
Cost of shares redeemed	(19,748,906)	(9,585,602)	(136,261,711)	(19,285,527)

Net increase (decrease) in net assets from capital share transactions	(15,461,734)	38,575,058	(67,469,766)	139,381,938

INCREASE (DECREASE) IN NET ASSETS	(23,071,229)	50,561,788	(94,130,843)	179,620,577

NET ASSETS
Beginning of year	103,597,761	53,035,973	355,426,830	175,806,253

End of year	$80,526,532	$103,597,761	$261,295,987	$355,426,830

SHARES ISSUED AND REDEEMED
Shares sold	100,000	1,200,000	1,350,000	3,200,000
Shares redeemed	(500,000)	(250,000)	(2,850,000)	(400,000)

Net increase (decrease) in shares outstanding	(400,000)	950,000	(1,500,000)	2,800,000

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Retail Real Estate Capped ETF
	Year ended April 30, 2014	Year ended April 30, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$305,374	$461,972
Net realized gain	712,652	2,371,117
Net change in unrealized appreciation/depreciation	(2,574,680)	1,758,778

Net increase (decrease) in net assets resulting from operations	(1,556,654)	4,591,867

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(459,897)	(670,896)

Total distributions to shareholders	(459,897)	(670,896)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,838,314	20,732,812
Cost of shares redeemed	(10,831,601)	(15,847,281)

Net increase (decrease) in net assets from capital share transactions	(6,993,287)	4,885,531

INCREASE (DECREASE) IN NET ASSETS	(9,009,838)	8,806,502

NET ASSETS
Beginning of year	20,602,249	11,795,747

End of year	$11,592,411	$20,602,249

SHARES ISSUED AND REDEEMED
Shares sold	100,000	600,000
Shares redeemed	(300,000)	(450,000)

Net increase (decrease) in shares outstanding	(200,000)	150,000

See notes to financial statements.

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Asia Developed Real Estate ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$38.29	$28.95	$31.31	$29.22	$20.62

Income from investment operations:
Net investment income[a]	0.86	0.88	0.91	0.78	0.85
Net realized and unrealized gain (loss)[b]	(5.99)	10.55	(2.16)	2.93	9.22

Total from investment operations	(5.13)	11.43	(1.25)	3.71	10.07

Less distributions from:
Net investment income	(1.83)	(2.09)	(1.11)	(1.62)	(1.47)
Return of capital	(0.11)	—	—	—	—

Total distributions	(1.94)	(2.09)	(1.11)	(1.62)	(1.47)

Net asset value, end of year	$31.22	$38.29	$28.95	$31.31	$29.22

Total return	(13.27)%	41.21%	(3.79)%	13.20%	49.34%

Ratios/Supplemental data:
Net assets, end of year (000s)	$21,853	$45,942	$26,059	$28,178	$23,375
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.61%	2.73%	3.30%	2.61%	3.03%
Portfolio turnover rate[c]	9%	15%	11%	8%	15%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Europe Developed Real Estate ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$32.37	$27.68	$35.07	$27.33	$21.04

Income from investment operations:
Net investment income[a]	0.96	1.09	1.25	1.83	0.75
Net realized and unrealized gain (loss)[b]	5.13	4.91	(7.37)	7.78	6.38

Total from investment operations	6.09	6.00	(6.12)	9.61	7.13

Less distributions from:
Net investment income	(1.13)	(1.31)	(1.27)	(1.87)	(0.84)

Total distributions	(1.13)	(1.31)	(1.27)	(1.87)	(0.84)

Net asset value, end of year	$37.33	$32.37	$27.68	$35.07	$27.33

Total return	19.62%	22.66%	(17.66)%	37.23%	34.17%

Ratios/Supplemental data:
Net assets, end of year (000s)	$37,332	$16,184	$12,455	$21,042	$8,199
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.82%	3.78%	4.28%	6.25%	2.65%
Portfolio turnover rate[c]	9%	14%	13%	11%	18%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Industrial/Office Real Estate Capped ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$33.04	$28.91	$29.98	$26.19	$16.79

Income from investment operations:
Net investment income[a]	0.63	0.59	0.50	0.51	0.74
Net realized and unrealized gain (loss)[b]	0.05	4.40	(0.70)	4.15	9.46

Total from investment operations	0.68	4.99	(0.20)	4.66	10.20

Less distributions from:
Net investment income	(0.98)	(0.59)	(0.87)	(0.87)	(0.70)
Return of capital	—	(0.27)	—	—	(0.10)

Total distributions	(0.98)	(0.86)	(0.87)	(0.87)	(0.80)

Net asset value, end of year	$32.74	$33.04	$28.91	$29.98	$26.19

Total return	2.35%	17.71%	(0.28)%	18.39%	62.09%

Ratios/Supplemental data:
Net assets, end of year (000s)	$19,647	$13,217	$10,117	$14,991	$10,476
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.04%	2.03%	1.89%	1.96%	3.36%
Portfolio turnover rate[c]	22%	15%	15%	22%	36%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares International Developed Real Estate ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$36.55	$29.21	$32.59	$28.80	$20.94

Income from investment operations:
Net investment income[a]	0.93	0.95	1.09	1.08	0.88
Net realized and unrealized gain (loss)[b]	(3.08)	8.27	(3.36)	4.64	9.02

Total from investment operations	(2.15)	9.22	(2.27)	5.72	9.90

Less distributions from:
Net investment income	(3.61)	(1.88)	(1.11)	(1.93)	(2.04)

Total distributions	(3.61)	(1.88)	(1.11)	(1.93)	(2.04)

Net asset value, end of year	$30.79	$36.55	$29.21	$32.59	$28.80

Total return	(5.27)%	32.89%	(6.93)%	20.89%	48.08%

Ratios/Supplemental data:
Net assets, end of year (000s)	$775,820	$1,977,536	$446,854	$417,113	$325,415
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.86%	2.99%	3.83%	3.63%	3.17%
Portfolio turnover rate[c]	9%	16%	11%	7%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Mortgage Real Estate Capped ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$15.75	$14.00	$15.39	$15.34	$12.71

Income from investment operations:
Net investment income[a]	1.70	1.62	1.55	1.45	1.40
Net realized and unrealized gain (loss)[b]	(3.06)	1.87	(1.33)	0.07	2.56

Total from investment operations	(1.36)	3.49	0.22	1.52	3.96

Less distributions from:
Net investment income	(1.70)	(1.74)	(1.60)	(1.47)	(1.33)
Return of capital	(0.23)	—	(0.01)	—	—

Total distributions	(1.93)	(1.74)	(1.61)	(1.47)	(1.33)

Net asset value, end of year	$12.46	$15.75	$14.00	$15.39	$15.34

Total return	(7.41)%	26.63%	2.48%	10.56%	32.00%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,215,659	$1,270,072	$337,352	$159,326	$58,294
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	13.68%	10.96%	11.44%	9.58%	9.62%
Portfolio turnover rate[c]	35%	44%	79%	63%	50%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares North America Real Estate ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$54.10	$47.50	$45.06	$37.76	$22.78

Income from investment operations:
Net investment income[a]	1.31	1.16	1.06	0.95	1.04
Net realized and unrealized gain (loss)[b]	(1.76)	6.97	2.70	7.57	15.06

Total from investment operations	(0.45)	8.13	3.76	8.52	16.10

Less distributions from:
Net investment income	(1.57)	(1.53)	(1.32)	(1.22)	(1.09)
Return of capital	—	—	—	—	(0.03)

Total distributions	(1.57)	(1.53)	(1.32)	(1.22)	(1.12)

Net asset value, end of year	$52.08	$54.10	$47.50	$45.06	$37.76

Total return	(0.53)%	17.60%	8.82%	23.11%	72.16%

Ratios/Supplemental data:
Net assets, end of year (000s)	$28,646	$24,347	$26,124	$13,519	$7,553
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.66%	2.41%	2.47%	2.42%	3.45%
Portfolio turnover rate[c]	18%	11%	9%	12%	14%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Real Estate 50 ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$45.04	$39.29	$37.65	$31.62	$20.06

Income from investment operations:
Net investment income[a]	1.17	1.14	1.08	0.96	0.99
Net realized and unrealized gain (loss)[b]	(2.30)	6.01	1.99	6.27	11.71

Total from investment operations	(1.13)	7.15	3.07	7.23	12.70

Less distributions from:
Net investment income	(1.53)	(1.40)	(1.43)	(1.20)	(0.97)
Return of capital	—	—	—	—	(0.17)

Total distributions	(1.53)	(1.40)	(1.43)	(1.20)	(1.14)

Net asset value, end of year	$42.38	$45.04	$39.29	$37.65	$31.62

Total return	(2.21)%	18.73%	8.66%	23.53%	64.88%

Ratios/Supplemental data:
Net assets, end of year (000s)	$80,527	$103,598	$53,036	$56,474	$42,686
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.89%	2.81%	3.01%	2.90%	3.85%
Portfolio turnover rate[c]	19%	13%	19%	18%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Residential Real Estate Capped ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$54.68	$47.52	$44.16	$35.93	$21.89

Income from investment operations:
Net investment income[a]	1.36	1.20	1.06	1.01	1.03
Net realized and unrealized gain (loss)[b]	(1.97)	7.49	3.71	8.44	14.22

Total from investment operations	(0.61)	8.69	4.77	9.45	15.25

Less distributions from:
Net investment income	(1.81)	(1.53)	(1.41)	(1.22)	(0.99)
Return of capital	—	—	—	—	(0.22)

Total distributions	(1.81)	(1.53)	(1.41)	(1.22)	(1.21)

Net asset value, end of year	$52.26	$54.68	$47.52	$44.16	$35.93

Total return	(0.78)%	18.77%	11.19%	26.89%	71.40%

Ratios/Supplemental data:
Net assets, end of year (000s)	$261,296	$355,427	$175,806	$103,776	$44,913
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.74%	2.44%	2.44%	2.60%	3.60%
Portfolio turnover rate[c]	17%	14%	28%	16%	14%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Retail Real Estate Capped ETF
	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010
Net asset value, beginning of year	$41.20	$33.70	$30.40	$25.45	$16.27

Income from investment operations:
Net investment income[a]	0.79	0.80	0.78	0.64	0.70
Net realized and unrealized gain (loss)[b]	(2.18)	7.82	3.54	5.24	9.38

Total from investment operations	(1.39)	8.62	4.32	5.88	10.08

Less distributions from:
Net investment income	(1.17)	(1.12)	(1.02)	(0.93)	(0.71)
Return of capital	—	—	—	—	(0.19)

Total distributions	(1.17)	(1.12)	(1.02)	(0.93)	(0.90)

Net asset value, end of year	$38.64	$41.20	$33.70	$30.40	$25.45

Total return	(3.09)%	26.20%	14.83%	23.73%	63.76%

Ratios/Supplemental data:
Net assets, end of year (000s)	$11,592	$20,602	$11,796	$10,641	$11,451
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.14%	2.27%	2.64%	2.42%	3.37%
Portfolio turnover rate[c]	29%	16%	24%	28%	39%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name [a]	Diversification Classification
Asia Developed Real Estate	iShares FTSE EPRA/NAREIT Developed Asia Index Fund	Non-diversified
Europe Developed Real Estate	iShares FTSE EPRA/NAREIT Developed Europe Index Fund	Non-diversified
Industrial/Office Real Estate Capped	iShares FTSE NAREIT Industrial/Office Capped Index Fund	Non-diversified
International Developed Real Estate	iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	Diversified
Mortgage Real Estate Capped	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	Non-diversified
North America Real Estate	iShares FTSE EPRA/NAREIT North America Index Fund	Diversified
Real Estate 50	iShares FTSE NAREIT Real Estate 50 Index Fund	Non-diversified
Residential Real Estate Capped	iShares FTSE NAREIT Residential Plus Capped Index Fund	Non-diversified
Retail Real Estate Capped	iShares FTSE NAREIT Retail Capped Index Fund	Non-diversified

[a]	The Funds changed their names effective July 1, 2013.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Certain Funds invest in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in emerging market and frontier market countries.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of April 30, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
Asia Developed Real Estate
Assets:
Common Stocks	$21,743,455	$—	$7	$21,743,462
Money Market Funds	51,519	—	—	51,519

	$21,794,974	$—	$7	$21,794,981

Europe Developed Real Estate
Assets:
Common Stocks	$36,253,253	$—	$—	$36,253,253
Investment Companies	606,085	—	—	606,085
Rights	—	57,287	—	57,287
Money Market Funds	31,518	—	—	31,518

	$36,890,856	$57,287	$—	$36,948,143

Industrial/Office Real Estate Capped
Assets:
Common Stocks	$19,611,949	$—	$—	$19,611,949
Money Market Funds	1,912,477	—	—	1,912,477

	$21,524,426	$—	$—	$21,524,426

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
International Developed Real Estate
Assets:
Common Stocks	$765,912,274	$—	$92	$765,912,366
Investment Companies	3,682,518	—	—	3,682,518
Rights	—	353,924	—	353,924
Money Market Funds	5,022,506	—	—	5,022,506

	$774,617,298	$353,924	$92	$774,971,314

Mortgage Real Estate Capped
Assets:
Common Stocks	$1,215,041,515	$—	$—	$1,215,041,515
Money Market Funds	61,083,298	—	—	61,083,298

	$1,276,124,813	$—	$—	$1,276,124,813

North America Real Estate
Assets:
Common Stocks	$28,599,884	$—	$—	$28,599,884
Money Market Funds	1,995,267	—	—	1,995,267

	$30,595,151	$—	$—	$30,595,151

Real Estate 50
Assets:
Common Stocks	$80,432,199	$—	$—	$80,432,199
Money Market Funds	5,655,148	—	—	5,655,148

	$86,087,347	$—	$—	$86,087,347

Residential Real Estate Capped
Assets:
Common Stocks	$260,732,064	$—	$—	$260,732,064
Money Market Funds	26,271,707	—	—	26,271,707

	$287,003,771	$—	$—	$287,003,771

Retail Real Estate Capped
Assets:
Common Stocks	$11,570,933	$—	$—	$11,570,933
Money Market Funds	1,242,818	—	—	1,242,818

	$12,813,751	$—	$—	$12,813,751

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2014 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES® TRUST

income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2014, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105%

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedule of investments. The value of any securities on loan as of April 30, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of April 30, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Asia Developed Real Estate	$41,036	$41,036	$—
Europe Developed Real Estate	22,574	22,574	—
Industrial/Office Real Estate Capped	1,841,652	1,841,652	—
International Developed Real Estate	3,976,311	3,976,311	—
Mortgage Real Estate Capped	57,811,188	57,811,188	—
North America Real Estate	1,939,645	1,939,645	—
Real Estate 50	5,456,640	5,456,640	—
Residential Real Estate Capped	25,295,938	25,295,938	—
Retail Real Estate Capped	1,202,429	1,202,429	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.48% based on the average daily net assets of each Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) the iShares Industrial/Office Real Estate Capped ETF, iShares Mortgage Real Estate Capped ETF, iShares North America Real Estate ETF, iShares Real Estate 50 ETF, iShares Residential Real Estate Capped ETF and iShares Retail Real Estate ETF (the “Group 1 Funds”) retain 70% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

Pursuant to a securities lending agreement effective January 1, 2014, (i) the iShares Asia Developed Real Estate ETF, iShares Europe Developed Real Estate ETF and iShares International Developed Real Estate ETF (the “Group 2 Funds”) retain 75% of securities lending income (commencing January 1, 2015 the amount each Fund will retain is expected to change to 70% of securities lending income) and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

For the year ended April 30, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
Asia Developed Real Estate	$2,016
Europe Developed Real Estate	1,217
Industrial/Office Real Estate Capped	1,667
International Developed Real Estate	43,742
Mortgage Real Estate Capped	198,717

iShares ETF	Fees Paid to BTC
North America Real Estate	$2,867
Real Estate 50	8,243
Residential Real Estate Capped	29,641
Retail Real Estate Capped	1,748

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In addition, commencing the business day following a “Hurdle Date” (the date that the aggregate securities lending income generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 or lesser amount as may be agreed to by the Funds and BTC) and pursuant to a securities lending agreement, each Group 1 Fund will (i) receive for the remainder of that calendar year 75% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will (i) receive for the remainder of that calendar year 80% of securities lending income (for any Hurdle Date after January 1, 2015, each Fund will retain 75% of securities lending income) and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended April 30, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Mortgage Real Estate Capped
PennyMac Mortgage Investment Trust	965,218	261,095	—	1,226,313	$28,744,777	$2,943,526	$—

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2014 were as follows:

iShares ETF	Purchases	Sales
Asia Developed Real Estate	$3,068,178	$4,400,298
Europe Developed Real Estate	2,221,235	2,433,308
Industrial/Office Real Estate Capped	3,960,981	3,397,112
International Developed Real Estate	82,169,243	148,763,067
Mortgage Real Estate Capped	406,870,923	376,554,912
North America Real Estate	6,428,812	4,936,972
Real Estate 50	15,786,012	16,352,045
Residential Real Estate Capped	50,605,308	50,298,920
Retail Real Estate Capped	4,179,762	5,074,738

In-kind transactions (see Note 4) for the year ended April 30, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Asia Developed Real Estate	$—	$15,241,216
Europe Developed Real Estate	16,521,247	—
Industrial/Office Real Estate Capped	8,480,398	2,824,153
International Developed Real Estate	262,658,247	1,161,626,542
Mortgage Real Estate Capped	464,819,703	265,593,652
North America Real Estate	13,473,622	9,428,022
Real Estate 50	3,870,548	18,712,448
Residential Real Estate Capped	67,434,419	135,004,987
Retail Real Estate Capped	3,816,143	9,893,711

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2014, attributable to passive foreign investment companies, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Asia Developed Real Estate	$(334,632)	$1,650,991	$(1,316,359)
Europe Developed Real Estate	—	10,483	(10,483)
Industrial/Office Real Estate Capped	406,231	175,909	(582,140)
International Developed Real Estate	82,335,505	108,595,645	(190,931,150)
Mortgage Real Estate Capped	(17,698,672)	—	17,698,672
North America Real Estate	693,138	193,519	(886,657)
Real Estate 50	1,781,681	727,646	(2,509,327)
Residential Real Estate Capped	9,916,728	2,325,848	(12,242,576)
Retail Real Estate Capped	558,432	154,523	(712,955)

The tax character of distributions paid during the years ended April 30, 2014 and April 30, 2013 was as follows:

iShares ETF	2014	2013
Asia Developed Real Estate
Ordinary income	$1,882,856	$1,968,469
Return of capital	115,382	—

	$1,998,238	$1,968,469

Europe Developed Real Estate
Ordinary income	$704,821	$638,535

Industrial/Office Real Estate Capped
Ordinary income	$492,251	$214,992
Return of capital	—	95,959

	$492,251	$310,951

International Developed Real Estate
Ordinary income	$84,959,164	$79,974,870

Mortgage Real Estate Capped
Ordinary income	$144,811,923	$96,460,357
Return of capital	20,077,833	—

	$164,889,756	$96,460,357

North America Real Estate
Ordinary income	$940,229	$708,094

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	2014	2013
Real Estate 50
Ordinary income	$3,110,083	$2,458,774

Residential Real Estate Capped
Ordinary income	$10,353,962	$7,747,242

Retail Real Estate Capped
Ordinary income	$459,897	$670,896

As of April 30, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Asia Developed Real Estate	$—	$(4,679,102)	$(1,329,829)	$(320,921)	$(6,329,852)
Europe Developed Real Estate	487,082	(1,931,233)	4,343,955	(10,544)	2,889,260
Industrial/Office Real Estate Capped	—	(1,167,367)	2,699,043	(42,104)	1,489,572
International Developed Real Estate	5,573,964	(36,442,031)	5,079,277	(3,206,187)	(28,994,977)
Mortgage Real Estate Capped	—	(31,732,825)	(132,066,163)	(6,946,156)	(170,745,144)
North America Real Estate	—	(807,499)	1,610,812	—	803,313
Real Estate 50	—	(2,767,422)	6,929,202	(377,809)	3,783,971
Residential Real Estate Capped	—	(679,786)	14,715,218	(1,840,083)	12,195,349
Retail Real Estate Capped	—	(1,131,840)	643,805	—	(488,035)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2015.

As of April 30, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
Asia Developed Real Estate	$2,044,912	$157,999	$1,651,814	$824,377	$4,679,102
Europe Developed Real Estate	716,410	102,293	616,993	495,537	1,931,233
Industrial/Office Real Estate Capped	—	—	1,167,367	—	1,167,367
International Developed Real Estate	18,987,527	743,329	9,938,969	6,772,206	36,442,031
Mortgage Real Estate Capped	12,255,284	4,187,735	15,084,868	204,938	31,732,825
North America Real Estate	205,974	25,690	385,640	190,195	807,499
Real Estate 50	—	—	2,767,422	—	2,767,422
Residential Real Estate Capped	—	—	473,414	206,372	679,786
Retail Real Estate Capped	7,396	—	1,094,459	29,985	1,131,840

[a]	Must be utilized prior to losses subject to expiration.

72	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended April 30, 2014, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Industrial/Office Real Estate Capped	$80,503
North America Real Estate	80,147
Real Estate 50	62,324
Residential Real Estate Capped	1,444,058

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Developed Real Estate	$23,124,696	$1,197,192	$(2,526,907)	$(1,329,715)
Europe Developed Real Estate	32,606,692	5,562,639	(1,221,188)	4,341,451
Industrial/Office Real Estate Capped	18,825,383	3,115,032	(415,989)	2,699,043
International Developed Real Estate	769,920,783	62,812,116	(57,761,585)	5,050,531
Mortgage Real Estate Capped	1,408,190,976	76,260,664	(208,326,827)	(132,066,163)
North America Real Estate	28,984,378	2,353,309	(742,536)	1,610,773
Real Estate 50	79,158,145	10,073,943	(3,144,741)	6,929,202
Residential Real Estate Capped	272,288,553	20,767,370	(6,052,152)	14,715,218
Retail Real Estate Capped	12,169,946	769,939	(126,134)	643,805

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

6.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	73

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Asia Developed Real Estate ETF, iShares Europe Developed Real Estate ETF, iShares Industrial/Office Real Estate Capped ETF, iShares International Developed Real Estate ETF, iShares Mortgage Real Estate Capped ETF, iShares North America Real Estate ETF, iShares Real Estate 50 ETF, iShares Residential Real Estate Capped ETF and iShares Retail Real Estate Capped ETF (the “Funds”) at April 30, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 19, 2014

74	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended April 30, 2014, certain Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Asia Developed Real Estate	$1,071,252	$61,645
Europe Developed Real Estate	882,869	95,332
International Developed Real Estate	31,600,024	2,705,280

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2014:

iShares ETF	Qualified Dividend Income
Asia Developed Real Estate	$64,264
Europe Developed Real Estate	795,565
Industrial/Office Real Estate Capped	26,045
International Developed Real Estate	13,253,092
Mortgage Real Estate Capped	8,946,059

iShares ETF	Qualified Dividend Income
North America Real Estate	$145,601
Real Estate 50	115,257
Residential Real Estate Capped	182,444
Retail Real Estate Capped	62,042

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	75

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total per Share
Europe Developed Real Estate	$1.046546	$—	$0.081506	$1.128052	93%	—%	7%	100%
Industrial/Office Real Estate Capped	0.966017	—	0.010479	0.976496	99	—	1	100
Mortgage Real Estate Capped	1.931349	—	—	1.931349	100	—	—	100
North America Real Estate	1.569971	—	—	1.569971	100	—	—	100
Real Estate 50	1.515202	—	0.014224	1.529426	99	—	1	100
Residential Real Estate Capped	1.806064	—	—	1.806064	100	—	—	100
Retail Real Estate Capped	1.152326	—	0.019027	1.171353	98	—	2	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

76	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Asia Developed Real Estate ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	3	0.23%
Greater than 4.5% and Less than 5.0%	1	0.08
Greater than 4.0% and Less than 4.5%	4	0.30
Greater than 3.5% and Less than 4.0%	1	0.08
Greater than 3.0% and Less than 3.5%	11	0.83
Greater than 2.5% and Less than 3.0%	11	0.83
Greater than 2.0% and Less than 2.5%	23	1.74
Greater than 1.5% and Less than 2.0%	37	2.81
Greater than 1.0% and Less than 1.5%	124	9.40
Greater than 0.5% and Less than 1.0%	246	18.65
Between 0.5% and –0.5%	558	42.29
Less than –0.5% and Greater than –1.0%	148	11.22
Less than –1.0% and Greater than –1.5%	72	5.46
Less than –1.5% and Greater than –2.0%	39	2.96
Less than –2.0% and Greater than –2.5%	20	1.52
Less than –2.5% and Greater than –3.0%	10	0.76
Less than –3.0% and Greater than –3.5%	8	0.61
Less than –3.5% and Greater than –4.0%	1	0.08
Less than –4.0% and Greater than –4.5%	2	0.15

	1,319	100.00%

SUPPLEMENTAL INFORMATION	77

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Europe Developed Real Estate ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	2	0.15%
Greater than 3.0% and Less than 3.5%	3	0.23
Greater than 2.5% and Less than 3.0%	9	0.68
Greater than 2.0% and Less than 2.5%	17	1.29
Greater than 1.5% and Less than 2.0%	22	1.67
Greater than 1.0% and Less than 1.5%	89	6.75
Greater than 0.5% and Less than 1.0%	266	20.17
Between 0.5% and –0.5%	742	56.24
Less than –0.5% and Greater than –1.0%	105	7.96
Less than –1.0% and Greater than –1.5%	38	2.88
Less than –1.5% and Greater than –2.0%	16	1.21
Less than –2.0% and Greater than –2.5%	8	0.61
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0%	1	0.08

	1,319	100.00%

iShares Industrial/Office Real Estate Capped ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	4	0.30%
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	8	0.61
Between 0.5% and –0.5%	1,301	98.64
Less than –0.5% and Greater than –1.0%	4	0.30

	1,319	100.00%

78	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares International Developed Real Estate ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	1	0.08%
Greater than 3.0% and Less than 3.5%	7	0.53
Greater than 2.5% and Less than 3.0%	11	0.83
Greater than 2.0% and Less than 2.5%	13	0.99
Greater than 1.5% and Less than 2.0%	51	3.87
Greater than 1.0% and Less than 1.5%	106	8.03
Greater than 0.5% and Less than 1.0%	326	24.71
Between 0.5% and –0.5%	633	47.98
Less than –0.5% and Greater than –1.0%	94	7.13
Less than –1.0% and Greater than –1.5%	41	3.11
Less than –1.5% and Greater than –2.0%	22	1.67
Less than –2.0% and Greater than –2.5%	10	0.76
Less than –2.5% and Greater than –3.0%	2	0.15
Less than –3.0% and Greater than –3.5%	1	0.08
Less than –3.5% and Greater than –4.0%	1	0.08

	1,319	100.00%

iShares Mortgage Real Estate Capped ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	3	0.23%
Greater than 0.5% and Less than 1.0%	4	0.30
Between 0.5% and –0.5%	1,310	99.32
Less than –0.5% and Greater than –1.0%	2	0.15

	1,319	100.00%

SUPPLEMENTAL INFORMATION	79

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares North America Real Estate ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	6	0.46%
Greater than 5.0% and Less than 5.5%	2	0.15
Greater than 4.5% and Less than 5.0%	2	0.15
Greater than 4.0% and Less than 4.5%	1	0.08
Greater than 3.5% and Less than 4.0%	4	0.30
Greater than 3.0% and Less than 3.5%	6	0.46
Greater than 2.5% and Less than 3.0%	11	0.83
Greater than 2.0% and Less than 2.5%	21	1.59
Greater than 1.5% and Less than 2.0%	17	1.29
Greater than 1.0% and Less than 1.5%	59	4.47
Greater than 0.5% and Less than 1.0%	164	12.43
Between 0.5% and –0.5%	938	71.12
Less than –0.5% and Greater than –1.0%	52	3.94
Less than –1.0% and Greater than –1.5%	17	1.29
Less than –1.5% and Greater than –2.0%	6	0.46
Less than –2.0% and Greater than –2.5%	4	0.30
Less than –2.5%	9	0.68

	1,319	100.00%

iShares Real Estate 50 ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	3	0.23%
Greater than 0.5% and Less than 1.0%	5	0.37
Between 0.5% and –0.5%	1,310	99.32
Less than –0.5% and Greater than –1.0%	1	0.08

	1,319	100.00%

iShares Residential Retail Estate Capped ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	4	0.30%
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	6	0.46
Between 0.5% and –0.5%	1,302	98.72
Less than –0.5% and Greater than –1.0%	5	0.37

	1,319	100.00%

80	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Retail Real Estate Capped ETF

Period Covered: January 1, 2009 through March 31, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	5	0.37%
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	1	0.08
Between 0.5% and –0.5%	1,307	99.08
Less than –0.5% and Greater than –1.0%	3	0.23
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5%	1	0.08

	1,319	100.00%

SUPPLEMENTAL INFORMATION	81

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 301 funds (as of April 30, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (43)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).	Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

82	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011);
		Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee
(2006-2010) of the Thacher School; Member (since 1992) and Chair
		(1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	83

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

84	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	85

Notes:

86	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), or National Association of Real Estate Investment Trusts (“NAREIT”), nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-45-0414

Item 2. Code of Ethics.

iShares Trust (the “Registrant”) adopted a new code of ethics on July 1, 2011 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended April 30, 2014, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, Robert H. Silver and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the forty-eight series of the Registrant for which the fiscal year-end is April 30, 2014 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $635,500 for the fiscal year ended April 30, 2013 and $621,100 for the fiscal year ended April 30, 2014.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2013 and April 30, 2014 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $185,760 for the fiscal year ended April 30, 2013 and $176,473 for the fiscal year ended April 30, 2014.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended April 30, 2013 and April 30, 2014 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended April 30, 2014 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were, $5,212,122 for the fiscal year ended April 30, 2013 and $3,982,878 for the fiscal year ended April 30, 2014.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and Madhav V. Rajan.

Item 6. Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)
Date:	June 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)
Date:	June 23, 2014

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date:	June 23, 2014